   As filed with the Securities and Exchange Commission on October 27, 2003
                                              Securities Act File No. 333-109001
                                       Investment Company Act File No. 811-21380

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                     U.S. Securities And Exchange Commission
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-2
                        (CHECK APPROPRIATE BOX OR BOXES)

           /X/ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         /X/ Pre-Effective Amendment No. 1
                        / / Post-Effective Amendment No.
                                     and/or

       /X/ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                               /X/ Amendment No. 4

                                   ----------

           Flaherty & Crumrine/Claymore Total Return Fund Incorporated
               (Exact Name of Registrant as Specified In Charter)

                                   ----------

                            301 E. Colorado Boulevard
                           Pasadena, California 91101
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, including Area Code: 626-795-7300

                               Robert M. Ettinger
                            301 E. Colorado Boulevard
                                    Suite 720
                               Pasadena, CA 91101
                     (Name and Address of Agent For Service)

                                   ----------

                                 WITH COPIES TO:

        Rose F. DiMartino, Esq.               Leonard B. Mackey, Jr., Esq.
        Willkie Farr & Gallagher LLP          Clifford Chance US LLP
        787 Seventh Avenue                    200 Park Avenue
        New York, New York 10019              New York, New York 10166

                                   ----------

          Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

          If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. / /

                                   ----------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

TITLE OF SECURITIES BEING      AMOUNT BEING         PROPOSED MAXIMUM            PROPOSED MAXIMUM            AMOUNT OF REGISTRATION
       REGISTERED              REGISTERED(1)    OFFERING PRICE PER UNIT   AGGREGATE OFFERING UNIT PRICE            FEE(1)(2)
--------------------------     -------------    -----------------------   -----------------------------     ----------------------
Auction Market Preferred
  Stock,                        5,160 shares          $  25,000               $129,000,000                       $10,436.10
$0.01 par value

(1) As calculated pursuant to Rule 457(c) under the Securities Act of 1933, as amended.

(2) Of this amount, $80.90 was transmitted prior to the initial filing of the Registration Statement and the remainder was transmitted prior to this filing.

                                   ----------

          THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

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THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                             SUBJECT TO COMPLETION

PROSPECTUS


                 PRELIMINARY PROSPECTUS DATED OCTOBER 27, 2003



[Flaherty & Crumrine Incorporated                              [Claymore Logo]
Logo]

                                  $128,500,000

                          FLAHERTY & CRUMRINE/CLAYMORE
                         TOTAL RETURN FUND INCORPORATED


                    AUCTION MARKET PREFERRED SHARES ("AMPS")
                            2,570 SHARES, SERIES T7
                            2,570 SHARES, SERIES W28
                    LIQUIDATION PREFERENCE $25,000 PER SHARE


                              --------------------

   Flaherty & Crumrine/Claymore Total Return Fund Incorporated (the "Fund") is a recently organized, diversified, closed-end management investment company.

    The Fund's primary investment objective is high current income for holders of its Common Shares. The Fund's secondary investment objective is capital appreciation. Under normal market conditions, at least 80% of the Fund's total assets will be invested in a diversified portfolio of preferred securities and other income-producing securities consisting of various debt securities. The portion of the Fund's assets invested in preferred securities, on the one hand, and debt securities, on the other, will vary from time to time consistent with the Fund's investment objectives, although the Fund will normally invest at least 50% of its total assets in preferred securities. At least 80% of the Fund's holdings of preferred and debt securities will be investment grade quality at the time of purchase. Up to 20% of the Fund's total assets may be invested in securities rated below investment grade (which securities must be rated at least either Ba3 or BB- at the time of purchase), provided the issuer has investment grade senior debt outstanding. Preferred and debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay dividends and interest and repay principal. Due to the risks involved in investing in preferred and debt securities of below investment grade quality, an investment in the Fund should be considered speculative.

                                                   (CONTINUED ON FOLLOWING PAGE)


    INVESTING IN THE AMPS INVOLVES RISKS THAT ARE DESCRIBED IN "RISKS OF THE FUND" BEGINNING ON PAGE 49 OF THIS PROSPECTUS. CERTAIN OF THESE RISKS ARE SUMMARIZED IN "PROSPECTUS SUMMARY--RISKS OF THE FUND" BEGINNING ON PAGE 11 OF THE PROSPECTUS. THE MINIMUM PURCHASE AMOUNT OF THE AMPS IS $25,000.


                              --------------------


                                                         PER SHARE     TOTAL
                                                         ---------     -----
Public offering price..................................    $25,000  $128,500,000
Sales load.............................................       $250    $1,285,000
Proceeds, before expenses, to the Fund(1)..............    $24,750  $127,215,000



    (1) Not including offering expenses payable by the Fund estimated to be $375,880 or $.04 per share.



    The public offering price per share will be increased by the amount of dividends, if any, that have accumulated from the date the AMPS are first issued.


    Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


    The underwriters are offering the AMPS subject to various conditions. The AMPS will be ready for delivery in book-entry form only through the facilities
of The Depository Trust Company on or about October   , 2003.


                              --------------------


MERRILL LYNCH & CO.



                           A.G. EDWARDS & SONS, INC.



                                                             WACHOVIA SECURITIES


                              --------------------


                The date of this prospectus is          , 2003.

   (CONTINUED FROM PREVIOUS PAGE)

    Under normal market conditions, the Fund will invest 25% or more of its total assets in securities of companies in each of the utilities industry and the banking industry. The Fund's investment adviser intends to pursue strategies that include, among other things, hedging, which are generally intended to result in the Fund's income increasing in response to significant increases in interest rates while being relatively resistant to the impact of declines in interest rates.


    THE OFFERING. The Fund is simultaneously offering 5,140 Auction Market Preferred Shares ("AMPS") in two separate series: 2,570 Shares Series T7 and 2,570 Shares Series W28. The AMPS will not be listed on any exchange. Generally investors may only buy and sell the AMPS through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent or in a secondary market that certain broker-dealers may maintain. These broker-dealers are not required to maintain a market in the AMPS, and a secondary market, if one develops, may not provide investors with liquidity.


    ADVISER. Flaherty & Crumrine Incorporated acts as investment adviser to the Fund. The Fund's address is 301 E. Colorado Boulevard, Suite 720, Pasadena, California 91101, and the Fund's telephone number is (626) 795-7300.


    This prospectus sets forth concisely information about the Fund you should know before investing. You should read the prospectus before deciding whether to invest and retain it for future reference. A Statement of Additional
Information, dated          , 2003 (the "SAI"), containing additional
information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You can review the table of contents of the SAI on page 82 of this prospectus. You may request a free copy of the SAI by calling (800) 345-7999 or by writing to the Fund. You may also obtain the SAI and other information regarding the Fund on the SEC's web site (http://www.sec.gov).



    Investors in the AMPS will be entitled to receive cash dividends at an annual rate that may vary for the successive dividend periods for the AMPS. The dividend rate for the initial dividend period for each Series will be as
follows: Series T7--   % and Series W28--   %. The initial dividend period for
the AMPS is from the date of issuance through the following applicable dates:
Series T7--        , 2003 and Series W28--        , 2003. For subsequent
dividend periods, the AMPS will pay dividends based on a rate generally set at auctions held every seven days for Series T7 and every 28 days for Series W28. After the initial rate period described in this prospectus, investors may generally only buy or sell AMPS through an order placed at an auction with or through a broker-dealer in accordance with the procedures specified in this prospectus. The dividend rate that results from an auction will not be greater than the applicable maximum rate for any rate period. See "Description of AMPS-- Dividends and Rate Periods--Calculation of Dividend Payment." Prospective purchasers should carefully review the auction procedures described in this prospectus, and should note:



    - a buy order (called a "bid") or sell order is a commitment to buy or sell AMPS based on the results of an auction;


    - purchases and sales will be settled on the next business day after the auction; and


    - ownership of the AMPS will be maintained in book-entry form by or through The Depository Trust Company (or any successor securities depository).



    The AMPS, which have no history of public trading, are not listed on an exchange. Broker-dealers may maintain a secondary trading market in the AMPS outside of the auctions; however, they have no obligation to do so, and there can be no assurance that a secondary market for the AMPS will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers, and the trading price will be subject to variables to be determined at the time of the trade by such broker-dealers). A general increase in the level of interest rates may have an adverse effect on the secondary market price of the AMPS, and an investor that sells AMPS between auctions may receive a price per share of less than $25,000.



    The AMPS will be senior to the Fund's outstanding shares of common stock, par value $.01 per share ("Common Shares"), which are traded on the New York Stock Exchange under the symbol "FLC." The AMPS have a liquidation preference of $25,000 per share, plus any accumulated, unpaid dividends. The AMPS also have priority over the Common Shares as to distribution of assets. See "Description of AMPS." The Fund may redeem AMPS as described under "Description of AMPS-- Redemption." It is a condition of closing this offering that the AMPS be offered with a rating of "Aaa" from Moody's Investors Service, Inc. ("Moody's") and of "AAA" from Fitch Ratings ("Fitch").



    The AMPS do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depositary institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

                               TABLE OF CONTENTS


                                                                        PAGE
                                                                        ----
Prospectus Summary....................................................    5
Financial Highlights (Unaudited)......................................   22
The Fund..............................................................   23
Use of Proceeds.......................................................   23
Capitalization........................................................   24
Portfolio Composition.................................................   24
Investment Objective and Policies.....................................   24
Risks of the Fund.....................................................   49
Management of the Fund................................................   56
Description of AMPS...................................................   59
The Auction...........................................................   68
Net Asset Value.......................................................   72
Description of Capital Structure......................................   73
Repurchase of Common Stock and Tender Offers; Conversion to Open-End
  Fund................................................................   74
Tax Matters...........................................................   76
Certain Provisions of the Articles of Incorporation...................   78
Underwriting..........................................................   80
Custodian, Transfer Agent and Auction Agent...........................   81
Legal Matters.........................................................   81
Available Information.................................................   81
Table of Contents of the Statement of Additional Information..........   82


                               ------------------

    YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. THE FUND HAS NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. THE FUND IS NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. THE FUND'S BUSINESS, FINANCIAL CONDITION AND PROSPECTS MAY HAVE CHANGED SINCE THE DATE OF THIS PROSPECTUS.

                               PROSPECTUS SUMMARY


    THIS IS ONLY A SUMMARY. THIS SUMMARY MAY NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING IN THE AMPS. YOU SHOULD REVIEW THE MORE DETAILED INFORMATION CONTAINED IN THIS PROSPECTUS, IN THE SAI, ESPECIALLY THE INFORMATION SET FORTH UNDER THE HEADING "RISKS OF THE FUND," AND IN THE FUND'S ARTICLES SUPPLEMENTARY.



THE FUND................  Flaherty & Crumrine/Claymore Total Return Fund
                          Incorporated (the "Fund") is a recently organized,
                          diversified, closed-end management investment company.
                          The Fund commenced operations on August 29, 2003 in
                          connection with an initial public offering of
                          9,000,000 Common Shares. As of September 30, 2003, the
                          Fund had 9,404,198 Common Shares outstanding and
                          assets of approximately $245.8 million. The Fund's
                          Common Shares are traded on the New York Stock
                          Exchange under the symbol "FLC." The Fund's principal
                          office is located at 301 E. Colorado Boulevard,
                          Pasadena, California 91101, and its telephone number
                          is (626) 795-7300. See "The Fund."

THE OFFERING............  The Fund is offering 5,140 AMPS, $.01 par value, at a purchase price of $25,000 per share plus dividends, if
                          any, that have accumulated from the date the Fund
                          first issues the AMPS. Two separate series are being
                          offered: 2,570 Shares Series T7 and 2,570 Shares
                          Series W28. The AMPS are being offered by a group of
                          underwriters (the "Underwriters") led by Merrill
                          Lynch, Pierce, Fenner & Smith Incorporated ("Merrill
                          Lynch").

                          The AMPS entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods for the AMPS. In general, except as described under "Description of AMPS--Dividends and Rate Periods," the dividend period for the Series T7 AMPS will be seven days and the dividend period for the Series W28 AMPS will be 28 days. The auction agent will determine the dividend rate for a particular rate period by an auction conducted on the business day immediately prior to the start of that rate period. See "The Auction."

                          The AMPS are not listed on an exchange. Instead, investors will generally buy or sell AMPS in an auction by submitting orders to broker-dealers that have entered into an agreement with the auction agent.

                          Generally, investors in AMPS will not receive certificates representing ownership of their shares.
                          The securities depository (The Depository Trust
                          Company or any successor) or its nominee for the account of the investor's broker-dealer will maintain record ownership of AMPS in book-entry form. An investor's broker-dealer, in turn, will maintain records of that investor's beneficial ownership of AMPS.

ADVISER AND SERVICING
  AGENT.................  Flaherty & Crumrine Incorporated (the "Adviser"), a
                          registered investment adviser, acts as the Fund's
                          investment adviser. The Adviser has been active in the
                          management of portfolios of preferred securities,
                          including related interest rate hedging activities,

                          since 1983. The Adviser had aggregate assets under management, as of September 30, 2003 (excluding the net assets of the Fund), equal to approximately $2.87 billion.

                          Claymore Securities, Inc. (the "Servicing Agent"), a registered broker-dealer, acts as shareholder servicing agent to the Fund. The Servicing Agent's duties include developing and maintaining a website for the Fund; assisting in the review of materials made available to shareholders; maintaining contact with brokers whose clients hold or may be interested in acquiring Fund shares; replying to information requests from shareholders or potential investors;
                          aiding in secondary market support through regular communications with the Fund's New York Stock Exchange specialist and the closed-end fund analyst community;
                          and other services.

ADMINISTRATOR...........  PFPC, Inc., a member of the PNC Financial Services
                          Group, Inc., serves as the Fund's administrator (the
                          "Administrator"). The Administrator calculates the net
                          asset value of the Fund's Common Shares and generally
                          assists in all aspects of the Fund's administration
                          and operation. The Administrator also serves as the
                          Fund's Common Shares servicing agent (transfer agent),
                          dividend-paying agent and registrar.

FEES AND EXPENSES.......  The Fund pays the Adviser a monthly fee for its advisory services equal to an annual rate of .575% on
                          the first $200 million of the Fund's average weekly
                          total managed assets (which include the liquidation
                          preference of the AMPS and the principal amount of any
                          borrowings used for leverage), which is reduced to
                          .50% on the next $300 million of the Fund's average
                          weekly total managed assets and .45% on the Fund's
                          average weekly total managed assets above $500
                          million.

                          The Fund pays the Servicing Agent a monthly fee for its servicing functions equal to an annual rate of .025% on the first $200 million of the Fund's average weekly total managed assets, .10% on the next $300 million of the Fund's average weekly total managed assets and .15% on the Fund's average weekly total managed assets above $500 million. Total managed assets means the total assets of the Fund (which include the liquidation preference on the AMPS and the principal amount of any borrowings used for leverage) minus the sum of accrued liabilities (other than debt representing financial leverage). For purposes of determining total managed assets, the liquidation preference of the AMPS is not treated as a liability.
                          See "Management of the Fund--Adviser."

                          The Fund pays the Administrator a monthly fee computed on the basis of the average weekly total managed assets of the Fund at an annual rate equal to .10% of the first $200 million in assets, .04% on the next
                          $300 million in assets, .03% on the next $500 million in assets and .02% on assets in excess of $1 billion.
                          For acting as Common Shares transfer agent, dividend-paying agent and registrar, the Fund pays the Administrator a monthly fee computed on the basis of the average weekly net assets attributable to the Common Shares at an annual rate equal to .02% of the first $150 million in assets, .01% on the next $350 million in assets, .005% on the next $500 million in assets and .0025% on assets in excess of $1 billion. See "Management of the Fund--Administrative Services."

INVESTMENT OBJECTIVES
  AND POLICIES..........  OBJECTIVES. The Fund's primary investment objective is high current income for holders of its Common Shares.
                          The Fund's secondary investment objective is capital
                          appreciation. The Adviser intends to pursue strategies
                          that it expects generally to result in the Fund's
                          income increasing in response to significant increases
                          in interest rates while being relatively resistant to
                          the impact of declines in interest rates. This
                          strategy involves hedging strategies and is described
                          more fully below.

                          In seeking its objectives, the Fund normally will invest at least 80% of its total assets in a diversified portfolio of preferred securities and other income-producing securities, consisting of various debt securities, some or all of which are expected to be hedged. The Fund may also invest up to 15% of its total assets in common stocks. The portions of the Fund's assets invested in various types of preferred, debt or common stock may vary from time to time depending on market conditions, although the Fund will normally invest at least 50% of its total assets in preferred securities. The portion of securities that the Fund will hedge, as well as the types of hedge positions utilized, may also vary significantly from time to time.

                          The Adviser attempts to identify, through independent credit analysis, analysis of security terms and structure, and market supply/ demand imbalances, those preferred and debt securities that provide opportunities for capital appreciation. This analysis may include the position of the security in the issuer's capital structure, as well as the Adviser's outlook for particular industries, sectors and the U.S. economy and preferred and debt markets generally.
                          In addition, there have been numerous instances in the past when, for periods of time, the various sectors of the preferred security or debt security asset classes have moved independently of one another, eventually restoring more traditional relationships. The Adviser believes it is well positioned to possibly take advantage of such inefficiencies and pricing anomalies in the preferred securities and debt securities markets in an attempt to enhance investment performance.

                          In pursuing its investment objectives, the Adviser anticipates that it will actively reposition the Fund's portfolio holdings both "horizontally" among issuers and obligors as well as "vertically" among a particular issuer's preferred and debt securities or credit derivatives thereon. As a result, the techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover.

                          CREDIT QUALITY. At least 80% of the preferred and debt securities that the Fund will acquire will be rated investment grade (at least "Baa3" by Moody's Investors
                          Services, Inc. ("Moody's") or "BBB-"

                          by Standard & Poor's Corporation ("S&P")) at the time of investment or will be preferred and debt securities of issuers of investment grade senior debt, which securities are rated, at the time of investment, at least either "Ba3" by Moody's or "BB-" by S&P (or in the case of credit derivatives where the Fund has "sold" credit protection (see "Hedging Strategies" below), refer to an underlying issuer or obligor so rated). In addition, the Fund may invest in unrated issues that the Fund's investment adviser deems to be comparable in quality to rated issues in which the Fund is authorized to invest.

                          The Fund will limit to 20% of its total assets its holdings of securities rated below investment grade
                          (which securities must be rated at least either "Ba3" by Moody's or "BB-" by S&P) at the time of purchase or judged to be comparable in quality at the time of purchase; however, any such securities must be issued by an issuer (or, in the case of credit derivatives where the Fund has "sold" credit protection (see
                          "Hedging Strategies" below), refer to an underlying issuer or obligor) having a class of senior debt outstanding that is rated investment grade.

                          The Fund will not enter into any derivative transaction with a counterparty that is rated below investment grade, unless approved by the Board of Directors.

                          HEDGING STRATEGIES. The Fund currently anticipates hedging some or all of the general interest rate exposure inherent in its holdings of preferred and debt securities. The response of the Fund's income to changes in interest rates will be impacted by the effectiveness of its hedging strategies. Under current market conditions, this hedging would be accomplished principally by one or more of the following strategies: (1) purchasing put options (called a "long position in a put option") on Treasury Bond and/or
                          Treasury Note futures contracts, (2) entering into futures contracts to sell Treasury Bonds and/or
                          Treasury Notes (called a "short position in a futures contract"), (3) entering into interest rate swap agreements as a "fixed rate payer" and/or
                          (4) purchasing options to enter into interest rate swap agreements as a "fixed rate payer" (called a "pay fixed swaption").

                          The interest rate hedging positions that the Fund currently expects to hold normally appreciate in value when interest rates rise significantly, reflecting either the expected rise in yields of Treasury securities or interest rate swap yields, as applicable, and the associated decline in the prices of underlying Treasury securities or decreased net market value of an obligation to pay a fixed income stream in a higher interest rate environment.

                          The Fund may also buy and sell credit derivatives, including credit default swaps and market spread swaps, to manage credit risk and, in certain instances, to increase total return. See "Investment
                          Objectives and Policies--Portfolio Investments--Credit
                          Derivatives" and "Investment Techniques--Credit
                          Derivatives."

                          The Fund expects to use gains, if any, on its hedging instruments to purchase additional preferred and debt securities, potentially increasing dividends available to the Fund's Common Shareholders.

                          The response of the Fund's income to changes in interest rates or credit spreads will be impacted by the effectiveness of its hedging strategies. There are economic costs of hedging reflected in the pricing of futures, interest rate swaps, options and swaptions contracts and credit derivatives which can be significant, such as when long-term interest rates are substantially above short-term interest rates, as is the case at present, or when credit spreads are wide and the Fund buys credit protection. For a more detailed discussion of futures transactions, interest rate swaps, and related options, and the risks associated with investing in those instruments, See
                          "Investment Objectives and Policies--Investment
                          Techniques--Futures Contracts and Options on Futures
                          Contracts" and "Interest Rate and Credit Swaps and
                          Options Thereon ("Swaptions")," and "Credit
                          Derivatives."

                          PREFERRED SECURITIES. Preferred securities include
                          (i) "hybrid" or taxable preferred securities and
                          (ii) traditional preferred/preference stock. Provided that certain requirements are satisfied, dividends on most traditional preferred stock will generally qualify for the inter-corporate dividends received deduction ("DRD") and as qualified dividend income
                          ("QDI") eligible for taxation at the long-term capital gain rates for individuals under the Jobs and Growth
                          Tax Relief Reconciliation Act of 2003. See "Tax
                          Matters" below. The portion of the Fund's assets that generate dividends qualifying for the DRD or that constitute QDI will vary, and may vary significantly, depending on market conditions. In pursuing its investment objectives, the Fund does not seek to maximize the percentage of the Fund's total assets that generate dividends qualifying for the DRD or that constitute QDI. The preferred securities in which the Fund invests consist principally of fixed rate and adjustable rate securities, some or all of which are expected to be hedged against changes in the general level of interest rates. Preferred securities include securities that are commonly known as MIPs, QUIPS, TOPrS, TrUPS, QUIDS, CorTS, Trust Preferred Securities or capital securities. See "Investment Objectives and Policies--Portfolio Investments."

                          DEBT SECURITIES. Debt securities in which the Fund may invest include bonds, debentures, notes and other debt securities of corporate and other issuers, including convertible securities, asset-backed securities, commercial paper and zero coupon bonds. Debt securities held by the Fund may vary in maturity and the average portfolio duration of the Fund's holdings of debt securities can vary from time to time depending on market conditions. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security's price to interest rates. Some or all of the debt securities held by the Fund are expected to be hedged against changes in the general level of interest rates.

                          CONVERTIBLE SECURITIES AND COMMON STOCK. Certain preferred securities and debt securities are convertible into the common stock of the associated issuer. To the extent that such securities, because of their terms and market conditions, trade in close relationship to the underlying common stock of the issuer, they will be subject to the limit of 15% of total assets, under normal market conditions, that also applies to common stocks. Otherwise, such convertible preferred and debt securities will be treated by the Fund in the same manner as non-convertible securities.

                          FOREIGN SECURITIES. The Fund will invest primarily in the securities of U.S. issuers. However, the Fund may invest up to 20% of total assets in the securities other than money market securities of companies organized outside the United States. All foreign securities held by the Fund will be denominated in U.S. dollars. See "Investment Objectives and
                          Policies."

LEVERAGE................  The Fund expects to utilize financial leverage on an ongoing basis for investment purposes. The Fund
                          anticipates that, immediately after the completion of
                          the offering of AMPS, the AMPS (together with any
                          other outstanding forms of leverage) will represent
                          approximately 35% of the Fund's total managed assets.
                          This amount may vary, but the Fund will not incur
                          leverage (including AMPS and other forms of leverage)
                          in an amount exceeding 50% of its total managed
                          assets. "Total managed assets" means the net asset
                          value of the Common Shares plus the liquidation
                          preference of any preferred shares (including the
                          AMPS) and the principal amount of any borrowings used
                          for leverage. Although the Fund may in the future
                          offer other preferred shares, the Fund does not
                          currently intend to offer preferred shares other than
                          the AMPS offered in this prospectus.

                          As an alternative to AMPS (during periods in which no AMPS are outstanding), the Fund may incur leverage through the issuance of commercial paper or notes or other borrowings. Any AMPS or borrowings will have seniority over the Common Shares.

                          The Fund generally will not utilize leverage if it anticipates that it would result in a lower return to holders of the Fund's Common Shares ("Common
                          Shareholders") over time than if leverage were not used. Use of financial leverage creates an opportunity for increased income for Common Shareholders, but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of dividends on the Common Shares and of the net asset value and market price of the Common Shares), and there can be no assurance that the Fund's use of leverage will be successful. Because the fees received by the Adviser are based on the total managed assets of the Fund (including assets represented by the AMPS and other leverage), the Adviser has a financial incentive for the Fund to issue the AMPS and incur other leverage. See "Risks of the Fund--General Risks of Investing in the Fund--Leverage Risk."

                          INDUSTRY DIVERSIFICATION. Under normal market conditions,

                          - The Fund intends to invest 25% or more of its total assets in securities of companies in the utilities industry.

                          - The Fund intends to invest 25% or more of its total assets in securities of companies in the banking industry.

                          The Fund's holdings of securities of companies in any industry other than the utilities industry or the banking industry will at all times be less than 25% of the Fund's total assets. Consistent with the limitations described above, the proportion of the Fund's assets invested in the utilities, banking and other industries may vary from time to time, depending on market conditions.

RISKS OF THE FUND.......  Risk is inherent in all investing. Therefore, before investing in the AMPS and the Fund, you should
                          consider the risks carefully. The following paragraphs
                          summarize certain important risks to which the Fund
                          and the AMPS are subject. For a more detailed
                          discussion of these risks, see "Risks of the Fund."

                          RISKS OF INVESTING IN THE AMPS

                          The primary risks of investing in the AMPS include:

                          DIVIDEND PAYMENT RISK. The Fund will not be permitted to declare dividends or other distributions with respect to the AMPS unless the Fund meets certain asset coverage requirements.

                          In certain circumstances, the Fund may not earn sufficient income from its investments to pay dividends on the AMPS.

                          REDEEMABILITY. Unlike shares of an open-end mutual fund, including a money market mutual fund, the AMPS may not be redeemed at the option of the holder.

                          INTEREST RATE RISK. The AMPS pay dividends based on shorter-term interest rates. The Fund purchases equity securities that pay dividends that are based on the performance of the issuers and debt securities that pay interest based on longer-term yields. These dividends and interest payments are typically, although not always, higher than shorter-term interest rates. Dividends, as well as longer-term and shorter-term interest rates, fluctuate. If shorter-term interest rates rise, dividend rates on AMPS may rise so that the amount of dividends paid to holders of AMPS exceeds the income from the portfolio securities. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the AMPS offering) is available to pay dividends on AMPS, however, dividend rates on AMPS would need to exceed the net rate of return on the Fund's portfolio by a significant margin before the Fund's ability to pay dividends on AMPS would be jeopardized. If long-term interest rates rise, this could negatively impact the value of the Fund's investment portfolio and thus reduce the amount of assets serving as asset coverage for the AMPS.

                          AUCTION RISK. You may not be able to sell your AMPS at an auction if the auction fails, i.e., if there are more AMPS offered for sale than there are buyers for those shares. Also, if you place a bid order (an order to retain AMPS) at an auction only at a specified rate, and that rate exceeds the rate set at the auction, your order will be deemed an irrevocable offer to sell your AMPS, and you will not retain your AMPS. Additionally, if you buy AMPS or elect to retain
                          AMPS without specifying a rate below which you would not wish to buy or continue to hold those shares, and the auction sets a below-market rate, you may receive a lower rate of return on your AMPS than the market rate for similar investments. The dividend period for the AMPS may be changed by the Fund, subject to certain conditions and with notice to the holders of the AMPS, which could also affect the liquidity of your investment. See "Description of AMPS" and "The
                          Auction."

                          SECONDARY MARKET RISK. If you try to sell your AMPS between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. Changes in interest rates could affect the price you would receive if you sold your AMPS in the secondary market, particularly if the Fund has designated a special rate period (a dividend period of more than seven days for Series T7 and 28 days for Series W28, respectively). Broker-dealers that maintain a secondary trading market (if any) for the AMPS are not required to maintain this market, and the Fund is not required to redeem shares if either an auction or an attempted secondary market sale fails because of a lack of buyers. The AMPS are not registered on a stock exchange or The Nasdaq Stock
                          Market, Inc. ("NASDAQ"). If you sell your AMPS between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction or during a special rate period.

                          RATINGS AND ASSET COVERAGE RISK. While it is a condition to the closing of the offering that Moody's assigns a rating of "Aaa" and Fitch assigns a rating of "AAA" to the AMPS, these ratings do not eliminate or necessarily mitigate the risks of investing in AMPS. In addition, Moody's, Fitch or another rating agency rating the AMPS could downgrade the AMPS, which may make your shares less liquid at an auction or in the secondary market. If a rating agency downgrades the AMPS, the Fund may (but is not required to) alter its portfolio in an effort to improve the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. See "Risks of the Fund--Portfolio Turnover."
                          Such a downgrade could affect the liquidity of the AMPS. In addition, the Fund may be forced to redeem your AMPS to meet regulatory or rating agency requirements. The Fund may also voluntarily redeem
                          AMPS under certain circumstances. See "Description of AMPS--Redemption." The asset coverage requirements imposed by a rating agency may limit the Fund's ability to invest in certain securities or utilize certain investment techniques that the Adviser might otherwise consider desirable. See "Description of AMPS--Rating Agency
                          Guidelines and Asset Coverage" for a description of the rating agency guidelines with which the Fund must currently comply.

                          RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS.
                          Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's Common Shares and AMPS, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Fund intends to redeem AMPS to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Internal
                          Revenue Code of 1986, as amended (the "Code"), there can be no assurance that such redemptions can be effected in time to meet the requirements of the Code.
                          See "Tax Matters."

                          PORTFOLIO INVESTMENTS RISK. In certain circumstances, the Fund may not earn sufficient income from its investments to pay dividends on AMPS. In addition, the value of the Fund's investment portfolio may decline, reducing the asset coverage for the AMPS. If an issuer whose securities the Fund purchases experiences financial difficulties, defaults, or is otherwise affected by adverse market factors, there may be a negative impact on the income and/or asset value of the Fund's investment portfolio, which would reduce asset coverage for the AMPS and make it more difficult for the Fund to pay dividends on the AMPS.

                          GENERAL RISKS OF INVESTING IN THE FUND

                          In addition to the risks described above, certain general risks relating to an investment in the Fund may under certain circumstances reduce the Fund's ability to pay dividends and meet its asset coverage requirements on the AMPS. These risks include:

                          LIMITED OPERATING HISTORY. The Fund is a recently organized, diversified, closed-end management investment company that has been operational for less than three months.

                          INTEREST RATE RISK. Fixed income securities typically decline in value when interest rates rise and increase in value when interest rates fall. Changes in the level of interest rates are expected to affect the value of the Fund's portfolio holdings of fixed rate securities and, under certain circumstances, its holdings of adjustable rate securities, which would reduce the asset coverage on the AMPS. Subject to certain limitations described herein, the Fund currently anticipates hedging, from time to time, some or all of its holdings of fixed rate and adjustable rate securities, for the purposes of (1) protecting against declines in value attributable to significant increases in interest rates in general and
                          (2) providing increased income in the event of significant increases in interest rates while maintaining the Fund's relative resistance to a reduction in income in the event of declines in interest rates. There can be no guarantee that such hedging strategies will be successful.
                          Significant changes in the interest rate environment, as well as other factors, may cause the Fund's holdings of preferred and debt securities to be redeemed by the issuers, thereby reducing the Fund's holdings of higher income-paying securities at a time when the Fund may be unable to acquire other securities paying comparable income rates with the redemption proceeds. In addition to fluctuations due to changes in interest rates, the value of the Fund's holdings of preferred and debt securities, and, as a result, the Fund's net asset value, may also be affected by other market and credit factors, as well as by actual or anticipated changes in tax laws. The
                          Fund's use of leverage through the issuance of the AMPS may tend to magnify interest rate risk. See
                          "Investment Objectives and Policies--Risks of the Fund."

                          HEDGING STRATEGY RISK. Certain of the investment techniques that the Fund may employ for hedging or, under certain circumstances, to increase income or total return will expose the Fund to risks. There are economic costs of hedging reflected in the pricing of futures, swaps, options and swaption contracts which can be significant. There may be an imperfect correlation between changes in the value of the Fund's portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.
                          In addition, the Fund's success in using hedge instruments is subject to the Adviser's ability to predict correctly changes in the relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance that the Adviser's judgment in this respect will be accurate. In addition to the hedging techniques described elsewhere, i.e., positions in Treasury Bond or Treasury Note futures contracts, use of options on these contracts, positions in interest rate swaps and options thereon
                          ("swaptions"), and positions in credit derivatives, such investment techniques may include entering into interest rate and stock index futures contracts and options on interest rate and stock index futures contracts, purchasing and selling put and call options on securities and stock indices, purchasing and selling securities on a when-issued or delayed delivery basis, entering into repurchase agreements, lending portfolio securities and making short sales of securities "against the box." The Fund intends to comply with regulations of the Securities and Exchange
                          Commission (and with the limitations of the Fund's credit rating agencies in connection with the Fund's leverage) involving "covering" or segregating assets in connection with the Fund's use of options, futures and other derivatives contracts. See "Investment
                          Objectives and Policies--Investment Techniques."

                          CREDIT RISK. Credit risk is the risk that an issuer of a preferred or debt security will become unable to meet its obligation to make dividend, interest and principal payments. In general, lower rated preferred or debt securities carry a greater degree of credit risk. If rating agencies lower their ratings of preferred or debt securities in the Fund's portfolio, the value of those obligations could decline, which could jeopardize the rating agencies' ratings of AMPS. Rating downgrades will affect the value of the Fund's portfolio holdings, whether they were higher or lower rated prior to the downgrade. In addition, the underlying revenue source for a preferred or debt security may be insufficient to pay dividends, interest or principal in a timely manner. Because the primary source of income for the Fund is the dividend, interest and principal payments on the preferred or debt securities in which it invests, any default by an issuer of a preferred or debt security could have a negative impact on the Fund's ability to pay dividends on Common Shares and AMPS. Even if the issuer does not actually default, adverse changes in the issuer's financial condition may negatively affect its credit rating or presumed creditworthiness. These developments would adversely affect the market value of the issuer's obligations or the value of credit derivatives if the Fund has sold credit protection.

                          LIQUIDITY RISK. The Fund intends to invest in securities and derivatives contracts with varying degrees of market liquidity and may invest up to 20% of its total assets in illiquid securities. Preferred securities may be substantially less liquid than many other securities such as Government Securities, corporate debt, or common stocks. At any particular time, a preferred security may not be actively traded in the secondary market, even though it may be listed on the New York Stock Exchange or other securities exchange. Many preferred securities currently outstanding are listed on the New York Stock Exchange, although secondary market transactions in preferred securities are frequently effected in the over-the-counter market, even in those preferred securities that are listed. Over-the-counter derivatives contracts, including credit derivatives, also may be substantially less liquid than many other securities such as Government Securities, corporate debt or common stocks. They are not traded on an exchange, may not be actively traded, and are individual contracts between counterparties. The prices of illiquid securities and the market-to-market values of illiquid derivatives contracts may be more volatile than more actively traded securities or derivatives due to a variety of factors, such as there being fewer active buyers and sellers and the lower frequency of trading. The absence of a liquid secondary market may adversely affect the ability of the Fund to buy or sell its preferred securities or derivatives holdings at the times and prices desired and the ability of the Fund to determine its net asset value.

                          INDUSTRY CONCENTRATION RISK. The Fund concentrates its investments in the utilities and banking industries.
                          As a result, the Fund's investments may be subject to greater risk and market fluctuation than a fund that had securities representing a broader range of investment alternatives. Banks and utilities are subject to such risks as changes in law, regulatory policies or accounting standards, regulatory restrictions, increased competition and general economic and political conditions. See "Investment
                          Objectives and Policies--Concentration."

                          PREFERRED SECURITIES RISK. In addition to credit risk, investment in preferred securities carries certain risks including:

                          - Deferral Risk--Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters.
                             Traditional preferreds contain provisions that allow an issuer, under certain conditions, to skip
                             (in the case of "noncumulative" preferreds) or defer (in the case of "cumulative" preferreds) dividend payments. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes even though it has not received a corresponding cash distribution.

                          - Redemption Risk--Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

                          - Limited Voting Rights--Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue.

                          -  Subordination--Preferred securities are
                             subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

                          -  Liquidity--Preferred securities may be
                             substantially less liquid than many other securities, such as U.S. government securities, corporate debt or common stock.

                          DEBT SECURITIES RISK. In addition to credit risk, investment in debt securities carries certain risks including:

                          - Redemption Risk--Debt securities may contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

                          - Limited Voting Rights--Debt securities typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default.

                          - Liability--Debt securities may be substantially less liquid than many other securities, such as U.S. government securities or common stocks.

                          CREDIT DERIVATIVES RISK. In addition to credit risk, investment in credit derivatives carries certain risks including:

                          - Counterparty Risk--Credit derivatives are contracts between a buyer and a seller (the counterparties) of credit protection. While credit derivatives are collateralized, there is risk that a counterparty will fail to make payments due under the terms of the contract at a time when there is insufficient collateral to compensate the Fund for the full value of the contract.

                          - No Voting Rights--Credit derivatives do not provide any voting rights, although the delivery of an underlying reference obligation may provide such rights.

                          - Liquidity--Credit derivatives may be substantially less liquid than many other securities, such as U.S. government securities, corporate debt or common stocks.

                          MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. The
                          Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

                          LOWER-RATED SECURITIES RISK. The Fund may invest up to
                          20% of its total assets in its holdings of securities rated below investment grade at the time of purchase or judged to be comparable in quality at the time of purchase. Lower rated preferred or debt securities, or equivalent unrated securities, which are commonly known as "junk bonds," generally involve greater volatility or price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities, and adversely affect the ability of the issuers of those securities to repay principal, dividends and interest on those securities.

                          CONVERSION RISK. Under the Fund's Bylaws, if at any time after the third year following the Common Shares offering, Common Shares publicly trade for a substantial period of time at a significant discount from the Fund's then current net asset value per share, the Board of Directors of the Fund is obligated to consider taking various actions designed to reduce or eliminate the discount, including recommending to shareholders amendments to the Fund's Articles of Incorporation (together with any amendments or supplements thereto, including any articles supplementary, the "Articles" or "Articles of Incorporation") to convert the Fund to an open-end investment company, which would result in the redemption of any AMPS then outstanding and the potential subsequent sale of Fund assets during unfavorable market conditions. In addition, the Board of Directors may consider taking actions designed to eliminate the discount whenever it deems it to be appropriate, which could result in a reduction in the asset coverage for AMPS. The Board is not required to adopt any actions with respect to the Fund's discount and may, in fact, choose not to do so. See "Repurchase of Common Stock and Tender Offers; Conversion to
                          Open--End Fund."

                          ANTI-TAKEOVER PROVISIONS. The Fund's Articles of
                          Incorporation and Bylaws include provisions that could have the effect of inhibiting the Fund's possible conversion to open-end status and limiting the ability of other entities or persons to acquire control of the Fund's Board of Directors. See "Certain Provisions of the Articles of Incorporation."

                          INFLATION RISK. Inflation risk is the risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of payments at future dates.

                          DEFLATION RISK. Deflation risk is the risk that the Fund's dividends may be reduced in the future as deflation reduces interest rates in general, resulting in higher-yielding assets owned by the Fund being redeemed by their issuers.

                          TAX RISK. Future changes in tax law or regulation could adversely affect the Fund and its portfolio holdings, including their valuation, which could negatively impact the Fund's shareholders and distributions they receive from the Fund. Tax changes can be given retroactive effect.

                          FOREIGN SECURITY RISK. The prices of foreign securities may be affected by factors not present with U.S. securities, including currency exchange rates, political and economic conditions, less stringent regulation and higher volatility. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

                          PORTFOLIO TURNOVER RISK. The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. The Fund cannot accurately predict its portfolio turnover rate, but anticipates that its annual portfolio turnover rate will not exceed 150% under normal market conditions, although it could be materially higher under certain circumstances. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and in the realization of net short-term capital gains by the Fund that, when distributed to shareholders, will reduce the asset coverage on the AMPS.

                          MARKET DISRUPTION. As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. In addition, certain auction agents for auction rate preferred shares similar to the AMPS were unable to run auctions during that period. These terrorist attacks, the war in Iraq and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and financial markets. A similar disruption of the financial markets could adversely impact the Fund in general and the AMPS in particular by, for example, affecting interest rates, auctions and auction participants, such as the auction agents and broker-dealers, secondary trading, ratings, credit risk, inflation, and other factors relating to securities and other financial instruments.

TRADING MARKET..........  The AMPS will not be listed on a stock exchange.
                          Instead, you may buy or sell AMPS at a periodic
                          auction by submitting orders to a broker-dealer that
                          has entered into a separate agreement with the Fund's
                          auction agent (a "Broker-Dealer") or to a
                          broker-dealer that has entered into an agreement with
                          a Broker-Dealer. In addition to the auctions,
                          Broker-Dealers and other broker-dealers may (but are
                          not required to) maintain a separate secondary trading
                          market in AMPS, but may discontinue this activity at
                          any time. You may transfer AMPS outside of auctions
                          only to or through a Broker-Dealer, a broker-dealer
                          that has entered into a separate agreement with a
                          Broker-Dealer, or other persons as the Fund permits.
                          There can be no assurance that a secondary trading
                          market for the AMPS will develop or, if it does
                          develop, that it will provide holders of AMPS with
                          liquidity of investment. See "The Auction."

RATINGS.................  The Fund will issue the AMPS only if the AMPS have received a credit quality rating of "Aaa" from Moody's
                          and of "AAA" from Fitch. These ratings are an
                          assessment of the capacity and the willingness of an
                          issuer to pay preferred stock obligations, and are not
                          a recommendation to purchase, hold or sell those
                          shares inasmuch as the rating does not comment as to
                          the market price or suitability for a particular
                          investor. Ratings issued by a nationally recognized
                          statistical rating agency such as Moody's or Fitch do
                          not eliminate or mitigate the risks of investing in
                          the AMPS. These ratings may be changed, suspended or
                          withdrawn in the rating agencies' discretion. See
                          "Risks of the Fund."

DIVIDENDS AND RATE
  PERIODS...............  The table below shows the dividend rate, the dividend payment date and the number of days for the initial
                          rate period of each Series of the AMPS. For subsequent
                          dividend periods, the AMPS will normally pay dividends
                          based on a rate set at auctions held every seven days
                          for Series T7 and every 28 days for Series W28. In
                          most instances, dividends are payable on the first
                          business day following the end of the rate period. The
                          rate set at auction will not exceed the applicable
                          maximum rate. See "Description of AMPS--Dividends and
                          Rate Periods."

                          Dividends on the AMPS will be cumulative from the date the shares are first issued and will be paid out of legally available funds.


                                                                                           DIVIDEND
                                                         INITIAL         DATE OF         PAYMENT DATE      SUBSEQUENT
                                                         DIVIDEND      ACCUMULATION      FOR INITIAL        DIVIDEND
                                       SERIES              RATE      AT INITIAL RATE     RATE PERIOD      PAYMENT DATE
                                       ------            --------  --------------------  ------------     ------------
                                       T7                   %             , 2003                         Every Wednesday
                                       W28                  %             , 2003                          Every 28 days

                                                          NUMBER OF
                                                           DAYS IN
                                                           INITIAL
                                       SERIES            RATE PERIOD
                                       ------            -----------
                                       T7
                                       W28



                          Notwithstanding the schedule above, the Fund may, subject to certain conditions, designate special rate periods of more than seven days for the Series T7 AMPS and more than 28 days for the Series W28 AMPS. The
                          Fund may not designate a special rate period unless sufficient clearing bids were made in the most recent auction. In addition, full cumulative dividends and any amounts due

.........................  with respect to mandatory redemptions or optional redemptions must be paid in fullor deposited with the
                          auction agent. The Fund also must have received
                          confirmation from Moody's and Fitch or any substitute
                          rating agency that the proposed special rate period
                          will not adversely affect such agency's then-current
                          rating on the AMPS and the lead Broker-Dealer
                          designated by the Fund, initially Merrill Lynch, must
                          not have objected to the declaration of a special rate
                          period. The dividend payment date for a special rate
                          period will be set out in the notice designating the
                          special rate period. See "Description of
                          AMPS--Dividends and Rate Periods."

LIQUIDATION
  PREFERENCE............  If the Fund is liquidated, the Fund must pay to holders of AMPS $25,000 per share, plus accumulated
                          but unpaid dividends, if any, whether or not earned or
                          declared. See "Description of AMPS--Liquidation."

ASSET MAINTENANCE.......  Under the Fund's Articles Supplementary (the "Articles
                          Supplementary"), which establish and fix the rights
                          and preferences of the AMPS, the Fund must maintain:

                          - asset coverage on the AMPS as required by the rating agencies rating the AMPS, and

                          - asset coverage of at least 200% with respect to senior securities that are stock, including the AMPS, as discussed in "Description of AMPS--Rating
                             Agency Guidelines and Asset Coverage."

                          In the event that the Fund does not maintain (or cure a failure to maintain) these coverage tests, some or all of the AMPS will be subject to mandatory redemption. Please see the Articles Supplementary, which is attached as Appendix B to the SAI. See
                          "Description of AMPS--Redemption."

                          Based on the total net assets of the Fund as of September 30, 2003, and taking into account the proceeds of 275,000 additional shares of Common Stock offered pursuant to the underwriters' overallotment option on October 15, 2003, the Fund estimates that the asset coverage of the AMPS, as measured pursuant to the 1940 Act and the rules and regulations thereunder, would be approximately 285% if the Fund were to issue all of the AMPS offered in this prospectus, representing approximately 35% of the Fund's total managed assets after their issuance. This asset coverage will change from time to time.

REDEMPTION..............  The Fund will be required to redeem AMPS if it fails to meet the asset coverage tests required by the 1940
                          Act or the rating agencies rating the AMPS and fails
                          to correct such a failure in a timely manner. The Fund
                          may voluntarily redeem AMPS, in whole or in part,
                          under certain circumstances. See "Description of
                          AMPS--Redemption." Although the AMPS are subject to
                          redemption under certain circumstances, unlike the
                          shares of an open-end investment company, the AMPS may
                          not be redeemed at a shareholder's option.

VOTING RIGHTS...........  The 1940 Act requires that the holders of AMPS and any other outstanding preferred shares of the Fund, voting
                          together as a single class separate from the Common
                          Shareholders, have the right to elect at least two
                          Directors of the Fund at all times and to elect a
                          majority of the Directors if two years' dividends on
                          the AMPS or any other preferred shares are unpaid
                          until all unpaid dividends on the AMPS and any other
                          preferred shares are paid or otherwise provided for by
                          the Fund. The holders of AMPS and any other
                          outstanding preferred shares will vote as a separate
                          class on certain other matters as required under the
                          Articles of Incorporation, the Articles Supplementary
                          or the 1940 Act. See "Description of AMPS--Voting
                          Rights." Each Common Share, each share of AMPS, and
                          each share of any other series of preferred shares of
                          the Fund is entitled to one vote per share.

FEDERAL INCOME
  TAXATION..............  The distributions with respect to the AMPS (other than certain distributions in redemption of AMPS) will
                          constitute dividends to the extent of the Fund's
                          current or accumulated earnings and profits, as
                          calculated for federal income tax purposes. Such
                          dividends generally will be taxable as ordinary income
                          to holders, although some portion of the dividends
                          paid to individuals may be eligible for taxation at
                          rates applicable to long-term capital gains.
                          Distributions of net capital gains (i.e., the excess
                          of net long-term capital gains over net short-term
                          capital losses) that are designated by the Fund as
                          capital gain dividends will be treated as long-term
                          capital gains in the hands of holders receiving such
                          distributions. The Internal Revenue Service currently
                          requires that the Fund allocate particular types of
                          income received by it for any taxable year between
                          Common Shares and AMPS outstanding in proportion to
                          the total amount of distributions paid to each such
                          class of shares for such taxable year. Accordingly,
                          the Fund intends each year to allocate capital gain
                          dividends between and among its Common Shares and
                          AMPS. Ordinary income dividends, dividends qualifying
                          for the DRD and dividends treated as QDI will
                          similarly be allocated between classes. See "Tax
                          Matters."

CUSTODIAN AND AUCTION
  AGENT.................  PFPC Trust Company serves as the Fund's custodian.
                          Wilmington Trust Company will act as auction agent,
                          transfer agent, dividend-paying agent and redemption
                          agent for the AMPS.

                        FINANCIAL HIGHLIGHTS (UNAUDITED)


    The information contained in the table below under the headings "Per Share Operating Performance" and "Ratios/Supplemental Data" shows the unaudited operating performance of the Fund from the commencement of the Fund's operations on August 29, 2003 through September 30, 2003. Because the Fund is recently organized and commenced operations on August 29, 2003, the table covers approximately 4 weeks of operations, during which a substantial portion of the Fund's portfolio was held in temporary investments pending investment in securities that meet the Fund's investment objective and policies. Accordingly, the information presented may not provide a meaningful picture of the Fund's operating performance.



                                                    FOR THE PERIOD FROM
                                                     AUGUST 29, 2003*
                                                          THROUGH
                                                    SEPTEMBER 30, 2003
                                                    -------------------
                                                        (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
  Net Asset Value, Beginning of Period (Common
    Shares)(1)....................................       $  23.82
  Less Offering Costs Charged to Additional Paid
    in Capital(2).................................       $      0
                                                         --------
INVESTMENT OPERATIONS:
  Net Investment Income(3)........................            .07
  Net Realized and Unrealized Gain on
    Investments...................................            .81
  Total from Investment Operations................            .88
  Net Asset Value, End of Period (Common
    Shares).......................................       $  24.70
  Market Value, End of Period (Common Shares).....       $  25.00
  Total Investment Return on Market Value
    (%)(4)(6).....................................            .00%
  Total Investment Return on Net Asset Value
    (%)(4)(6).....................................           3.70%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of Expenses to Average Net Assets
    Applicable to
    Common Shares (%).............................           1.02%(5)
  Ratio of Net Investment Income to Average Net
    Assets (%)....................................           3.25%(5)
  Portfolio Turnover Rate (%).....................             10%(6)
  Net Assets Applicable to Common Shares, End of
    Period (000)..................................       $232,266


-------------------


  *  Commencement of operations.
(1) Net asset value at beginning of period reflects the deduction of the sales load of $1.125 per share and offering costs of $.05 per share paid by holders of Common Shares from the $25.00 offering price.
(2) The costs of the AMPS offering, estimated to be $1,660,880 (including the sales load paid to the Underwriters for the AMPS offering), will be borne immediately by holders of Common Shares and result in a reduction in the net asset value of Common Shares.
(3)  Computed using average Common Shares outstanding.
(4) Total return on net asset value is calculated assuming a purchase at the offering price of $25.00, less the sales load of $1.125 and offering costs of $.05, and the ending net asset value per share. Total return on market value is calculated assuming a purchase at the offering price of $25.00 on the inception date of trading (August 29, 2003) and the sale at the current market price on the last day of the period). Total return on net asset value and total return on market value are not computed on an annualized basis.
(5)  Annualized.
(6)  Not annualized.

                                    THE FUND

    The Fund is a recently organized, diversified, closed-end management investment company. The Fund was incorporated under the laws of the State of Maryland on June 23, 2003 and is registered as an investment company under the 1940 Act. As a recently-organized entity, the Fund has a limited operating history. The Fund's principal office is located at 301 E. Colorado Boulevard, Suite 720, Pasadena California 91101, and its telephone number is (626) 795-7300.


    The Fund commenced operations on August 29, 2003 in connection with an initial public offering of 9,000,000 of its Common Shares. The proceeds of such offering were approximately $214,425,000 after the payment of organizational and offering expenses. In connection with the initial public offering of the Fund's Common Shares, the underwriters for the Common Shares were granted an option to purchase up to an additional 1,350,000 Common Shares to cover overallotments. On September 15, 2003 and October 15, 2003, such underwriters purchased, at a price of $23.875 per Common Share, an additional 400,000 Common Shares and 275,000 Common Shares, respectively, of the Fund pursuant to the overallotment option. In each case, offering costs of $.05 per share were incurred by the Fund. The Fund's Common Shares are traded on the New York Stock Exchange under the symbol "FLC."


                                USE OF PROCEEDS


    The net proceeds of the offering of AMPS will be approximately $126,800,000, after payment of the estimated offering costs and the sales load. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objectives and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in accordance with its investment objectives and policies within three months of the completion of this offering. Pending such use, it is anticipated that the proceeds will be invested in money market securities, money market mutual funds and U.S. government securities.

                                 CAPITALIZATION


    The following table sets forth the unaudited capitalization of the Fund as of September 30, 2003, and as adjusted to give effect to the issuance of the AMPS offered hereby (including estimated offering expenses and sales load of $1,660,880), and taking into account the proceeds of 275,000 additional shares of Common Stock offered pursuant to the underwriters' overallotment option on October 15, 2003.



                                                       ACTUAL     AS ADJUSTED
                                                    ------------  ------------
AMPS, $.01 par value (no shares issued; 5,140
  shares issued, as adjusted, at $25,000 per share
  liquidation preference).........................  $          0  $128,500,000
Common Shares, $.01 par value, 240,000,0000 shares
  authorized, 9,404,198 shares issued and
  outstanding.....................................  $224,055,017  $228,946,011*
Undistributed net investment income...............  $    691,163  $    691,163
Accumulated net realized gain (loss) on investment
  transactions....................................  $   (193,438) $   (193,438)
Net unrealized appreciation/(depreciation) on
  investments.....................................  $  7,712,874  $  7,712,874
Net assets attributable to Common Shares..........  $232,265,616  $237,156,610
Net assets attributable to Common Shares plus
  liquidation value of AMPS.......................  $232,265,616  $365,656,610


-------------------

  * Reflects proceeds of 275,000 additional Common Shares offered pursuant to the underwriters' overallotment option on October 15, 2003.

                             PORTFOLIO COMPOSITION


    As of October 17, 2003, 42.5% of the market value of the Fund's portfolio was invested in preferred securities, .6% in money market securities, 3.2% in convertible fixed income and common equity securities and 55.7% in long-term debt securities. This information reflects the composition of the Fund's assets at October 17, 2003, and is not necessarily representative of the Fund's portfolio as of the date hereof or at any time in the future.


                       INVESTMENT OBJECTIVES AND POLICIES

GENERAL


    The Fund's primary investment objective is high current income for holders of its Common Shares. The Fund's secondary investment objective is capital appreciation. The Fund's investment objectives may not be changed without the approval of the holders of at least 80% of the Fund's outstanding voting securities, voting as a single class, and at least 80% of the Fund's outstanding preferred shares (including AMPS), voting as a separate class. See "Description of AMPS Voting Rights" for additional information with respect to the voting rights of holders of AMPS. No assurance can be given that the Fund's investment objectives will be achieved.


    The Fund pursues its investment objectives by investing in a diversified portfolio primarily consisting of preferred and debt securities, some or all of which are expected to be hedged against risk in the general level of interest rates. In seeking its objectives, the Fund will normally invest at least 80% of its total assets in a diversified portfolio of preferred securities and other income-producing securities, consisting of various debt securities. The portion of the Fund's assets invested in preferred securities, on the one hand, and debt securities, on the other, will vary from time to time consistent with the Fund's investment objectives, although the Fund will normally invest at least 50% of its total assets in preferred securities.

    The Adviser attempts to identify, through independent credit analysis, analysis of security terms and structure and market supply/demand imbalances, those preferred and debt securities that provide opportunities for capital appreciation. This analysis may include the position of the security in the issuer's capital structure, as well as the Adviser's outlook for particular industries, sectors and the U.S. economy and preferred and debt markets generally. In addition, there have been numerous instances in the past when, for periods of time, the various sectors of the preferred security or debt security asset classes have moved independently of one another, eventually restoring more traditional relationships. The Adviser believes it is well positioned to possibly take advantage of such inefficiencies and pricing anomalies in the preferred securities and debt securities markets in an attempt to enhance investment performance.

    The Fund anticipates that it will actively reposition its portfolio holdings both "horizontally" among issuers and obligors as well as "vertically" among a particular issuer's preferred and debt securities, or credit derivatives thereon, in pursuing its investment objectives. A horizontal type of securities transaction would be one where the Fund sold a security of one issuer in order to purchase another security of a different issuer, but where both securities rank the same in the capital structure. For example, the Fund might sell a lower yielding preferred stock of Company X in order to buy a higher yielding preferred stock of Company Y.

    By contrast, a vertical type of trade would be characterized by a movement up or down in the capital structure of securities issuers. For example, if the yield on debt securities of a particular issuer were unusually high, as compared with the yield of its outstanding preferred stock, the Fund might sell its holdings of preferred securities and use the proceeds to go "up" in the capital structure by purchasing those debt securities. As a result, the techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover.

    In selecting individual securities for investment, the Adviser considers, among other things, current yield, price variability and the underlying fundamental characteristics of the issuer, with particular emphasis on capital structure, interest and dividend coverage, and the potential for the timely payment of dividends and interest. Under normal market conditions, it is expected that at least 50% of the Fund's total assets will be invested in preferred securities. The Fund may invest in common stock and convertible securities in appropriate circumstances.


    The Adviser currently anticipates using various hedging techniques, including (1) entering into futures contracts and options on futures contracts and (2) entering into interest rate swap positions and options thereon ("swaptions"), from time to time for the purpose of hedging some or all of its preferred securities and debt holdings against risk in the general level of interest rates. In addition, while the Fund normally will attempt to manage credit risk through diversification, purchasing securities subject to the Fund's credit quality limitations and selling certain securities holdings, the Fund from time to time may also hedge its securities holdings through the use of credit derivatives. There is no limit on the portion of the Fund's assets that can be hedged, subject to compliance with applicable laws and regulations, as well as restrictions imposed in connection with the rating of the AMPS. The Fund may invest up to 5% of its total assets in each of options on securities and options on stock indices, up to 10% of its total assets in each of initial margin deposits on futures contracts and premiums paid for options thereon, and up to 5% of its total assets for time premiums paid for swaptions. However, under current market conditions, it is expected that up to an aggregate of 15% of the Fund's total assets could be invested in options on securities and stock indices, initial margin deposits and option premiums paid in connection with futures transactions, initial margin deposits and options premiums paid in connection with interest rate swaps and swaptions. The market value of the Fund's investments in credit derivatives and/or premiums paid therefor as a buyer of credit protection will not exceed 10% of the Fund's total assets, and the notional value of the credit exposure to which the Fund is subject when it sells credit derivatives will not exceed 33 1/3% of the Fund's total assets. (See "Investment Techniques--Futures Contracts and Options on Futures Contracts" for a discussion of the limitations and risks associated with investments in futures contracts and options on futures contracts. See also "Investment Techniques--Interest Rate Swaps and Options Thereon ("Swaptions")" and "Investment Techniques--Credit Derivatives" for a discussion of the limitations and risks associated with positions in interest rate swaps and options thereon, and credit derivatives.)


    The portion of the Fund's assets not invested in preferred securities, debt securities and hedging instruments may be invested in, among other securities, money market instruments, money market mutual funds, asset-backed securities, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("Government Securities"), which, depending on market conditions, may at times have a higher or lower yield than preferred securities and debt securities in which the Fund invests. Under normal conditions, the Fund may invest up to 15% of its total assets in common stocks or convertible securities which trade in close relationship to their underlying associated common stocks.

    The Fund currently intends to invest primarily in the securities of U.S. issuers. However, the Fund may invest up to 10% of its total assets in the securities other than money market securities of companies organized outside the United States. The Fund will only invest in foreign securities that are U.S. dollar-denominated

PORTFOLIO STRATEGIES


    The Adviser believes that the pursuit of the strategies described below will result, primarily, in a high level of current income to the Fund's Common Shares and, secondarily, in capital appreciation. Furthermore, current income is expected by the Adviser to increase in response to significant increases in interest rates while being relatively resistant to the impact of declines in interest rates due to (1) the composition of fixed rate and adjustable rate securities owned, (2) the maintenance of certain hedging positions against some or all of the Fund's holdings of preferred and debt securities, from time to time, and (3) the intended leveraging of the Fund through the issuance of AMPS.


    Coupon rates on fixed rate preferred and debt securities held by the Fund, as their name implies, would be fixed regardless of the direction of interest rates. In addition, the market prices of such securities would tend to
(1) decline as interest rates rose and (2) rise as interest rates fell. Adjustable rate securities pay income that generally rises as interest rates rise and falls as interest rates decline, often subject to minimum income floors and maximum income ceilings (called "collars"). All other things being equal, adjustable rate securities will tend to have somewhat less price variability than would fixed rate securities of comparable maturity. Nevertheless, changing interest rate and credit conditions may still affect adjustable rate securities' principal value, which may expose the Fund to risk of loss. See "Risks of the Fund."

    The Fund normally anticipates hedging some or all of the interest rate exposure inherent in its holdings of these different types of preferred and debt securities. Under current market conditions, this hedging would be accomplished principally by one or more of the following strategies: (1) purchasing put options (called a "long position in a put option") on Treasury Bond and/or Treasury Note futures contracts, (2) entering into futures contracts to sell Treasury Bonds and/or Treasury Notes (called a "short position in a futures contract"), (3) entering into interest rate swap agreements as a "fixed rate payer" and/or (4) purchasing options to enter into interest rate swap agreements as a "fixed rate payer" (called a "pay fixed swaption").

    The hedging positions that the Fund currently expects to hold normally appreciate in value when interest rates rise significantly, reflecting either the expected rise in yields of Treasury securities or interest rate swap yields, as applicable, and the associated decline in the prices of underlying Treasury securities or decreased net market value of an obligation to pay a fixed income stream in a higher interest rate environment.

    Conversely, such hedging positions would normally depreciate in value when interest rates fall significantly. A short position in a Treasury Bond or Treasury Note futures contract should reflect directly changes in the price of that futures contract, i.e., benefiting from price declines and being adversely affected by price increases. Further, the value of a long position in a put option on a Treasury Bond or Treasury Note futures contract should rise and fall in inverse relationship to the market price of that futures contract, but the magnitude of the change in value would to a large extent depend upon whether and the extent to which the exercise price of the put option was below ("out-of-the-money") or above ("in-the-money") the price of the futures contract.

    Similarly, a "pay-fixed" position in an interest rate swap should directly reflect changes in the level of interest rate swap yields. Also, the value of an option to pay fixed rate in an interest rate swap, i.e., a pay-fixed swaption, will rise or fall in direct relationship to a pay-fixed interest rate swap's value, but the magnitude of the value change would, to a large extent, depend on whether and the extent to which the exercise yield of the pay-fixed swaption was above ("out-of the-money") or below ("in-the-money") the existing level of interest rate swap yields. A more specific explanation of options and swaptions follows.

    Should the Fund purchase an out-of-the-money put option on a Treasury Bond or Treasury Note futures contract as part of its hedging strategies, that put option would be expected to have value at its expiration date only if the price of the underlying futures contract declined below the exercise price of the put option. Accordingly, interest rates could generally increase moderately, and a decline in value of the Fund's preferred and debt holdings could result without the Fund's receiving any offsetting benefit from its holdings of such put options. The Fund would achieve a gain on a long position in an out-of-the-money put option on a Treasury Bond or Treasury Note futures contract at the time of its expiration only if interest rates were to increase significantly so as to result in a decline in the price of the underlying futures contract sufficient to cause the value of such put option at expiration to exceed the premiums paid by the Fund to acquire it (plus transaction costs).

    Should the Fund acquire an in-the-money put option on a Treasury Bond or Treasury Note futures contract as part of its hedging strategies and should interest rates generally increase subsequently, the value of that put option at the time of its expiration would normally reflect favorably any decline in the market price of the underlying futures contract. However, the premium paid to acquire such in-the-money put option would have reflected the exercise value already present in the option at the time of purchase, and, therefore, the premium would normally be higher than that paid for an out-of-the-money put option. Furthermore, the value of an in-the-money put option would be adversely impacted directly by an increase in the price of the underlying Treasury Bond or Treasury Note futures contract which could result from a decline in interest rates. The Fund generally intends to hedge using put options on Treasury Bond or Treasury Note futures contracts or pay-fixed swaptions that are, at the time of purchase, out-of-the-money.

    An interest rate swap is an agreement between two parties where one party agrees to pay a contractually stated fixed income stream, usually denoted as a fixed percentage of an underlying "notional" amount, in exchange for receiving a variable income stream, usually based on LIBOR, and denoted as a percentage of the underlying notional amount. From the perspective of a fixed rate payer, if interest rates rise, the payer will expect a rising level of income since the payer is a receiver of floating rate income. This would cause the value of the swap contract to rise in value, from the payer's perspective, because the discounted present value of its obligatory payment stream is diminished at higher interest rates, all at the same time it is receiving higher income. Alternatively, if interest rates fall, the reverse occurs and the payer simultaneously faces the prospects of both a diminished floating rate income stream and a higher discounted present value of his fixed rate payment obligation. For purposes of completing the analysis, these value changes all work in reverse from the perspective of a fixed rate RECEIVER.

    The use of pay fixed swaptions is, in many key respects, analogous to the treatment of put options on futures contracts of Treasury securities. If the Fund should buy an option to pay fixed rate in an interest rate swap at an exercise yield above current market levels, such pay fixed swaption is deemed out-of-the-money. Conversely, if the Fund should buy a pay fixed swaption with an exercise yield below the current market level of interest rate swap yields, such pay fixed swaption is considered in-the-money.

    Should the Fund purchase an out-of-the-money pay fixed swaption as part of its hedging strategies, that pay fixed swaption would be expected to have value at its expiration date only if the then prevailing level of interest rate swap yields was in excess of the exercise yield specified in the pay fixed swaption. Accordingly, interest rates could generally increase moderately, and a decline in value of the Fund's preferred and debt holdings could result without the Fund's receiving any offsetting benefit from its holdings of such pay fixed swaptions. The Fund would achieve a gain on its holding of an out-of-the-money pay fixed swaption at the time of its expiration only if interest rates were to increase significantly so as to result in a rise in value from the perspective of a fixed rate payer sufficient to exceed the premiums paid by the Fund to acquire the pay fixed swaption (plus transaction costs).

    Should the Fund acquire an in-the-money pay fixed swaption as part of its hedging strategies and should interest rates generally increase subsequently, the value of that pay fixed swaption at the time of its expiration would normally reflect favorably any rise in value of the underlying interest rate swap from the perspective of a fixed rate payer. However, the premium paid to acquire such in-the-money pay fixed swaption would have reflected the exercise value already present in the option at the time of purchase, and, therefore, the premium would normally be higher than that paid for an at-the-money or out-of-the-money pay fixed swaption. Furthermore, the value of an in-the-money pay fixed swaption would be adversely impacted directly by a decrease in the yield of the underlying interest rate swap contract, which could result from a general decline in the level of interest rates.

    In any event, the maximum loss that might be incurred on a long position in either a put option on a Treasury futures contract or a pay-fixed swaption would be limited to the premium paid for the purchase of such option or swaption (plus transaction costs).

    The response of the Fund's income to changes in interest rates will be impacted by the effectiveness of its hedging strategies. In order for the Fund's income from its holdings of fixed rate securities to increase as interest rates rise, the Fund must achieve gains on its hedging positions. These gains can be used to acquire additional shares of preferred or debt securities, which in turn would generate additional dividend or interest income. In the case of generally rising interest rates, the gains potentially achievable by the Fund from hedge instruments will be reduced by the premiums paid for the purchase of options and swaptions and to the extent that such options and swaptions held are out-of-the-money when purchased. In order for the Fund's income to be relatively resistant to significant declines in interest rates, the Fund must have limited exposure to the magnitude of losses on hedge instruments which would occasion the sale of some of its holdings of securities in order to cover such hedging losses and related costs. The Fund's exposure to losses on hedge instruments in the event of generally declining interest rates will be greater to the degree it holds (a) short positions in futures contracts, pay fixed interest rate swaps, and long positions in in-the-money put options or swaptions rather than
(b) out-of-the-money put options or swaptions.

    There are economic costs of hedging reflected in the pricing of futures, swaps, options, and swaption contracts which can be significant, particularly when long-term interest rates are substantially above short-term interest rates, as is the case at present. The desirability of moderating these hedging costs will be a factor in the Adviser's choice of hedging strategies, although costs will not be the exclusive consideration in selecting hedge instruments. In addition, the Fund may select individual investments based upon their potential for appreciation without regard to the effect on current income, in an attempt to mitigate the impact on the Fund's assets of the expected normal cost of hedging.

    The Fund's use of hedging instruments and the availability of gains for investment in additional shares of preferred and debt securities may be limited by the restrictions and distribution requirements imposed on the Fund under certain regulations of the Commodity Futures Trading Commission ("CFTC") and in connection with its qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). See "Investment Techniques" below and "Tax Matters." The Adviser does not believe that these restrictions and requirements will materially adversely affect the management of the Fund or the ability of the Fund to achieve its investment objectives.

    There may be an imperfect correlation between changes in the value of the Fund's portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund's success in using hedge instruments is subject to the Adviser's ability to predict correctly changes in the relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance that the Adviser's judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.


    The AMPS will have dividend rates established by auctions which will typically be held at regular seven day, 28 day or other short intervals. This auction process is designed to result in a high degree of principal stability for holders of the AMPS. The dividend rates set pursuant to such auction process are expected to be influenced by short-term interest rates generally, so that the dividend rate on outstanding AMPS is expected to increase as short-term interest rates rise and to decline as short-term interest rates fall.



    In the event of an equal rise in long-term and short-term interest rates from current levels, the additional income anticipated to be received from the investment of gains on appreciated hedging positions (assuming a significant rise in interest rates) when coupled with the net impact of increasing income from adjustable rate securities would tend to more than offset the expected increased dividend rate payable on outstanding AMPS. Thus, net income to the Common Shares is expected to rise in response to significant increases in interest rates as described herein.



    In the event of equal declines in long-term and short-term interest rates from current levels, losses on hedge positions would be expected to result, possibly requiring the sale of some of the Fund's securities holdings and decreasing the Fund's investment income, although such hedging losses would be limited to the amount of the premiums paid (plus transaction costs) to the extent that the Fund hedged with long positions in put options or swaptions as described above. Furthermore, the existence of income floors on adjustable rate securities would mitigate the downward pressure on Fund income, to the degree the Fund has holdings of such securities. In addition, lower interest rates would be expected to result in a lower dividend rate on outstanding AMPS, which would increase net investment income available to Common Shares.



    However, in declining interest rate environments, issuers may call for redemption those preferred and debt securities which have coupon rates above prevailing rates. This would reduce the Fund's income since preferred and debt securities paying comparable yields would not be available to be purchased with the redemption proceeds. The combined impact of the limitation of hedge losses through the use of options hedges, lower collars on adjustable rate securities and the decline in the cost of outstanding AMPS, in the opinion of the Adviser, should contribute to the net income to the Fund's Common Shares being relatively resistant to equal declines in long-term and short-term interest rates, subject to the adverse impact of redemptions of the Fund's higher yielding preferred and debt securities in the event of substantial declines in interest rates.



    If short-term interest rates were to rise while long-term rates remained unchanged, the cost of the Fund's outstanding AMPS would be expected to rise while coupon rates on the Fund's holdings of fixed rate and adjustable rate securities would remain unchanged (with certain exceptions in the case of adjustable rate securities whose income would rise if short term rates were to exceed long term rates by a sufficiently wide margin). See "Investment Objectives and Policies--Portfolio Investments--Adjustable Rate Preferred Stock."


    However, such a hypothesized change in the relationship between short-term and long-term rates also would be expected to reduce the cost of hedging preferred and debt securities, regardless of whether such hedges were in futures contracts, interest rate swaps, long positions in put options, or holdings of pay fixed swaptions. The combined impact of the foregoing factors on the Fund's net income would depend in large measure on the relative size of the Fund's holdings of hedged preferred and debt securities and the hedging instruments utilized.


    In the opposite case, namely, a decline in short-term rates with long-term rates remaining unchanged, the income from fixed rate and, for the most part, adjustable rate securities would be unaffected. Under certain circumstances, the income from adjustable rate securities may be adversely affected. The cost of the Fund's outstanding AMPS would be expected to fall. On balance, these various movements would contribute to a higher net return to the Fund. However, in this interest rate environment, there would be an expected increase in the cost of hedging preferred and debt securities. The combined impact of the foregoing factors on the Fund, as under the scenario described in the preceding paragraph, would depend in large measure on the relative size of the Fund's holdings of different types of securities and the hedge instruments utilized.


    The portions of the Fund's assets invested in various types of preferred and debt securities may vary from time to time. The portion of the Fund's securities that will be hedged and the types of hedge positions held may also vary significantly from time to time. There can be no assurance that the Fund will seek to hedge its entire portfolio of preferred and debt securities or that, if such hedging strategies were undertaken, they would be successful (1) in protecting against declines in value attributable to rising interest rates in general, and/or (2) in providing increased income in the event of significant increases in interest rates while maintaining the Fund's relative resistance to declines in income in the event of declines in interest rates.

    In selecting securities for investment by the Fund, the Adviser evaluates both a security's income-producing characteristics as well as its potential for capital appreciation. A security can be purchased primarily for its appreciation, rather than income potential, and vice versa.

    The Fund will normally attempt to manage credit risk through diversification, purchasing securities subject to the Fund's credit quality limitations and selling certain portfolio holdings in cases where the Adviser believes that an issuer presents a reasonable prospect of defaulting or that an issuer's securities are likely to depreciate in value over the short or long term. However, from time to time the Fund may also hedge its securities holdings through the use of credit derivatives, particularly credit default swaps. As a buyer of a credit default swap contract, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced preferred or debt security or loan from the counterparty to the contract in the event of a default by a third party, such as the issuer, on the security or loan. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced preferred or debt security. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap. Accordingly, the Fund will segregate assets in the form of high quality, liquid investments in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. See "Portfolio Investments--Credit Derivatives" below.


    The Fund may, but is not required to, use credit swaps or any other credit derivative. There is no assurance that credit derivatives will be available at any time or that the Adviser will determine to use them for the Fund or, if used, that the derivatives will be used successfully. In addition, the Fund may be subject to restrictions on its use of derivatives imposed by guidelines of one or more rating agencies that may issue ratings for Fund AMPS.


PORTFOLIO INVESTMENTS

    Under normal market conditions, the Fund will invest at least 80% of its total assets in preferred and debt securities.

    PREFERRED SECURITIES include "hybrid" or taxable preferred securities and traditional preferred/preference stock. Provided that certain requirements are satisfied, dividends on traditional preferred/preference stocks generally qualify for the inter-corporate dividends received deduction ("DRD") and as Qualified Dividend Income ("QDI") for individuals eligible for taxation at the long-term capital gain rates for individuals (see "Tax Matters" below).

    The Fund will invest in hybrid, or fully taxable, preferred securities that meet the following criteria: (1) the issuer has the ability to defer payments for a minimum period of 18 months without triggering an event of default and
(2) the security is a junior and fully subordinated liability of an issuer or the beneficiary of a guarantee that represents a junior and fully subordinated liability of the guarantor. Hybrid securities that do not meet these criteria will be considered debt securities.

    "Hybrid" or taxable preferred securities are not legally considered equity of an issuer and thus are not eligible for the DRD and do not generate QDI for individuals (see "Tax Matters" below). They are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, hybrids typically permit an issuer to defer the payment of income for 18 months or more without triggering an event of default. Generally, the deferral period is five years. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without adverse consequence to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when cumulative payments on the hybrids have not been made), these issues are often treated as close substitutes to traditional preferred securities, both by issuers and investors. Hybrid securities are also treated in a similar fashion to traditional preferred/ preference stocks by several regulatory agencies, including the Federal Reserve Bank, and by credit rating agencies, for various purposes, such as the assignment of minimum capital ratios, over-collateralization rates and diversification limits. As is also true of preferred/preference stock, hybrids have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Hybrid securities have been marketed under a variety of names, including but not limited to Monthly Income Preferred Securities ("MIPs"), Quarterly

Income Preferred Securities ("QUIPs"), Trust Originated Preferred Securities ("TOPrS"), Trust Preferred Stock ("TrUPS"), Quarterly Income Debt Securities ("QUIDS"), Corporate Backed Trust Securities ("CoRTS"), Trust Preferred Securities and capital securities. As with traditional preferred/preference stocks, hybrid or taxable preferreds may be convertible into underlying common stock of the issuer or associated guarantor.

    Hybrid preferreds are typically issued with a final maturity date, although in certain instances the date may be extended and/or the final payment of principal may be deferred at the issuer's option for a specified time without any adverse consequences to the issuer. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends payable.

    Perpetual preferred/preference stocks are issued with no mandatory retirement provisions, but typically are callable after a period of time at the option of the issuer. No redemption can occur if full cumulative dividends have not been paid, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends payable. Sinking fund preferred/preference stocks provide for the redemption of a portion of the issue on a regularly scheduled basis with, in most cases, the entire issue being retired at a future date.

    Preferred/preference stock is, with common stock, one of the two major types of equity securities. Generally, preferred/preference stock receives dividends prior to distributions on common stock and usually has a priority of claim over common stockholders if the issuer of the stock is liquidated. To the extent certain requirements are satisfied, dividends paid by an issuer to holders of its preferred/preference and common stocks are generally eligible for the inter-corporate DRD and characterization as QDI for individuals (see "Tax Matters" below). Unlike common stock, preferred stock does not usually have voting rights; preferred/preference stock, in some instances, is convertible into common stock.

    Preferred/preference securities have certain characteristics of both debt and common equity securities. They are debt-like to the extent that their promised income is contractually fixed. They are common equity-like since they do not have rights to precipitate bankruptcy filings or collection activities in the event of missed payments. Furthermore, they have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

    In order to be payable, dividends on preferred/preference stock must be declared by the issuer's board of directors. In addition, distributions on hybrid securities are also subject to deferral and are thus not automatically payable. Income payments on the typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or otherwise made payable. There is, of course, no assurance that dividends or distributions on the preferred securities in which the Fund invests will be declared or otherwise made payable. The Fund may acquire non-cumulative preferred securities subject to the restrictions on quality adopted by the Fund, although the Adviser would consider, among other things, their non-cumulative nature in making any decision to purchase or sell such securities.

    Shares of preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and banking industries, which are prominent issuers of preferred securities (See "Investment Objectives and Policies--Concentration" below), and by actual and anticipated changes in tax laws, such as changes in corporate and individual income tax rates or the characterization of dividends as QDI or DRD-eligible.

    Because the claim on an issuer's earnings represented by preferred/preference stocks and hybrid securities may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund's holdings of higher coupon-paying preferred/preference and hybrid securities may be reduced and the Fund would be unable to acquire securities paying comparable coupons with the redemption proceeds.

    From time to time, preferred securities issues have been, and may in the future be, offered having features other than those described below that are typical for fixed rate, adjustable rate or auction rate preferred securities. The Fund reserves the right to invest in these securities if the Adviser believes that doing so would be consistent with the Fund's investment objectives and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility. The Adviser believes that the unavailability of such innovative securities would not adversely affect the Fund's ability to achieve its investment objectives.

    CORPORATE DEBT SECURITIES. The Fund expects to invest in a wide variety of debt securities of varying maturities issued by corporations and other business entities, including limited liability companies. Debt securities are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Debt securities generally are used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are "perpetual" in that they have no maturity date. Among the types of debt securities in which the Fund may invest are the following:

    ASSET-BACKED SECURITIES. The Fund may invest in asset-backed securities. Asset-backed securities are secured debt instruments which provide periodic payments consisting of interest and/or principal that are derived from or related to payments of interest and/or principal on an underlying pool of collateral, such as automobile loan receivables, credit card receivables, and equipment leases. There are risks to investing in asset-backed securities. Defaults or delinquencies on the underlying pool of assets may impair the ability of the asset-backed securities to pay interest and/or principal to the holders of the securities. In addition, while the debt is secured by the underlying collateral, it may not be possible to recover sufficient value from defaulted assets to make full payments of principal and/or interest to the holders of the securities.

    STRUCTURED NOTES AND RELATED INSTRUMENTS. The Fund may invest up to 5% of its total assets in "structured" notes and other related instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

    While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile. In some cases, depending on the terms of the embedded index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero. Structured instruments also may involve significant credit risk and risk of default by the counterparty. Although structured instruments are not necessarily illiquid, the Adviser believes that currently most structured instruments are illiquid. Like other sophisticated strategies, the Fund's use of structured instruments may not work as intended. If the value of the embedded index changes in a manner other than that expected by the Adviser, principal and/or interest payments received on the structured instrument may be substantially less than expected.

    CREDIT DERIVATIVES. In managing credit risk and, in certain instances, to increase total return, the Fund may utilize credit derivatives in one of two ways. It may either "buy" credit protection, in which case, it would attempt to mitigate the risk of default or credit quality deterioration in all or a portion of its underlying portfolio of preferred and debt securities or in one or more individual holdings. This use of credit derivatives is similar in key respects to what is typically called a "fair value hedge". Alternatively, the Fund may "sell" credit protection, in which case the Fund would use credit derivatives in an attempt to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer. This is analogous to what is often referred to in futures and options markets as an "anticipatory hedge". The Fund will only "sell" credit protection with respect to securities in which it would be authorized to invest directly.

    When the Fund is a buyer of credit protection, the fair market value of its interest in such derivatives will be collateralized by the counterparty with high quality, liquid securities in accord with industry practice. When the Fund buys credit protection, the underlying issuer(s) or obligor(s) as well as the counterparty to the transaction will each be treated as an issuer for purposes of complying with the Fund's issuer diversification and industry concentration and guidelines, absent regulatory guidance to the contrary. The market value of the Fund's investments in credit derivatives and/or premiums paid therefor as a buyer of credit protection will not exceed 10% of the Fund's total assets.

    In those instances where the Fund uses credit derivatives as a seller of credit protection, the Fund will separately segregate with its custodian high quality, liquid investments having a value, at all times, through exercise at least equal to the Fund's potential payment obligation under the credit derivatives to which it is a party. When the Fund is a seller of credit protection, it may be required to collateralize its obligation to the counterparty. When the Fund sells credit protection, the underlying issuer(s) or obligor(s) as well as the counterparty to the transaction will be treated as an issuer for purposes of complying with the Fund's issuer diversification and industry concentration guidelines, absent regulatory guidance to the contrary. The notional amount of the credit exposure to which the Fund is subject when it sells credit protection will not exceed 33 1/3% of the Fund's total assets.

    CREDIT QUALITY. At least 80% of the preferred and debt securities that the Fund will acquire will be rated investment grade (at least "Baa3" by Moody's or "BBB-" by S&P) at the time of investment or will be securities of issuers whose senior debt is rated investment grade by Moody's or S&P at the time of investment (or, in the case of credit derivatives where the Fund has "sold" credit protection, refer to an underlying issuer or obligor so rated). In addition, the Fund may acquire unrated issues that the Adviser deems to be comparable in quality to rated issues in which the Fund is authorized to invest. The Fund will limit to 20% of its total assets the portion of its portfolio invested in preferred and debt securities rated below investment grade (which securities must be rated at least "Ba3" by Moody's or "BB-" by S&P at the time of purchase) or judged to be comparable in quality at the time of purchase; however, any such securities must be issued by an issuer (or, in the case of credit derivatives where the Fund has "sold" credit protection, refer to an underlying issuer or obligor) having a class of senior debt outstanding that is rated investment grade. Securities rated "Baa" by Moody's or "BBB" by

S&P, although investment grade, are considered to have speculative characteristics, and securities rated "Ba" or "BB" are believed to have speculative elements and a greater vulnerability to default than higher-rated securities. Moody's and S&P may modify certain letter ratings of securities with the addition of a plus or a minus sign or other modifier in order to show relative standing within the rating category.

    References to a particular letter rating in this prospectus may or may not be to the rating with or without regard to any specific modifiers as the context requires.


    The ratings of Moody's and S&P represent their opinions as to the quality of the securities that they undertake to rate; the ratings are relative and subjective and are not absolute standards of quality. The Adviser's judgment as to credit quality of a security, thus, may differ from that suggested by the ratings published by a rating service. A description of ratings by Moody's and S&P relevant to the Fund's investments is included in Appendix A to the SAI. The policies of the Fund described above as to ratings of portfolio investments apply only at the time of the purchase of a security or entering into a credit derivative position, and the Fund is not required to dispose of a security or close out a credit derivative position in the event Moody's or S&P downgrades its assessment of the credit characteristics of a security's issuer, although standards for rating the AMPS imposed by Moody's may result in the Fund's disposing of securities that are downgraded.


    HYBRID PREFERRED SECURITIES. Hybrid, or taxable preferreds, are a comparatively new asset class, having first been introduced late in 1993. Income paid on these securities is not eligible for the DRD and is not QDI (see "Tax Matters" below), but does constitute deductible interest expense for issuers thereof. The universe of hybrid issuers consists overwhelmingly of fixed coupon rate issues with final stated maturity dates. However, certain issues have adjustable coupon rates, which reset quarterly in a manner similar to adjustable rate preferred stocks described above. The hybrid preferred securities universe is divided into the "$25 par" and the "institutional" segments. The $25 par segment is typified by securities that are listed on the New York Stock Exchange, which trade and are quoted "flat," i.e., without accrued dividend income, and which are typically callable at par value five years after their original issuance date. The institutional segment is typified by $1,000 par value securities that are not exchange-listed, which trade and are quoted on an "accrued income" basis, and which typically have a minimum of ten years of call protection (at premium prices) from the date of their original issuance.

    TRADITIONAL FIXED RATE PREFERRED STOCK. Traditional fixed rate preferred stocks have fixed dividend rates for the life of the issue and typically pay dividends that may qualify for the DRD and as QDI. They can be perpetual with no maturity date or subject to mandatory redemptions such as through a sinking fund. The category of fixed rate preferred stocks also includes a variety of innovative securities as well as certain convertible preferred securities. Certain fixed rate preferred stocks have features intended to provide some degree of price stability. These features may include an auction mechanism at some specified future date. The auction feature is normally intended to enhance the probability that a preferred stock shareholder will be able to dispose of his holdings close to a pre-specified price, typically equal to par or stated value. Other price stability mechanisms include convertibility into an amount of common equity of the same issuer at some specified future date, typically in amounts not greater than par value of the underlying preferred stocks. Another common form of fixed rate preferred stock is the traditional convertible preferred stock, which permits the holder to convert into a specified number of shares at the holder's option at any time prior to some specified date. Innovative preferred stock and traditional convertible preferred stock are often less liquid than the conventional fixed rate preferred stock. The Fund's ability to achieve its investment objectives is not dependent on the availability of such innovative or convertible preferred stocks.

    ADJUSTABLE RATE PREFERRED STOCK. Unlike traditional fixed rate preferred stocks, adjustable rate preferred stocks are preferred stocks that have a dividend rate that adjusts periodically to reflect changes in the general level of interest rates. (Like traditional fixed rate preferred stocks, these issues typically pay dividends that may qualify for the DRD and as QDI.) The adjustable dividend rate feature is intended to make the market value of these securities less sensitive to changes in interest rates than similar securities with fixed dividend rates. Nonetheless, adjustable rate preferred stocks have fluctuated in market value and are expected to do so in the future.

    The dividend rate on an adjustable rate preferred stock is determined typically each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed relationship either to (1) rates on specific classes of debt securities issued by the U.S. Treasury or (2) LIBOR, with limits (known as "collars") on the minimum and maximum dividend rates that may be paid. As the maximum dividend rate is approached, any further increase in interest rates may adversely affect the market value of the stock. Conversely, as the minimum dividend rate is approached, any further decrease in interest rates may positively affect the market value of the stock. The adjustment formula is fixed at the time of issuance of the adjustable rate preferred stock and cannot be changed without the approval of the holders thereof.

    The market values of outstanding issues of adjustable rate preferred stock may fluctuate in response to changing market conditions. In the event that market participants in a particular issue demand a different dividend yield than the adjustment formula produces, the market price will change to produce the desired yield. The dividend yield demanded by market participants may vary with changing perceptions of credit quality and the relative levels of short-term and long-term interest rates, as well as other factors.

    Most of the issues of adjustable rate preferred stocks currently outstanding are perpetual.

    COMMON STOCK. The Fund may invest up to 15% of its total assets in common stock. Common stock is defined as shares of a corporation that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the corporation's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Holders of common stock also have the right to participate in the assets of the corporation after all other claims are paid. In selecting common stocks for investment, the Fund will focus both on the security's dividend-paying capacity and on its potential for appreciation.

    Certain preferred and debt securities are convertible into the common stock of the associated issuer. To the extent that such securities, because of their terms and market conditions, trade in close relationship to the underlying common stock of the issuer, they will be subject to the limit of 15% of total assets, under normal market conditions, that applies to common stocks.

    AUCTION RATE PREFERRED STOCK. Auction rate preferred stocks pay dividends that adjust based on periodic auctions. Auction rate preferred stocks are similar to short-term corporate money market instruments in that an auction rate preferred stockholder has the opportunity to sell the preferred stock at par in an auction, normally conducted at 49-day or other short intervals, through which buyers set the dividend rate in a bidding process for the next period. The dividend rate set in the auction depends upon market conditions and the credit quality of the particular issuer. The typical auction rate preferred stock's dividend is limited to a specified maximum percentage of the Federal Reserve's Commercial Paper Index as of the auction date. Further, the terms of auction rate preferred stocks generally provide that the shares are redeemable by the issuer at certain times.

    The failures of several auctions since late 1990 have significantly decreased the financial market's perception that the auction process can be depended upon to guarantee that the price of such preferred stocks will approximate par or stated value, particularly among lower rated issues.


    MONEY MARKET INSTRUMENTS. Under normal conditions, the Fund may hold up to 15% of its total assets in cash or money market instruments or, subject to the limitation on investments in investment companies, in money market mutual funds holding such types of investments. The Fund intends to invest in money market instruments or money market funds to meet its general working capital needs including, but not limited to, the need for collateral in connection with certain investment techniques (see "Investment Objectives and Policies--Investment Techniques" below), to hold as a reserve pending the payment of dividends to investors and to meet the liquidity requirements of rating agencies that rate the AMPS, and to facilitate the payment of expenses and settlement of trades. As noted above, pending investment of the net proceeds of this offering in accordance with the Fund's investment objectives and policies, the Fund may invest without limitation in money market instruments. In addition, when the Adviser believes that economic circumstances warrant a temporary defensive posture, the Fund may invest in short-term money market instruments without regard to the normal 15% limitation. To the extent the Fund invests in short-term money market instruments, its ability to achieve its investment objectives of high current income and capital appreciation may be adversely affected.


    Money market instruments that the Fund may acquire will be securities rated in the highest short-term rating category by Moody's or S&P or the equivalent from another major rating service, securities of issuers that have received such ratings with respect to other short-term debt or comparable unrated securities. Money market instruments in which the Fund typically expects to invest include:
Government Securities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of U.S. or foreign banks); commercial paper rated P-1 by Moody's or A-1 by S&P; and repurchase agreements. Money market funds in which the Fund may invest are expected to be rated "Aaa" by one or more rating agencies.

    As indicated above, the Fund may invest normally up to 15% of its total assets in money market instruments but, under certain circumstances, may invest without limit in money market instruments. Subject to these limits, the Fund may invest up to 25% of its total assets in U.S. dollar-denominated money market obligations of foreign banks or foreign branches of U.S. banks but will do so only if the Adviser determines that the obligation presents minimal credit risks. These obligations entail risks that are different from those of investments in obligations of U.S. banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding or other taxes on income. Foreign branches of U.S. banks are not necessarily subject to the same or similar regulatory requirements that apply to the domestic operations of U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial record-keeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank than about a U.S. bank.

    The Fund may enter into repurchase agreement transactions with certain member banks of the Federal Reserve System or with certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers. A repurchase agreement is a contract under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price on an agreed-upon date. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying obligation for a relatively short period (usually not more than seven days) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including possible delays or restrictions on the Fund's ability to dispose of the underlying securities. In evaluating these potential risks, the Adviser, on an ongoing basis, monitors (1) with the assistance of the Administrator, the value of the collateral underlying each repurchase agreement of the Fund to ensure that the value is at least equal to the total amount of the repurchase obligation, including interest, and (2) the creditworthiness of the banks and dealers with which the Fund enters into repurchase agreements.

    GOVERNMENT SECURITIES. Government Securities in which the Fund may invest include direct obligations of the United States and obligations issued by U.S. Government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ principally in terms of their maturities. Included among the securities issued by U.S. Government agencies and instrumentalities are: securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association certificates), securities that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks), and securities that are supported by the credit of the instrumentality (such as Federal National Mortgage Association and Federal Home Loan Mortgage Corporation bonds).

    ZERO COUPON SECURITIES. The Fund may invest up to 10% of its total assets in zero coupon securities issued by the U.S. Government, its agencies or instrumentalities as well as custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain Government Securities. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, the Fund's investments in zero coupon securities will result in special tax consequences. Although zero coupon securities do not make interest payments, the Fund may be required to include in its income for tax purposes each year a portion of the difference between a zero coupon security's stated price at maturity and its original issue price.

    Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon Government Securities but are not considered to be Government Securities. Although typically under the terms of a custodial receipt the Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

    RESTRICTED SECURITIES (DIRECT PLACEMENTS). The Fund may invest up to 20% of its total assets in securities purchased in direct placements. Securities obtained by means of direct placement typically are less liquid than securities traded on the open market because of statutory or contractual restrictions on resale and thus are often referred to as restricted securities. Such securities are, therefore, unlike securities traded in the open market, which can be sold immediately if the market is adequate. This lack of liquidity creates special risks for the Fund. However, the Fund could sell such securities if a substantial market of qualified institutional buyers develops pursuant to Rule 144A under the Securities

Act of 1933, as amended, in privately negotiated transactions with a limited number of purchasers or in public offerings registered under such Act.

    Direct placements of securities have frequently resulted in higher yields to purchasers and more restrictive covenants to issuers, which may provide greater protection for the purchaser than comparable registered securities. As it has avoided the expense and delay involved in a public offering of its securities, an issuer is often willing to offer the purchaser more attractive features in its securities issued in direct placements. Also, adverse conditions in the public securities markets may at certain times preclude a public offering of an issuer's securities.

    Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, the Fund will carefully monitor the Fund's investments in such securities with particular regard to valuation, liquidity and availability of information.

    INVESTMENT COMPANY SECURITIES. The Fund may invest up to 10% of its total assets in securities of registered investment companies. The Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own in the aggregate (1) more than 3% of such issuer's total outstanding voting securities or (2) securities issued by such issuer having an aggregate value in excess of 5% of the Fund's total assets. To the extent that investment advisory, administrative and brokerage expenses of an investment company are reflected in the price of its shares held in the Fund's portfolio, there will be a duplication of such expenses.

CONCENTRATION


    The Fund intends to concentrate its investments in utility companies and companies in the banking industry so that, under normal market conditions, at least 25% of the Fund's total assets will be invested in securities issued by utilities and an additional 25% or more of its total assets will be invested in securities issued by companies in the banking industry. If adverse economic conditions prevail in either or both of these industries at some future date, the Fund, for defensive purposes, temporarily may invest less than 25% of its total assets in the affected industry or industries. This concentration policy is a fundamental policy of the Fund and cannot be changed without approval by the vote of a majority of the Fund's outstanding voting securities, voting as a single class, and a majority of the Fund's outstanding preferred shares (including the AMPS), voting as a separate class, as described under "Description of AMPS--Voting Rights" below.



    Consistent with the limitations set forth in the preceding paragraph, the portion of the Fund's assets invested in each of the utilities, banking and other industries will vary from time to time. The concentration of the Fund's assets in the utilities and banking industries is a source of potential risk, although the Fund intends to diversify its investments broadly among issuers in order to reduce risk and will be subject to diversification requirements and other investment limitations imposed by rating agencies in connection with the rating of the AMPS. See "Description of AMPS--Rating Agency Guidelines and Asset Coverage."

    UTILITY SECURITIES. The utilities industry generally includes companies engaged in the generation, transmission or distribution of electric energy, gas, or water, or, in certain instances, the providing of telephone and telecommunications services. Certain segments of the industry and individual companies within such segments may not perform as well as the industry as a whole. Many utility companies historically have been subject to risks of increases in fuel, purchased power and other operating costs, high interest costs on borrowings needed for capital improvement programs and costs associated with compliance with and changes in environmental and other governmental regulations. In particular, regulatory changes with respect to nuclear and conventionally fueled power generating and transmission facilities could increase costs or impair the ability of the utility companies to operate and utilize such facilities, thus reducing the utility companies' earnings or resulting in losses. Rates of return on investment of certain utility companies are subject to review by government regulators. There can be no assurance that changes in regulatory policies or accounting standards will not negatively affect utility companies' earnings or dividends. Costs incurred by utilities, such as fuel and purchased power costs, often are subject to immediate market action resulting from such things as political or military forces operating in geographic regions where oil production is concentrated or global or regional weather conditions, such as droughts, while the rates of return of utility companies generally are subject to review and limitation by state public utility commissions, which often results in a lag or an absence of correlation between costs and return. It is also possible that costs may not be offset by return. Utilities have, in recent years, been affected by increased competition, which could adversely affect the profitability or viability of such utilities. Electric utilities may also be subject to increasing economic pressures due to deregulation of generation, transmission and other aspects of their business.

    BANK HOLDING COMPANY AND BANK STOCKS. Investment in the Fund involves consideration of various regulatory and economic factors affecting bank holding companies and their subsidiary banks.

    For many years federal and state banking laws and regulations limited the ability of bank holding companies and banks to compete geographically and have restricted sharply the activities in which they may engage. From time to time, changes in law and regulation have been proposed to permit greater diversification of the financial products of bank holding companies and banks, but often such legislation has bogged down or, if it has been enacted, often it has been limited in the scope of change it has facilitated. In 1994 the Congress enacted legislation that enhanced the ability of bank holding companies and banks to expand by acquisition or branching across state lines. Their ability to engage in nonbanking activities, however, remained very limited.

    In late 1999 the Congress enacted the Gramm-Leach-Bliley Act, a piece of financial regulation reform legislation that altered the landscape of bank holding company and bank regulation. The Act repealed provisions of the Glass-Steagall Act that since 1933 had severely limited the underwriting of securities by affiliates of banks and it repealed provisions of the Bank Holding Company Act that had severely limited the insurance activities of bank holding companies. The Gramm-Leach-Bliley Act created a new scheme or regulation for FINANCIAL HOLDING COMPANIES--these are bank holding companies with high capital levels, good compliance and management records and good records under the Community Reinvestment Act that have elected to become financial holding companies. Such companies enjoy several prerogatives versus bank holding companies that have not made this election. First, they are allowed to engage in a broad range of financial activities, including securities and insurance activities, not merely activities that are closely related to banking. Second, they are not subject to any Glass-Steagall-based limitations on their securities underwriting and dealing activities. Third, they are permitted to invest in nonfinancial companies and to control investment funds that invest in such companies. Fourth, they do not require prior Federal Reserve approval to engage in new activities or to acquire non-banking companies. A large number of local and regional bank holding companies have elected to become financial holding companies. The Gramm-Leach-Bliley Act or other changes in law or regulation could result in increased regulation for banks and bank holding companies, which could adversely affect their viability or profitability.

    Federal law and regulations require commercial banks and bank holding companies to maintain minimum levels of capital and liquidity and to establish loan loss reserves. A bank's failure to maintain specified capital ratios may trigger dividend restrictions, suspensions on payments on subordinated debt, and limitations on growth. Bank regulators have broad authority in these instances and can ultimately impose sanctions, including conservatorship or receivership, on such non-complying banks even when these banks continue to be solvent, thereby possibly resulting in the elimination of stockholders' equity. Unless a bank holding company has subsidiaries other than banks that generate substantial revenues, the holding company's cash flow and ability to declare dividends may be impaired severely by restrictions on the ability of its bank subsidiaries to declare dividends.

    Fiscal and monetary policies of the government and general economic and political conditions can affect the availability and cost of funds to banks, loan demand and asset quality and thereby impact the earnings and financial condition of banking institutions. Downturns in a regional or local economy or in the general business cycle or depressed conditions in an industry, for example, may adversely affect the quality or volume of a bank's loan portfolio, particularly if the portfolio is concentrated in the affected region or industry. From time to time, general economic conditions have adversely affected financial institutions' energy, agricultural, commercial real estate, less-developed country, venture capital, technology, telecommunications, and highly-leveraged loan portfolios. The impact of a deteriorating economy or industry upon institutions depends, in part, on the size of the institutions, the extent to which they are involved in the type of lending or market affected, the duration of the softening in the affected area and the managerial and capital resources of the institutions. In addition, changes in accounting rules applicable to loans and investment securities also may adversely impact the financial condition of banking institutions.

INVESTMENT TECHNIQUES


    For hedging purposes or, under certain circumstances, to increase its total return, the Fund may employ, among others, the investment techniques described below, although its ability to engage in any of these strategies may be limited by restrictions imposed on the Fund's operations in connection with obtaining and maintaining (i) a rating for outstanding AMPS and (ii) its qualification as a regulated investment company under the Code.



    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may enter into interest rate and stock index futures contracts and may purchase and sell put and call options on such futures contracts. The Fund will enter into such transactions for hedging and other appropriate risk-management purposes or to increase return, in accordance with the rules and regulations of the CFTC and the Securities and Exchange Commission.


    An interest rate futures contract is a standardized contract for the future delivery of a specified security (such as a U.S. Treasury Bond or U.S. Treasury
Note) or its equivalent at a future date at a price set at the time of the contract. A stock index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period. The Fund may only enter into futures contracts traded on regulated commodity exchanges.

    Parties to a futures contract must make "initial margin" deposits to secure performance of the contract. There are also requirements to make "variation margin" deposits from time to time as the value of the futures contract fluctuates. The Fund is not a commodity pool pursuant to CFTC Rule 4.5. Current CFTC rules place no limit on the amount of speculative futures trading by an investment company such as the Fund. The Fund, however, currently intends to limit its speculative futures trading such that aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be "bona fide hedging" will not exceed 5% of the Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts. The Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies. In addition, certain provisions of the Code may limit the extent to which the Fund may enter into futures contracts or engage in options transactions. See "Tax Matters."


    Under regulations of the Securities and Exchange Commission currently in effect, which may change from time to time, with respect to futures contracts to purchase securities or stock indices, call options on futures contracts purchased by the Fund and put options on futures contracts written by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the Securities and Exchange Commission is that the Fund's long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or certain liquid assets held in a segregated account or "covered" in a manner similar to that described below for covered options on securities (see "Investment Objectives and Policies--Investment Techniques--Options on Securities" below) in order to counter the impact of any potential leveraging.


    The Fund may either accept or make delivery of cash or the underlying instrument specified at the expiration of an interest rate futures contract or cash at the expiration of a stock index futures contract or, prior to expiration, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts are effected on the exchange on which the contract was entered into (or a linked exchange).

    The Fund may purchase and write put and call options on interest rate futures contracts and stock index futures contracts in order to hedge all or a portion of its investments and may enter into closing purchase transactions with respect to options written by the Fund in order to terminate existing positions. There is no guarantee that such closing transactions can be effected at any particular time or at all. In addition, daily limits on price fluctuations on exchanges on which the Fund conducts its futures and options transactions may prevent the prompt liquidation of positions at the optimal time, thus subjecting the Fund to the potential of greater losses.

    An option on an interest rate futures contract or stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a stock index futures contract or interest rate futures contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).

    With respect to options purchased by the Fund, there are no daily cash payments made by the Fund to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

    While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to the Adviser's ability to predict correctly changes in interest rate relationships or other factors. No assurance can be given that the Adviser's judgment in this respect will be correct.


    INTEREST RATE SWAPS AND OPTIONS THEREON ("SWAPTIONS"). The Fund may enter into interest rate swap agreements and may purchase and sell put and call options on such swap agreements, commonly referred to as swaptions. The Fund will enter into such transactions for hedging some or all of its interest rate exposure in its holdings of preferred securities and debt securities. Interest rate swap agreements and swaptions are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the CFTC or the Securities and Exchange Commission.


    An interest rate swap is an agreement between two parties where one party agrees to pay a contractually stated fixed income stream, usually denoted as a fixed percentage of an underlying "notional" amount, in exchange for receiving a variable income stream, usually based on LIBOR, and denoted as a percentage of the underlying notional amount. From the perspective of a fixed rate PAYER, if interest rates rise, the payer will expect a rising level of income since the payer is a receiver of floating rate income. This would cause the value of the swap contract to rise in value, from the payer's perspective, because the discounted present value of its obligatory payment stream is diminished at higher interest rates, all at the same time it is receiving higher income. Alternatively, if interest rates fall, the reverse occurs and it simultaneously faces the prospects of both a diminished floating rate income stream and a higher discounted present value of his fixed rate payment obligation. For purposes of completing the analysis, these value changes all work in reverse from the perspective of a fixed rate receiver.

    A swaption is an agreement between two parties where one party purchases the right from the other party to enter into an interest rate swap at a specified date and for a specified "fixed rate" yield (or "exercise" yield). In a pay-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a payer of fixed rate and receiver of variable rate, while the writer of the swaption has the obligation to enter into the other side of the interest rate swap. In a received-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a receiver of fixed rate and a payer of variable rate, while the writer of the swaption has the obligation to enter into the opposite side of the interest rate swap.

    A pay fixed swaption is analogous to a put option on Treasury securities in that it rises in value as interest rate swap yields rise. A receive fixed swaption is analogous to a call option on Treasury securities in that it rises in value as interest rate swap yields decline. As with other options on securities, indices, or futures contracts, the price of any swaption will reflect both an intrinsic value component, which may be zero, and a time premium component. The intrinsic value component represents what the value of the swaption would be if it were immediately exercisable into the underlying interest rate swap. The intrinsic value component measures the degree to which an option is in-the-money, if at all. The time premium represents the difference between the actual price of the swaption and the intrinsic value.

    It is customary market practice for swaptions to be "cash settled" rather than an actual position in an interest rate swap being established at the time of swaption expiration. For reasons set forth more fully below, the Fund's Adviser expects to enter strictly into cash settled swaptions, i.e., where the exercise value of the swaption is determined by reference to the market for interest rate swaps then prevailing.

    CREDIT DERIVATIVES. The Fund may enter into credit derivative transactions, either to hedge credit exposure or to gain exposure to an issuer or group of issuers more economically than can be achieved by investing directly in preferred or debt securities. Credit derivatives fall into two broad categories: credit default swaps and market spread swaps, both of which can reference either a single issuer or obligor or a portfolio of preferred and/or debt securities. In a credit default swap, which is the most common form of credit derivative, the purchaser of credit protection makes a periodic payment to the seller (swap counterparty) in exchange for a payment by the seller should a referenced security or loan, or a specified portion of a portfolio of such instruments, default during the life of the swap agreement. If there were a default event as specified in the swap agreement, the buyer either (i) would receive from the seller the difference between the par (or other agreed-upon) value of the referenced instrument(s) and the then-current market value of the instrument(s) or (ii) have the right to make delivery of the reference instrument to the counterparty. If there were no default, the buyer of credit protection would have spent the stream of payments and received no benefit from the contract. Market spread swaps are based on relative changes in market rates, such as the yield spread between a preferred security and a benchmark Treasury security, rather than default events.


    In a market spread swap, two counterparties agree to exchange payments at future dates based on the spread between a reference security (or index) and a benchmark security (or index). The buyer (fixed-spread payer) would receive from the seller (fixed-spread receiver) the difference between the market rate and the reference rate at each payment date, if the market rate were above the reference rate. If the market rate were below the reference rate, then the buyer would pay to the seller the difference between the reference rate and the market rate. The Fund may utilize market spread swaps to "lock in" the yield (or price) of a security or index without having to purchase the reference security or index. Market spread swaps may also be used to mitigate the risk associated with a widening of the spread between the yield or price of a security in the Fund's portfolio relative to a benchmark Treasury security. Market spread options, which are analogous to swaptions, give the buyer the right but not the obligation to buy (in the case of a call) or sell (in the case of a put) the referenced market spread at a fixed price from the seller. Similarly, the seller of a market spread option has the obligation to sell (in the case of a call) or buy (in the case of a put) the referenced market spread at a fixed price from the buyer. Credit derivatives are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the CFTC or the Securities and Exchange Commission.


    INTEREST RATE SWAPS, SWAPTIONS, AND CREDIT DERIVATIVES (GENERAL). The pricing and valuation terms of interest rate swaps, swaptions and credit derivatives are not standardized and there is no clearinghouse whereby a party to the agreement can enter into an offsetting position to close out a contract. Interest rate swaps, swaptions, and credit derivatives are usually (1) between an institutional investor and a broker/dealer firm or bank or (2) between institutional investors. In addition, substantially all swaps are entered into subject to the standards set forth by the International Swaps & Derivatives Association ("ISDA"). ISDA represents participants in the privately negotiated derivatives industry. It helps formulate the investment industry's position on regulatory and legislative issues, develops international contractual standards, and offers arbitration on disputes concerning market practice.


    Under the rating agency guidelines imposed in connection with the issuance of AMPS, the Fund is authorized to enter into swaptions and to purchase credit default swaps but is subject to limitation on entering into interest rate swap agreements or selling credit protection. Certain rating agency guidelines may be changed from time to time and it is expected that those relating to interest rate swaps, swaptions, and credit derivatives would be able to be revised by the Fund's Board, without shareholder vote of the Common Shares or the AMPS, so long as the relevant rating agency(ies) has given written notice that such revisions would not adversely affect the rating of the AMPS then in effect.


    The Board of Directors has currently limited the Fund's use of interest rate and credit swaps and swaptions as follows: (1) swaps and swaptions must be U.S. dollar denominated and used for hedging purposes only; (2) no more than 5% of the Fund's total assets, at the time of purchase, may be invested in time premiums paid for swaptions; (3) swaps and swaptions must conform to the standards of the ISDA Master Agreement; and
(4) the counterparty must be a bank or broker/dealer firm regulated under the laws of the United States of America that is (a) on a list approved by the Fund's Board, (b) with capital of at least $100 million, and (c) which is rated investment grade by both Moody's and S&P. These criteria can be modified by the Board at any time in its discretion.

    The market value of the Fund's investments in credit derivatives and/or premiums paid therefor as a buyer of credit protection will not exceed 10% of the Fund's total assets and the notional value of the credit exposure to which the Fund is subject when it sells credit derivatives sold by the Fund will not exceed 33 1/3% of the Fund's total assets.

    The Fund's Adviser expects that the Fund will be subject to the initial and subsequent mark-to-market collateral requirements that are standard among ISDA participants. These requirements help insure that the party who is a net obligor at current market value has pledged for safekeeping, to the counterparty or its agent, sufficient collateral to cover any losses should the obligor become incapable, for whatever reason, of fulfilling its commitments under the swap or swaption agreements. This is analogous, in many respects, to the collateral requirements in place on regular futures and options exchanges. The Fund will be responsible for monitoring the market value of all derivative transactions to insure that they are properly collateralized.

    The Fund has instituted procedures for valuing interest rate swap, swaption, or credit derivative positions to which it is party. Interest rate swaps, swaptions, and credit derivatives will be valued by the counterparty to the swap or swaption in question. Such valuation will then be compared with the valuation provided by a broker/dealer or bank that is not a party to the contract. In the event of material discrepancies, the Fund has procedures in place for valuing the swap or swaption, subject to the direction of the Fund's Board, which include reference to (1) third-party information services, such as Bloomberg, and (2) comparison with the Adviser's valuation models.

    The use of interest rate swaps, swaptions, and credit derivatives, as the foregoing discussion suggests, are subject to risks and complexities beyond what might be encountered in standardized, exchange traded options and futures contracts. Such risks include operational risks, valuation risks, credit risks, and/or counterparty risk (i.e., the risk that the counterparty cannot or will not perform its obligations under the agreement). In addition, at the time the interest rate swap, swaption, or credit derivative reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund.

    While the Fund may utilize interest rate swaps, swaptions, and credit derivatives for hedging purposes or to enhance total return, their use might result in poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell or pledge a portion of its underlying portfolio of securities in order to meet daily mark-to-market collateralization requirements at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund's portfolio holdings and swaps, swaptions, or credit derivatives entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Further, the Fund's use of swaps, swaptions, and credit derivatives to reduce risk involves costs and will be subject to the Adviser's ability to predict correctly changes in interest rate relationships, volatility, credit quality or other factors. No assurance can be given that the Adviser's judgment in this respect will be correct.


    OPTIONS ON SECURITIES. In order to hedge against adverse market shifts, the Fund may utilize up to 5% of its total assets to purchase put and call options on securities. In addition, the Fund may seek to increase its income or may hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security or its equivalent covered by the option or its equivalent from the writer of the option at the stated exercise price. Under interpretations of the Securities and Exchange Commission currently in effect, which may change from time to time, a "covered" call option means that so long as the Fund is obligated as the writer of the option, it will own (1) the underlying instruments subject to the option, (2) instruments convertible or exchangeable into the instruments subject to the option or (3) a call option on the relevant instruments with an exercise price no higher than the exercise price on the call option written.



    Similarly, the Securities and Exchange Commission currently requires that, to support its obligation to purchase the underlying instruments if a put option written by the Fund is exercised, the Fund must either (a) deposit with its custodian in a segregated account liquid securities having a value at least equal to the exercise price of the underlying securities, (b) continue to own an equivalent number of puts of the same "series" (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying security) with exercise prices greater than those it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account) or (c) sell short the securities underlying the put option at the same or a higher price than the exercise price on the put option written.


    The Fund will receive a premium when it writes put and call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as the writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the security's market value at the time of the option exercise over the Fund's acquisition cost of the security, less the sum of the premium received for writing the option and the difference, if any, between the call price paid to the Fund and the Fund's acquisition cost of the security. Thus, in some periods the Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from leaving its underlying securities unhedged.

    The Fund may purchase and write options on securities that are listed on national securities exchanges or are traded over the counter, although it expects, under normal circumstances, to effect such transactions on national securities exchanges.

    As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option's expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale transactions. In entering into a closing sale transaction, the Fund would sell an option of the same series as the one it has purchased. The ability of the Fund to enter into a closing sale transaction with respect to options purchased and to enter into a closing purchase transaction with respect to options sold depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the

Fund so desires. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

    In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the instruments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

    OPTIONS ON STOCK INDICES. The Fund may utilize up to 5% of its total assets to purchase put and call options on domestic stock indices to hedge against risks of market-wide price movements affecting its assets. In addition, the Fund may write covered put and call options on stock indices. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Options on stock indices are similar to options on securities. Because no underlying security can be delivered, however, the option represents the holder's right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The advisability of using stock index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund's investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the Fund's securities investments correlate with price movements in the stock index selected. In addition, successful use by the Fund of options on stock indices will be subject to the ability of the Adviser to predict correctly changes in the relationship of the underlying index to the Fund's portfolio holdings. No assurance can be given that the Adviser's judgment in this respect will be correct.

    When the Fund writes an option on a stock index, it will establish a segregated account with its custodian in which the Fund will deposit liquid securities in an amount equal to the market value of the option, and will maintain the account while the option is open.

    WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. New issues of preferred and debt securities may be offered on a when-issued or delayed delivery basis, which means that delivery and payment for the security normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the dividends that will be received on the security are fixed at the time the buyer enters into the commitment. The Fund will make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of acquiring the securities, but may sell these securities before the settlement date if the Adviser deems it advisable. No additional when-issued or delayed delivery commitments will be made if more than 20% of the Fund's total assets would be so committed. Securities purchased on a when-issued or delayed delivery basis may be subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased or sold on a when-issued or delayed delivery basis may expose the Fund to risk because they may experience these fluctuations prior to their actual delivery. The Fund will not accrue income with respect to a debt security it has purchased on a when-issued or delayed delivery basis prior to its stated delivery date but will accrue income on a delayed delivery security it has sold. Purchasing or selling securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of the Fund consisting of liquid securities equal at all times to the amount of the Fund's when-issued and delayed delivery purchase commitments will be established and maintained with the Fund's custodian. Placing securities rather than cash in the segregated account may have a leveraging effect on the Fund's net asset value per share; that is, to the extent that the Fund remains substantially fully invested in securities at the same time that it has committed to purchase securities on a when-issued or delayed delivery basis, greater fluctuations in its net asset value per share may occur than if it has set aside cash to satisfy its purchase commitments.


    LENDING PORTFOLIO SECURITIES. The Fund is authorized to lend securities it holds to brokers, dealers and other financial organizations, although it has no current intention of doing so. Loans of the Fund's securities, if and when made, may not exceed 33 1/3% of the Fund's assets taken at value. The Fund's loans of securities will be collateralized by cash, letters of credit or Government Securities that will be maintained at all times in a segregated account with the Fund's custodian in an amount at least equal to the current market value of the loaned securities. From time to time, the Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/ or third party that is unaffiliated with the Fund and that is acting as a "finder."


    By lending its portfolio securities, the Fund can increase its income by continuing to receive interest on the loaned securities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when Government Securities are used as collateral. The risk in lending portfolio securities, as with other extensions of credit, consists of the possible delay in recovery of the securities or the possible loss of rights in the collateral should the borrower fail financially. The Fund will adhere to the following conditions whenever it lends its securities:
(1) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower, which will be maintained by daily marking-to-market; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower, except that, if a material event adversely affecting the investment in the loaned securities occurs, the Fund's Board of Directors must terminate the loan and regain the Fund's right to vote the securities.

    SHORT SALES AGAINST THE BOX. The Fund may make short sales of securities in order to reduce market exposure and/or to increase its income if, at all times when a short position is open, the Fund owns an equal or greater amount of such securities or owns preferred securities, debt or warrants convertible or exchangeable into an equal or greater number of the shares of common stock sold short. Short sales of this kind are referred to as short sales of securities "against the box." The broker-dealer that executes a short sale generally invests the cash proceeds of the sale until they are paid to the Fund. Arrangements may be made with the broker-dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The Fund will segregate the securities against which short sales against the box have been made in a special account with its custodian. Not more than 10% of the Fund's total assets (taken at current value) may be held as collateral for such sales at any one time.

FUNDAMENTAL INVESTMENT POLICIES


    The Fund has adopted certain fundamental investment policies designed to limit investment risk and maintain portfolio diversification. These fundamental investment policies may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, voting as a single class, and approval of the holders of a majority of the Fund's outstanding shares of preferred stock (including the AMPS), voting as a separate class. A "majority of the outstanding voting securities" for these purposes means (i) 67% or more of the Common Shares and shares of preferred stock present at a meeting, voting as a single class, if the holders of more than 50% of such shares outstanding are present or represented by proxy, or (ii) more than 50% of the Common Shares and shares of preferred stock outstanding, voting as a single class, whichever of
(i) or (ii) is less. A majority of the Fund's outstanding shares of preferred stock for this purpose is determined in a similar manner, by applying the percentages in the previous sentence to outstanding shares of preferred stock. The Fund may become subject to guidelines which are more limiting than the investment restrictions set forth above or in the SAI in order to obtain and maintain ratings from Moody's and Fitch on the AMPS. It is not currently anticipated that these guidelines will materially impede the Adviser from managing the Fund's portfolio in accordance with the Fund's investment objective and policies. See "Description of AMPS--Rating Agency Guidelines and Asset Coverage." See "Fundamental Investment Restrictions" in the SAI for a complete list of the fundamental investment policies of the Fund and "Description of AMPS--Voting Rights" for additional information with respect to the voting rights of holders of AMPS.


RATING AGENCY REQUIREMENTS


    In connection with their rating the AMPS, Moody's and Fitch will impose asset coverage tests and other restrictions that may limit the Fund's ability to engage in certain of the transactions described above. See "Description of AMPS--Rating Agency Guidelines and Asset Coverage."


                               RISKS OF THE FUND


    Investing in the Fund involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in AMPS.


    The Fund is a recently organized, diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives.


RISKS OF INVESTING IN THE AMPS



    DIVIDEND PAYMENT RISK. The Fund will not be permitted to declare dividends or other distributions with respect to the AMPS unless the Fund meets certain asset coverage requirements.



    In certain circumstances, the Fund may not earn sufficient income from its investments to pay dividends on the AMPS.



    REDEEMABILITY. Unlike shares of a open-end mutual fund, including a money market mutual fund, the AMPS may not be redeemed at the option of the holder.



    INTEREST RATE RISK. The AMPS pay dividends based on shorter-term interest rates. The Fund purchases equity securities that pay dividends that are based on the performance of the issuers and debt securities that pay interest based on longer-term yields. These dividends and interest payments are typically, although not always, higher than shorter-term interest rates. Dividends, as well as longer-term and shorter-term interest rates, fluctuate. If shorter-term interest rates rise, dividend rates on AMPS may rise so that the amount of dividends paid to holders of AMPS exceeds the income from the Fund's portfolio securities. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the AMPS offering) is available to pay dividends on AMPS, however, dividend rates on AMPS would need to exceed the net rate of return on the Fund's portfolio by a significant margin before the Fund's ability to pay dividends on AMPS would be jeopardized. If long-term interest rates rise, this could negatively impact the value of the Fund's investment portfolio and thus reduce the amount of assets serving as asset coverage for AMPS.



    AUCTION RISK. You may not be able to sell your AMPS at an auction if the auction fails, i.e., if there are more AMPS offered for sale than there are buyers for those shares. Also, if you place a bid order (an order to retain
AMPS) at an auction only at a specified rate, and that rate exceeds the rate set at the auction, your order will be deemed an irrevocable offer to sell your AMPS, and you will not retain your AMPS. Additionally, if you buy AMPS or elect to retain AMPS without specifying a rate below which you would not wish to buy or continue to hold those shares, and the auction sets a below-market rate, you may receive a lower rate of return on your AMPS than the market rate for similar investments. The dividend period for the AMPS may be changed by the Fund, subject to certain conditions and with notice to the holders of the AMPS, which could also affect the liquidity of your investment. See "Description of AMPS" and "The Auction."



    SECONDARY MARKET RISK. If you try to sell your AMPS between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. Changes in interest rates could affect the price you would receive if you sold your AMPS in the secondary market, particularly if the Fund has designated a special rate period (a dividend period of more than seven days in the case of Series T7 or 28 days in the case of Series W28). Broker-dealers that maintain a secondary trading market (if any) for the AMPS are not required to maintain this market, and the Fund is not required to redeem shares if either an auction or an attempted secondary market sale fails because of a lack of buyers. The AMPS are not listed on a stock exchange or NASDAQ. If you sell your AMPS between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction or during a special rate period.



    RATINGS AND ASSET COVERAGE RISK. While it is a condition to the closing of the offering that Moody's assigns a rating of "Aaa" and Fitch assigns a rating of "AAA" to the AMPS, these ratings do not eliminate or necessarily mitigate the risks of investing in AMPS. In addition, Moody's, Fitch or another rating agency rating the AMPS could downgrade the AMPS, which may make your shares less liquid at an auction or in the secondary market. If a rating agency downgrades the AMPS, the Fund may (but is not required to) alter its portfolio in an effort to improve the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. See "Portfolio Turnover." In addition, the Fund may be forced to redeem your AMPS to meet regulatory or rating agency requirements. The Fund may also voluntarily redeem AMPS under certain circumstances. See "Description of AMPS--Redemption." The asset coverage requirements imposed by a rating agency may limit the Fund's ability to invest in certain securities or utilize certain investment techniques that the Adviser might otherwise consider desirable. See "Description of AMPS--Rating Agency Guidelines and Asset Coverage" for a description of the rating agency guidelines with which the Fund must currently comply.



    RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's Common Shares and AMPS, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes or its ability to avoid an excise tax imposed under the Code. While the Fund intends to redeem AMPS to enable the Fund to distribute its income as required to avoid such excise tax and to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such redemptions can be effected in time to meet the requirements of the Code. See "Tax Matters."



    PORTFOLIO INVESTMENTS RISK. In certain circumstances, the Fund may not earn sufficient income from its investments to pay dividends on AMPS. In addition, the value of the Fund's investment portfolio may decline, reducing the asset coverage for the AMPS. If an issuer whose securities the Fund purchases experiences financial difficulties, defaults, or is otherwise affected by adverse market factors, there may be a negative impact on the income and/or asset value of the Fund's investment portfolio, which will reduce asset coverage for the AMPS and make it more difficult for the Fund to pay dividends on the AMPS.


GENERAL RISKS OF INVESTING IN THE FUND

    LIMITED OPERATING HISTORY. The Fund is a recently organized, diversified, closed-end management investment company that has been operational for less than three months.


    INTEREST RATE RISK. Fixed income securities typically decline in value when interest rates rise and increase in value when interest rates fall. Changes in the level of interest rates are expected to affect the value of the Fund's portfolio holdings of fixed rate securities and, under certain circumstances, its holdings of adjustable rate securities and positions in hedging instruments, and the market price of the Common Shares and the asset coverage of the AMPS. Subject to certain limitations described herein, the Fund currently anticipates hedging, from time to time, some or all of its holdings of fixed rate and adjustable rate securities, for the purposes of (1) protecting against declines in value attributable to significant increases in interest rates in general and
(2) providing increased income in the event of significant increases in interest rates while maintaining the Fund's relative resistance to a reduction in income in the event of declines in interest rates. There can be no guarantee that such hedging strategies will be successful. In addition to fluctuations due to changes in interest rates, the value of the Fund's holdings of preferred and debt securities and common stocks, and as a result, the Fund's net asset value, may also be affected by other market and credit factors, as well as by actual or anticipated changes in tax laws, such as changes in corporate income tax rates and the rules governing the availability of the DRD and the classification of dividends as QDI. Further, the exercise of call provisions on preferred or debt securities by their issuers, due to generally falling interest rates or otherwise, could result in the Fund's not realizing the benefits of (i) price appreciation in the securities above the call prices and/or (ii) stable income in the event of declining yields for preferred and debt securities. In addition, there can be no assurance that there will be sufficient liquidity of preferred securities to enable the Fund to buy or sell preferred and debt securities at prices that the Adviser believes to be suitable.



    HEDGING STRATEGY RISK. Certain of the investment techniques that the Fund may employ for hedging or, under certain circumstances, to increase income or total return will expose the Fund to risks. In addition to the hedging techniques described elsewhere, i.e., positions in Treasury Bond or Treasury Note futures contracts, use of options on these contracts, positions in interest rate swaps, options thereon ("swaptions"), and credit derivatives such investment techniques may include entering into interest rate and stock index futures contracts and options on interest rate and stock index futures contracts, purchasing and selling put and call options on securities and stock indices, purchasing and selling securities on a when-issued or delayed delivery basis, entering into repurchase agreements, lending portfolio securities and making short sales of securities "against the box." The Fund intends to company with regulations of the Securities and Exchange Commission involving "covering" or segregating assets in connection with the Fund's use of options and futures contracts.

    There are economic costs of hedging reflected in the pricing of futures, swaps, options, and swaption contracts which can be significant, particularly when long-term interest rates are substantially above short-term interest rates, as is the case at present. The desirability of moderating these hedging costs will be a factor in the Adviser's choice of hedging strategies, although costs will not be the exclusive consideration in selecting hedge instruments. In addition, the Fund may select individual investments based upon their potential for appreciation without regard to the effect on current income, in an attempt to mitigate the impact on the Fund's assets of the expected normal cost of hedging.

    There may be an imperfect correlation between changes in the value of the Fund's portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund's success in using hedge instruments is subject to the Adviser's ability to predict correctly changes in the relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance that the Adviser's judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.


    CREDIT RISK. Credit risk is the risk that an issuer of a preferred or debt security will become unable to meet its obligation to make dividend, interest and principal payments. In general, lower rated preferred or debt securities carry a greater degree of credit risk. If rating agencies lower their ratings of preferred or debt securities in the Fund's portfolio, the value of those obligations could decline, which could jeopardize the rating agencies' ratings of Fund AMPS. In addition, the underlying revenue source for a preferred or debt security may be insufficient to pay dividends, interest or principal in a timely manner. Because the primary source of income for the Fund is the dividend, interest and principal payments on the preferred or debt securities in which it invests, any default by an issuer of a preferred or debt security could have a negative impact on the Fund's ability to pay dividends on Common Shares. Even if the issuer does not actually default, adverse changes in the issuer's financial condition may negatively affect its credit rating or presumed creditworthiness. These developments would adversely affect the market value of the issuer's obligations or the value of credit derivatives if the Fund has sold credit protection.


    ILLIQUIDITY. Preferred and debt securities may be substantially less liquid than many other securities such as common stocks or Government Securities. At any particular time, a preferred or debt security may not be actively traded in the secondary market, even though it may be listed on the New York Stock Exchange or other securities exchange. Many preferred and debt securities currently outstanding are listed on the New York Stock Exchange, although secondary market transactions in preferred and debt securities are frequently effected in the over-the-counter market, even in those preferred securities that are listed. The prices of illiquid securities may be more volatile than more actively traded securities due to a variety of factors, such as there being fewer active buyers and sellers and the lower frequency of trading. The absence of a liquid secondary market may adversely affect the ability of the Fund to buy or sell its preferred and debt securities holdings at the times and prices desired and the ability of the Fund to determine its net asset value. The Fund may invest up to 20% of its total assets in illiquid securities.


    LEVERAGE RISK. The Fund's use of leverage through the issuance of AMPS creates an opportunity for increased Common Shares net income, but also creates special risks for Common Shareholders. There is no assurance that the Fund's leveraging strategy will be successful. Risks affecting the Fund's net asset value will be magnified by the issuance of AMPS. If the Fund's current net investment income and capital gains are not sufficient to meet dividend requirements on outstanding AMPS, the Fund may need to liquidate certain of its investments, thereby possibly reducing the net asset value attributable to the Common Shares. In addition, failure to meet required asset coverage requirements for AMPS or to satisfy certain guidelines established by the rating agencies may result in mandatory partial or full redemption of AMPS, which would reduce or eliminate the Fund's leverage and could also adversely affect distributions to holders of Common Shares. Such redemptions may also cause the Fund to incur additional transaction costs, including costs associated with the sale of portfolio securities.



    When the Fund is utilizing leverage, the fees paid to the Adviser and its affiliates for investment advisory services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's total managed assets (which include the liquidation preference on AMPS and the principal amount of any borrowings used for leverage). As a result, the Adviser has a financial incentive for the Fund to issue AMPS or to otherwise incur leverage, which may create a conflict of interest.


    INDUSTRY CONCENTRATION RISK. The Fund concentrates its investments in the utilities and banking industries. As a result, the Fund's investments may be subject to greater risk and market fluctuation than a fund that had securities representing a broader range of investment alternatives. Banks and utilities may be subject to such risks as changes in law, regulatory policies or accounting standards, regulatory restrictions, increased competition and general economic and political conditions. See " Investment Objectives and Policies--Concentration."

    INCOME INELIGIBLE FOR THE DRD OR CLASSIFICATION AS QDI. Investors should note that the portion of the Fund's income that qualifies for the DRD will vary, and may vary significantly. In pursuing its investment objectives, the Fund does not seek to maximize the percentage of the Fund's total assets that generate dividends qualifying for the DRD or that constitute QDI. Also, under legislation signed into law on May 28, 2003, QDI received by individuals may be subject to tax at the long-term capital gains rates applicable to individuals, which are lower than ordinary income rates. Investors should note that the amount of dividends received from the Fund that may qualify for taxation under long-term capital gains rates is initially not expected to be significant. The Fund intends to take tax benefits to shareholders into account when determining to what extent to invest in debt securities and different types of preferred securities. See "Tax Matters."

    PREFERRED SECURITIES RISK. In addition to credit risk, investment in preferred securities carries certain risks including:

    - Deferral Risk--Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. Traditional preferreds also contain provisions that allow an issuer, under certain conditions, to skip (in the case of "noncumulative" preferreds) or defer (in the case of "cumulative preferreds") dividend payments. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes even though it has not received a corresponding cash distribution.

    - Redemption Risk--Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

    - Limited Voting Rights--Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue.

    - Subordination--Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

    - Liquidity--Preferred securities may be substantially less liquid than many other securities, such as U.S. government securities, corporate debt, or common stocks.

    DEBT SECURITIES RISK. In addition to credit risk, investment in debt securities carries certain risks including:

    - Redemption Risk--Debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

    - Limited Voting Rights--Debt securities typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default.

    - Liquidity--Debt securities may be substantially less liquid than many other securities, such as U.S. government securities or common stocks.

    CREDIT DERIVATIVES RISK. In addition to credit risk, investment in credit derivatives carries certain risks including:

    - Counterparty Risk--Credit derivatives are contracts between a buyer and a seller (the counterparties) of credit protection. While credit derivatives are collateralized, there is risk that a counterparty will fail to make payments due under the terms of the contract at a time when there is insufficient collateral to compensate the Fund for the full value of the contact.

    - No Voting Rights--Credit derivatives do not provide any voting rights, although the delivery of an underlying reference obligation may provide such rights.

    - Liquidity--Credit derivatives may be substantially less liquid than many other securities, such as U.S. government securities, corporate debt, or common stocks.

    UNRATED SECURITIES. The Fund may invest in unrated securities that the Adviser determines to be of comparable quality to the rated securities in which the Fund may invest. Dealers may not maintain daily markets in unrated securities and retail secondary markets for many of them may not exist. As a result, the Fund's ability to sell these securities when the Adviser deems it to be appropriate may be diminished.

    LOWER-QUALITY PREFERRED AND DEBT SECURITIES. The Fund is permitted to invest up to 20% of its total assets in securities rated at the time of purchase below either "Baa3" by Moody's or "BBB" by S&P or deemed to be of comparable quality at the time of purchase, but at least equal to either "Ba3" or "BB" by such rating agencies, respectively. Preferred and debt securities rated "Ba" by Moody's are judged to have speculative elements; their future cannot be considered as well assured and earnings and asset protection may be very moderate. Preferred and debt securities rated "BB" by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative issues, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to inadequate capacity to meet timely payments. See Appendix A to the SAI for a general description of Moody's and S&P's ratings of preferred and debt securities.

    The Fund may have difficulty disposing of certain preferred and debt securities because the trading market for such lower-quality securities may be thinner than the market for preferred and debt securities generally. To the extent a secondary trading market for lower-quality preferred and debt securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and the Fund's ability to dispose of particular issues in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. The market behavior of preferred and debt securities in lower rating categories is often more volatile than that of higher quality securities.

    LOWER-RATED SECURITIES RISK. The Fund may invest up to 20% of its total assets in its holdings of securities rated below investment grade at the time of purchase or judged to be comparable in quality at the time of purchase. Lower-rated preferred or debt securities, or equivalent unrated securities, which are commonly known as "junk bonds," generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities, and adversely affect the ability of the issuers of those securities to repay principal, dividends and interest on those securities.

    MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

    ANTI-TAKEOVER PROVISIONS. The Fund's Articles of Incorporation and Bylaws include provisions that could have the effect of inhibiting the Fund's possible conversion to open-end status and limiting the ability of other entities or persons to acquire control of the Fund's Board of Directors. See "Certain Provisions of the Articles of Incorporation."


    CONVERSION RISK. Under the Fund's Bylaws, if at any time after the third year following the Common Shares offering, the Common Shares publicly trade for a substantial period of time at a significant discount from the Fund's then current net asset value per share, the Board of Directors of the Fund is obligated to consider taking various actions designed to reduce or eliminate the discount, including recommending to shareholders amendments to the Fund's Articles of Incorporation to convert the Fund to an open-end investment company, which would result in the redemption of AMPS then outstanding and the potential subsequent sale of Fund assets during unfavorable market conditions. In addition, the Board may consider taking actions designed to eliminate the discount whenever it deems it to be appropriate, which could result in a reduction in the asset coverage for AMPS. The Board is not required to adopt any actions with respect to the Fund's discount and may, in fact, choose not to do so.


    INFLATION RISK. Inflation risk is the risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of payments at future dates.

    DEFLATION RISK. Deflation risk is the risk that the Fund's dividends may be reduced in the future as deflation reduces interest rates in general, resulting in higher-yielding assets owned by the Fund being redeemed by their issuers.

    TAX RISK. Future changes in tax law or regulation could adversely affect the Fund and its portfolio holdings, including their valuation, which could negatively impact the Fund's shareholders and distributions they receive from the Fund. Tax changes can be given retroactive effect.

    FOREIGN SECURITY RISK. The prices of foreign securities may be affected by factors not present in U.S. markets. The value of the Fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries. Foreign securities are also subject to the risks of nationalization, expropriation or confiscatory taxation, currency blockage and adverse political changes or diplomatic developments. Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Many foreign securities may be less liquid and more volatile than U.S. securities.


    PORTFOLIO TURNOVER RISK. The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. The Fund cannot accurately predict its portfolio turnover rate, but anticipates that its annual portfolio turnover rate will not exceed 150% under normal market conditions, although it could be materially higher under certain circumstances. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and in the realization of net short-term capital gains by the Fund that, when distributed to shareholders, will reduce the asset coverage on the AMPS.



    MARKET DISRUPTION. As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. In addition, certain auction agents for auction rate preferred shares similar to the AMPS were unable to run auctions during that period. These terrorist attacks, the war in Iraq and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and financial markets. A similar disruption of the financial markets could adversely impact the Fund in general and the AMPS in particular by, for example, affecting interest rates, auctions and auction participants, such as the auction agents and broker-dealers, secondary trading, ratings, credit risk, inflation and other factors relating to securities and other investments.


                             MANAGEMENT OF THE FUND

    The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Subject always to the investment objectives and policies of the Fund and to the general supervision of the Directors, the Adviser is responsible for management of the Fund's investment portfolio. The names and business addresses of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI.

ADVISER


    Flaherty & Crumrine Incorporated serves as the Fund's investment adviser pursuant to an advisory agreement between the Fund and the Adviser (the "Advisory Agreement"). The Adviser, which was organized in 1983 and has offices at 301 E. Colorado Boulevard, Pasadena, California 91101, specializes in the management of portfolios of preferred securities, including related hedging activities, for institutional investors and had aggregate assets under management as of September 30, 2003 (which do not include the net assets of the Fund) of approximately $2.87 billion. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and also serves as an investment adviser to Preferred Income Fund Incorporated, Preferred Income Opportunity Fund Incorporated and F&C/Claymore Preferred Securities Income Fund Incorporated, closed-end investment companies investing primarily in preferred securities, which as of September 30, 2003 had approximately $2.07 billion in aggregate total net assets. In managing the day-to-day investment operations of the Fund, the Adviser relies on the expertise of its team of money management professionals, consisting of Messrs. Donald F. Crumrine, Robert M. Ettinger, Peter C. Stimes, Bradford R. Stone and R. Eric Chadwick, whose backgrounds are described in the SAI.



    Subject to the supervision and direction of the Fund's Board of Directors, the Adviser manages the Fund's portfolio in accordance with the Fund's investment objectives and policies, places orders to purchase and sell securities and employs professional portfolio managers and securities analysts who provide research services to the Fund. For its services, the Adviser is paid a fee computed and paid monthly equal to an annual rate of .575% on the first $200 million of the Fund's average weekly total managed assets, which is reduced to ..50% on the next $300 million of the Fund's average weekly total managed assets and .45% on the Fund's average weekly total managed assets above $500 million. (FOR PURPOSES OF CALCULATING SUCH FEE, THE FUND'S TOTAL MANAGED ASSETS MEANS THE TOTAL ASSETS OF THE FUND (INCLUDING ANY ASSETS ATTRIBUTABLE TO ANY PREFERRED SHARES (INCLUDING THE AMPS) THAT MAY BE OUTSTANDING OR OTHERWISE ATTRIBUTABLE TO THE USE OF LEVERAGE) MINUS THE SUM OF ACCRUED LIABILITIES (OTHER THAN DEBT, IF ANY, REPRESENTING FINANCIAL LEVERAGE). FOR PURPOSES OF DETERMINING TOTAL MANAGED ASSETS, THE LIQUIDATION PREFERENCE OF THE AMPS IS NOT TREATED AS A LIABILITY.)


    The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except liability resulting from willful misfeasance, bad faith or gross negligence on the Adviser's part in the performance of its duties or from reckless disregard of its obligations and duties under the Advisory Agreement ("disabling conduct"). The Advisory Agreement also provides that the Fund will indemnify the Adviser for any loss, claim, damage, liability or expense not resulting from disabling conduct on the part of the Adviser.

SERVICING AGENT


    Claymore Securities, Inc. (the "Servicing Agent") serves as the Fund's Servicing Agent. In this capacity, it acts as shareholder servicing agent to the Fund. Pursuant to a shareholder servicing agreement (the "Servicing Agreement"), the Servicing Agent's duties include developing and maintaining a website for the Fund; assisting in the review of materials made available to shareholders to assure compliance with applicable laws, rules and regulations; assisting in the dissemination of the Fund's net asset value, market price and discount; maintaining ongoing contact with brokers whose clients hold or may have an interest in acquiring Fund shares; replying to information requests from shareholders or prospective investors; and aiding in secondary market support for the Fund through regular communications with the Fund's New York Stock Exchange specialist and the closed-end fund analyst community. As compensation for its services, the Fund pays the Servicing Agent a fee computed and paid monthly at the annual rate of .025% on the first $200 million of the Fund's average weekly total managed assets, .10% on the next $300 million of the Fund's average weekly total managed assets and .15% on the Fund's average weekly total managed assets above $500 million. Total managed assets are computed in the same manner as described above for the Adviser's fee. Because an increased asset size and presumably larger shareholder base is expected to increase the Servicing Agent's workload, its fee is structured to increase at higher asset levels. The Servicing Agent is registered with the Securities and Exchange Commission as a broker-dealer.


ADMINISTRATOR AND COMMON SHARES TRANSFER AGENT


    PFPC, Inc. (the "Administrator") serves as the Fund's administrator. In its capacity as such, the Administrator calculates the net asset value of the Common Shares and generally assists in all aspects of the administration and operation of the Fund. Pursuant to an administration agreement between the Fund and the Administrator (the "Administration Agreement"), as compensation for the Administrator's services the Fund pays the Administrator a monthly fee at an annual rate of .10% on the first $200 million of the Fund's average weekly total managed assets, .04% on the next $300 million of the Fund's average weekly total managed assets, .03% on the next $500 million of the Fund's average weekly total managed assets and .02% on the Fund's average weekly total managed assets above $1 billion. (For purposes of calculating such fee, the Fund's total managed assets means the total assets of the Fund (including any assets attributable to any preferred shares (which include the liquidation preference on the AMPS and the principal amount of any borrowings used for leverage)) minus the sum of accrued liabilities (other than debt representing financial leverage). For purposes of determining total managed assets, the liquidation preference of the AMPS is not treated as a liability.) The Administrator also serves as the Fund's Common Shares servicing agent (transfer agent), dividend-paying agent and registrar. As compensation for the Administrator's services as such, the Fund pays the Administrator a fee computed and paid monthly at an annual rate of .02% on the first $150 million of the Fund's average weekly net assets attributable to the Common Shares, .01% on the next $350 million of the Fund's average weekly net assets attributable to the Common Shares, .005% on the next $500 million of the Fund's average weekly net assets attributable to the Common Shares and .0025% on the Fund's average weekly net assets attributable to the Common Shares above $1 billion (which for purposes of calculating such fee will be deemed to be the average weekly value of the Fund's total assets minus the sum of the Fund's liabilities (which liabilities include the aggregate liquidation preference of the Fund's outstanding AMPS) and accumulated dividends, if any, on the AMPS), plus certain out-of-pocket expenses.


DURATION AND TERMINATION; NON-EXCLUSIVE SERVICES


    The Advisory Agreement became effective on August 26, 2003 and will, unless earlier terminated as described below, remain in effect for two years and from year to year thereafter if approved annually (1) by the Board of Directors of the Fund or by the holders of a majority of the Fund's outstanding voting securities and (2) by a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Agreement terminates on its assignment by any party and may be terminated without penalty on 60 days' written notice at the option of any party or by vote of the shareholders of the Fund. Each of the Administration Agreement and the Servicing Agreement became effective on August 26, 2003 and will terminate unless approved annually by the Board of Directors of the Fund. Each of the Administration Agreement and the Servicing Agreement is terminable upon 30 days' notice by the Fund and 60 days' notice by the other party to the agreement.


    The services of the Adviser, the Administrator and the Servicing Agent are not deemed to be exclusive, and nothing in the relevant service agreements prevents any of them or their affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities.

ESTIMATED EXPENSES


    The Adviser, the Administrator and the Servicing Agent are each obligated to pay expenses associated with providing the services contemplated by the agreements to which they are parties, including compensation of and office space for their respective officers and employees connected with investment and economic research, trading and investment management and administration of the Fund. The Adviser and the Servicing Agent are each obligated to pay the fees of any Director of the Fund who is affiliated with it, except that the Fund will bear travel expenses or an appropriate portion thereof of directors, officers or employees of the Adviser and the Servicing Agent to the extent such expenses relate to attendance at meetings of the Fund's Board of Directors or any committee thereof. The Fund pays all other expenses incurred in the operation of the Fund including, among other things, advisory, servicing and administration fees, expenses for legal and independent accountants' services, costs of printing proxies, stock certificates and shareholder reports, charges of the custodian and transfer and dividend-paying agent and registrar, expenses in connection with the Dividend Reinvestment and Cash Purchase Plan, Securities and Exchange Commission fees, fees and expenses of unaffiliated Directors, membership fees in trade associations, fidelity bond coverage for the Fund's officers and employees, Directors' and officers' errors and omissions and liability insurance coverage, interest, brokerage costs and stock exchange fees, taxes, stock exchange listing fees and expenses, expenses of qualifying the Fund's shares for sale in various states, expenses in connection with auctions of outstanding AMPS, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund. The fees and expenses incident to the offering and issuance of Common Shares and the AMPS (which include certain marketing expenses of the underwriters, the Servicing Agent and the Adviser) are recorded as a reduction of capital of the Fund attributable to the Common Shares.



    On the basis of the anticipated size of the Fund immediately following the offering, the Adviser estimates that the Fund's annual operating expenses will be approximately $3.3 million. No assurance can be given, in light of the Fund's investment objectives and policies, however, that actual annual operating expenses will not be substantially more or less than this estimate.



    Offering expenses with regard to the AMPS will be payable upon the completion of the offering of the AMPS and will be charged to capital attributable to Common Shares.


ADDITIONAL COMPENSATION AGREEMENT


    In connection with the offering of the Fund's Common Shares, the Adviser agreed to pay from its own assets additional compensation to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). This additional compensation will be payable quarterly at the annual rate of .15% of the Fund's average daily total managed assets (including assets attributable to any AMPS that may be outstanding) during the continuance of the Advisory Agreement or other advisory agreement between the Adviser and the Fund. The maximum amount of this fee, plus the aggregate of (i) the amount paid by the Fund of $.0083 per share of common stock as partial expense reimbursement to the underwriters in connection with the Common Shares offering, (ii) the amount of the fee, if any, payable to Claymore Securities, Inc. pursuant to an underwriter participation agreement in connection with the Common Shares offering, (iii) the amount of the fee payable to Claymore Securities, Inc. pursuant to the Servicing Agreement and
(iv) the amount payable by the Fund to the underwriters' counsel pursuant to the purchase agreement in connection with the Common Shares offering, will not exceed 4.5% of the aggregate initial offering price of the Common Shares. Merrill Lynch has agreed to provide certain after-market support services to the Adviser designed to maintain the visibility of the Fund on an ongoing basis and to provide relevant information, studies or reports regarding the Fund and the closed-end investment company industry.



                              DESCRIPTION OF AMPS



    THE FOLLOWING IS A BRIEF DESCRIPTION OF THE TERMS OF THE AMPS. FOR A MORE COMPLETE DESCRIPTION OF THE AMPS, PLEASE REFER TO THE DETAILED DESCRIPTION OF THE AMPS IN THE ARTICLES SUPPLEMENTARY, WHICH IS ATTACHED AS APPENDIX B TO THE SAI. CERTAIN OF THE CAPITALIZED TERMS USED HEREIN ARE DEFINED IN THE
ARTICLES SUPPLEMENTARY. THIS DESCRIPTION DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO AND QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FUND'S ARTICLES OF INCORPORATION AND ARTICLES SUPPLEMENTARY. THE ARTICLES OF INCORPORATION AND ARTICLES SUPPLEMENTARY HAVE BEEN FILED AS EXHIBITS TO THE REGISTRATION STATEMENT OF WHICH THIS PROSPECTUS IS PART.


GENERAL


    Under the Articles of Incorporation, the Fund is authorized to issue up to 10,000,000 shares of preferred stock (which are generally referred to in this prospectus as "AMPS") having a par value of $0.01 per share in one or more series, with such preferences, voting powers, terms of redemption, if any, and special or relative rights or privileges (including conversion rights, if any) determined by the Board of Directors, without the approval of Common Shareholders. The AMPS are preferred shares with $.01 par value per share. The AMPS will have a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared).

    The AMPS will rank on a parity with shares of any other series of preferred shares of the Fund as to the payment of dividends and the distribution of assets upon liquidation. The AMPS carry one vote per share on all matters on which such shares are entitled to vote. The AMPS, when issued by the Fund and paid for pursuant to the terms of this prospectus, will be fully paid and non-assessable and will have no preemptive, exchange or conversion rights. Any AMPS repurchased or redeemed by the Fund will be classified as authorized and unissued preferred shares without designation as to series. The AMPS will not be subject to any sinking fund, but will be subject to mandatory redemption and optional redemption under certain circumstances described below.


DIVIDENDS AND RATE PERIODS


    GENERAL. The following is a general description of dividends and rate
periods for the AMPS. The initial rate periods for the AMPS will be      and
     days, respectively, for the Series T7 and W28 shares, and the dividend
rates for this period will be    %, and    %, respectively. Subsequent rate
periods generally will be seven days for Series T7 shares and 28 days for Series W28 shares and the dividend rates for those periods will generally be determined by auction. Further description of the auction procedures can be found below under "The Auction" and in the Articles Supplementary, which is attached as Appendix B to the SAI. The Fund, subject to certain conditions, may change the length of subsequent rate periods by designating them as special rate periods. See "--Designation of Special Rate Periods" below.



    DIVIDEND PAYMENT DATES. Dividends on AMPS will be payable when, as and if declared by the Board of Directors, out of legally available funds in accordance with the Articles of Incorporation, the Articles Supplementary and applicable law. Dividend periods generally will begin on the first business day after an auction. If dividends are payable on a day that is not a business day, then dividends will generally be payable on the next business day, or as otherwise specified in the Articles Supplementary. The Fund, at its discretion, may establish dividend payment dates in respect of any special rate period of AMPS consisting of less than 30 days, provided that such dates shall be set forth in the notice of special rate period relating to such special rate period and certain other requirements are met. Dividends on any special rate period consisting of more than 30 days will generally be payable on the first business day of each calendar month within such special rate period.



    Dividends will be paid through The Depository Trust Company ("DTC") on each dividend payment date. The dividend payment date will normally be the first business day after the dividend period ends. DTC, in accordance with its current procedures, is expected to distribute dividends received from the auction agent in same-day funds on each dividend payment date to members of DTC that will act on behalf of existing or potential holders of AMPS ("Agent Members"). These Agent Members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. Each of the current Broker-Dealers has currently indicated to the Fund that dividend payments will be available in same-day funds on each dividend payment date to customers that use a Broker-Dealer or a Broker-Dealer's designee as Agent Member.



    CALCULATION OF DIVIDEND PAYMENT. The Fund computes the dividend per share of AMPS by multiplying the applicable rate then in effect for the AMPS by a fraction. The numerator of this fraction will normally be seven for Series T7 and 28 for Series W28 (i.e., the number of days in the rate period), and the denominator will normally be 360. If the Fund has designated a special rate period, then the numerator will be the number of days in the special rate period, and the denominator will normally be 360. In either case, this rate is then multiplied by $25,000 to arrive at the dividend per share.



    Dividends on the AMPS will accumulate from the date of their original issue,
which is          , 2003. The initial dividend rate for each series is    . For
each dividend payment period after the relevant initial rate period, the dividend rate will be the dividend rate determined at auction, except as otherwise provided in the Articles Supplementary. The dividend rate that results from an auction will not be greater than the applicable maximum rate described below.



    The applicable maximum rate for any rate period will be the greater of
(i) the applicable percentage (set forth in the table below) of the applicable reference rate on such date and (ii) the applicable spread (as set forth in the table below) plus the applicable reference rate on such date. The applicable percentage and the applicable spread shall each be determined based on the lower of the credit ratings assigned to the AMPS by Moody's or Fitch on the auction date for such period. If Moody's or Fitch or both shall not make such ratings available, the rate shall be determined by reference to equivalent ratings issued by a substitute rating agency. The reference rate will be the applicable "AA" Financial Composite Commercial Paper Rate (for a rate period of fewer than 184 days) or the Treasury Index Rate (as defined below) (for a rate period of 184 days or more).


                        APPLICABLE PERCENTAGE PAYMENT TABLE


            CREDIT RATINGS
--------------------------------------
      MOODY'S               FITCH       APPLICABLE PERCENTAGE  APPLICABLE SPREAD
--------------------   ---------------  ---------------------  -----------------
  "Aa3" or higher      AA - or higher           175%                 2.50%
    "A3" to "A1"          A - to A+             225%                 3.00%
  "Baa3" to "Baa1"      BBB - to BBB+           275%                 3.50%
    Below "Baa3"         Below BBB -            325%                 4.00%



    The "'AA' Financial Composite Commercial Paper Rate" is the rate on commercial paper issued by corporations whose bonds are rated AA by S&P as made available by the Federal Reserve Bank of New York or, if such rate is not made available by the Federal Reserve Bank of New York, the arithmetical average of such rates as quoted to the auction agent by certain commercial paper dealers designated by the Fund.



    The "Treasury Index Rate" is the average yield to maturity for certain U.S. Treasury securities having substantially the same length to maturity as the applicable dividend period for the AMPS. For a more detailed description, please see the Articles Supplementary.


    Prior to 12:00 noon, New York City time, on each dividend payment date, the Fund is required to deposit with the auction agent sufficient funds for the payment of declared dividends. As specified in the Articles Supplementary, auctions will generally not be held if the Fund fails to make such deposit. In such a situation, dividends for the next dividend period would normally be paid at a higher default rate, as provided in the Articles Supplementary. The Fund does not intend to establish any reserves for the payment of dividends.


    The Board of Directors may amend the applicable maximum rate to increase the percentage amount by which the reference rate described above is multiplied to determine the applicable maximum rate shown without the vote or consent of the holders of AMPS or any other shareholder of the Fund, but only with confirmation from each rating agency then rating the AMPS that such action will not impair such agency's then-current rating of the AMPS, and after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund could meet the AMPS Basic Maintenance Amount test discussed below under "--Rating Agency Guidelines and Asset Coverage."



    RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. Except as provided below, while the AMPS are outstanding, the Fund generally may not declare, pay or set apart for payment, any dividend or other distribution in respect of its Common Shares (other than in additional Common Shares or rights to purchase Common Shares or other shares ranking junior to the AMPS as to the payment of dividends and the distribution of assets upon liquidation). In addition, the Fund generally may not call for redemption, redeem or purchase any of its Common Shares (except by conversion into or exchange for shares of the Fund ranking junior to the AMPS as to the payment of dividends and the distribution of assets on liquidation). However, the Fund is not confined by the above restrictions if:



    -  immediately after such dividend declaration or payment transaction,
       (i) the discounted value of the Fund's portfolio (i.e., the aggregate value of the Fund's portfolio according to criteria set forth by each rating agency then rating the AMPS) would be equal to or greater than the AMPS Basic Maintenance Amount (as defined below) and (ii) the 1940 Act AMPS Asset Coverage would be satisfied (see "--Rating Agency Guidelines and Asset Coverage" below);



    - full cumulative dividends on the AMPS due on or prior to the Fund's most recently ended dividend period have been paid or have been declared and sufficient funds for the payment thereof deposited with the auction agent; and



    - the Fund has redeemed the full number of AMPS required to be redeemed by any provision for mandatory redemption.



    The Fund generally will not declare, pay or set apart for payment any dividend on any class or series of shares of the Fund ranking, as to the payment of dividends, on a parity with the AMPS unless the Fund has declared and paid the lesser of full cumulative dividends or the same proportionate share of dividends on the AMPS through the most recent dividend payment date. When the Fund has not paid dividends in full upon the AMPS through the most recent dividend payment date or upon any class or series of shares of the Fund ranking, as to the payment of dividends, on a parity with the AMPS through their most recent respective dividend payment dates, the amount of dividends declared per share on the AMPS and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on the AMPS and such other class or series of shares bear to each other.



    DESIGNATION OF SPECIAL RATE PERIODS. The Fund may, in certain situations, in consultation with the lead Broker-Dealer designated by the Fund (initially Merrill Lynch), declare a special rate period on the AMPS. To declare a special rate period, the Fund will give notice (a "notice of special rate period") to the auction agent and to each Broker-Dealer. The notice of special rate period will state the length of the special rate period, which may not be greater than five years. The Fund may not designate a special rate period unless sufficient clearing bids for the AMPS were made in the most recent auction. In addition, full cumulative dividends and any amounts due with respect to mandatory redemptions or optional redemptions must be paid in full or deposited with the auction agent. The Fund also must have received confirmation from Moody's and Fitch or any substitute rating agency that the proposed special rate period will not impair such agency's then-current rating of the AMPS and the lead Broker-Dealer designated by the Fund must not have objected to the declaration of a special rate period. The Fund may provide that, in order to redeem AMPS at the Fund's option during a special rate period, the Fund must pay to holders of the AMPS a "redemption premium" in addition to the redemption price per share of $25,000 plus an amount equal to the accumulated but unpaid dividends. A notice of special rate period will specify whether the AMPS will be subject to optional redemption during such special rate period and, if so, the redemption premium, if any, required to be paid by the Fund in connection with such optional redemption.



    The Fund's declaration of a special rate period may affect the liquidity of your investment. A special rate period would be longer than a regular rate period, and you would be unable to sell AMPS in an auction for a corresponding longer period of time. If you sell your AMPS between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen. The risks described in this paragraph will become greater as the length of the special rate period increases.

VOTING RIGHTS


    Except as otherwise described in this prospectus and in the SAI or as otherwise set forth in the Articles of Incorporation or the Articles Supplementary or required by law, holders of AMPS will have equal voting rights with Common Shareholders and holders of any other preferred shares of the Fund (each class having one vote per share) and will vote together with Common Shareholders and any other preferred shares as a single class.



    Holders of outstanding preferred shares of the Fund, including AMPS, voting as a separate class, are entitled to elect two of the Fund's Directors. The remaining Directors are elected by Common Shareholders and holders of preferred shares, including the AMPS, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on any outstanding preferred shares of the Fund, including AMPS, are due and unpaid in an amount equal to two full years of dividends, and sufficient cash or specified securities have not been deposited with the auction agent for the payment of such dividends, the sole remedy of holders of the outstanding preferred shares of the Fund is that the number of Directors will be automatically increased by the smallest number that, when added to the two Directors elected exclusively by the holders of preferred shares as described above, would constitute a majority of the Directors. The holders of preferred shares of the Fund will be entitled to elect such Directors at a special meeting of holders of preferred shares held as soon as practicable after the occurrence of such event and at all subsequent meetings at which Directors are to be elected. The terms of office of the persons who are Directors at the time of that election will continue unless the election of additional Directors by the holders of preferred stock would cause the number of Directors to exceed 12. In this case, the terms of office of a number of Directors elected by holders of Common Shares and preferred stock, voting as a single class, will terminate so that the number of remaining Directors and the number of additional Directors does not exceed 12. If the Fund thereafter pays in full (or otherwise provides for) all dividends payable on all outstanding preferred shares of the Fund, the special voting rights stated above will cease and the terms of office of the additional Directors elected by the holders of the preferred shares will automatically terminate.



    Unless a higher percentage is provided for under the Articles of Incorporation or the Articles Supplementary or applicable law, the Fund will not, without the affirmative vote or consent of the holders of at least a majority (as defined in the 1940 Act) of the AMPS outstanding at the time (voting together as a separate class), except as noted below:



    (a) authorize, create or issue any class or series of shares ranking prior to or on a parity with the AMPS with respect to payment of dividends or the distribution of assets on liquidation, or authorize, create or issue additional AMPS, unless, in each case, the Fund obtains written confirmation from Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS), or any other rating agency then rating the AMPS, that such authorization, creation or issuance would not impair the rating then assigned by such rating agency to the AMPS, in which case the vote or consent of the holders of the AMPS is not required;



    (b) amend, alter or repeal the provisions of the Articles Supplementary if such amendment, alteration or repeal would affect adversely the preferences, rights or powers expressly set forth in the Articles of Incorporation or the Articles Supplementary of holders of the AMPS, unless, in each case, the Fund obtains written confirmation from Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS), or any other rating agency then rating the AMPS, that such amendment, alteration or repeal would not impair the rating then assigned by such rating agency to the AMPS, in which case the vote or consent of the holders of the AMPS is not required; or


    (c) authorize the Fund's conversion from a closed-end to an open-end investment company.


    For purposes of the foregoing, no matter shall be deemed adversely to affect any preference, right or power of a holder of AMPS unless such matter
(i) adversely alters or abolishes any preferential right of the AMPS;
(ii) creates, adversely alters or abolishes any right in respect of redemption of such shares; or (iii) creates or adversely alters (other than to abolish) any restriction on transfer applicable to such shares. The vote of holders of any AMPS described in this paragraph will in each case be in addition to a separate vote of the requisite percentage, if any, of Common Shares and/or preferred shares necessary to authorize the action in question.



    Unless a higher percentage is provided for under the Articles of Incorporation or the Articles Supplementary or applicable law, the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of preferred stock of any series, including the AMPS, voting separately from any other series, will be required with respect to any matter that materially and adversely affects the rights, preferences or powers of that series in a manner different from that of other series or classes of the Fund's shares of capital stock. For purposes of the foregoing, no matter shall be deemed to adversely affect any rights, preference or power unless such matter
(i) adversely alters or abolishes any preferential right of such series;
(ii) creates, adversely alters or abolishes any right in respect of redemption of such series; or (iii) creates or adversely alters (other than to abolish) any restriction on transfer applicable to such series. The vote of holders of any series of preferred stock or AMPS described in this paragraph will in each case be in addition to a separate vote of the requisite percentage, if any, of Common Shares and/or preferred shares necessary to authorize the action in question.



    Unless a higher percentage is provided for under the Articles of Incorporation or the Articles Supplementary or applicable law, the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the outstanding AMPS, voting together as a single class, will be required to approve any plan of reorganization (including any plan of reorganization arising out of bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's investment restrictions designated as fundamental under "Fundamental Investment Restrictions" in the SAI and changes in the Fund's subclassification as a closed-end investment company. In addition,
(1) the Fund's investment objective, (2) the Fund's status as a diversified investment company and (3) the Fund's policy of not making any investments for the purpose of exercising control or management of any company may not be changed except through an amendment to the Fund's charter. Any such amendment would require the vote of 80% of the votes entitled to be cast by the holders of the Fund's Common Shares and preferred stock (including the AMPS), voting as a single class, and of at least 80% of the votes of the preferred stock (including the AMPS) entitled to be cast by stockholders, voting as a separate class. To the extent permitted by applicable law, no vote of Common Shareholders, either separately or together with holders of preferred shares as a single class, is necessary to take the actions contemplated by (a) and (b) above.



    The foregoing voting provisions will not apply with respect to AMPS if, at or prior to the time when a vote is required, such shares have been
(i) redeemed or (ii) called for redemption and sufficient funds have been deposited in trust to effect such redemption.



    If a series of preferred shares other than the AMPS is issued in the future, it is anticipated that such series would have voting rights comparable to those described above.

RATING AGENCY GUIDELINES AND ASSET COVERAGE


    In connection with the Fund's receipt of a rating of "Aaa" from Moody's and a rating of "AAA" from Fitch with respect to the AMPS, the Fund is required to maintain assets having in the aggregate a discounted value at least equal to the AMPS Basic Maintenance Amount. The AMPS Basic Maintenance Amount includes the sum of (a) the aggregate liquidation preference of any preferred shares then outstanding (including the AMPS) and (b) certain accrued and projected payment obligations of the Fund, including without limitation certain accrued and projected dividends on any preferred shares then outstanding (including the AMPS).



    Moody's and Fitch have each established separate guidelines for calculating discounted value. These guidelines specify discount factors that the Fund must apply to various types of securities in its portfolio for purposes of calculating whether the discounted value of the Fund's assets equals the AMPS Basic Maintenance Amount (with the level of discount generally becoming greater as the credit quality of a security becomes lower). In addition, under the guidelines, certain types of securities (including securities in which the Fund may otherwise invest) are not eligible for inclusion in the calculation of the discounted value of the Fund's portfolio. Such ineligible securities include, for example, certain lower-rated preferred and debt securities. The Fund may invest in such securities to the extent appropriate guidelines are met. The rating agency guidelines for calculating discounted value do not impose any limitations on the percentage of the Fund's assets that may be invested in ineligible assets, and the amount of ineligible assets included in the Fund's portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio.



    In addition, the Fund is required by the 1940 Act, as well as by the rating agency guidelines, to maintain asset coverage of at least 200% with respect to senior securities that are equity securities, including the AMPS ("1940 Act AMPS Asset Coverage"). The Fund's 1940 Act AMPS Asset Coverage is tested as of the last business day of each month in which any senior equity securities are outstanding. The minimum required 1940 Act AMPS Asset Coverage amount of 200% may be increased or decreased if the 1940 Act is amended. Based on the composition of the portfolio of the Fund and market conditions as of September 30, 2003, the 1940 Act AMPS Asset Coverage with respect to all of the Fund's preferred shares, assuming the issuance on that date of all AMPS offered hereby, and taking into account the proceeds of 275,000 additional shares of Common Stock offered pursuant to the underwriters' overallotment option on October 15, 2003, and giving effect to the deduction of the related offering costs and sales load estimated at $1,660,880, would have been computed as follows:



        Value of Fund assets less liabilities
          not constituting senior securities               $ 365,656,610
                                                      =                     =    285%
      -----------------------------------------              -----------

     Senior securities representing indebtedness            $128,500,000
    plus liquidation value of the preferred shares



    In the event the Fund does not timely cure a failure to maintain (a) a discounted value of the eligible assets in its portfolio equal to the AMPS Basic Maintenance Amount or (b) the 1940 Act AMPS Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the AMPS, the Fund will be required to redeem AMPS as described under "-- Redemption--Mandatory Redemption" below.


    In addition to the requirements described above, the rating agency guidelines impose restrictions on the Fund's use of certain financial instruments or investment techniques that the Fund might otherwise utilize. For example, the guidelines limit the use of certain hedging transactions such as futures contracts and options. The guidelines also limit the use of certain other investment techniques, including borrowing of money, short sales, loans of portfolio securities, and reverse repurchase agreements. For a complete description of such restrictions, see the Articles Supplementary, which is attached as Appendix B to the SAI.


    The Fund may, but is not required to, adopt any modifications to the guidelines that may be established by Moody's or Fitch. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the AMPS may, at any time, change or withdraw any such rating. The Directors may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions that have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from Moody's and/ or Fitch, as the case may be, that any such amendment, alteration or repeal would not impair the rating then assigned by such rating agency to the AMPS.



    As recently described by Moody's and Fitch, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The rating on the AMPS is not a recommendation to purchase, hold or sell those shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of AMPS will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to Moody's and Fitch by the Fund and the Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Fund's Common Shares have not been rated by a nationally recognized statistical rating organization.



    A rating agency's guidelines will apply to the AMPS only so long as the rating agency is rating the shares. The Fund will pay certain fees to Moody's and Fitch for rating the AMPS. A more detailed description of how Moody's and Fitch calculate discounted value and the other limitations imposed by the rating agencies is contained in the Articles Supplementary, which is attached as Appendix B to the SAI.


LIQUIDATION


    Subject to the rights of holders of any series or class or classes of shares ranking on a parity with AMPS with respect to the distribution of assets upon liquidation of the Fund, upon a liquidation of the Fund (whether voluntary or involuntary), the holders of AMPS then outstanding will be entitled to receive and to be paid, out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution will be made on the Common Shares or any other class of shares of the Fund ranking junior to the AMPS, an amount equal to the liquidation preference with respect to such AMPS ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared by the Fund, but excluding any interest thereon) accumulated but unpaid to (but not including) the date of final distribution in same-day funds in connection with the liquidation of the Fund. If such assets of the Fund are insufficient to make the full liquidation payment on the outstanding AMPS, no distribution shall be made on any shares of any other class or series of preferred shares ranking on a parity with the AMPS with respect to the distribution of assets upon such liquidation unless proportionate distributive amounts shall be paid on the AMPS, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such liquidation. After the payment to the holders of AMPS of the full preferential amounts provided for as described herein, the holders of AMPS as such will have no right or claim to any of the remaining assets of the Fund.


    For purposes of the foregoing paragraph, a liquidation of the Fund does not include:

    - the sale of all or any portion of the property or business of the Fund;

    - the merger or consolidation of the Fund into or with any corporation, business trust or other entity; or

    - the merger or consolidation of any corporation, business trust or other entity into or with the Fund.

REDEMPTION


    MANDATORY REDEMPTION. The Fund is required to maintain (a) a discounted value of eligible portfolio securities equal to the AMPS Basic Maintenance Amount and (b) the 1940 Act AMPS Asset Coverage. Eligible portfolio securities for the purposes of (a) above will be determined from time to time by the rating agencies then rating the AMPS. If the Fund fails to maintain such asset coverage amounts and does not timely cure such failure in accordance with the requirements of the Articles Supplementary, the Fund must redeem all or a portion of the AMPS. This mandatory redemption will take place on a date that the Directors specify out of legally available funds in accordance with the Articles of Incorporation, the Articles Supplementary and applicable law, at the redemption price of $25,000 per share, plus accumulated but unpaid dividends (whether or not earned or declared but excluding any interest thereon) to (but not including) the date fixed for redemption. In determining the number of AMPS required to be redeemed in accordance with the foregoing, the Fund will allocate the number of shares required to be redeemed to satisfy the AMPS Basic Maintenance Amount or the 1940 Act AMPS Asset Coverage, as the case may be, pro rata among the AMPS and any other preferred shares of the Fund subject to redemption or retirement. The mandatory redemption will be limited to the number of AMPS and any other preferred shares necessary to restore the required discounted value or the 1940 Act AMPS Asset Coverage, as the case may be.



    OPTIONAL REDEMPTION. The Fund, at its option, may redeem the AMPS, in whole or in part, out of legally available funds. Any optional redemption will occur on any dividend payment date at the optional redemption price per share of $25,000, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared but excluding any interest thereon) to (but not including) the date fixed for redemption, plus the premium, if any, specified in a special redemption provision. No AMPS may be redeemed if the redemption would cause the Fund to violate the 1940 Act. The Fund has the authority to redeem the AMPS for any reason and may redeem all or part of the outstanding AMPS if it anticipates that the Fund's leveraged capital structure will result in a lower rate of return to Common Shareholders for any significant period of time than that obtainable if the Common Shares were unleveraged. The Fund may exercise such redemption option as to some or all of the AMPS, subject to certain limitations. The optional redemption of AMPS will, if less than all the AMPS are redeemed, be made on a pro rata basis.



    The Fund will not make any optional redemption unless (i) the Fund has available certain deposit securities with maturities or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of the AMPS by reason of the redemption of the AMPS on such date fixed for the redemption and (ii) the Fund has eligible assets with an aggregate discounted value at least equal to the AMPS Basic Maintenance Amount (both before and after giving effect to such redemption).



    Notwithstanding the foregoing, if unpaid dividends exist with respect to the AMPS (whether or not earned or declared), no AMPS shall be redeemed (by either mandatory redemption or optional redemption) unless all outstanding AMPS are simultaneously redeemed; provided, however, that this limitation will not apply to an otherwise lawful purchase or exchange offer made on the same terms to the holders of all outstanding AMPS.

    Although the AMPS are subject to redemption under certain circumstances as described above and under "--Mandatory Redemption," unlike the shares of an open-end mutual fund, the AMPS may not be redeemed at a shareholder's option.


                                  THE AUCTION
GENERAL


    Under the Articles Supplementary, the applicable rate for the AMPS for each rate period after the initial rate period will generally be the rate that results from an auction conducted as set forth in the Articles Supplementary and summarized below. In such an auction, persons determine to hold or offer to sell AMPS regardless of the rate set by the auction or offer to purchase or sell AMPS based on specific dividend rates bid by them. See the Articles Supplementary, which is attached as Appendix B of the SAI, for a more complete description of the auction process.



    AUCTION AGENCY AGREEMENT. The Fund will enter into an auction agency agreement with the auction agent (currently, Wilmington Trust Company) which provides, among other things, that the auction agent will follow the auction procedures set forth in the Articles Supplementary to determine the applicable rate for the AMPS so long as the applicable rate for the AMPS is to be based on the results of an auction.


    The auction agent may terminate the auction agency agreement upon notice to the Fund no earlier than 60 days after such notice. If the auction agent should resign, the Fund will use its best efforts to appoint another qualified institution to act as auction agent. The Fund may remove the auction agent provided that prior to such removal the Fund has entered into an agreement with a successor auction agent to perform substantially similar services.


    BROKER-DEALER AGREEMENTS. Each auction requires the participation of one or more Broker-Dealers. The auction agent will enter into agreements with one or more Broker-Dealers selected by the Fund that provide for the participation of those Broker-Dealers in auctions for AMPS ("Broker-Dealer Agreements").



    The auction agent will pay to each Broker-Dealer after each auction, from funds provided by the Fund, a service charge that will generally be at the annual rate of 1/4 of 1% of the stated value ($25,000 per share) of the AMPS held by a Broker-Dealer's customers upon settlement in an auction.



    The Fund may request the auction agent to terminate one or more Broker-Dealer Agreements at any time upon five days' notice, provided that at least one Broker-Dealer Agreement is in effect after such termination. A Broker-Dealer or the auction agent may terminate a Broker-Dealer Agreement at any time upon five days' written notice, subject to certain conditions. Each Broker-Dealer Agreement shall automatically terminate upon the redemption of all outstanding AMPS or upon termination of the auction agency agreement.


AUCTION PROCEDURES


    Prior to the submission deadline on each auction date for the AMPS, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the auction agent) as a beneficial owner of AMPS may submit the following types of orders with respect to AMPS to that Broker-Dealer:



    1. Hold Order--indicating its desire to hold AMPS without regard to the applicable rate for the next rate period.

    2. Bid--indicating its desire to purchase or hold the indicated number of AMPS at $25,000 per share if the applicable rate for the next rate period is not less than the rate specified in the bid. A bid order by an existing holder will be deemed an irrevocable offer to sell AMPS at $25,000 per share if the applicable rate for the next rate period is less than the rate specified in the bid.



    3. Sell Order--indicating its desire to sell AMPS at $25,000 per share without regard to the applicable rate for the next rate period.



    A beneficial owner of AMPS may submit different types of orders to its Broker-Dealer with respect to different AMPS then held by the beneficial owner. A beneficial owner that submits a bid to its Broker-Dealer having a rate higher than the applicable maximum rate on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A beneficial owner that fails to submit an order to its Broker-Dealer will ordinarily be deemed to have submitted a hold order to its Broker-Dealer. However, if a beneficial owner fails to submit an order for some or all of its shares to its Broker-Dealer for an auction relating to a rate period of more than 91 days, such beneficial owner will be deemed to have submitted a sell order for such shares to its Broker-Dealer. A sell order constitutes an irrevocable offer to sell the AMPS subject to the sell order. A beneficial owner that offers to become the beneficial owner of additional AMPS is, for the purposes of such offer, a potential holder as discussed below.



    A potential holder is either a customer of a Broker-Dealer that is not a beneficial owner of AMPS but that wishes to purchase AMPS or a beneficial owner that wishes to purchase additional AMPS. A potential holder may submit bids to its Broker-Dealer in which it offers to purchase AMPS at $25,000 per share if the applicable rate for the next rate period is not less than the rate specified in such bid. A bid placed by a potential holder specifying a rate higher than the applicable maximum rate on the auction date will not be accepted.



    The Broker-Dealers in turn will submit the orders of their respective customers who are beneficial owners and potential holders to the auction agent. Unless otherwise permitted by the Fund, the Broker-Dealers will designate themselves as existing holders of shares subject to orders submitted or deemed submitted to them by beneficial owners. They will also designate themselves as potential holders of shares subject to orders submitted to them by potential holders. However, neither the Fund nor the auction agent will be responsible for a Broker-Dealer's failure to comply with these procedures. Any order placed with the auction agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a beneficial owner or potential holder. Similarly, any failure by a Broker-Dealer to submit to the auction agent an order for any AMPS held by it or customers who are beneficial owners will be treated as a beneficial owner's failure to submit to its Broker-Dealer an order in respect of AMPS held by it. A Broker-Dealer may also submit orders to the auction agent for its own account as an existing holder or potential holder, provided that it is not an affiliate of the Fund.



    There are sufficient clearing bids in an auction if the number of AMPS subject to bids submitted or deemed submitted to the auction agent by Broker-Dealers for potential holders with rates equal to or lower than the applicable maximum rate is at least equal to the sum of the number of AMPS subject to sell orders submitted or deemed submitted to the auction agent by Broker-Dealers for existing holders and the number of AMPS subject to bids specifying rates higher than the applicable maximum rate submitted or deemed submitted to the auction agent by Broker-Dealers for existing holders. If there are sufficient clearing bids, the applicable rate for the AMPS for the next succeeding rate period thereof will be the lowest rate specified in the submitted bids that, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of existing holders and potential holders, would result in such existing holders and potential holders owning the AMPS available for purchase in the auction.

    If there are not sufficient clearing bids, the applicable rate for the next rate period will be the applicable maximum rate on the auction date. If the Fund has declared a special rate period and there are not sufficient clearing bids, the election of a special rate period will not be effective and the applicable rate for the next rate period will be the maximum rate. If there are not sufficient clearing bids, beneficial owners of AMPS that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares subject to such sell orders. If all of the outstanding AMPS are the subject of submitted hold orders, then the rate period following the auction will automatically be the same length as the preceding rate period and the applicable rate for the next rate period will be 80% of the reference rate (i.e. 80% of the applicable "AA" Financial Composite Commercial Paper Rate (for a rate period of fewer than 184 days) or Treasury Index Rate (for a rate period of 184 days or more).



    The auction procedures include a pro rata allocation of shares for purchase and sale, which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of AMPS that is different from the number of shares specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.


    Settlement of purchases and sales will be made on the next business day (which is also a dividend payment date) after the auction date through DTC. Purchasers will make payment through their Agent Members in same-day funds to DTC against delivery to their respective Agent Members. DTC will make payment to the sellers' Agent Members in accordance with DTC's normal procedures, which currently provide for payment against delivery by their Agent Members in same-day funds.


    The auctions for Series T7 AMPS will normally be held every seven days (normally every Tuesday) and those for Series W28 AMPS will normally be held every 28 days (normally a Wednesday) and each subsequent rate period will normally begin on the following business day (normally the following Wednesday in the case of Series T7 and normally a Thursday in the case of Series W28).



    The first auction for Series T7 will be held         , 2003, and for Series
W28,         , 2003, in each case the business day preceding the dividend payment date for the initial dividend period. Thereafter, except during special rate periods, auctions for the Series T7 AMPS normally will be held every seven days thereafter and auctions for the Series W28 AMPS normally will be held every 28 days thereafter, and each subsequent dividend period for a Series of AMPS normally will begin on the business day following the relevant auction date.



    If an auction date is not a business day because the New York Stock Exchange is closed for more than three consecutive calendar days (excluding Saturdays and Sundays and previously announced New York Stock Exchange holidays) due to an act of God, natural disaster, extreme weather, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or if the auction agent is not able to conduct an auction in accordance with the auction procedures for any such reason, then the dividend rate for the next dividend period will be the dividend rate determined on the previous auction date. However, if an auction date is not a business day because the New York Stock Exchange is closed for business for three or fewer than three consecutive calendar days (excluding Saturdays and Sundays and previously announced New York Stock Exchange holidays) due to an act of God, natural disaster, extreme weather, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or if the auction agent is not able to conduct an auction in accordance with the auction procedures for any such reason, then the applicable rate for the next dividend period shall be the applicable rate determined by auction on the first business day following such auction date. In the event that either of the events in the two preceding sentences is applicable for a series of AMPS, each beneficial owner or existing holder, as the case may be, of such series of AMPS will hold all of the AMPS of such series held by such beneficial owner or existing holder until the next auction date for such series of AMPS (unless the beneficial owner or existing holder, as the case may be, of such series of AMPS sells his or her AMPS outside of an auction in a secondary trading market).



    If a dividend payment date is not a business day because the New York Stock Exchange is closed for business for more than three consecutive calendar days due to an act of God, natural disaster, extreme weather, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or if the dividend payable on such date cannot be paid for any such reason then:


    - the dividend payment date for the affected dividend period will be the next business day on which the Fund and the auction agent can pay the dividend using commercially reasonable best efforts;

    - the affected dividend period will end on the day it otherwise would have ended; and

    - the next dividend period will begin and end on the dates on which it otherwise would have begun and ended.


    The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding AMPS and three current holders. The three current holders and three potential holders submit orders through broker-dealers at the auction:


Current Holder A........................  Owns 500 shares, wants to sell all 500    Bid order of 2.1% rate for all 500
                                          shares if auction rate is less than 2.1%  shares
Current Holder B........................  Owns 300 shares, wants to hold            Hold order -- will take the auction rate
Current Holder C........................  Owns 200 shares, wants to sell all 200    Bid order of 1.9% rate for all 200
                                          shares if auction rate is less than 1.9%  shares
Potential Holder D......................  Wants to buy 300 shares if auction rate   Places order to buy 300 shares at or
                                          is 2.0% or greater                        above 2.0%
Potential Holder E......................  Wants to buy 500 shares if auction rate   Places order to buy 500 shares at or
                                          is 1.9% or greater                        above 1.9%
Potential Holder F......................  Wants to buy 400 shares if auction rate   Places order to buy 400 shares at or
                                          is 2.1% or greater                        above 2.1%


    The lowest dividend rate that will result in all 1,000 AMPS continuing to be held is 1.9%. Therefore, the dividend rate will be 1.9%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A's dividend rate bid was higher than the dividend rate. Potential holder E will buy 500 shares because its bid rate was at or below the dividend rate. Potential holders D and F will not buy any shares because their bid rates were above the dividend rate.



    The dividend rates used in the example above are hypothetical, and are not necessarily indicative of the rates that may be payable on the AMPS at any time. For further description of the auction procedures, please see the Articles Supplementary, which is attached as Appendix B to the SAI.



SECONDARY MARKET TRADING AND TRANSFER OF AMPS



    The underwriters are not required to make a market in the AMPS. The Broker-Dealers (including the underwriters) may maintain a secondary trading market for the AMPS outside of auctions, but they are not required to do so. There can be no assurance that a secondary trading market for AMPS will develop or, if it does develop, that it will provide holders of AMPS with liquidity of investment. The AMPS will not be listed on any stock exchange or on the NASDAQ market. Investors who purchase AMPS in an auction (particularly if the Fund has declared a special rate period) should note that, because the dividend rate on such shares will be fixed for the length of that dividend period, the value of such shares may fluctuate in response to the changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction thereof, depending on market conditions.



    You may sell, transfer, or otherwise dispose of AMPS only in whole shares and only:


    - pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures;

    -  to a Broker-Dealer; or


    - to such other persons as may be permitted by the Fund; provided, however, that (x) if you hold your AMPS in the name of a Broker-Dealer, a sale or transfer of your AMPS to that Broker-Dealer, or to another customer of that Broker-Dealer, will not be considered a sale or transfer for purposes of the foregoing limitation if that Broker-Dealer remains the existing holder of the AMPS immediately after the transaction; and (y) in the case of all transfers, other than through an auction, the Broker-Dealer (or other person, if the Fund permits) receiving the transfer will advise the auction agent of the transfer.


                                NET ASSET VALUE


    The net asset value of the Fund's Common Shares is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m., New York time, on the last day on which the New York Stock Exchange is open for trading of each week and month and at such other times as the Board shall determine. It is determined by dividing the value of the Fund's net assets attributable to common shares by the number of Common Shares outstanding. The value of the Fund's net assets attributable to Common Shares is deemed to equal the value of the Fund's total assets less (i) the Fund's liabilities, (ii) the aggregate liquidation value of the outstanding AMPS and (iii) accumulated and unpaid dividends on the outstanding AMPS.


    Securities listed on a national securities exchange are valued on the basis of the last sale on such exchange on the day of valuation, except as described hereafter. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price on the day of valuation or, if there is no official closing price, at the last sale price. In the absence of sales of listed securities and with respect to
(a) securities for which the most recent sale prices are not deemed to represent fair market value and (b) unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices when quoted prices for investments are readily available. Investments in over-the-counter derivative instruments, such as interest rate swaps, options thereon ("swaptions"), and credit derivatives are valued at the prices obtained from the broker/dealer or bank that is the counterparty to such instrument, provided that such valuation is compared with a valuation obtained from one or more broker/dealers or banks that are not counterparties to the particular derivative instrument ("reference firms"). Reference firm valuations will be utilized if they vary from the counterparty valuation by a material amount. Investments for which market quotations are not readily available or for which management determines that the prices are not reflective of current market conditions are valued at fair value as determined in good faith by or under the direction of the Board of Directors, including reference to valuations of other securities which are comparable in quality, maturity and type. Investments in money market instruments, which mature in 60 days or less, are valued at amortized cost. Investments in money market funds are valued at their net asset value.

                        DESCRIPTION OF CAPITAL STRUCTURE

    The Fund is a corporation organized under the laws of the State of Maryland.


    The Fund is authorized to issue up to 250,000,000 shares of capital stock, of which 240,000,000 are classified as Common Shares, par value $.01 per share. The Board of Directors is authorized to amend the Articles to increase or decrease the aggregate number of shares of stock of the Fund or the number of shares of stock of any class or series that the Fund has authority to issue. All Common Shares have equal non-cumulative voting rights and equal rights with respect to dividends and distribution of assets upon liquidation. Common Shares are fully paid and non-assessable when issued and have no preemptive, conversion or exchange rights.



    The Articles of Incorporation authorize the issuance of up to 10,000,000 shares of preferred stock having a par value of $.01 per share in one or more series, with rights as determined by the Board of Directors, without the approval of the Common Shareholders. Common Shareholders have no preemptive right to purchase any shares of preferred stock that might be issued by the Fund. (The Directors have authorized 2,570 Series T7 and 2,570 Series W28 shares.)



    For a description of the AMPS, see "Description of AMPS ."



    The following table shows the number of (i) shares authorized and
(ii) shares outstanding for each class of authorized securities of the Fund as of October 17, 2003.



                                                          NUMBER HELD BY
                                                        OR FOR THE ACCOUNT    NUMBER
TITLE OF CLASS                       NUMBER AUTHORIZED     OF THE FUND      OUTSTANDING
--------------                       -----------------  ------------------  -----------
Common Shares......................     240,000,000             0            9,679,198
Series T7 AMPS.....................          2,570*             0                    0
Series W28 AMPS....................          2,570*             0                    0


-------------------


  * Assumes authorization of 5,140 AMPS by the Board of Directors prior to the issuance of the AMPS.

    Common Shareholders are entitled to share equally in dividends declared by the Board of Directors payable to Common Shareholders and in the net assets of the Fund available for distribution to Common Shareholders after payment of the preferential amounts payable to holders of any outstanding preferred shares, including the AMPS. Neither Common Shareholders nor holders of AMPS have conversion rights or the right to cause the Fund to redeem their shares. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Directors may distribute the remaining assets of the Fund among the Common Shareholders.


    Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan, all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by the Administrator as agent for the Common Shareholders, unless the Common Shareholder elects to receive cash. The Fund and the Administrator reserve the right to amend or terminate the Dividend Reinvestment and Cash Purchase Plan.


    Common Shareholders will vote with the holders of the AMPS and any other outstanding preferred shares on each matter submitted to a vote of Common Shareholders, except as described under "Description of AMPS--Voting Rights" and except as otherwise required by the Articles of Incorporation, the Articles Supplementary or applicable law.

    Shareholders of each class or series are entitled to one vote for each share held. Except as provided under "Description of AMPS--Voting Rights" and except as otherwise required by the Articles of Incorporation, the Articles Supplementary or applicable law, holders of preferred shares, including the AMPS, voting as a separate class, are entitled to elect two Directors, and the remaining Directors will be elected by holders of Common Shares and preferred shares (including the AMPS), voting as a single class.



    Under the 1940 Act, so long as any AMPS or any other preferred shares are outstanding, Common Shareholders will not be entitled to receive any dividends or other distributions from the Fund, unless at the time of such declaration,
(1) all accrued dividends on the AMPS have been paid and (2) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by "senior securities" (as defined in the 1940 Act), is at least 300% of the aggregate amount of senior securities representing indebtedness (to the extent any such senior securities are outstanding) and at least 200% of the aggregate amount of any senior securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares. In addition to the requirements of the 1940 Act, the Fund is required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the AMPS from rating agencies. These requirements include an asset coverage test more stringent than under the 1940 Act. See "Description of AMPS--Dividends and Rate Periods--Restrictions on Dividends and Other Distributions."


    The Fund will send unaudited reports at least semi-annually and audited financial statements annually to all of its shareholders.


    The Common Shares of the Fund commenced trading on the New York Stock Exchange on August 29, 2003. On October 17, 2003, the net asset value per Common Share was $24.28, and the closing price per Common Share on the New York Stock Exchange was $25.32.



OTHER ISSUES RELATING TO THE AMPS



    Under the 1940 Act, the Fund is permitted to have outstanding more than one series of preferred shares as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Neither Common Shareholders nor holders of AMPS have pre-emptive rights to purchase any AMPS or any other preferred shares that the Fund may issue.


                 REPURCHASE OF COMMON STOCK AND TENDER OFFERS;
                          CONVERSION TO OPEN-END FUND

    The Fund is a closed-end investment company and as such its shareholders do not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of closed-end investment companies frequently trade at a discount from net asset value, or in some cases trade at a premium. Some closed-end companies have taken certain actions, including the repurchase of common stock in the market at market prices and the making of one or more tender offers for common stock at prices close to net asset value, in an effort to reduce or mitigate any such discount. Others have converted to an open-end investment company, the shares of which are redeemable at net asset value.

    If at any time after the third year following the Common Shares offering, Common Shares publicly trade for a substantial period of time at a significant discount from the Fund's then current net asset value per share, the Board of Directors will consider, at its next regularly scheduled meeting and regularly thereafter (not less frequently than annually) as long as such discount persists, taking various actions designed to reduce or eliminate the discount, including recommending to shareholders amendments of the Fund's Articles of Incorporation to convert the Fund to an open-end investment company. The Board may not choose to adopt any actions with respect to the Fund's discount. Accordingly, the Fund cannot assure you that the Board will decide to take any particular action, or, if taken, that share repurchases or tender offers will cause the Fund's shares to trade at a price equal to their net asset value.


    As noted above, so long as any AMPS are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accumulated dividends on AMPS have been declared and paid and (2) at the time of the purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the then outstanding AMPS (expected to equal the original purchase price per share plus any accumulated and unpaid dividends thereon).



    If the Fund converted to an open-end company, it would be required to redeem all AMPS then outstanding (requiring that it liquidate a portion of its investment portfolio), and the Fund's Common Shares would no longer be listed on the New York Stock Exchange. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption.


    Before deciding whether to take any action if the Common Shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, market considerations and the effect of certain tax considerations, including maintenance of the Fund's tax status as a regulated investment company. Based on these considerations, even if the Fund's shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.


    Conversion of the Fund to an open-end investment company would require an amendment of the Articles. Under the Articles, such an amendment would require the affirmative vote of at least 80% of the Board of Directors and at least 80% of the votes entitled to be cast by holders of shares of Common Stock of the Fund. In addition, as long as shares of Preferred Stock (including AMPS) remain outstanding, the amendment would need to be approved by the affirmative vote of at least 80% of the votes entitled to be cast by any Preferred Stock (including
AMPS) outstanding, voting as a separate class. If an amendment providing for the conversion of the Fund to an open-end investment company has been previously approved by a vote of 80% of the Continuing Directors (as defined below), only a majority of the votes entitled to be cast by holders of Common Shares and AMPS outstanding, voting together as a single class, would be required to approve the conversion. "Continuing Director" means any member of the Board of Directors of the Fund who (a) is not an Interested Party or an affiliate or associate of an Interested Party and has been a member of the Board of Directors for a period of at least 12 months (or since the Fund's commencement of operations, if that is less than 12 months); or (b) is a successor of a Continuing Director who is not an Interested Party or an affiliate or an associate of an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors; or (c) is elected to the Board of Directors to be a Continuing Director by a majority of the Continuing Directors then on the Board of Directors and who is not an Interested Party or an affiliate or associate of an Interested Party. "Interested Party" means any person, other than the Fund's investment adviser or any of its affiliates, which enters into, or proposes to enter into, a business combination with the Fund or which individually or together with any other persons beneficially owns or is deemed to own, directly or indirectly, more than 5% of any class of the Fund's securities.


                                  TAX MATTERS

    The following federal income tax discussion reflects provisions of the Code, existing Treasury Regulations, rulings published by the IRS, and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund. For more detailed information regarding tax considerations, see the SAI. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state and local taxes. Prospective investors should consult their own tax advisors with regard to the general tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

    The Fund intends to elect to be treated and to qualify each year as a regulated investment company under the provisions of Subchapter M of the Code. If the Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends or capital gain distributions.

    To satisfy the distribution requirement applicable to regulated investment companies, amounts paid as dividends by the Fund to its shareholders, including holders of its preferred shares, must qualify for the dividends-paid deduction. If the Fund realizes a long-term capital gain, it will be required to allocate such gain between and among the Common Shares and any preferred shares issued by the Fund in proportion to the total dividends paid to each class during the year in which the income is realized.

    If at any time when preferred shares are outstanding the Fund does not meet applicable asset coverage requirements, it will be required to suspend distributions to Common Shareholders until the requisite asset coverage is restored. Any such suspension may cause the Fund to pay a 4% federal excise tax (imposed on regulated investment companies that fail to distribute for a given calendar year, generally, at least the sum of (i) 98% of their net investment income and (ii) 98% of their capital gain net income) and income tax on undistributed income or gains, and may, in certain circumstances, prevent the Fund from qualifying for treatment as a regulated investment company. The Fund may redeem preferred shares in an effort to comply with the distribution requirement applicable to regulated investment companies and to avoid income and excise taxes. The Fund may have to dispose of portfolio securities to generate cash for such redemption, which may result in transaction expenses and gain at the Fund level and in further distributions.

    The Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements.

    The Fund may at times buy investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this discount will be included in the Fund's ordinary income and will be taxable to shareholders as such.

    The Fund's investments in non-U.S. securities may be subject to non-U.S. taxes, including withholding taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to such foreign taxes. In addition, the Fund's investments in non-U.S. securities or currencies other than the U.S. dollar may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

    The Fund's transactions in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.


    If, in connection with the designation of a special rate period, (i) the Fund provides in a notice of special rate period that the Fund may redeem all or a portion of the AMPS and that upon such redemption the holders of the AMPS may receive a premium in addition to receipt of a redemption price per share equal to the sum of $25,000 plus an amount equal to the accumulated but unpaid dividends thereon during the whole or any part of the special rate period,
(ii) based on all the facts and circumstances at the time of the designation of the special rate period the Fund is more likely than not to redeem such AMPS during the special rate period, and (iii) the premium to be paid upon redemption during such special rate period exceeds a specified de minimis amount, it is possible that the holders of the AMPS will be required to accrue the premium as a dividend (to the extent of the Fund's earnings and profits).


    For federal income tax purposes, distributions of investment income are taxable as ordinary dividends, assuming the Fund has sufficient current or accumulated earnings and profits. Ordinary dividends are generally subject to tax as ordinary income. However, under recent legislation, ordinary dividends received by individual shareholders may be eligible for taxation at rates applicable to long-term capital gains. In order for an ordinary dividend from the Fund to be eligible to be taxes at these rates, the dividend must be attributable to qualifying dividend income received by the Fund. Also, the Fund must satisfy holding period and other requirements in respect of the stock on which the ordinary dividend was paid. In addition, you must satisfy holding period and other requirements in respect of the Fund stock you hold in order for the long-term capital gains rates to apply.

    Whether distributions of capital gains are taxed as ordinary dividends or capital gains is determined by how long the Fund owned the investments that generated such capital gains, rather than how long a shareholder has owned his or her shares. Distributions of gains from the sale of investments that the Fund owned for more than one year that are designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Any gain resulting from the sale or exchange of Fund shares will generally also be subject to tax.


    In order for any portion of any distribution to holders of AMPS to be eligible to be treated as capital gain dividends or ordinary dividends, the AMPS must be treated as equity for federal income tax purposes. Based on advice from counsel, the Fund believes that the AMPS will constitute equity for federal income tax purposes. This belief relies in part on a published ruling of the IRS stating that certain variable rate preferred stock similar in many material respects to the AMPS represents equity. If the IRS were to assert successfully that variable rate preferred stock such as the AMPS should be treated as debt for federal income tax purposes, distributions on AMPS (including distributions designated by the Fund as capital gain dividends) would be interest income (as opposed to dividend income or capital gains), and will not be eligible for taxation at long-term capital gains rates.


    The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is currently 28%. In order for a foreign investor to qualify for exemption from the back-up withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard.

    It is not expected that investors will be subject to the alternative minimum tax as a result of an investment in the Fund. This section relates only to federal income tax consequences of investing in the Fund; the consequences under other tax laws may differ. Shareholders should consult their tax advisers as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the SAI for additional information regarding the tax aspects of investing in the Fund.

              CERTAIN PROVISIONS OF THE ARTICLES OF INCORPORATION

ANTI-TAKEOVER PROVISIONS

    The Fund's Articles of Incorporation include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. Commencing with the first annual meeting of shareholders, the Board of Directors will be divided into three classes. At the annual meeting of shareholders in each year thereafter, the term of one class expires and each Director elected to the class will hold office for a term of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors. The Articles provide that the maximum number of Directors that may constitute the Fund's entire Board is 12. A Director may be removed from office only with cause, and then only by vote of at least 80% of the votes entitled to be cast by holders of stock entitled to elect the Director's successor. The maximum number of Directors may be increased only by an amendment to the Articles approved by 80% of the votes entitled to be cast by holders of Common Shares and any outstanding Preferred Stock, each voting as a separate class, unless approved by 80% of the Continuing Directors, in which case the approval of a majority of the votes entitled to be cast by holders of Common Shares and any outstanding Preferred Stock, voting together as a single class, will be required unless otherwise required by the Articles or unless otherwise required by law.

    The Articles require the favorable vote of at least 80% of the entire Board of Directors and of at least 80% of the votes entitled to be cast by holders of Common Shares and, as long as shares of Preferred Stock remain outstanding, Preferred Stock, each voting as a separate class, to authorize the conversion of the Fund from a closed-end to an open-end investment company as defined in the 1940 Act (except under certain circumstances described above in "Repurchase of Common Stock and Tender Offers; Conversion to Open-End Fund"). The Articles of Incorporation also require the favorable vote of at least 80% of the Directors and at least 80% of the votes entitled to be cast by holders of Common Shares and any outstanding Preferred Stock, each voting as a separate class, to approve, adopt or authorize the following:

         (i) merger, consolidation or share exchange of the Fund with or into any other person;

         (ii) issuance or transfer by the Fund (in one or a series of transactions in any 12 month period) of any securities of the Fund to any other person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more excluding sales of securities of the Fund in connection with a public offering or private placement, issuances of securities of the Fund pursuant to a dividend reinvestment and cash purchase plan adopted by the Fund and issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund;

        (iii) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions effected by the Fund in the ordinary course of its business (transactions within clauses (i) and (ii) and this clause (iii) each being known individually as a "Business Combination");

         (iv) any proposal as to the voluntary liquidation or dissolution of the Fund or any amendment to the Fund's Articles of Incorporation to terminate its existence; and

         (v) any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets.

    However, separate 80% votes of the holders of Common Shares and any outstanding Preferred Stock will not be required with respect to the transactions described in (i) through (iv) above (A) if they are approved by a vote of at least 80% of the Continuing Directors, in which case (x) the affirmative vote of a majority of the votes entitled to be cast by all stockholders (including by holders of Common Shares and Preferred Stock), voting together as a single class, shall be required to approve such action if it is an action under (i) or (iv) above or an action under (iii) with respect to a matter as to which a stockholder vote is required under Maryland law, and (y) no shareholder vote is required to approve an action under (ii) above or any other under (iii) above as to which a stockholder vote is not required under Maryland law. In addition, separate 80% votes of the holders of shares of Common Shares and any outstanding Preferred Stock will not be required in the case of a Business Combination, if certain conditions regarding the consideration paid by the person entering into, or proposing to enter into, a Business Combination with the Fund and various other requirements are satisfied, in which case the affirmative vote of a majority of the votes entitled to be cast by all shareholders shall be required to approve such action if any shareholders' approval is required by law. The Fund's Bylaws contain provisions the effect of which is to prevent matters, including nominations of Directors, from being considered at shareholders' meetings where the Fund has not received sufficient prior notice of the matters.


    The Board of Directors has determined that the voting requirements described above, which are greater than the minimum requirements under Maryland law or the 1940 Act, are in the best interests of shareholders generally. Reference should be made to the Articles and Bylaws of the Fund on file with the Securities and Exchange Commission for the full text of these provisions.

                                  UNDERWRITING


    Subject to the terms and conditions of a purchase agreement dated          ,
2003, the underwriters named below have severally agreed to purchase, and the Fund has agreed to sell to such underwriters, the respective number of AMPS set forth opposite the name of such underwriter below.



                                              NUMBER OF AMPS
                                          ----------------------
UNDERWRITER                               SERIES T7   SERIES W28
-----------                               ----------  ----------
    Merrill Lynch, Pierce, Fenner &
      Smith Incorporated................
    A.G. Edwards & Sons, Inc............
    Wachovia Capital Markets, LLC.......
                                          ----------  ----------
               Total....................       2,570       2,570
                                          ==========  ==========



    The purchase agreement provides that the obligations of the underwriters to purchase the AMPS included in this offering are subject to the approval of certain legal matters by counsel and to other conditions, including, without limitation, the receipt by the underwriters of customary closing certificates, opinions and other documents and the receipt by the Fund of "Aaa" and "AAA" ratings on the AMPS from Moody's and Fitch, respectively, as of the time of the closing of the offering. The underwriters are obligated to purchase all the AMPS sold under the purchase agreement if any of the AMPS are purchased. In the purchase agreement, the Fund and the Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, or to contribute payments the underwriters may be required to make for any of those liabilities.



    The underwriters propose to initially offer some of the AMPS directly to the public at the public offering price set forth on the cover page of this prospectus and some of the AMPS to certain dealers at the public offering price
less a concession not in excess of $     per share. The sales load the Fund will
pay of $250 per share is equal to 1% of the initial offering price of the AMPS. After the initial public offering, the underwriters may change the public offering price and the concession. Investors must pay for any AMPS purchased on
or before          , 2003.


    The Fund anticipates that the underwriters may from time to time act as brokers or dealers in executing the Fund's portfolio transactions, although the underwriters will not act as principals in any transaction until after they have ceased to be underwriters.

    The Fund anticipates that the underwriters or their affiliates may, from time to time, act in auctions as broker-dealers and receive fees as set forth under "The Auction." The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, the Fund.


    The settlement date for the purchase of the AMPS will be          , 2003, as
agreed upon by the underwriters, the Fund and the Adviser pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934.



    The principal business addresses of the underwriters are: Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 World Financial Center, New York, New York 10080, A.G. Edwards & Sons, Inc., One North Jefferson Avenue, St. Louis, Missouri 63103 and Wachovia Capital Markets, LLC, 301 South College Street, Charlotte, North Carolina 28288.

    For a description of the compensation paid to Merrill Lynch in connection with the offering of the Fund's Common Shares, please see "Management of the Fund--Additional Compensation Agreement."


                  CUSTODIAN, TRANSFER AGENT AND AUCTION AGENT

    PFPC Trust Company, an indirect wholly owned subsidiary of PNC Financial Services Group, located at 8800 Tinicum Boulevard, Suite 200, 3rd Floor, Philadelphia, PA 19153, acts as custodian of the Fund's investments. The Administrator, located at 4400 Computer Drive, Westborough, MA 01581, serves as the transfer agent, dividend-paying agent and registrar for the Fund's Common Shares. The Administrator also serves as agent in connection with the Dividend Reinvestment and Cash Purchase Plan for the Common Shares.


    Wilmington Trust Company, 1110 North Market Street, Wilmington, Delaware 19896, serves as the auction agent, transfer agent, registrar, dividend paying agent and redemption agent for the AMPS.


                                 LEGAL MATTERS


    The validity of the shares offered hereby is being passed on for the Fund by Willkie Farr & Gallagher LLP, New York, New York. Certain legal matters will be passed on for the underwriters by Clifford Chance US LLP. Counsel for the Fund and the Underwriters may rely, as to certain matters of Maryland law, on Venable LLP, Baltimore, Maryland.


                             AVAILABLE INFORMATION


    The Fund is subject to certain informational requirements under the federal securities laws and in accordance therewith is required to file reports, proxy statements and other information with the Securities and Exchange Commission. Any such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the Securities and Exchange Commission, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of the New York Stock Exchange, Exchange Place, New York, New York 10006.



    Additional information regarding the Fund and the AMPS is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, relating to such shares filed by the Fund with the Securities and Exchange Commission. This prospectus does not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.



    A copy of the Registration Statement may be inspected without charge at the Securities and Exchange Commission principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Securities and Exchange Commission. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Registration Statement, other documents incorporated by reference, and other information the Fund has filed electronically with the Securities and Exchange Commission, including proxy statements and reports filed under the Securities Exchange Act of 1934.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


                                                                        PAGE
                                                                        ----
Fundamental Investment Restrictions...................................     3
Investment Objectives and Policies....................................     5
Management of the Fund................................................     9
Investment Advisory Services..........................................    14
Portfolio Transactions and Brokerage..................................    16
Determination of Net Asset Value......................................    17
Distributions.........................................................    17
Description of Shares.................................................    19
Additional Information Concerning the Auctions for AMPS...............    20
Taxation..............................................................    21
Performance-Related and Comparative and Other Information.............    30
Counsel and Independent Accountants...................................    31
Additional Information................................................    31
Financial Statements..................................................    32
Appendix A--Ratings of Investments....................................   A-1
Appendix B--Articles Supplementary....................................   B-1
Appendix C--Proxy Voting Policy.......................................   C-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


[Flaherty & Crumrine Incorporated                              [Claymore Logo]
Logo]

                                  $128,500,000

                          FLAHERTY & CRUMRINE/CLAYMORE
                         TOTAL RETURN FUND INCORPORATED


                    AUCTION MARKET PREFERRED SHARES ("AMPS")


                            2,570 SHARES, SERIES T7


                            2,570 SHARES, SERIES W28

                    LIQUIDATION PREFERENCE $25,000 PER SHARE

                               -----------------

                                   PROSPECTUS
                               -----------------


                              MERRILL LYNCH & CO.
                           A.G. EDWARDS & SONS, INC.
                              WACHOVIA SECURITIES


                                          , 2003

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

           FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND INCORPORATED

                            301 E. Colorado Boulevard
                                    Suite 720
                           Pasadena, California 91101
                                 (626) 795-7300

                       STATEMENT OF ADDITIONAL INFORMATION

                                _______ __, 2003

         Flaherty & Crumrine/Claymore Total Return Fund Incorporated (the "Fund") is a recently organized, diversified, closed-end management investment company incorporated under the laws of the State of Maryland on June 23, 2003.

         This Statement of Additional Information relating to the Series T7 and Series W28 Auction Market Preferred Shares ("AMPS") of the Fund is not a prospectus, but should be read in conjunction with the prospectus of the Fund, dated _______ _, 2003 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing AMPS, and investors should obtain and read the Prospectus prior to purchasing such shares. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Statement of Additional Information and Prospectus may be obtained free of charge by writing or calling the address or phone number shown above. You may also obtain a copy of the Prospectus on the web site (http://www.sec.gov) of the Securities and Exchange Commission ("SEC"). Capitalized terms used but not defined herein have the same meanings ascribed to them in the Prospectus.

                                TABLE OF CONTENTS

FUNDAMENTAL INVESTMENT RESTRICTIONS                                            3
INVESTMENT OBJECTIVES AND POLICIES                                             5
MANAGEMENT OF THE FUND                                                         9
INVESTMENT ADVISORY SERVICES                                                  14
PORTFOLIO TRANSACTIONS AND BROKERAGE                                          16
DETERMINATION OF NET ASSET VALUE                                              17
DISTRIBUTIONS                                                                 17
DESCRIPTION OF SHARES                                                         19
ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR AMPS                       20
TAXATION                                                                      21
PERFORMANCE-RELATED AND COMPARATIVE AND OTHER INFORMATION                     30
COUNSEL AND INDEPENDENT ACCOUNTANTS                                           31
ADDITIONAL INFORMATION                                                        31
FINANCIAL STATEMENTS                                                          32
APPENDIX A -  RATINGS OF INVESTMENTS                                           A
APPENDIX B -  ARTICLES SUPPLEMENTARY                                           B
APPENDIX C-  PROXY VOTING POLICY                                               C



         This Statement of Additional Information is dated October __, 2003.

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

         The Fund has adopted certain fundamental investment restrictions that may not be changed without the prior approval of the holders of a majority of the Fund's outstanding voting securities, voting as a single class, and approval of the holders of a majority of the Fund's outstanding shares of preferred stock, voting as a separate class. A "majority of the Fund's outstanding voting securities" for this purpose means the lesser of (1) 67% or more of the shares of Common Stock ("Common Shares") and shares of preferred stock present at a meeting of shareholders, voting as a single class, if the holders of more than 50% of such shares are present or represented by proxy at the meeting, or (2) more than 50% of the outstanding Common Shares and outstanding shares of preferred stock voting as a single class. A majority of the Fund's outstanding shares of preferred stock for this purpose is determined in a similar manner, by applying the percentages in the previous sentence to outstanding shares of preferred stock. For purposes of the restrictions listed below, all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the Fund's portfolio. Under its fundamental restrictions, the Fund may not:

         (1) Purchase securities (other than Government Securities) of any issuer if as a result of the purchase more than 5% of the value of the Fund's total assets would be invested in the securities of that issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

         (2) Purchase more than 10% of the voting securities of any one issuer, except that (i) this limitation is not applicable to the Fund's investments in Government Securities and (ii) up to 25% of the value of the Fund's total assets may be invested without regard to this 10% limitation.

         (3) Issue senior securities (including borrowing money for other than temporary or emergency purposes) except in conformity with the limits set forth in the 1940 Act.

         (4) Sell securities short or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options on securities, futures and options on futures, and may make short sales of securities "against the box."

         (5) Underwrite any issue of securities, except to the extent that the sale of portfolio securities may be deemed to be an underwriting.

         (6) Purchase, hold or deal in real estate or oil and gas interests, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests in real estate and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities.

         (7) Invest in commodities, except that the Fund may enter into futures contracts, including interest rate and stock index futures, and may purchase options and write covered options on futures contracts and securities, as described in the Prospectus.

         (8) Lend any funds or other assets, except through purchasing debt securities, lending portfolio securities and entering into repurchase agreements consistent with the Fund's investment objectives.

         (9) Invest more than 25% of its total assets in the securities of issuers in any single industry, except that this limitation will not be applicable to the purchase of Government Securities; provided that the Fund will invest at least 25% of its total assets in each of the utilities and banking industries.

     (10) Make any investments for the purpose of exercising control or management of any company.

         Except for the investment restrictions set forth above, the Fund's investment objectives and the Fund's policy of concentrating in the utilities and banking industries, the other policies and percentage limitations referred to in the Prospectus or this Statement of Additional Information are not fundamental policies of the Fund and, unless provided to the contrary in the Fund's Articles of Incorporation (together with any amendments or supplements thereto, including any articles supplementary, the "Articles" or "Articles of Incorporation"), may be changed by the Fund's Board of Directors without shareholder approval. In addition, (1) the Fund's investment objectives, (2) the Fund's status as a diversified investment company (the requirements for which are embodied in investment restrictions nos. 1 and 2 above) and (3) the Fund's policy of not making any investments for the purpose of exercising control or management of any company (see investment restriction no. 10 above) may not be changed except through an amendment to the Fund's charter. Any such amendment would require the vote of 80% of the votes of the Fund's Common Shares and Preferred Stock (including the AMPS) entitled to be cast by stockholders, voting as a single class, and of at least 80% of the votes of the Fund's Preferred Stock entitled to be cast by stockholders, voting as a separate class. The Fund's policy of investing at least 80% of its total assets in preferred securities and other income-producing securities is non-fundamental and may be changed by the Board of Directors without shareholder approval, to become effective on at least 60 days' written notice to shareholders prior to any such change.


         It is a condition of closing this offering that the AMPS be offered with a credit quality rating of "Aaa" from Moody's and "AAA" from Fitch. In order to obtain and maintain these ratings the Fund will be required to comply with investment quality, diversification and other guidelines established by such rating agencies that will be more restrictive in many respects than the restrictions set forth above. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's ability to achieve its investment objectives. Moody's and Fitch receive fees in connection with their rating issuances.

                       INVESTMENT OBJECTIVES AND POLICIES

ADDITIONAL INFORMATION REGARDING FUND INVESTMENTS

         The following descriptions supplement the descriptions of the investment objectives, strategies and risks set forth in the Prospectus. Except as specifically provided herein or in the Prospectus, the Fund's investment policies are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the shareholders.

LOWER-RATED SECURITIES

         Under rating agency established criteria described in Appendix A, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium- and lower-rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be likely to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could reduce the value of securities held by the Fund, with a commensurate effect on the asset coverage on the AMPS.

         Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings of certain rating agencies is set forth in Appendix
A. The ratings generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated.

         The secondary markets for lower-rated securities are generally not as liquid as the secondary markets for higher rated securities. The secondary markets for lower-rated securities are concentrated in relatively few market makers and participants in the market are generally institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for lower-rated securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of the Fund to dispose of particular portfolio investments, may adversely affect the value of the Fund's investment portfolio and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value its portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect the ability of the Fund to sell securities at their fair value. If the secondary markets for lower-rated securities contract due to adverse economic conditions or for other reasons, certain liquid securities in the Fund's portfolio may become illiquid and the proportion of the Fund's assets invested in illiquid securities may significantly increase.

         Prices for lower-rated securities may be affected by legislative and regulatory developments to a greater extent than higher-rated securities. These laws could adversely affect the Fund's investment practices and the value of its investment portfolio, the secondary market for lower-rated securities, the financial condition of issuers of these securities and the value of outstanding lower-rated securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in lower-rated bonds and limiting the deductibility of interest by certain corporate issuers of lower-rated bonds adversely affected the market in the past.

         While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness. The Fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

         The Fund may only invest in non-investment grade securities that are rated at least either Ba3 or BB- at the time of investment, provided that the issuer has investment grade senior debt outstanding.

FOREIGN SECURITIES

         The Fund may invest up to 20% of its total assets in securities (excluding money market securities) of non-U.S. issuers. Investors should recognize that investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, different trading and settlement practices and less (or different) governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

         Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the Fund's income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign sub-custodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign sub-custodian or depository in the event of the sub-custodian's or depository's bankruptcy or other event adversely affecting such sub-custodian or depository.

         In addition, there may be less publicly available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations.

RESTRICTED SECURITIES

         The Fund may invest up to 20% of the total assets of the Fund (taken at market value at the time of investment) in direct placements. The above limitation applies only at the time a security is purchased, and the Fund is not required to dispose of securities if, due to market movements, greater than 20% of the Fund's total assets are invested in direct placements. Securities obtained by means of direct placement typically are less liquid than securities traded on the open market and in some cases can be considered "illiquid". The term "illiquid securities" for these purposes means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.

         The Board of Directors has delegated to Flaherty & Crumrine Incorporated (the "Adviser") the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Directors. See "Determination of Net Asset Value." The Adviser may be subject to significant delays in disposing of illiquid securities held by the Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. If adverse market conditions were to develop during any such delay, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.

U.S. GOVERNMENT SECURITIES

         U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the

Fund's shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Custodial receipts issued in connection with so-called trademark zero-coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero-coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

CONVERTIBLE SECURITIES

         The Fund may invest in convertible preferred securities. Certain classes of preferred stock are convertible, meaning the preferred stock is convertible into shares of common stock of the issuer. A convertible security generally entitles the holder to receive interest or dividends paid or accrued until the convertible security matures or is redeemed, converted or exchanged. By holding a convertible security, the Fund can receive a steady stream of interest payments or dividends and still have the option to convert the security to common stock.

         As a fixed income security, a convertible preferred security tends to increase in market value when interest rates decline and to decrease in value when interest rates rise. While convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases.

         Convertible securities generally rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock. A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party.

PORTFOLIO TURNOVER

         The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. The Fund cannot accurately predict its portfolio turnover rate, but anticipates that its annual portfolio turnover rate will not exceed 150% under normal market conditions, although it could be materially higher under certain circumstances. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and in the increased realization of net short-term capital gains by the Fund that, when distributed to shareholders, will reduce the asset coverage on the AMPS. See "Taxation."


OTHER INVESTMENTS; NEW SECURITIES AND OTHER INVESTMENT TECHNIQUES.

         New types of securities and other investment and hedging practices are developed from time to time. The Adviser expects, consistent with the Fund's investment objectives and policies, to invest in such new types of securities and to engage in such new types of investment practices if the Adviser believes that these investments and investment techniques may assist the Fund in achieving its investment objectives. In addition, the Adviser may use investment techniques and instruments that are not specifically described herein.


                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

          The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.


                                                                                   NUMBER OF FUNDS
                                            TERM OF OFFICE        PRINCIPAL            IN FUND             OTHER
                                            AND LENGTH OF       OCCUPATION(S)          COMPLEX         DIRECTORSHIPS
                            POSITIONS(S)         TIME         DURING PAST FIVE        OVERSEEN BY         HELD BY
NAME, ADDRESS, AND AGE     HELD WITH FUND       SERVED              YEARS              DIRECTOR           DIRECTOR
----------------------     --------------     ---------             -----          ----------------       --------
NON-INTERESTED
DIRECTORS:
MARTIN BRODY               Director        Since inception   Retired.                     4         Director, Jacklyn
c/o HMK Associates                                                                                  Inc. (luggage and
30 Columbia Turnpike                                                                                accessories);
Floral Park, NJ 07932                                                                               Emeritus Director
Age: 82                                                                                             of 18 Smith Barney
                                                                                                    Mutual Funds

DAVID GALE                 Director        Since inception   President and CEO            4         Director of Golden
Delta Dividend                                               of Delta Dividend                      State Vintners,
Group, Inc.                                                  Group, Inc.                            Inc. (wine
301 Pine Street                                              (investments).                         pressing)
San Francisco, CA 94104
Age: 54

MORGAN GUST                Director        Since inception   From March 2002,             4        --
Giant Industries, Inc.                                       President, Giant
23733 N. Scottsdale Road                                     Industries, Inc.
Scottsdale, AZ 85255                                         (petroleum refining
Age: 56                                                      and marketing);
                                                             and, for more than
                                                             five years prior
                                                             thereto, Executive
                                                             Vice President, and
                                                             various other Vice
                                                             President positions
                                                             at Giant
                                                             Industries, Inc.

ROBERT F. WULF             Director        Since inception   Since March 1984,            4        --
3560 Deerfield Drive                                         Financial
South                                                        Consultant;
Salem, OR 97302                                              Trustee, University
Age: 66                                                      of Oregon
                                                             Foundation;
                                                             Trustee, San
                                                             Francisco
                                                             Theological
                                                             Seminary.


                                                                                   NUMBER OF FUNDS
                                            TERM OF OFFICE        PRINCIPAL            IN FUND             OTHER
                                            AND LENGTH OF       OCCUPATION(S)          COMPLEX         DIRECTORSHIPS
                            POSITIONS(S)         TIME         DURING PAST FIVE        OVERSEEN BY         HELD BY
NAME, ADDRESS, AND AGE     HELD WITH FUND       SERVED              YEARS              DIRECTOR           DIRECTOR
----------------------     --------------     ---------             -----          ----------------       --------
INTERESTED
DIRECTORS:

DONALD F. CRUMRINE+        Director,       Since inception   Chairman of the              4        --
301 E. Colorado Boulevard  Chairman of                       Board and Director
Suite 720                  the Board and                     of Flaherty &
Pasadena, CA 91101         Chief                             Crumrine
Age: 55                    Executive
                           Officer

NICHOLAS DALMASO+          Director,       Since inception   Senior Managing              2         Trustee of
210 N. Hale Street         Vice                              Director and                           Advent Claymore
Wheaton, IL 60187          President and                     General Counsel of                     Convertible
Age: 38                    Assistant                         Claymore                               Securities
                           Secretary                         Securities, Inc.                       and Income Fund;
                                                             since November,                        Trustee of 3 MBIA
                                                             2001. Assistant                        Capital/Claymore
                                                             General Counsel of                     Funds
                                                             Nuveen Investments
                                                             from July 1999 to
                                                             November, 2001.
                                                             Prior to that, Vice
                                                             President and
                                                             Associate General
                                                             Counsel of Van
                                                             Kampen Investments.

OFFICERS

ROBERT M. ETTINGER         President       Since inception   President and               --                 --
301 E. Colorado Boulevard                                    Director of
Suite 720                                                    Flaherty & Crumrine
Pasadena, CA 91101
Age: 44

PETER C. STIMES            Vice            Since inception   Vice President of           --                 --
301 E. Colorado Boulevard  President,                        Flaherty & Crumrine
Suite 720                  Chief
Pasadena, CA 91101         Financial
Age: 48                    Officer,
                           Chief
                           Accounting
                           Officer,
                           Treasurer and
                           Assistant
                           Secretary

BRADFORD S. STONE          Vice            Since inception   Since May 2003,             --                 --
392 Springfield Avenue     President and                     Vice President of
Mezzanine Suite            Assistant                         Flaherty &
Summit, NJ 07901           Treasurer                         Crumrine; from June
Age: 44                                                      2001 to April 2003,
                                                             Director of US
                                                             Market Strategy at
                                                             Barclays Capital;
                                                             from February 1987
                                                             to June 2001, Vice
                                                             President of
                                                             Goldman, Sachs &
                                                             Company as Director
                                                             of US Interest Rate
                                                             Strategy and,
                                                             previously, VP of
                                                             Interest Rate
                                                             Product Sales
R. ERIC CHADWICK           Vice            Since inception   Since August 2001,          --                 --
301 E. Colorado Boulevard  President,                        Vice President of
Suite 720                  Secretary and                     Flaherty &
Pasadena, CA 91101         Assistant                         Crumrine; from
Age: 28                    Treasurer                         January 1997
                                                             through November
                                                             1998, portfolio
                                                             manager of Koch
                                                             Industries, Inc.


------------------------------------
+ "Interested person" of the Fund as defined in the 1940 Act. Messrs. Crumrine and Dalmaso are each considered an "interested person" because of their affiliation with the Adviser and Claymore Securities, Inc., the Fund's servicing agent (the "Servicing Agent"), respectively.

          Each Director who is not a director, officer or employee of the Adviser or the Servicing Agent or any of their affiliates receives a fee of $9,000 per annum plus $500 for each in-person meeting of the Board of Directors or any committee and $100 for each such meeting conducted by telephone conference call. In addition, all Directors are reimbursed for travel and out-of-pocket expenses associated with attending Board of Directors or committee meetings.

         Commencing with the first annual meeting of shareholders, the Board of Directors will be divided into three classes having terms of one, two and three years, respectively. At the annual meeting of shareholders in each year thereafter, the term of one class will expire and Directors will be elected to serve in that class for terms of three years. It is anticipated that, under the Fund's Articles of Incorporation and the 1940 Act, holders of AMPS (when issued), voting as a single class, will elect two Directors and holders of the Common Shares and the AMPS (when issued), voting as a single class, will elect the remaining Directors, subject to the provisions of the 1940 Act and the Fund's Articles, which will permit the holders of AMPS to elect the minimum number of additional Directors that when combined with the two Directors elected by the holders of AMPS would give the holders of AMPS a majority of the Directors when dividends are in arrears for two full years. Messrs. Gust and Dalmaso are expected to represent the holders of AMPS, and the remaining Directors are subject to election by holders of the Common Shares and the AMPS (when issued), voting as a single class. Directors elected by holders of Common Shares and AMPS will be apportioned among the classes of Directors. The Fund's Articles of Incorporation limit the liability of Directors and officers of the Fund to the Fund or its shareholders for damages, and require that the Fund indemnify its Directors and officers against liabilities and expenses incurred by reason of their services to the Fund, to the fullest extent permitted by Maryland law. These provisions do not apply to liabilities or expenses incurred as a result of any Director's or officer's willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. The Fund, at its expense, provides liability insurance for the benefit of its Directors and officers.

         Overall responsibility for management and supervision of the Fund rests with the Fund's Board of Directors. The Directors approve all significant agreements between the Fund and the persons or companies that furnish services to the Fund, including agreements with its investment adviser, servicing agent, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Adviser.

         The Audit Committee is comprised of all of the independent directors of the Fund (Messrs. Brody, Gale, Gust and Wulf). The role of the Fund's Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee operates pursuant to a Charter that was initially approved by the Board of Directors of the Fund on July 18, 2003. As set forth in the Charter, management is responsible for the preparation, presentation and integrity of the Fund's financial statements, and for the procedures designed to ensure compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for planning and carrying out audits of the Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

         The Fund's Nominating Committee is comprised of all of the independent directors of the Fund. The Nominating Committee is responsible for considering candidates for election to the

Board of Directors in the event a position is vacated or created. The Nominating Committee will consider recommendations by shareholders if a vacancy were to exist. Any such recommendations should be forwarded to the Secretary of the Fund.

OWNERSHIP OF SECURITIES

         Set forth in the table below is the dollar range of equity securities owned by the Directors as of the date of this Statement of Additional Information in the Fund and the aggregate dollar range of equity securities in the four registered investment companies in the Flaherty & Crumrine Funds family.


                                                                                   AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                     SECURITIES IN ALL REGISTERED
                                                                                   INVESTMENT COMPANIES OVERSEEN BY
                                                    DOLLAR RANGE OF EQUITY         DIRECTOR IN FAMILY OF INVESTMENT
NAME OF DIRECTOR                                 SECURITIES IN THE FUND *(1)               COMPANIES *(1)(2)
----------------                                 ---------------------------       ---------------------------------

INTERESTED DIRECTORS
Donald F. Crumrine                                           E(3)                                  E
Nicholas Dalmaso                                              A                                    A

INDEPENDENT DIRECTORS
Martin Brody                                                  A                                    C
David Gale                                                    A                                    D
Morgan Gust                                                   A                                    D
Robert F. Wulf                                                A                                    D

--------------------
*    Key to Dollar Ranges:
A.   None
B.   $1--$10,000
C.   $10,000--$50,000
D.   $50,000--$100,000
E.   Over $100,000
(1) This information for the other three Flaherty & Crumrine Funds has been furnished by each Director as of July 15, 2003. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934.
(2)  Less than 1%.
(3) Mr. Crumrine may be deemed to beneficially own Fund shares held by the Adviser as a result of his ownership of shares of the Adviser.

COMPENSATION

         The following table sets forth certain information regarding the estimated compensation of the Fund's Directors for the fiscal year ending November 30, 2003. Directors and executive officers of the Fund do not receive pension or retirement benefits from the Fund.

                               COMPENSATION TABLE


                                                                                                TOTAL COMPENSATION
                                                                                                FROM FUND AND FUND
                                                               AGGREGATE COMPENSATION FROM     COMPLEX PAID TO FUND
NAME OF PERSON AND POSITION                                             THE FUND                    DIRECTORS*
---------------------------                                    -----------------------------   --------------------

Donald F. Crumrine
   Director and Chairman of the Board                                                    $0                      $0
Nicholas Dalmaso
   Director, Vice President and Assistant Secretary                                      $0                      $0
Martin Brody
   Director                                                                          $5,350                 $48,700
David Gale
   Director                                                                          $5,350                 $48,700
Morgan Gust
   Director                                                                          $5,350                 $48,900
Robert F. Wulf
   Director                                                                          $5,350                 $48,700

-----------------
* Represents the total estimated compensation to be paid to such persons for the fiscal year ending November 30, 2003 by those funds which are considered part of the same "fund complex" because they have a common investment adviser.

PROXY VOTING POLICY

         The policies and procedures that the Adviser uses to determine how to vote proxies relating to the Fund's portfolio securities is set forth in Appendix C to this Statement of Additional Information.

SHAREHOLDERS

         As of October 23, 2003, the following person owned of record the number of Common Shares noted below, representing the indicated percentage of the Fund's outstanding shares as of such date and, except as noted below, no other person owned of record or, to the knowledge of the Fund, owned beneficially 5% or more of any class of shares of the Fund.



----------------------------------------------------------------  -------------------  -----------------------------
                                                                                          PERCENTAGE OF THE FUND'S
                                                                   NUMBER OF COMMON       OUTSTANDING SHARES AS OF
SHAREHOLDER                                                             SHARES                OCTOBER 23, 2003
----------------------------------------------------------------  -------------------  -----------------------------
----------------------------------------------------------------  -------------------  -----------------------------
Depository Trust Company
55 Water Street, 49th Floor
New York, NY 10041                                                     9,668,793                   99.9%
----------------------------------------------------------------  -------------------  -----------------------------
*   The Fund believes this entity is not the beneficial owner of shares held of record by it.


                          INVESTMENT ADVISORY SERVICES

ABOUT FLAHERTY & Crumrine Incorporated

     The Adviser was formed in 1983 with the express intention of managing portfolios of preferred securities for institutional investors and has over 12 years of experience in managing leveraged and hedged preferred securities funds. The Adviser serves as an investment adviser to three other existing registered investment companies investing in preferred and debt securities, two of which have at least ten years of performance. Through its experience in the preferred securities markets, the Adviser has developed and over time utilized a methodology designed to implement the portfolio and interest rate management strategies necessary in seeking to obtain high sustainable income, although there can be no guarantee that such strategies will be successful under any particular market conditions. The Adviser's focus on research goes beyond reliance on rating agencies and four of the five members of the Adviser's management team hold the Chartered Financial Analyst(R) designation, and the firm devotes substantial resources to evaluating the creditworthiness of portfolio investments.

DIRECTOR APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

     The Board of Directors approved an Investment Advisory Agreement between the Adviser and the Fund (the "Advisory Agreement") at a meeting held on July 18, 2003. As noted above, each Director other than Mr. Dalmaso also serves as a director for the three other closed-end investment companies advised by the Adviser, each of which principally invests in preferred securities. As a result, the Directors, in their collective years of service as directors of such funds, have gained significant knowledge regarding matters such as the fees and expenses of investment companies with similar objectives and policies and the operations and prior performance of the Adviser.

     In connection with their meeting, the Directors met with representatives of the Adviser, including investment advisory personnel, and reviewed materials specifically relating to the Advisory Agreement, including materials prepared by Fund counsel and counsel to the Independent Directors. In considering the Advisory Agreement, the Board of Directors, including the Independent Directors, did not identify any single factor as determinative. Matters considered by the Board of Directors, including the Independent Directors, in connection with its approval of the Advisory Agreement included the following:

- the economic outlook and the general investment outlook in the markets in which the Fund proposes to invest, as well as the investment performance of a peer group of funds (including other funds advised by the Adviser) and the performance of an appropriate index.

- the Adviser's investment philosophy and process, operational stability and financial condition, as well as the size and experience of the Adviser's investment staff.

- the expected quality of the Adviser's services with respect to compliance with the Fund's investment policies and restrictions and its policies on personal securities transactions.

- the nature, quality and extent of services to be performed by the Adviser pursuant to the Advisory Agreement.

- the Fund's expected expense ratio and the expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders, including the fact that the Adviser agreed to pay organizational expenses and offering costs of the Fund (other than the sales load) that exceed $0.05 per Common Share. In evaluating the Fund's investment advisory fees, the Directors also took into account the demands, complexity and expected quality of the investment advisory services to the Fund. The Directors also noted the fact that, because the advisory fees paid to the Adviser by the Fund are based on the Fund's managed assets, which include the liquidation preference on any AMPS and the principal amount of any borrowings used for leverage, the Adviser has a financial incentive for the Fund to issue AMPS and use other forms of leverage, which may create a conflict of interest between the Adviser and the Fund's shareholders.

- whether there is potential for realization of any economies of scale with respect to the management of the Fund and whether the Fund will appropriately benefit from such economies of scale.

     Based on their evaluation of all factors that they deemed to be material, including, but not limited to, those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the proposed investment advisory fee structure was fair and reasonable, and that approval of the Advisory Agreement was in the best interest of the Fund and its shareholders. In approving the Advisory Agreement, the Board of Directors, including the independent directors, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services to be provided without regard to the Adviser's obligation to pay a quarterly fee to Merrill Lynch for certain after-market services (see "Underwriting" in the Prospectus) and any additional benefits to be received by the Adviser in connection with providing services to the Fund.

CONTROLLING PERSONS

     Messrs. Crumrine and Ettinger may each be deemed to control the Adviser by virtue of their ownership interests in the Adviser.

CODE OF ETHICS

     The Fund and the Adviser have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit employees to invest in securities for their own accounts, under certain circumstances, including securities that may be purchased or held by the Fund. Text-only versions of the codes of ethics are included as exhibits to the Fund's registration statement on Form N-2 filed on July 25, 2003 and may be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Codes of Ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board and the oversight of the Adviser, the Adviser is primarily responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions.

     The Fund's portfolio securities ordinarily are purchased from and sold to parties acting as either principal or agent. In general, preferred stocks and debt securities are traded on a net basis with dealers acting as principal for their own account. While there is no stated commission on such transactions, the price usually includes compensation for the risk and costs incurred by the dealer. When a party acts as agent, a stated commission cost will be incurred. The Adviser will consider the commission cost in determining the effective price of the security. Orders are generally placed directly with a principal market maker unless a better price can be obtained by using a broker. Newly issued securities are purchased directly from the issuer or the underwriter. The prices paid to underwriters of newly issued securities usually include a concession paid by the issuer to the underwriter.

     Transactions on behalf of the Fund are allocated by the Adviser in its best judgment to various dealers, which may include Merrill Lynch and other members of the syndicate that participated in the underwriting of the Common Shares and/or the AMPS. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Adviser to supplement its own research and analysis with the views and information of other securities firms. Research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular issues and industries.

     Brokerage and research services furnished by brokers and dealers through which the Fund effects securities transactions may be used by the Adviser in advising other accounts and, conversely, brokerage and research services furnished to the Adviser by brokers and dealers in connection with other accounts advised by the Adviser may be used by the Adviser in advising the Fund. Although it is not possible to place a dollar value on these services, it is the Adviser's view that the receipt and study of such services should not reduce the overall costs of its research services.

     The Fund's Board of Directors periodically reviews the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund.

     Investment decisions for the Fund are made independently from those of other funds or accounts managed by the Adviser. Such other funds or accounts may also invest in the same securities as the Fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as the Fund, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.

                        DETERMINATION OF NET ASSET VALUE

     The method for determining the net asset value per Common Share is summarized in the Prospectus.

     The total net asset value of the Common Shares (the excess of the assets of the Fund over the Fund's liabilities) is determined at the close of regular trading (usually 4:00 p.m. Eastern time) on the last day that the New York Stock Exchange (the "Exchange") is open for trading of each week and month and at such other times as the Board of Directors or the Fund's executive officers shall determine.

                                  DISTRIBUTIONS

     See "Description of AMPS - Dividends and Rate Periods" and "Description of Capital Structure" in the Prospectus for information related to distributions made to Fund shareholders.

     For tax purposes, the Fund is currently required to allocate net capital gain and other categories of income between the Common Shares and the AMPS in proportion to total dividends paid to each class for the year in which such capital gain or other category of income is recognized. See "Taxation."

     While any AMPS are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Shares unless at the time of such declaration (1) all accrued dividends on the AMPS have been paid, (2) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of any outstanding AMPS, (3) the Fund has redeemed the full number of AMPS and any other preferred shares outstanding required to be redeemed by any provision in the Articles Supplementary requiring mandatory redemption, and (4) other requirements imposed by any rating agencies rating any AMPS issued by the Fund have been met.

     These limitations on the Fund's ability to make distributions on its Common Shares could cause the Fund to incur income and excise tax and, under certain circumstances, impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company. See "Taxation."

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically by the Administrator as agent under the Plan in additional Common Shares, unless the shareholder elects to receive distributions in cash.

     Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will also be reinvested automatically by the broker or nominee in additional shares under the Plan, unless the shareholder elects to receive distributions in cash (but only in the latter case if the service is provided by the broker or nominee). A shareholder who holds Common Shares registered in the name of a broker or other nominee may not be able to transfer the shares to another broker or nominee and continue to participate in the Plan. Investors who own Common Shares registered in street name should consult their broker or nominee for details regarding reinvestment.

     The number of Common Shares distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per Common Share is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then-current market value. Otherwise, the Administrator will buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund's next distribution to holders of the Common Shares or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased Common Shares that will then be credited to the participants' accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If the Administrator commences purchases in the open market and the then-current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, the Administrator will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then-current market value.

     Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to the Administrator's open market purchases in connection with the reinvestment of dividends or capital gains distributions.

     The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

     In addition to acquiring Common Shares through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then-current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred.

         A shareholder whose Common Shares are registered in his or her own name and who participates the Plan may terminate participation in the Plan at any time by notifying the

Administrator in writing, by completing the form on the back of the Plan account statement and forwarding it to the Administrator or by calling the Administrator directly. A termination will be effective immediately if notice is received by the Administrator not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, the Administrator will either (a) issue certificates for the whole shares credited to shareholder's Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold common stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

     The Plan is described in more detail in the Fund's Plan brochure. Information concerning the Plan may be obtained from the Administrator at 1-800-331-1710.

                              DESCRIPTION OF SHARES

COMMON SHARES

     The Fund's Articles of Incorporation authorize the issuance of 240,000,000 Common Shares, par value $0.01 per share. All Common Shares of the Fund have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares currently outstanding have been fully paid and are non-assessable, and have no pre-emptive or conversion rights or rights to cumulative voting. At any time when the AMPS are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on AMPS have been paid, asset coverage (as defined in the 1940 Act) with respect to AMPS and certain forms of indebtedness would be at least 200% and 300%, respectively, after giving effect to such distributions, and other requirements imposed by any rating agencies rating the AMPS have been met. See "AMPS" below. See "Description of AMPS - Rating Agency Guidelines and Asset Coverage" and "Description of Capital Structure" in the Prospectus.

     The Common Shares are listed on the New York Stock Exchange under the symbol "FLC." The Fund intends to hold annual meetings of shareholders, as required under the rules of the New York Stock Exchange currently applicable to listed companies.

     Shares of closed-end investment companies may frequently trade at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest primarily in preferred securities have during some periods traded at prices higher than net asset value and during other periods traded at prices lower than net asset value. There can be no assurance that the Common Shares or shares of other similar funds will trade at a price higher than net asset value in the future. The net asset value of the Common Shares was reduced immediately following the offering of the Common Shares after payment of the sales load and organizational and offering expenses. Whether investors will realize gains or losses upon the sale of Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above net asset value or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.

AMPS

     See "Description of AMPS" and "Description of Capital Structure" in the Prospectus for information relating to the AMPS. The Articles Supplementary, which establishes many of the terms of the AMPS, is set forth in its entirety in Appendix B to this Statement of Additional Information.

                        ADDITIONAL INFORMATION CONCERNING
                              THE AUCTIONS FOR AMPS

GENERAL

     AUCTION AGENCY AGREEMENT. The Fund will enter into an auction agency agreement with the auction agent (currently, Wilmington Trust Company) which provides, among other things, that the auction agent will follow the auction procedures set forth in the Articles Supplementary for purposes of determining the applicable rate for AMPS so long as the applicable rate for such shares is to be based on the results of an auction.

     BROKER-DEALER AGREEMENTS. Each auction requires the participation of one or more broker-dealers that have entered into a separate agreement with the auction agent (each, a "Broker-Dealer"). The auction agent will enter into broker-dealer agreements with one or more Broker-Dealers selected by the Fund that provide for the participation of those Broker-Dealers in auctions for AMPS.

     SECURITIES DEPOSITORY. The Depository Trust Company ("DTC") will act as securities depository for the agent members (defined below) with respect to the AMPS. One certificate for each series of the AMPS will be registered in the name of Cede & Co., as nominee of DTC. Each such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of AMPS contained in the Articles Supplementary. Prior to the commencement of the right of preferred shareholders to elect a majority of the Fund's Directors, as described under "Description of AMPS - Voting Rights" in the Prospectus, Cede & Co. will be the holder of record of all AMPS, and owners of the AMPS will not be entitled to receive certificates representing their ownership interest in the AMPS.

     DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant (the "agent member") in AMPS, whether for its own account or as a nominee for another person.

AUCTION AGENT

     The auction agent will act as agent for the Fund in connection with auctions. In the absence of bad faith or negligence on its part, the auction agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement.

     The auction agent may rely upon, as evidence of the identities of the existing holders of AMPS, the auction agent's registry of existing holders, the results of auctions and notices from any Broker-Dealer (or other person, if permitted by the Fund) with respect to transfers described under "The Auction" in the Prospectus and notices from the Fund. The auction agent is not required to accept any such notice for an auction unless it is received by the auction agent by 3:00 p.m., New York City time, on the business day preceding such auction.

     The auction agent may terminate the auction agency agreement upon notice to the Fund on a date no earlier than 60 days after such notice. If the auction agent should resign, the Fund will attempt to appoint a successor auction agent. The Fund may remove the auction agent provided that prior to such removal the Fund shall have entered into an agreement with a successor auction agent.

BROKER-DEALERS

     After each auction for the AMPS, the auction agent will pay to each Broker-Dealer, from funds provided by the Fund, a service charge that will generally be at the annual rate of 1/4 of 1% of the stated value ($25,000) of the AMPS held by such Broker-Dealer's customers upon settlement in such auction.

     The Broker-Dealer agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit orders in auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit hold orders and sell orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit orders in auctions, but only if such orders are not for its own account. If a Broker-Dealer submits an order for its own account in any auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that auction.

     The Fund may request the auction agent to terminate one or more Broker-Dealer agreements at any time upon five days' notice, provided that at least one Broker-Dealer agreement is in effect after such termination. A Broker-Dealer or the auction agent may terminate the Broker-Dealer agreement at any time upon five days' written notice; provided, however, that if the Broker-Dealer is Merrill Lynch, neither the Broker-Dealer nor the auction agent may terminate the Broker-Dealer agreement without first obtaining the prior written consent of the Fund to such termination, which consent shall not be withheld unreasonably. The Broker-Dealer agreement shall automatically terminate upon the redemption of all outstanding AMPS or upon termination of the auction agency agreement.

                                    TAXATION

     The following general discussion summarizes certain material U.S. Federal income tax considerations affecting the Fund and its U.S. shareholders. This discussion does not address state, local, or non-U.S. taxes. It is intended to be only a summary and is not intended as a substitute for careful tax planning by prospective shareholders. Prospective shareholders should therefore consult their own tax advisors prior to purchasing shares of AMPS.

     This discussion only deals with persons who will hold AMPS as a capital asset within the meaning of Section 1221 of the Code. It does not address the U.S. Federal income tax consequences that may be relevant to a particular holder subject to special treatment under certain U.S. Federal income tax laws (for example, nonresident aliens, foreign corporations and persons subject to the alternative minimum tax provisions of the Code). Also, this discussion is not intended to be applicable to all categories of investors, some of which, such as dealers in securities of foreign currency, banks, trusts, insurance companies, tax-exempt organizations (employment, charitable or other), pension plans, persons that have a functional currency other than the U.S. dollar and investors in pass-through entities, may be subject to special rules.

     This discussion is based on the Code, the final, temporary and proposed Treasury regulations promulgated thereunder, administrative pronouncements and judicial decisions, all as in effect on the date of this prospectus and all of which are subject to change, possibly with retroactive effect. We have not requested, and will not request, a ruling from the U.S. Internal Revenue Service, or the "IRS," with respect to any of the U.S. Federal income tax consequences described below. There can be no assurance that the IRS will not disagree with or challenge any of the conclusions set fort herein.

TAXATION OF THE FUND AND ITS INVESTMENTS

     The Fund intends to elect to be treated and to qualify each year as a "regulated investment company" under Subchapter M of the Code. To so qualify, the Fund must, among other things: (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or certain other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or foreign currencies and
(2) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, Government Securities, securities of other regulated investment companies and other securities, with such other securities limited, with respect to any one issuer, to an amount no greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than Government Securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses. In order to meet these requirements, the Fund may be restricted in the utilization of certain of the investment techniques described under "Investment Objectives and Policies."

     As a regulated investment company, the Fund will not be subject to U.S. Federal income tax on its net investment income (i.e., generally income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its "investment company taxable income" (as defined in the Code - generally, income other than its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers) plus or minus certain adjustments), and
(ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute.

     The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of
(i) 98% of its net investment income for that year and (ii) 98% of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year and certain undistributed amounts from previous years. For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under- or over-distribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

     If the Fund does not meet the 1940 Act asset coverage requirement or the eligible asset coverage amount requirement, the Fund will be required to suspend dividends and distributions to holders of Common Stock until such coverage is restored. See "Description of Capital Structure" in the Prospectus. A suspension of dividends and distributions might prevent the Fund from (1) satisfying the 90% distribution requirement described above, thereby causing the Fund to fail to qualify to be taxed as a regulated investment company, or (2) making sufficient distributions to avoid the 4% excise tax described above. Upon any failure to meet the eligible asset coverage amount requirement or the 1940 Act asset coverage requirement, the Fund will be required to redeem shares of its preferred stock (including AMPS) in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify to be taxed as a regulated investment company. There can be no assurance, however, that any such redemption would achieve such objectives.

     If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would constitute dividends (eligible for the corprote dividends received deduction, or "DRD"), even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains and generally would be eligible to be treated as "qualified dividend income" in the case of individual shareholders. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

     If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

     The Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     The Fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

     The Fund may acquire debt obligations that are treated as issued originally at a discount or having acquisition discount. Current U.S. Federal tax law requires a regulated investment company that holds a U.S. Treasury or other fixed income zero-coupon security to accrue as income each year a portion of the discount at which the security was issued, even though the holder receives no interest payment in cash on the security during the year. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year. Generally, the amount of the discount is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the original issue discount includable in income with respect to certain high-yield corporate debt obligations (including certain payment-in-kind securities) may be treated as a dividend for certain U.S. Federal income tax purposes. With respect to certain short-term debt obligations, the Fund may make one or more elections which could affect the character and timing of recognition of income.

     Some of the debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

     If the Fund holds the foregoing kinds of discounted securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

     FOREIGN INVESTMENTS. Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by the Fund will reduce the return on the Fund's investments.

TAXATION OF THE FUND'S U.S. SHAREHOLDERS

     DIVIDENDS AND DISTRIBUTIONS. Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each such shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund to such shareholders during January of the following calendar year.

     The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Fund also currently intends to distribute any of its net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, the Board of Directors of the Fund may in the future determine to instead retain any such excess for investment. If the Fund retains for investment an amount in excess of its net long-term capital gains less its net short-term capital losses and capital loss carryovers, it will be subject to a U.S. Federal corporate income tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund expects to designate such retained amounts as undistributed capital gains in a written notice to its shareholders each of whom
(a) will be required to include in income for U.S. Federal income tax purposes, as long-term capital gains, its proportionate share of the undistributed amount,
(b) will be entitled to credit its proportionate share of the 35% tax paid by the Fund on the undistributed amount against its own U.S. Federal income tax liabilities, if any, and to claim refunds to the extent its credits exceed its liabilities, and (c) will be entitled to increase its tax basis, for U.S. Federal income tax purposes, in its shares by an amount equal to 65% of the amount of undistributed capital gains included in its income. Organizations or persons not subject to U.S. Federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

     Distributions of net realized long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income.

     Under a recently enacted law, however, special rules apply to regular dividends paid to individuals. Such a dividend, with respect to taxable years ending on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the fund to an individual in a particular taxable year if 95% or more of the fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by the fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the fund in that taxable year if such qualified dividend income accounts for less than 95% of the fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, "qualified dividend income" generally means income from dividends received by the fund after December 31, 2002 from U.S. corporations and qualifying foreign corporations, provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income do not include any dividends received from tax exempt corporations. Also, dividends received by the Fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

     Based on the Fund's expected portfolio composition, it is anticipated that most of the Fund's regular dividends will not be eligible for the reduced rates. The Fund will send shareholders information after the end of each year setting forth the amount of dividends paid by the Fund that are eligible for the reduced rates.

     An AMP shareholder that (1) is taxed as a corporation for U.S. Federal income tax purposes, (2) meets the applicable holding period and taxable income requirements of Section 246 of the Code, (3) is not subject to the "debt-financed portfolio stock" rules of Section 246A of the Code with respect to such shareholder's investment in AMPS, and (4) otherwise is entitled to the DRD under Section 243 of the Code, will be entitled to claim a deduction in an amount equal to 70% of the dividends received on AMPS that are designated by the Fund as qualifying for the DRD. The Fund expects its portfolio to consist primarily of "hybrid" or taxable preferreds. For this reason, most of the Fund's distributions will generally not qualify for the DRD.

     If, for any taxable year of the Fund, the amount of distributions paid for such year exceeds its net investment income and net realized long-term and short-term gains for such year, the amount of such excess distribution will be treated as dividends up to the amount of the Fund's current and accumulated earnings and profits as calculated for U.S. Federal income tax purposes and any remaining excess distribution thereafter will, as a general rule, first be treated as a non-taxable return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and, after such basis has been reduced to zero, will constitute a capital gain to the shareholder (assuming that the AMPS are held as a capital asset). This reduction of basis would operate to increase the shareholder's capital gain (or decrease its capital loss) upon a sale, exchange or other disposition of its shares. Under current U.S. Federal income tax principles, current earnings and profits are allocated first to shares of preferred stock and any remaining current earnings and profits (after all distributions are taken into account on the preferred stock) are allocated to common stock. Thus, the Fund anticipates that it will allocate its current earnings and profits to distributions on the AMPS prior to an allocation of such earnings and profits to the Common Stock unless required to do otherwise by applicable law. Since the Fund anticipates that it will distribute substantially all of its net investment income and net realized long-term and short-term capital gains in each of its taxable years, the Fund does not expect to have significant amounts of accumulated earnings and profits.

     Dividends and distributions on the Fund's shares are generally subject to U.S. Federal income tax as described herein, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Distributions are taxable to a shareholder even if they are paid from income or gains earned by the Fund prior to the shareholder's investment (and thus included in the price paid by the shareholders).

     The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income

(such as ordinary income and capital gains) based upon the percentage of total dividends paid out of earnings and profits to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends between its Common Stock and preferred stock (including AMPS) in proportion to the total dividends paid out of earnings or profits to each class with respect to such tax year. Dividends qualifying the DRD and dividends that are attributable to QDI will similarly be allocated between and among these classes. Distributions in excess of the Fund's current and accumulated earnings and profits, if any, however, will not be allocated proportionately among the Common Shares and AMPS. Since the Fund's current and accumulated earnings and profits will first be used to pay dividends on the AMPS, distributions in excess of such earnings and profits, if any, will be made disproportionately to Common Shareholders.

     Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or in additional shares of the Fund. A shareholder whose distributions are reinvested in shares will generally be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder or the amount of cash allocated to the shareholder for the purchase of shares on its behalf.

     TENDER OFFERS TO PURCHASE SHARES. From time to time, the Fund may make a tender offer for its Common Shares. It is expected that the terms of any such offer will require a tendering shareholder to tender all Common Shares and dispose of all AMPS held (as well as any shares considered owned by such shareholder under attribution rules contained in the Code) by such shareholder. Under current law, a shareholder that tenders, in response to a tender offer by the Fund, all shares of the Fund owned by such shareholder (as well as any shares considered owned by such shareholder under attribution rules contained in the Code) will realize a taxable gain or loss depending upon the amount realized and such shareholder's basis in its shares. Such gain or loss will be treated as capital gain or loss if the shares are held as capital assets in the shareholder's hands and will be long-term or short-term depending upon the shareholder's holding period for the shares. If a shareholder tenders, in response to a tender offer by the Fund, less than all shares owned by and attributed to such shareholder (or if the Fund purchases only some of the shares tendered by such holder), the proceeds received may be treated as a taxable dividend, return of capital or capital gain depending on the Fund's earnings and profits and the shareholder's basis in the tendered shares.

     SALE OR EXCHANGE OF SHARES. Upon the sale, exchange or other taxable disposition of shares of the Fund that a shareholder holds as a capital asset, such shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

     However, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly purchased shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a taxable disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder (or amounts treated as undistributed capital gains) with respect to such shares. The Fund's investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.

     Under a recently enacted law, the maximum rate applicable to long-term capital gains recognized by individuals on or after May 28, 2003, through taxable years ending on or before December 31, 2008, is 15%.

     BACKUP WITHHOLDING. If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that it has provided a correct taxpayer identification number and that it is not subject to backup withholding, then the shareholder may be subject to a "backup withholding" tax (currently at a rate of 28%) with respect to (1) taxable dividends and capital gain distributions and (2) the proceeds of any sales or repurchases of Fund shares. An individual's taxpayer identification number is his social security number. The backup withholding tax is not an additional tax and may be credited against a taxpayer's U.S. Federal income tax liability. Corporate shareholders and certain other shareholders are or may be exempt from backup withholding.

     STATEMENTS AND NOTICES. Each shareholder will receive an annual statement as to the U.S. Federal income tax status of its dividends and distributions from the Fund for the prior calendar year. Furthermore, shareholders may also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the U.S. Federal income tax status of certain dividends and distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding year.

     OTHER TAXES. Dividends and distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

     SPECIAL REPORTING REGULATIONS. Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination or years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement but under current guidance shareholders of regulated investment companies are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

    THE FOREGOING IS ONLY A SUMMARY OF CERTAIN TAX CONSEQUENCES AFFECTING THE FUND AND ITS SHAREHOLDERS. PROSPECTIVE SHAREHOLDERS ARE ADVISED TO CONSULT
    THEIR OWN TAX ADVISORS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO
                       THEM OF AN INVESTMENT IN THE FUND.

            PERFORMANCE-RELATED AND COMPARATIVE AND OTHER INFORMATION

     From time to time in its advertising and sales literature, the Fund may include historical correlations of the market in preferred stocks, as measured by the Merrill Lynch Preferred Stock Hybrid Securities Index, with the investment-grade bond market, as measured by the Lehman Brothers Aggregate Bond Index, the non-investment grade bond market, as measured by the Lehman Brothers High Yield Index, and the equity market, as measured by the S&P 500 Index, with such correlations calculated by the Adviser. The Merrill Lynch Preferred Stock Hybrid Securities Index is an unmanaged index consisting of investment-grade exchange-traded preferred stocks with outstanding market values of at least $50 million and with maturities of at least one year that are covered by Merrill Lynch Fixed Income Research. The Lehman Brothers Aggregate Bond Index is an unmanaged index consisting of all investment-grade, publicly-issued, fixed-rate, dollar-denominated, nonconvertible debt issues and commercial mortgage-backed securities with maturities of at least one year and outstanding par values of at least $150 million. The Lehman Brothers High Yield Index is an unmanaged index covering the universe of fixed-rate non-investment-grade debt with maturities of at least one year and outstanding par values of at least $150 million and includes the debt of both U.S. and non-U.S. corporations. The S&P 500 is a capitalization-weighted index of 500 widely-held stocks designed to measure the performance of the broad domestic economy. Such correlations will be included to demonstrate the movement of the preferred stock market in relation to the equity and debt markets.

     The Fund's advertising and sales literature may also include a discussion of the anticipated ratings breakdown of the various components of the Fund's portfolio under various market conditions.

     From time to time, the Fund may quote the Fund's total return, aggregate total return, yield or other measures of performance in advertisements or in reports and other communications to shareholders. The Fund's performance will vary depending upon market conditions, the composition of its portfolio, its operating expenses and other factors. Consequently, any given performance quotation should not be considered representative of the Fund's performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

     From time to time, the Fund and/or the Adviser may report to shareholders or to the public in advertisements concerning the performance of the Adviser or on the comparative performance or standing of the Adviser in relation to other money managers. The Adviser also may provide current or prospective private account clients performance information for the Fund gross and/or net of fees and expenses for the purpose of assisting such clients in evaluating similar performance information provided by other investment managers or institutions. Comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information, whether related to the Fund or the Adviser, should be considered in light of the Fund's investment objectives and policies, portfolio characteristics and quality of the Fund, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. Performance information for the Fund may be compared to various unmanaged indexes.

     The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other closed-end funds based on data available through Lipper, Inc. ("Lipper"), Morningstar Inc. or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper, that the Fund believes to be generally accurate.

     Past performance is not necessarily indicative of future results.

     From the period from August 29, 2003 (commencement of the Fund's operations) through September 30, 2003, the Fund's net increase in net assets resulting from investment operations was $8,210,599.

                       COUNSEL AND INDEPENDENT ACCOUNTANTS

     Willkie Farr & Gallagher LLP serves as counsel to the Fund, and is located at 787 Seventh Avenue, New York, New York 10019. KPMG LLP, located at 99 High Street, Boston, Massachusetts 02110, has been appointed as independent accountants for the Fund. The Statement of Assets and Liabilities of the Fund as of August 8, 2003 incorporated by reference into this Statement of Additional Information has been so included in reliance on the report of KPMG LLP, independent accountants, given on the authority of the firm as experts in auditing and accounting.

                             ADDITIONAL INFORMATION

     A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby has been filed by the Fund with the SEC, Washington, D.C. The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. You may also review and copy the Registration Statement by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Registration Statement may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

                              FINANCIAL STATEMENTS

     The Statement of Assets and Liabilities of the Fund dated as of August 8, 2003, including the Notes thereto, and the report of KPMG LLP thereon dated August 21, 2003, included in the Fund's Prospectus dated August 26, 2003, relating to the Common Shares, is hereby incorporated by reference into this Statement of Additional Information, which means that such Statement of Assets and Liabilities and the Notes thereto are considered to be a part of this Statement of Additional Information. The Prospectus for the Common Shares was filed electronically with the SEC on August 27, 2003 (Accession No. 0001047469-03-029045). You may request a free copy of the Prospectus for the Common Shares by calling (800) 345-7999 or by writing to the Fund.

          FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND INCORPORATED
                            PORTFOLIO OF INVESTMENTS
                      AS OF SEPTEMBER 30, 2003 (UNAUDITED)



                                                                                   VALUE
SHARES/$ PAR                                                                      (NOTE 2)
------------                                                                    ------------
PREFERRED SECURITIES -- 35.0%
  FIXED RATE PREFERRED SECURITIES -- 35.0%
                BANKING -- 20.2%
                  ABN AMRO North America, Inc.:
       100,000    ABN AMRO Capital Fund Trust VI,
                  6.25% Pfd.                                                    $  2,491,000
                  The Colonial BancGroup, Inc.:
        20,000    Colonial Capital Trust IV,
                  7.875% Pfd.                                                        509,500
                  Dresdner Bank AG:
$    6,000,000    Dresdner Funding Trust I,
                  8.151% 06/30/29 Capital Security, Pvt., 144A***                  6,604,830
$      400,000    First Empire Capital Trust I,
                  8.234% 02/01/27 Capital Security                                   463,074
        18,000    Fleet Boston Financial Corporation,
                  Fleet Capital Trust VII,
                  7.20% Pfd.                                                         472,230
                  GreenPoint Financial Corporation:
$    5,000,000    GreenPoint Capital Trust I,
                  9.10% 6/1/27 Capital Security                                    5,868,225
$    4,000,000    HBOS Capital Funding LP,
                  6.85% 03/23/09 Capital Security                                  4,015,600
                  J.P. Morgan Chase & Co.:
$   10,000,000    Chase Capital I,
                  7.67% 12/01/26 Capital Security                                 11,256,850
                  KeyCorp:
       130,000    Keycorp Capital V,
                  5.875% Pfd., Series A                                            3,136,250
                  Marshall & Ilsley Corporation:
            10    Marshall & Ilsley Investment II,
                  8.875% Pfd., REIT, Pvt., 144A***                                 1,135,650
                  Royal Bank of Scotland Group PLC:
$    1,500,000    RBS Capital Trust B,
                  6.80% 12/29/49 Capital Security                                  1,509,953
                  Union Planters Corporation:
$    5,000,000    Union Planters Capital Trust,
                  8.20% 12/15/26 Capital Security                                  5,681,275
        10,000    U.S. Bancorp,
                  USB Capital IV, 7.35% Pfd.                                         266,450
                  Wachovia Corporation:
       130,000    Wachovia Preferred Funding,
                  7.25% Pfd., Series A                                             3,539,900
                                                                                ------------
                TOTAL BANKING FIXED RATE PREFERRED SECURITIES                     46,950,787
                                                                                ------------
                FINANCIAL SERVICES -- 4.5%
                  Countrywide Financial Corporation:
       200,000    Countrywide Capital IV,
                  6.75% Pfd., Series A                                             5,041,000
       199,000    Lehman Brothers Holdings, Inc.,
                  6.50% Pfd., Series F                                             5,308,325*

                TOTAL FINANCIAL SERVICES FIXED RATE PREFERRED SECURITIES          10,349,325

                INSURANCE -- 7.1%
       177,380    ACE Ltd.,
                  7.80% Pfd., Series C                                             4,638,487
                  The St. Paul Companies, Inc.:
$    2,990,000    USF&G Capital,
                  8.312% 07/01/46 Capital Security, Pvt. 144A***                   3,512,263
$    5,000,000    Zurich Capital Trust I,
                  8.376% 06/01/37 Capital Security 144A***                      $  5,785,200
         2,500    Zurich RegCaPS Fund Trust I,
                  6.01% Pfd., Pvt. 144A***                                         2,505,725*
                                                                                ------------
                TOTAL INSURANCE FIXED RATE PREFERRED SECURITIES                   16,441,675
                                                                                ------------
                UTILITIES -- 2.2%
        25,000    Indianapolis Power & Light Company,
                  5.65% Pfd.                                                       2,039,875*
        90,000    Interstate Power & Light Company,
                  7.10% Pfd.                                                       2,425,050*
                  TXU US Holdings Company:
        29,300    TXU Capital I,
                  7.25% Pfd., Series A                                               731,621
                                                                                ------------
                TOTAL UTILITIES FIXED RATE PREFERRED SECURITIES                    5,196,546
                                                                                ------------
                MISCELLANEOUS INDUSTRIES-- 1.0%
        34,000    Ocean Spray Cranberries, Inc.,
                  6.25% Pfd., Pvt., 144A***                                        2,425,050*
                                                                                ------------
                TOTAL FIXED RATE PREFERRED SECURITIES                             81,363,383
                                                                                ------------
                TOTAL PREFERRED SECURITIES
                  (Cost $78,173,821)                                              81,363,383
                                                                                ------------
CORPORATE DEBT SECURITIES -- 30.8%
                BANKING -- 1.8%
$    4,000,000    Zions Bancorporation,
                  6.00% 09/15/15 Capital Security                                  4,289,340
                                                                                ------------
                INSURANCE -- 11.9%
$    1,900,000    Marsh & McLennan Companies,
                  5.875% 08/01/33 Capital Security,
                  Senior Notes                                                     1,907,239
$    8,400,000    Travelers Property Casualty,
                  6.375% 03/15/33 Capital Security,
                  Senior Notes                                                     8,920,674
$    7,000,000    UnumProvident Corporation,
                  7.25% 03/15/28 Capital Security,
                  Senior Notes                                                     6,780,375
$   10,315,000    Western & Southern Financial,
                  5.75% 07/15/33 Capital Security,
                  Pvt., 144A***                                                    9,934,273
                                                                                ------------
                TOTAL INSURANCE CORPORATE DEBT SECURITIES                         27,542,561
                                                                                ------------
                OIL & GAS-- 0.2%
$      500,000    KN Energy, Inc.,
                  7.45% 03/01/98 Capital Security                                    558,548
                                                                                ------------
                UTILITIES -- 13.4%
$    7,000,000    AEP Texas Central Company,
                  6.65% 02/15/33 Capital Security, Pvt., 144A***                   7,318,325
$    5,000,000    Duke Capital Corporation,
                  8.00% 10/01/19  Capital Security,
                  Senior Notes                                                     5,596,675

                                                                                   VALUE
SHARES/$ PAR                                                                      (NOTE 2)
------------                                                                    ------------
$    6,215,000    Progress Energy, Inc.,
                  7.75% 03/01/31 Capital Security                                  7,139,015
                  TXU US Holding Company:
$    5,670,000    Oncor Electric,
                  7.25% 01/15/33 Capital Security, Pvt. 144A***                    6,496,658

CORPORATE DEBT SECURITIES (CONTINUED)
  UTILITIES (CONTINUED)
$    4,000,000    Wisconsin Electric Power Company,
                  6.875% 12/1/95 Capital Security$                                 4,464,140

                TOTAL UTILITIES CORPORATE DEBT SECURITIES                         31,014,813

                MISCELLANEOUS -- 3.5%
$    8,000,000    Ford Motor Credit Company,
                  7.00% 10/1/13 Capital Security                                   8,056,920
                                                                                ------------
                TOTAL CORPORATE DEBT SECURITIES
                  (Cost $68,846,585)                                              71,462,182
                                                                                ------------
COMMON STOCKS AND CONVERTIBLE SECURITIES -- 3.2%
                INSURANCE -- 0.7%
        50,000    UnumProvident Corporation,
                  8.25% Pfd. Convertible                                           1,615,750

                UTILTITIES -- 2.5%
       100,000    FPL Group, Inc.,
                  8.50% Pfd. Convertible, Series A                                 5,727,000
                                                                                ------------
                TOTAL COMMON STOCKS AND CONVERTIBLE SECURITIES
                  (Cost $7,237,900)                                                7,342,750
                                                                                ------------
U.S. GOVERNMENT AND AGENCY DEBT SECURITIES-- 34.1%
                  United States Treasury Bond:
$ 15,000,000      8.00 11/15/21                                                   20,787,525
$ 50,000,000      6.25 08/15/23                                                   58,368,500
                                                                                ------------
                TOTAL U.S. GOVERNMENT AND AGENCY DEBT SECURITIES
                  (Cost $75,171,418)                                              79,156,025
                                                                                ------------
OPTION CONTRACTS -- 0.4%  (Cost $3,129,429)
         1,782    Put Option on U.S. Treasury Bond,
                  December  Futures,
                  Expiring 11/22/03                                                  947,687+
                                                                                ------------
MONEY MARKET FUND-- 1.0%  (Cost $2,448,620)
     2,448,620    BlackRock Provident Institutional TempFund, 0.95%                2,448,620
                                                                                ------------
TOTAL INVESTMENTS (Cost $235,007,773**)                104.5%                    242,720,647
OTHER ASSETS AND LIABILITIES (Net)                      (4.5)%                   (10,455,031)
                                                ------------                    ------------
TOTAL NET ASSETS AVAILABLE TO COMMON STOCK             100.0%                   $232,265,616
                                                ============                    ============



----------
          *  Securities eligible for the Dividends Received Deduction.
         **  Aggregate cost of securities held.
        ***  Securities exempt from registration under Rule
             144A of the Securities Act of 1933. These securities may by resold in transactions exempt from registration to qualified institutional buyers.
          +  Non-income producing.
             Abbreviations:
       REIT  -- Real Estate Investment Trust
       Pfd.  -- Preferred Securities
       Pvt.  -- Private Placement Securities
             Capital Securities are treated as debt instruments for financial statement purposes and the amounts shown in the Shares/$ Par column are dollar amounts of par value.

          FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND INCORPORATED

                       STATEMENT OF ASSETS AND LIABILITIES
                      AS OF SEPTEMBER 30, 2003 (UNAUDITED)



ASSETS:
     Investments, at value (Cost $235,007,773)
       (See accompanying schedule)                                                                   $   242,720,647
     Dividends and interest receivable                                                                     2,520,910
     Offering cost receivable                                                                                260,000
     Prepaid expenses                                                                                        252,970
                                                                                                     ----------------
          Total Assets                                                                                   245,754,527
LIABILITIES:
     Payable for securities purchased                                              $  12,719,465
     Offering cost payable                                                               584,544
     Investment advisory fee payable                                                     113,497
     Administration, Transfer Agent and Custodian fees and expenses payable               29,216
     Servicing agent fees payable                                                          6,425
     Professional fees payable                                                            19,309
     Accrued expenses and other payables                                                  16,455
                                                                                   --------------
          Total Liabilities                                                                               13,488,911
                                                                                                     ----------------

NET ASSETS AVAILABLE TO COMMON STOCK                                                                 $   232,265,616
                                                                                                     ================

NET ASSETS AVAILABLE TO COMMON STOCK CONSIST OF:
     Undistributed net investment income                                                             $       691,163
     Accumulated net realized loss on investments sold                                                      (193,438)
     Unrealized appreciation of investments                                                                7,712,874
     Par value of Common Stock                                                                                94,042
     Paid-in capital in excess of par value of Common Stock                                              223,960,975
                                                                                                     ----------------
             Total Net Assets Available to Common Stock                                              $   232,265,616
                                                                                                     ================

NET ASSET VALUE PER SHARE OF COMMON STOCK:
COMMON STOCK (9,404,198 SHARES OUTSTANDING)                                                          $         24.70
                                                                                                     ================

           FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND INCORPORATED

                             STATEMENT OF OPERATIONS

           FOR THE PERIOD AUGUST 29, 2003 (COMMENCEMENT OF OPERATIONS)
                        TO SEPTEMBER 30, 2003 (UNAUDITED)



INVESTMENT INCOME:
     Dividends                                                                                          $      143,280
     Interest                                                                                                  765,317
                                                                                                        ---------------
          Total Investment Income                                                                              908,597

EXPENSES:
     Investment advisory fee                                                       $ 113,497
     Servicing agent fee                                                               6,425
     Administration fee                                                               18,925
     Professional fees                                                                19,309
     Insurance expense                                                                22,928
     Shareholder transfer agent fees and expenses                                      7,313
     Directors' fees and expenses                                                     13,061
     Custodian fees and expenses                                                       2,978
     Other                                                                            12,998
                                                                                   ---------
          Total Expenses                                                                                       217,434
                                                                                                        ---------------

NET INVESTMENT INCOME                                                                                          691,163
                                                                                                        ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     Net realized loss on investments sold during the period                                                  (193,438)
     Change in unrealized appreciation of investments during the year                                        7,712,874
                                                                                                        ---------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                                              7,519,436
                                                                                                        ---------------

NET INCREASE IN NET ASSETS TO COMMON STOCK RESULTING FROM OPERATIONS                                    $    8,210,599
                                                                                                        ===============

           FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND INCORPORATED

                       STATEMENT OF CHANGES IN NET ASSETS

           FOR THE PERIOD AUGUST 29, 2003 (COMMENCEMENT OF OPERATIONS)
                     THROUGH SEPTEMBER 30, 2003 (UNAUDITED)



OPERATIONS:
     Net investment income                                                                           $     691,163
     Net realized loss on investments sold during the period                                              (193,438)
     Change in net unrealized appreciation of investments during the year                                7,712,874
                                                                                                     --------------
     Net increase in net assets resulting from operations                                                8,210,599

FUND SHARE TRANSACTIONS:
     Increase from Common Stock transactions                                                           224,425,000
     Cost of Common Stock offering                                                                        (470,000)
                                                                                                     --------------
     Net increase in net assets available to Common Stock resulting from Fund share transactions       223,955,000
                                                                                                     --------------

NET INCREASE IN NET ASSETS AVAILABLE TO COMMON STOCK FOR THE PERIOD                                    232,165,599

NET ASSETS AVAILABLE TO COMMON STOCK:
     Beginning of period                                                                                   100,017
                                                                                                     --------------
     End of period (including undistributed net investment income of  $691,163)                      $ 232,265,616
                                                                                                     ==============

           FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND INCORPORATED

                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.   ORGANIZATION

     Flaherty & Crumrine/Claymore Total Return Fund Incorporated (the "Fund") was incorporated as a Maryland corporation on July 18, 2003, and commenced operations on August 29, 2003 as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objective is to provide its common shareholders with high current income. The Fund's secondary investment objective is capital appreciation.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

PORTFOLIO VALUATION: The net asset value of the Fund's Common Stock is determined by the Fund's Administrator no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund's net assets attributable to common shares by the number of shares of Common Stock outstanding. The value of the Fund's net assets attributable to common shares is deemed to equal the value of the Fund's total assets less the Fund's liabilities.

     Securities listed on a national securities exchange are valued on the basis of the last sale on such exchange on the day of valuation, except as described hereafter. In the absence of sales of listed securities and with respect to (a) securities for which the most recent sale prices are not deemed to represent fair market value and (b) unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices when quoted prices for investments are readily available. Investments in over-the-counter derivative instruments, such as interest rate swaps or options thereon ("swaptions") are valued at the prices obtained from the broker/dealer or bank that is the counterparty to such instrument, subject to comparison of such valuation with a valuation obtained from a broker/dealer or bank that is not a counterparty to the particular derivative instrument. Investments for which market quotations are not readily available or for which management determines that the prices are not reflective of current market conditions are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are comparable in quality, maturity and type. Investments in money market instruments, which mature in 60 days or less, are valued at amortized cost. Investments in money market funds are valued at the net asset value of such funds.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis. The Fund also amortizes premiums and accretes discounts on those fixed income securities, which trade and are quoted on an "accrued income" basis.

OPTIONS: Upon the purchase of an option by the Fund, the total purchase price paid is recorded as an investment. The market valuation is determined as set forth in the preceding portfolio valuation paragraph. When the Fund enters into a closing sale transaction, the Fund will record a gain or loss depending on the difference between the purchase and sale price. The risks associated with purchasing options and the maximum loss the Fund would incur is limited to the purchase price originally paid.

REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. The Fund's Investment Adviser reviews and approves the eligibility of the banks and dealers with which the Fund may enter into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral through its custodian and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund expects to declare dividends on a monthly basis to shareholders of Common Stock. Distributions to Shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to Shareholders at least annually. Any net realized long-term capital gains may be distributed to Shareholders at least annually or may be retained by the Fund as determined by the Fund's Board of Directors. Capital gains retained by the Fund are subject to tax at the capital gains corporate tax rate. Subject to the Fund qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term gains may be used by the Fund's Shareholders as a credit against their own tax liabilities.

FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no Federal income tax provision will be required.

EXCISE TAX: The Internal Revenue Code of 1986, as amended, imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long term and short term) for its fiscal year and (2) certain undistributed amounts from previous years.

3. INVESTMENT ADVISORY FEE, SERVICING AGENT FEE, ADMINISTRATION FEE, CUSTODIAN FEE, TRANSFER AGENT FEE AND DIRECTORS' FEES

      Flaherty & Crumrine Incorporated (the "Adviser") serves as the Fund's Investment Adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.575% on the first $200 million of the Fund's average weekly total managed assets, 0.50% of the next $300 million of the Fund's average weekly total managed assets, and 0.45% on the Fund's average weekly total managed assets above $500 million.

     For purposes of calculating such fee and the fees to the Servicing Agent, the Administrator and the Custodian (described below), the Fund's average weekly total managed assets means the total assets of the Fund (including assets attributable to any preferred shares that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt representing financial leverage). For purposes of determining total managed assets, the liquidation preference of any preferred shares issued by the Fund is not treated as a liability.

     Claymore Securities, Inc. (the "Servicing Agent") serves as the Fund's servicing agent. In this capacity, it acts as shareholder servicing agent to the Fund. As compensation for its services, the Fund pays the Servicing Agent a fee computed and paid monthly at the annual rate of 0.025% of the first $200 million of the Fund's average weekly total managed assets, 0.10% of the next $300 million of the Fund's average weekly total managed assets and 0.15% of the Fund's average weekly total managed assets above $500 million.

     PFPC Inc., a member of the PNC Financial Services Group, Inc. ("PNC Financial Services"), serves as the Fund's Administrator. As Administrator, PFPC Inc. calculates the value of the Fund's net assets attributable to common shares and generally assists in all aspects of the Fund's administration and operation. As compensation for PFPC Inc.'s services as Administrator, the Fund pays PFPC Inc. a monthly fee at an annual rate of 0.10% on the first $200 million of the Fund's average weekly total managed assets, 0.04% on the next $300 million of the Fund's average weekly total managed assets and 0.03% on the next $500 million of the Fund's average weekly total managed assets and 0.02% on the Fund's average weekly total managed assets above $1 billion.

     PFPC Inc. also serves as the Fund's Common Stock dividend-paying agent and registrar and, as compensation for PFPC Inc.'s services as such, the Fund pays PFPC Inc. a fee at an annual rate of 0.02% on the first $150 million of the Fund's average weekly net assets attributable to common shares, 0.01% on the next $350 million of the Fund's average weekly net assets attributable to common shares, and 0.005% on the next $500 million of the Fund's average weekly net assets attributable to the common shares and 0.0025% on the Fund's average weekly net assets attributable to the common shares above $1 billion, plus certain out-of-pocket expenses. For purpose of calculating such fee, the Fund's average weekly net assets attributable to the common shares will be deemed to be the average weekly value of the Fund's total assets minus the sum of the Fund's liabilities and accumulated dividends, if any, on preferred shares. For this calculation, the Fund's liabilities INCLUDE the aggregate liquidation preference of any outstanding Fund preferred shares.

     PFPC Trust Company ("PFPC Trust") serves as the Fund's Custodian. PFPC Trust is an indirect subsidiary of PNC Financial Services. As compensation for PFPC Trust's services as custodian, the Fund pays PFPC Trust a monthly fee at the annual rate of 0.010% on the first $200 million of the Fund's average weekly total managed assets, 0.008% on the next $300 million of the Fund's average weekly total managed assets, 0.006% on the next $500 million of the Fund's average weekly total managed assets, and 0.005% on the Fund's average weekly total managed assets above $1 billion.

    The Fund currently pays each Director who is not a director, officer or employee of the Adviser or the Servicing Agent a fee of $9,000 per annum, plus $500 for each in-person meeting of the Board of Directors or any committee and $100 for each telephone meeting. In addition, the Fund will reimburse all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

4.   PURCHASES AND SALES OF SECURITIES

     For the period from inception through September 30, 2003, the cost of purchases of US Government and other securities, excluding short-term investments, aggregated $88,382,813 and $154,266,531, respectively. Proceeds from sales of US Government securities, excluding short-term investments, aggregated $13,686,719.

     At September 30, 2003, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $9,913,523 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $2,200,649.

5.   COMMON STOCK

     There are 250,000,000 shares of capital stock authorized of which 240,000,000 are classified as Common Stock, par value $0.01 per share. At September 30, 2003, there were 9,404,198 shares of Common Stock issued and outstanding.

     ORGANIZATION EXPENSES AND COSTS OF THE COMMON STOCK OFFERING:
Organization expenses relating to organizing the Fund of $12,000 have been paid by the Adviser. Costs of the Common Stock offering were estimated to be approximately $730,000. The Adviser has also agreed to pay offering costs (excluding sales charges) that exceed $0.05 per share. Costs of the Common Stock offering up to $0.05 per share and sales charges will be borne by the Fund and its shareholders and are accounted for as a reduction to paid-in capital. Based on the initial offering of 9,000,000 shares, and the subsequent offering of 400,000 shares through exercise of the underwriter's over-allotment option in connection with the initial offering, $470,000 of the offering costs will be borne by the Fund and $260,000 will be borne by the Adviser.

     Common Stock transactions are reflected in the following table:

                  PERIOD ENDED 9/30/03 (FUND INCEPTION TO DATE)

                                             Shares        Gross Amount       Sales Load        Net Amount
Beginning Capitalization                       4,198           $100,017               $0          $100,017

Initial Public Offering on 08/27/03        9,000,000        225,000,000       10,125,000       214,875,000

Shares offered through exercise of
Underwriters over-allotment option
         On 09/12/03                         400,000        $10,000,000          450,000         9,550,000

                                       --------------------------------------------------------------------
            Total                          9,404,198       $235,100,017      $10,575,000      $224,525,017

6.   PORTFOLIO INVESTMENTS, CONCENTRATION AND INVESTMENT QUALITY

     The Fund invests primarily in a diversified portfolio of preferred and debt securities. This includes fully taxable ("hybrid") preferred securities and traditional preferred stocks eligible for the inter-corporate Dividends Received Deduction ("DRD"). Under normal market conditions, at least 50% of the value of the Fund's total assets will be invested in preferred securities. A security will be characterized as a hybrid preferred security (a) if an issuer can defer payment of income for eighteen months or more without triggering an event of default and (b) if such issue is a junior and fully subordinated liability of an issuer or its ultimate guarantor. Under normal market conditions, the Fund invests at least 25% of its total assets in securities issued by companies in the utilities industry and at least 25% of its total assets in securities issued by companies in the banking industry. Because of the Fund's concentration of investments in the utility industry and in the banking industry, the ability of the Fund to maintain its dividend and the value of the Fund's investments could adversely affected by the possible inability of companies in these industries to pay dividends and interest on their securities and the ability of holders of securities of such companies to realize any value from the assets of the issuer upon liquidation or bankruptcy.

      The Fund may invest up to 20% of its total assets in securities rated below investment grade. These securities must be rated at least either "Ba3" by Moody's Investors Service, Inc. or "BB-" by Standard & Poor's or judged to be comparable in quality, in either case, at the time of purchase; however, these securities must be issued by an issuer having a class of senior debt rated investment grade outstanding.

     The Fund may invest up to 15% of its total assets in common stocks, which total includes those convertible securities that trade in close relationship to the underlying common stock of an issuer.

7.   SPECIAL INVESTMENT TECHNIQUES

     The Fund may employ certain investment techniques in accordance with its fundamental investment policies. These may include the use of when-issued and delayed delivery transactions. Securities purchased or sold on a when-issued or delayed delivery basis may be settled within 45 days after the date of the transaction. Such transactions may expose the Fund to credit and market valuation risk greater than that associated with regular trade settlement procedures.

      The Fund may also enter into transactions, in accordance with its fundamental investment policies, involving any or all of the following: lending of portfolio securities, short sales of securities, futures contracts, interest rate swaps, options on futures contracts, options on securities and swaptions and credit derivatives (including credit default swaps and market spread swaps). As in the case of when-issued securities, the use of over-the-counter derivatives, such as interest rate swaps and swaptions, credit default swaps, and other credit derivatives, may expose the Fund to greater credit, operations, and market value risk than is the case with regulated, exchange traded futures and options. With the exception of purchasing securities on a when-issued or delayed delivery basis or lending portfolio securities, these transactions are used for hedging or other appropriate risk-management purposes or, under certain other circumstances, to increase income. As of September 30, 2003, the Fund owned put options on both U.S. Treasury bond and note futures contracts. No assurance can be given that such transactions will achieve their desired purposes or will result in an overall reduction of risk to the Fund.

                                  APPENDIX A -
                             RATINGS OF INVESTMENTS

            Description of certain ratings assigned by Moody's and S&P:

MOODY'S

            PREFERRED STOCK RATINGS

            "Aaa"--Preferred stocks which are rated "Aaa" are judged to be of best quality. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

            "Aa"--preferred stocks which are rated "Aa" are judged to be of high quality by all standards. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

            "A" --Preferred stocks which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade. While risks are judged to be somewhat greater than in the "Aaa" and "Aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

            "Baa"--Preferred stocks which are rated "Baa" are considered as medium-grade obligations (they are neither highly protected nor poorly secured). Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

            "Ba"--Preferred stocks which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes securities in this class.

            Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification above in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

            COMMERCIAL PAPER RATINGS

            The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers (or related supporting institutions) rated P-1 have a superior ability for repayment of senior short-term debt obligations, and will normally be evidenced by leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

S&P

            PREFERRED STOCK RATINGS

            AAA--This is the highest rating that may be assigned to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

            AA--A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

            A--An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

            BBB--An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category than for issues in the A category.

            BB--An issue rated BB is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to repay preferred stock obligations, but has less near-term vulnerability to default than other speculative issues. While such issues will likely have some quality and protective characteristics, these are outweighed by major ongoing uncertainties or risk exposure to adverse business, financial or economic conditions, which could lead to inadequate capacity to meet timely payments.

            To provide more detailed indications of preferred stock quality, the ratings of AA, A, BBB and BB may be modified by the addition of a plus (+) or a minus (-) sign to show the relative standing within the major rating categories.

            COMMERCIAL PAPER RATINGS

            An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

            A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

            This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

                                  APPENDIX B -
                             ARTICLES SUPPLEMENTARY

           FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND INCORPORATED

             FORM OF ARTICLES SUPPLEMENTARY ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES OF AUCTION MARKET PREFERRED STOCK

     Flaherty & Crumrine/Claymore Total Return Fund Incorporated (the "Fund"), a Maryland corporation having its principal Maryland office in the City of Baltimore in the State of Maryland, certifies to the State Department of Assessments and Taxation of Maryland that:

     First: Pursuant to authority expressly vested in the Board of Directors of the Fund by Article V of its Articles of Incorporation, as amended (which as hereafter amended, restated and supplemented from time to time, is together with these Articles Supplementary, the "Charter"), and the Maryland General Corporation Law (the "MGCL"), the Board of Directors has duly classified out of the Fund's authorized and unissued preferred stock, and authorized the creation and issuance of 5,140 shares of the Fund's Auction Market Preferred Stock, par value $.01 per share, liquidation preference $25,000 per share, having such designations as to series, and such number of shares per series, as are set forth under "Designations" below (each a "Series" of Auction Market Preferred Stock and, together, the "Preferred Shares").

     Second: Pursuant to Section 2-411 of the MGCL and authority granted by
Article 3 of the Fund's By-laws, the Board of Directors of the Fund has appointed a pricing committee (the "Pricing Committee") and has authorized such Pricing Committee to fix the terms of the Preferred Shares for each Series, as set forth herein.

     Third: The preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of each Series of Preferred Shares are as follows:

                                   DESIGNATION

     Series T7: A series of 2,570 Preferred Shares, liquidation preference $25,000 per share, is designated "Series T7 Auction Market Preferred Stock" ("Series T7"). The Initial Rate Period for Series T7 shall be the period from and including the Date of Original Issue thereof to but excluding ______ __, 2003. Each share of Series T7 shall have an Applicable Rate for its Initial Rate Period equal to _____% per annum and an Initial Dividend Payment Date of _______ __, 2003, and each share of Series T7 shall have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or set forth in the Charter applicable to preferred stock of the Fund, as are set forth in Part I and Part II of these Articles Supplementary. The Series __7 shall constitute a separate series of Preferred Shares of the Fund.

     Series W28: A series of 2,570 Preferred Shares, liquidation preference $25,000 per share, is designated "Series W28 Auction Market Preferred Stock" ("Series W28"). The Initial Rate Period for Series W28 shall be the period from and including the Date of Original Issue thereof to but excluding _______ __, 2003. Each share of Series W28 shall have an Applicable Rate for its Initial Rate Period equal to ____% per annum and an Initial Dividend Payment Date of _______ __, 2003, and each share of Series W28 shall have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or set forth in the Charter applicable to preferred stock of the Fund, as are set forth in Part I and Part II of these Articles Supplementary. The Series W28 shall constitute a separate series of Preferred Shares of the Fund.

     The Board of Directors of the Fund may, in the future, authorize the issuance of additional shares of the Fund's Preferred Shares as Series T7 and/or W28 with (except to the extent otherwise determined by the Board of Directors) the same preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption and other terms of the respective series herein described, except that the Applicable Rate for the Initial Rate Period, the Initial Dividend Payment Date and any other changes in the terms herein set forth shall be as set forth in Articles Supplementary with respect to such additional shares.

                                   DEFINITIONS

     As used in Parts I and II of these Articles Supplementary, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless otherwise defined or unless the context otherwise requires:

          (a) "'AA' Financial Composite Commercial Paper Rate" on any date shall mean (i) (A) in the case of any Rate Period of 7 Rate Period Days or fewer, the interest equivalent of the 7-day rate and, in the case of any Rate Period of eight or more but fewer than 49 Rate Period Days, the interest equivalent of the 30-day rate; and (B) in the case of any Special Rate Period of (1) 49 or more but fewer than 70 Rate Period Days, the interest equivalent of the 60-day rate, (2) 70 or more but fewer than 85 Rate Period Days, the arithmetic average of the interest equivalent of the 60-day and 90-day rates, (3) 85 or more but fewer than 99 Rate Period Days, the interest equivalent of the 90-day rate, (4) 99 or more but fewer than 120 Rate Period Days, the arithmetic average of the interest equivalent of the 90-day and 120-day rates, (5) 120 or more but fewer than 141 Rate Period Days, the interest equivalent of the 120-day rate, (6) 141 or more but fewer than 162 Rate Period Days, the arithmetic average of the 120-day and 180-day rates, and (7) 162 or more but fewer than 184 Rate Period Days, the interest equivalent of the 180-day rate, in each of the above cases on commercial paper placed on behalf of financial issuers whose corporate bonds are rated "AA" by S&P or the equivalent of such rating by S&P or another Rating Agency selected by the Fund, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day next preceding such date; or (ii) in the event that the Federal Reserve Bank of New York does not make available any such rate, then the arithmetic average of such rates, as quoted on a discount basis or otherwise, by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day next preceding such date. If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Financial Composite Commercial Paper Rate, the "AA" Financial Composite Commercial Paper Rate shall be determined on the basis of the quotation or quotations furnished by the remaining Commercial Paper Dealer or Commercial Paper Dealers and any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Fund to provide such rate or rates not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers, as the case may be, or, if the Fund does not select any such Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers, by the remaining Commercial Paper Dealer or remaining Commercial Paper Dealers. For purposes of this definition, the "interest equivalent" of a rate stated on a discount basis (a "discount rate") for commercial paper of a given number of days' maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (.001) of 1%) of (A) the discount rate divided by (B) the difference between (x) 1.00 and
     (y) a fraction, the numerator of which shall be the product of the discount rate times the number of days until such commercial paper matures and the denominator of which shall be 360.

          (b) "Accountant's Confirmation" shall have the meaning specified in paragraph 6(c) of Part I of these Articles Supplementary.

          (c) "Affiliate" shall mean, when used with respect to the Fund, any Person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; provided, however, that no corporation or Person controlled by, in control of or under common control with such corporation, a Director, director or executive officer of which is a Director, shall be deemed to be an Affiliate solely because such Director, director or executive officer is also a Director.

          (d) "Agent Member" shall mean a member of or participant in the Securities Depository that will act on behalf of a Bidder.

          (e) "Applicable Rate" shall have the meaning specified in paragraph 2(e)(i) of Part I of these Articles Supplementary.

          (f) "Approved Foreign Nation" has the meaning set forth in "Fitch Eligible Assets."

          (g) "Auction" shall mean each periodic implementation of the Auction Procedures.

          (h) "Auction Agent" means Wilmington Trust Company unless and until another commercial bank, Fund company or other institution appointed by a resolution of the Board of Directors of the Fund or a duly authorized committee thereof enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable Rate and to act as transfer agent, registrar, dividend disbursing agent and redemption agent for the Preferred Shares.

          (i) "Auction Date," with respect to any Rate Period, shall mean the Business Day next preceding the first day of such Rate Period.

          (j) "Auction Procedures" shall mean the procedures for conducting Auctions set forth in Part II of these Articles Supplementary, as such procedures may be amended from time to time.

          (k) "Available Preferred Shares" shall have the meaning specified in paragraph 3(a) of Part II of these Articles Supplementary.

          (l) "Beneficial Owner," with respect to any Preferred Shares, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of such Preferred Shares.

          (m) "Bid" and "Bids" shall have the respective meanings specified in paragraph 1(a) of Part II of these Articles Supplementary.

          (n) "Bidder" and "Bidders" shall have the respective meanings specified in paragraph 1(a) of Part II of these Articles Supplementary; provided, however, that neither the Fund nor any Affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an Affiliate of the Fund may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

          (o) "Broker-Dealer" shall mean any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer in Part II of these Articles Supplementary, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected or approved by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

          (p) "Broker-Dealer Agreement" shall mean an agreement between the Auction Agent on behalf of the Fund and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in Part II of these Articles Supplementary.

          (q) "Business Day" shall mean a day on which the New York Stock Exchange is open for trading and which is neither a Saturday nor a Sunday nor any other day on which banks in The City of New York, New York, are authorized by law to close.

          (r) "Commercial Paper Dealers" shall mean Lehman Commercial Paper Incorporated, Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and any other commercial paper dealer selected by the Fund as to which Moody's, Fitch or any Substitute Rating Agency then rating the Preferred Shares shall not have objected or, in lieu of any thereof, their respective affiliates or successors, if such entities are commercial paper dealers.

          (s) "Common Shares" shall mean the shares of common stock of the Fund.

          (t) "Cure Date" shall mean the Preferred Shares Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be.

          (u) "Date of Original Issue," with respect to the Preferred Shares, shall mean the date on which the Fund initially issues the Preferred Shares.

          (v)       "Debt Securities" has the meaning set forth in paragraph
     (iv) of "Fitch Eligible Assets."

          (w)       "Default" has the meaning set forth in paragraph 2(e)(ii) of
     Part I of these Articles Supplementary.

          (x) "Default Period" has the meaning set forth in paragraph 2(e)(ii) of Part I of these Articles Supplementary.

          (y) "Default Rate" has the meaning set forth in paragraph 2(e)(ii) of Part I of these Articles Supplementary.

          (z) "Deposit Securities" shall mean cash and any obligations or securities, including Short-Term Money Market Instruments that are Eligible Assets, rated at least AAA, A-1 or SP-1 by S&P, except that, for purposes of the restriction set forth in paragraph 8(a)(iii) of Part I of these Articles Supplementary, obligations or securities will be considered "Deposit Securities" only if they also are rated at least P-1 by Moody's.

          (aa)      "Directors" shall mean the directors of the Fund.

          (bb) "Discounted Value," as of any Valuation Date, shall mean with respect to a Fitch Eligible Asset or Moody's Eligible Asset the quotient of the Market Value of an Eligible Asset divided by the Fitch Discount Factor for a Fitch Eligible Asset or the Moody's Discount Factor for a Moody's Eligible Asset, provided that with respect to an Eligible Asset that is currently callable, Discounted Value will be equal to the quotient as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, Discounted Value will be equal to the quotient as calculated above or the face value, whichever is lower; and provided further that, for so long as the Preferred Shares are rated by Moody's or Fitch, unless Moody's or Fitch, respectively, advises the Fund in writing that such action will not adversely affect its then-current rating on the Preferred Shares, the Fund will assume that for purposes of determining the Discounted Value, when the Fund has purchased futures contracts or has written put options, ownership by the Fund of the underlying asset, which will be the security resulting in the lowest Discounted Value when delivery may be made to the Fund with any of a class of securities.

          (cc) "Dividend Default" has the meaning set forth in paragraph 2(e)(ii) of Part I of these Articles Supplementary.

          (dd) "Dividend Payment Date" with respect to a Series of Preferred Shares shall mean, for the Initial Rate Period of such Series, the Initial Dividend Payment Date for such Series, and for any Subsequent Rate Period, any date on which dividends are payable on a Series of Preferred Shares pursuant to the provisions of paragraph 2(d) of Part I of these Articles Supplementary.

          (ee) "Dividend Period" with respect to a Series of Preferred Shares shall mean the period from and including the Date of Original Issue of such Series to but excluding the Initial Dividend Payment Date for such Series and any period thereafter from and including one Dividend Payment Date for such Series to but excluding the next succeeding Dividend Payment Date for such Series.

          (ff) "Eligible Asset" means a Fitch Eligible Asset or a Moody's Eligible Asset, as applicable.

          (gg) "Existing Holder" shall mean a Broker-Dealer (or any such other Person as may be permitted by the Fund) that is listed on the records of the Auction Agent as a holder of Preferred Shares.

          (hh)      "Fitch" means Fitch Ratings and its successors at law.

          (ii) "Fitch Discount Factor" means, for purposes of determining the Discounted Value of any Fitch Eligible Asset, the percentage determined as follows. The Fitch Discount Factor for any Fitch Eligible Asset other than the securities set forth below will be the percentage provided in writing by Fitch.

                    (i) Preferred Securities: The percentage determined by references to the rating of a non-convertible preferred security in accordance with the table set forth below.

                     PREFERRED SECURITIES (1)              DISCOUNT FACTOR
        -------------------------------------------------  ---------------
        AAA Taxable Preferred                                     130%
        AA Taxable Preferred                                      133%
        A Taxable Preferred                                       135%
        BBB Taxable Preferred                                     139%
        BB Taxable Preferred                                      154%
        Not rated or below BB Taxable Preferred                   161%
        Investment Grade DRD Preferred                            164%
        Not rated or below Investment Grade DRD Preferred         200%

----------
(1) If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any Rating Agency, the Fund will use the percentage set forth under "not rated" in this table.

                    (ii) Corporate Debt Securities: The percentage determined by reference to the rating of a non-convertible corporate debt security in accordance with the table set forth below.

                                                                                                                           NOT
                                                                                                                          RATED
REMAINING TERM TO MATURITY OF                                                                                               OR
CORPORATE NON-CONVERTIBLE                                                                                                 BELOW
DEBT SECURITY(1)                                    AAA         AA           A          BBB         BB           B          B
----------------------------------------------    ------      ------      ------      ------      ------      ------      ------
3 years or less (but longer than 1 year)          106.38%     108.11%     109.89%     111.73%     129.87%     151.52%     200.00%
5 years or less (but longer than 3 years)         111.11%     112.99%     114.94%     116.96%     134.24%     151.52%     200.00%
7 years or less (but longer than 5 years)         113.64%     115.61%     117.65%     119.76%     135.66%     151.52%     200.00%
10 years or less (but longer than 7 years)        115.61%     117.65%     119.76%     121.95%     136.74%     151.52%     200.00%
15 years or less (but longer than 10 years)       119.76%     121.95%     124.22%     126.58%     139.05%     151.52%     200.00%
More than 15 years                                124.22%     126.58%     129.03%     131.58%     144.55%     151.52%     200.00%

----------
(1) If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any Rating Agency, the Fund will use the percentage set forth under "not rated" in this table.

The Fitch Discount Factors presented in the immediately preceding table apply to non-convertible corporate debt securities. The Fitch Discount Factor for a non-convertible corporate debt security issued by a limited partnership that is not a Rule 144A debt or preferred Security shall be the Fitch Discount Factor determined in accordance with the table set forth above multiplied by 110%.

                    (iii) Convertible Securities: The Fitch Discount Factor applied to convertible securities is (A) 200% for investment grade convertibles and (B) 222% for below investment grade convertibles.

If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any Rating Agency, the Fund will treat the security as if it were below investment grade.

                    (iv) U.S. Government and Agency Securities and U.S. Treasury Strips:

                     TIME REMAINING TO MATURITY              DISCOUNT FACTOR
          -------------------------------------------------  ---------------
          1 year or less                                               101.5%
          2 years or less (but longer than 1 year)                       103%
          3 years or less (but longer than 2 years)                      105%
          4 years or less (but longer than 3 years)                      107%
          5 years or less (but longer than 4 years)                      109%
          7 years or less (but longer than 5 years)                      112%
          10 years or less (but longer than 7 years)                     114%
          15 years or less (but longer than 10 years)                    122%
          20 years or less (but longer than 15 years)                    130%
          25 years or less (but longer than 20 years)                    146%
          Greater than 30 years                                          154%

                    (v) Short-Term Investments and Cash: The Fitch Discount Factor applied to short-term portfolio securities, including without limitation Debt Securities, Short-Term Money Market Instruments and municipal debt obligations, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Fitch Exposure Period; (B) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Fitch Exposure Period; and (C) 125%, so long as such portfolio securities neither mature nor have a demand feature at par exercisable within the Fitch Exposure Period. A Fitch Discount Factor of 100% will be applied to cash.

                    (vi) Common Stock: The Fitch Discount Factor applied to Common Stock will be 370%.

                    (vii) Rule 144A debt or preferred Securities: The Fitch Discount Factor applied to Rule 144A debt or preferred Securities will be 110% of the Fitch Discount Factor which would apply were the securities registered under the Securities Act.

                    (viii) Foreign Bonds: The Fitch Discount Factor (A) for a Foreign Bond the principal of which (if not denominated in U.S. dollars) is subject to a currency hedging transaction will be the Fitch Discount Factor that would otherwise apply to such Foreign Bonds in accordance with this definition and (B) for (1) a Foreign Bond the principal of which (if not denominated in U.S. dollars) is not subject to a currency hedging transaction and (2) a bond issued in a currency other than U.S. dollars by a corporation, limited liability company or limited partnership domiciled in, or the government or any agency, instrumentality or political subdivision of, a nation other than an Approved Foreign Nation, will be 370%.

          (jj)      "Fitch Eligible Asset" means:

                    (i) cash (including interest and dividends due on assets rated (A) BBB or higher by Fitch or the equivalent by another Rating Agency if the payment date is within five Business Days of the Valuation Date, (B) A or higher by Fitch or the equivalent by another Rating Agency if the payment date is within thirty days of the Valuation Date, and (C) A+ or higher by Fitch or the equivalent by another Rating Agency if the payment date is within the Fitch Exposure Period) and receivables for Fitch Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are settled within five business days;

                    (ii) Short-Term Money Market Instruments so long as (A) such securities are rated at least F1+ by Fitch or the equivalent by another Rating Agency, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A by Fitch or the equivalent by another Rating Agency, or (C) in all other cases, the supporting entity (1) is rated at least A by Fitch or the equivalent by another Rating Agency and the security matures within one month, (2) is rated at least A by Fitch or the equivalent by another Rating Agency and the security matures within three months or (3) is rated at least AA by Fitch or the equivalent by another Rating Agency and the security matures within six months;

                    (iii) U.S. Government and Agency Securities and U.S. Treasury Strips;

                    (iv) debt securities if such securities have been registered under the Securities Act or are public securities exempt from registration under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act; and such securities are issued by (1) a U.S. corporation, limited liability company or limited partnership, (2) a corporation, limited liability company or limited partnership domiciled in Argentina, Australia, Brazil, Chile, France, Germany, Italy, Japan, Korea, Mexico, Spain or the United Kingdom (the "Approved Foreign Nations"), (3) the government of any Approved Foreign Nation or any of its agencies, instrumentalities or political subdivisions (the debt securities of Approved Foreign Nation issuers being referred to collectively as "Foreign Bonds"), (4) a corporation, limited liability company or limited partnership domiciled in Canada or (5) the Canadian government or any of its agencies, instrumentalities or political subdivisions (the debt securities of Canadian issuers being referred to collectively as "Canadian Bonds"). Foreign Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Similarly, Canadian Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Notwithstanding the limitations in the two preceding sentences, Foreign Bonds and Canadian Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 30% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. All debt securities satisfying the foregoing requirements and restrictions of this paragraph (iv) are herein referred to as "Debt Securities."

                    (v) Common stocks (i) (A) which are traded on the New York Stock Exchange, the American Stock Exchange or in the over-the-counter market, (B) which, if cash dividend paying, pay cash dividends in U.S. dollars, and (C) which may be sold without restriction by the Fund; provided, however, that (1) common stock which, while a Fitch Eligible Asset owned by the Fund, ceases paying any regular cash dividend will no longer be considered a Fitch Eligible Asset until 60 calendar days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A- by Fitch and (2) the aggregate Market Value of the Fund 's holdings of the common stock of any issuer in excess of 5% per US issuer of the number of Outstanding shares times the Market Value of such common stock shall not be a Fitch's Eligible Asset; (ii) securities denominated in any currency other than the U.S. dollar and securities of issuers formed under the laws of jurisdictions other than the United States, its states and the District of Columbia for which there are dollar-denominated American Depository Receipts ("ADRs") which are traded in the United States on exchanges or over-the-counter and are issued by banks formed under the laws of the United States, its states or the District of Columbia; provided, however, that the aggregate Market Value of the Fund's holdings of securities denominated in currencies other than the U.S. dollar and ADRs in excess of 3% of the aggregate Market Value of the Outstanding shares of common stock of such issuer or in excess of 10% of the Market Value of the

          Fund's Fitch Eligible Assets with respect to issuers formed under the laws of any single such non-U.S. jurisdiction other than Argentina, Australia, Brazil, Chile, France, Germany, Italy, Japan, Korea, Mexico, Spain or the United Kingdom (the "Approved Foreign Nations") shall not be a Fitch Eligible Asset;

                    (vi) Preferred securities if (i) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros, (ii) the issuer of such a preferred security has common stock listed on either the New York Stock Exchange or the American Stock Exchange or the NASDAQ National Market System, and
          (iii) the issuer of such a preferred security has a senior debt rating or preferred stock rating from Fitch of BBB- or higher or the equivalent rating by another Rating Agency. In addition, the preferred securities issue must be at least $50 million; and

                    (vii) Rule 144A debt or preferred Securities subject to the limitations set forth in this section "Fitch Eligible Asset."

Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the 1940 Act, not otherwise provided for in this definition may be included in Fitch Eligible Assets, but, with respect to any financial contract, only upon receipt by the Fund of a writing from Fitch specifying any conditions on including such financial contract in Fitch Eligible Assets and assuring the Fund that including such financial contract in the manner so specified would not affect the credit rating assigned by Fitch to the Preferred Shares.

Where the Fund sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Fitch Eligible Asset and the amount the Fund is required to pay upon repurchase of such asset will count as a liability for the purposes of the Preferred Shares Basic Maintenance Amount. Where the Fund purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Fund thereby will constitute a Fitch Eligible Asset if the long-term debt of such other party is rated at least A- by Fitch or the equivalent by another Rating Agency and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Fitch Eligible Asset.

Notwithstanding the foregoing, an asset will not be considered a Fitch Eligible Asset to the extent that it has been irrevocably deposited for the payment of
(i)(A) through (i)(E) under the definition of Preferred Basic Maintenance Amount or to the extent it is subject to any Liens, except for (A) Liens which are being contested in good faith by appropriate proceedings and which Fitch has indicated to the Fund will not affect the status of such asset as a Fitch Eligible Asset, (B) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) Liens to secure payment for services rendered or cash advanced to the Fund by its investment manager or portfolio manager, the Fund's custodian, transfer agent or registrar or the Auction Agent and (D) Liens arising by virtue of any repurchase agreement.

Fitch Limitations on Convertible Debt and Convertible Preferred Securities:

Convertible debt and convertible preferred securities will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible

Assets. Such convertible securities may not qualify as Fitch Eligible Assets unless they are rated at least B- or better by Fitch.

Fitch Diversification Limitations:

Portfolio holdings must be within the following diversification and issue size requirements in order to be included in Fitch's Eligible Assets:

     SECURITY RATED AT   MAXIMUM SINGLE    MAXIMUM SINGLE   MINIMUM ISSUE SIZE
     LEAST                  ISSUER(1)      INDUSTRY(1),(2)   ($ IN MILLION)(3)
     AAA                       100%              100%            $  100
     AA-                        20                75                100
     A-                         10                50                100
     BBB-                        6                25                100
     BB-                         4                16                 50
     B-                          3                12                 50
     CCC                         2                 8                 50

(1) Percentages represent a portion of the aggregate Market Value of Fitch's Eligible Assets.
(2)  Industries are determined according to Fitch's Industry Classifications.
(3)  Preferred stock has a minimum issue size of $50 million.

          (kk) "Fitch Exposure Period" means the period commencing on (and including) a given Valuation Date and ending 41 days thereafter.

          (ll) "Fund" shall have the meaning specified in the initial paragraph of these Articles Supplementary.

          (mm) "Holder," with respect to any Preferred Shares, shall mean the registered holder of such shares as the same appears on the record books of the Fund.

          (nn) "Hold Order" and "Hold Orders" shall have the respective meanings specified in paragraph 1(a) of Part II of these Articles Supplementary.

          (oo) "Independent Accountant" shall mean a nationally recognized accountant, or firm of accountants, retained by the Fund that is with respect to the Fund an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended from time to time.

          (pp) "Initial Dividend Payment Date" with respect to a Series of Preferred Shares shall mean the date on which dividends are payable on such Series of Preferred Shares with respect to the Initial Rate Period of such Series, as determined by the Directors of the Fund or pursuant to their delegated authority.

          (qq) "Initial Dividend Rate" with respect to a Series of Preferred Shares shall mean the rate per annum applicable to the Initial Rate Period for such Series of Preferred Shares, as determined by the Directors or pursuant to their delegated authority.

          (rr) "Initial Rate Period" with respect to a Series of Preferred Shares shall be the period from and including the Date of Original Issue of such Series to but excluding the Initial Dividend Payment Date for such Series.

          (ss) "Late Charge" shall have the meaning specified in paragraph 2(e)(iii) of Part I of these Articles Supplementary.

          (tt) "Lead Broker-Dealer" shall mean a Broker-Dealer designated as such (solely for purposes of these Articles Supplementary) by the Fund from time to time in its discretion. Initially, the Lead Broker-Dealer shall be Merrill Lynch, Pierce, Fenner & Smith Incorporated.

          (uu) "Liquidation Preference," with respect to a given number of Preferred Shares, means $25,000 times that number.

          (vv)      "Market Value" of any asset of the Fund shall mean:

                    (i) with respect to an investment which is listed on an exchange or traded over-the-counter and quoted on the NASDAQ System, the last sale price on the day of valuation (using prices as of the close of trading) or, if there has been no sale that day, pursuant to the provisions in the following clause (ii); and

                    (ii) with respect to an investment which is not listed on an exchange or quoted on the NASDAQ System, the lower of the bid prices, as of the close of business on the Business Day immediately preceding the date of determination, quoted (at least one of such quotes being in writing) to the Fund by two or more nationally recognized securities dealers making a market in such investment at the time. If there is no sale or bid price for an investment as provided in the preceding sentence, an investment shall be deemed to have a Market Value of zero. By resolution of the Board of Directors and without amending the Articles, the calculation of Market Value may be made on bases other than those set forth above if each Rating Agency then rating the Preferred Shares has advised the Fund in writing that the revised method of calculation of Market Values would not adversely affect its then-current rating of the Preferred Shares, provided that the Fund shall cause to be made available a written statement setting forth such revised method for inspection by the Holders at the principal executive office of the Fund.

          (ww) "Maximum Rate" means, on any date on which the Applicable Rate is determined, the greater of (i) the applicable percentage (as determined pursuant to the chart immediately below) of the Reference Rate on such date and (ii) the applicable spread (as determined pursuant to the chart immediately below) plus the Reference Rate on such date. The applicable percentage and the applicable spread shall each be determined as set forth below based on the lower of the credit ratings assigned to the Preferred 0 Shares by Moody's or Fitch, subject to upward but not downward adjustment in the discretion of the Directors (without the vote or consent of the Holders of shares of preferred stock of any series, including the Preferred Shares, or any other stockholder of the Fund, but with confirmation from Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) or any Substitute Rating Agency then rating the Preferred Shares, and after consultation with the Broker-Dealers and subject to paragraph 4(d) of Part I of these Articles Supplementary), provided that immediately following any such increase the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount. If Moody's or Fitch or both shall not make such ratings available, the rate shall be determined by reference to equivalent ratings issued by a Substitute Rating Agency.

                                         APPLICABLE
              CREDIT RATINGS             PERCENTAGE:    APPLICABLE SPREAD:
     --------------------------------    -----------    ------------------
          MOODY'S           FITCH
     ----------------   -------------    -----------    ------------------
     "Aa3" or higher    AA- or higher        175%              2.50%
       "A3" to "A1"       A- to A+           225%              3.00%
     "Baa3" to "Baa1"   BBB- to BBB+         275%              3.50%
       Below "Baa3"      Below BBB-          325%              4.00%

          (xx) "Minimum Rate Period" shall mean any Rate Period consisting of 7 Rate Period Days for Series T7 and of 28 Rate Period Days for Series W28.

          (yy) "Moody's" shall mean Moody's Investors Service, Inc., a Delaware corporation, and its successors.

          (zz) "Moody's Discount Factor" means, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined as follows. According to Moody's guidelines, in addition to standard monthly reporting, the Fund must notify Moody's if the portfolio coverage ratio of the discounted value of Moody's Eligible Assets to Preferred Shares Basic Maintenance Amount is less than 130%. Computation of rating agency asset coverage ratio requires use of the Diversification Table prior to applying discount factors noted below and after identifying Moody's eligible assets for purposes of completing basic maintenance tests. The Moody's Discount Factor for any Moody's Eligible Asset other than the securities set forth below will be the percentage provided in writing by Moody's.

                    (i) Preferred Securities: The Moody's Discount Factor for preferred securities shall be (A) for preferred securities issued by a utility, 152%; (B) for preferred securities of industrial and financial issuers, 197%; (C) for preferred securities issued by real estate related issuers, 154%; and (D) for auction rate preferred securities, 350%.

                    (ii) Corporate Debt Securities: The percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below.

                                                                              MOODY'S RATING CATEGORY (1)
                                                  ---------------------------------------------------------------------------------
TERMS TO MATURITY OF CORPORATE
DEBT SECURITY                                       Aaa         Aa           A          Baa         Ba          B        UNRATED(2)
----------------------------------------------    ------      ------      ------      ------      ------      ------     ----------
1 year or less                                       109%        112%        115%        118%        137%        150%          250%

                                                                              MOODY'S RATING CATEGORY (1)
                                                  ---------------------------------------------------------------------------------
TERMS TO MATURITY OF CORPORATE
DEBT SECURITY                                       Aaa         Aa           A          Baa         Ba           B       UNRATED(2)
----------------------------------------------    ------      ------      ------      ------      ------      ------     ----------
2 years or less (but longer than 1 year)             115         118         122         125         146         160            250
3 years or less (but longer than 2 years)            120         123         127         131         153         168            250
4 years or less (but longer than 3 years)            126         129         133         138         161         176            250
5 years or less (but longer than 4 years)            132         135         139         144         168         185            250
7 years or less (but longer than 5 years)            139         143         147         152         179         197            250
10 years or less (but longer than 7 years)           145         150         155         160         189         208            250
15 years or less (but longer than 10 years)          150         155         160         165         196         216            250
20 years or less (but longer than 15 years)          150         155         160         165         196         228            250
30 years or less (but longer than 20 years)          150         155         160         165         196         229            250
Greater than 30 years                                165         173         181         189         205         240            250

----------
(1) If a corporate debt security is unrated by Moody's but is rated by S&P, a rating two numeric ratings below the S&P rating will be used (e.g., where the S&P rating is AAA, a Moody's rating of Aa2 will be used; where the S&P rating is AA+, a Moody's rating of Aa3 will be used).

(2) Unrated corporate debt securities, which are corporate debt securities rated by neither Moody's nor S&P, are limited to 10% of discounted Moody's Eligible Assets. If a corporate debt security is unrated by both Moody's and S&P, the Fund will use the percentage set forth under "Unrated" in this table.

     The Moody's Discount Factors presented in the immediately preceding table will also apply to corporate debt securities that do not pay interest in U.S. dollars or euros, provided that the Moody's Discount Factor determined from the table shall be multiplied by a factor of 120% for purposes of calculating the Discounted Value of such securities.

                    (iii) Common Stock: The Moody's Discount Factor applied to Common Stock will be 350%.

                    (iv)      U.S. Government Securities and U.S. Treasury
          Strips:

                                                  U.S. GOVERNMENT      U.S. TREASURY
                                                SECURITIES DISCOUNT   STRIPS DISCOUNT
         REMAINING TERM TO MATURITY                   FACTOR               FACTOR
---------------------------------------------   -------------------   ---------------
1 year or less                                         107%                107%
2 years or less (but longer than 1 year)               113                 115
3 years or less (but longer than 2 years)              118                 121
4 years or less (but longer than 3 years)              123                 128
5 years or less (but longer than 4 years)              128                 135
7 years or less (but longer than 5 years)              135                 147
10 years or less (but longer than 7 years)             141                 163
15 years or less (but longer than 10 years)            146                 191
20 years or less (but longer than 15 years)            154                 218
30 years or less (but longer than 20 years)            154                 244

                    (v) Short-Term Instruments and Cash: The Moody's Discount Factor applied to short-term portfolio securities, including without limitation short-term corporate debt securities, Short-Term Money Market Instruments and short-term municipal debt obligations, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Moody's Exposure

          Period; (B) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Moody's Exposure Period; and (C) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within the Moody's Exposure Period. A Moody's Discount Factor of 100% will be applied to cash. Moody's rated money market funds subject to Rule 2a-7 under the 1940 Act will also have a discount factor of 100%.

                    (vi) Rule 144A debt or preferred Securities: The Moody's Discount Factor applied to Rule 144A debt or preferred securities for Rule 144A debt or preferred Securities will be 130% of the Moody's Discount Factor which would apply were the securities registered under the Securities Act.

                    (vii)     Convertible Securities:

                              (A)       Convertible Securities:

                       MOODY'S RATING CATEGORY (1)
                  --------------------------------------
INDUSTRY
CATEGORY          AAA     AA     A     BAA     BA     B
---------------   ---    ---    ---    ---    ---    ---
Utility           162%   167%   172%   188%   195%   199%
Industrial        256%   261%   266%   282%   290%   293%
Financial         233%   238%   243%   259%   265%   270%

----------
(1) If a corporate debt security is unrated by Moody's but is rated by S&P, a rating two numeric ratings below the S&P rating will be used (e.g., where the S&P rating is AAA, a Moody's rating of Aa2 will be used; where the S&P rating is AA+, a Moody's rating of Aa3 will be used).

                              (B)       Upon conversion to Common Stock, the
Discount Factor of 350% will be applied to the Common Stock holdings.

          (aaa)     "Moody's Eligible Assets" means:

                    (i) cash (including interest and dividends due on assets rated (A) Baa3 or higher by Moody's if the payment date is within five Business Days of the Valuation Date, (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C) Al or higher if the payment date is within the Moody's Exposure Period) and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (A) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's or (B) (1) with counterparties having a Moody's long-term debt rating of at least Baa3 or (2) with counterparties having a Moody's Short-Term Money Market Instrument rating of at least P-1;

                    (ii)      Short-Term Money Market Instruments, so long as
          (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or (C) in all other cases, the supporting entity
          (1) is rated A2 and the security matures within one month, (2) is rated Al and the security matures within three months or (3) is rated at least Aaa and the security matures within six months. In addition, Moody's rated money market funds subject to Rule 2a-7 under the 1940 Act are also eligible investments.

                    (iii)     Common Stocks

                              (A) which are issued by issuers whose senior debt securities are rated at least Baa by Moody's (or, in the event an issuer's senior debt securities are not rated by Moody's, which are issued by an issuer whose senior debt securities are rated at least A by S&P and which for this purpose have been assigned a Moody's equivalent rating of at least Baa);

                              (B) which are traded on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market System;

                              (C)       which have a market capitalization
                 greater than $500,000,000;

                              (D)       which are currently paying cash
                 dividends and have paid cash dividends or whose predecessors have paid cash dividends regularly during the preceding three-year period; and

                              (E)       which pay dividends in U.S. dollars;

     PROVIDED, HOWEVER, that (1) the aggregate Market Value of the Fund's holdings of the common stock of any eligible issuer (x) shall be less than 5% of the number of outstanding shares times the Market Value of such common stock and
(y) shall not exceed 5% of the number of outstanding shares (less the number of shares held by insiders, as determined in accordance with standards established by Moody's) multiplied by the Market Value of such common stock and (2) the number of shares of common stock of any eligible issuer held by the Fund shall not exceed the average weekly trading volume of such common stock during the preceding month.

                    (iv)      U.S. Government Securities and U.S. Treasury
          Strips;

                    (v) Rule 144A debt or preferred Securities subject to the conditions set forth in the rest of this section "Moody's Eligible Assets;"

                    (vi) Corporate debt securities if (A) such securities are rated B3 or higher by Moody's; (B) such securities provide for the periodic payment of interest in cash in U.S. dollars or euros, except that such securities that do not pay interest in U.S. dollars or euros shall be considered Moody's Eligible Assets if they are rated by Moody's or S&P; (C) for securities which provide for conversion or exchange at the option of the issuer into equity capital at some time over their lives, the issuer must be rated at least B3 by Moody's; (D) for debt securities rated Bal and below, no more than 10% of the original amount of such issue may constitute Moody's Eligible Assets;
          (E) such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's investment adviser or portfolio manager acting pursuant to procedures approved by the Board of Directors, except that such securities that are not subject to U.S. federal securities laws shall be considered Moody's Eligible Assets if they are publicly traded; and (F) such securities are not subject to extended settlement.

     In order to merit consideration as a Moody's Eligible Asset, debt securities are issued by entities which:

                       - have not filed for bankruptcy within the past three years

                       - are current on all principal and interest in their fixed income obligations

                       -   are current on all preferred securities dividends

                       - possess a current, unqualified auditor's report without qualified, explanatory language

          (bbb) Corporate debt securities not rated by Moody's shall be considered to be Moody's Eligible Assets only to the extent the Market Value of such corporate debt securities does not exceed 10% of the aggregate Market Value of all Moody's Eligible Assets.

          (ccc) Preferred securities if (A) such preferred securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros, (B) the issuer of such a preferred security has common stock listed on either the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market System and (C) such preferred security has paid consistent cash dividends in U.S. dollars or euros over the last three years or has a minimum rating of A1 (if the issuer of such preferred security has other preferred issues outstanding that have been paying dividends consistently for the last three years, then a preferred security without such a dividend history would also be eligible). In addition, the preferred securities must have the diversification requirements set forth in the table below and the preferred security issue must be greater than $50 million or $100 million, if such preferred security issue is convertible into equity securities of the same issuer.

Diversification Table:

     The table below establishes maximum limits for inclusion as Moody's Eligible Assets prior to applying Moody's Discount Factors to Eligible
Securities:

                     MAXIMUM         MAXIMUM SINGLE     MINIMUM ISSUE SIZE
RATINGS (1)       SINGLE (2) (3)    INDUSTRY (3) (4)    ($ IN MILLION) (5)
---------------   --------------    ----------------    ------------------
Aaa                    100%              100%                $   100
Aa                      20                60                     100
A                       10                40                     100
Baa                      6                20                     100
Ba                       4                12                      50
Bl-B2                    3                 8                      50
B3 or below              2                 5                      50

----------
(1) Refers to the preferred securities and senior debt rating of the portfolio holding.

(2) Companies subject to common ownership of 25% or more are considered as one issuer (except for the operating subsidiaries of regulated utility companies, where approved in writing by Moody's).

(3) Percentages represent a portion of the aggregate Market Value of Moody's Eligible Assets.

(4) Industries are determined according to Moody's Industry Classifications, as defined herein.

(5) Except for preferred securities, which have a minimum issue size of $50 million (or $100 million, if such preferred security issue is convertible into equity securities of the same issuer).

                    (i)       Financial contracts, as such term is defined in
          Section 3(c)(2)(B)(ii) of the 1940 Act, not otherwise provided for in this definition but only upon receipt by the Fund of a letter from Moody's specifying any conditions on including such financial contract in Moody's Eligible Assets and assuring the Fund that including such financial contract in the manner so specified would not affect the credit rating assigned by Moody's to the Preferred Shares.

     Where the Fund sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Moody's Eligible Asset and the amount the Fund is required to pay upon repurchase of such asset will count as a liability for the purposes of the Preferred Share Basic Maintenance Amount. Where the Fund purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Fund thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Moody's Eligible Asset. For the purposes of calculation of Moody's Eligible Assets, portfolio securities which have been called for redemption by the issuer thereof shall be valued at the lower of Market Value or the call price of such portfolio securities.

     Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(E) under the definition of Preferred Share Basic Maintenance Amount or to the extent it is subject to any Liens, including assets segregated under margin account requirements in connection with Fund engagement in hedging transactions, except for (A) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Fund will not affect the status of such asset as a Moody's Eligible Asset, (B) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) Liens to secure payment for services rendered or cash advanced to the Fund by its investment adviser or portfolio manager, the Fund's custodian, transfer agent or registrar or the Auction Agent and (D) Liens arising by virtue of any repurchase agreement.

          (ddd) "Moody's Exposure Period" means the period commencing on a given Valuation Date and ending 41 days thereafter.

          (eee) "NASDAQ System" means the electronic inter-dealer quotation system operated by NASDAQ, Inc., a subsidiary of the National Association of Securities Dealers, Inc.

          (fff) "1940 Act" shall mean the Investment Company Act of 1940, as amended from time to time.

          (ggg) "1940 Act Cure Date," with respect to the failure by the Fund to maintain the 1940 Act Preferred Shares Asset Coverage (as required by paragraph 5 of Part I of these Articles Supplementary) as of the last Business Day of each month, shall mean the last Business Day of the following month.

          (hhh) "1940 Act Preferred Shares Asset Coverage" shall mean asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are shares of capital stock, including all outstanding Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock), determined on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of such determination.

          (iii) "Non-Call Period" has the meaning set forth under the definition of "Special Redemption Provisions."

          (jjj) "Notice of Redemption" shall mean any notice with respect to the redemption of Preferred Shares pursuant to paragraph 8(c) of Part I of these Articles Supplementary.

          (kkk) "Notice of Special Rate Period" shall mean any notice with respect to a Special Rate Period of Preferred Shares pursuant to paragraph 3(b) of Part I of these Articles Supplementary.

          (lll) "Order" and "Orders" shall have the respective meanings specified in paragraph 1(a) of Part II of these Articles Supplementary.

          (mmm) "Outstanding" shall mean, as of any date, the number of Preferred Shares theretofore issued by the Fund except, without duplication, (i) any Preferred Shares theretofore canceled, redeemed or repurchased by the Fund, or delivered to the Auction Agent for cancellation, redemption or repurchase or with respect to which the Fund has given notice of cancellation, redemption or repurchase and irrevocably deposited with the Auction Agent sufficient funds to redeem or repurchase such shares and (ii) any Preferred

     Shares represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund. Notwithstanding the foregoing,
     (A) in connection with any Auction, any Preferred Shares as to which the Fund or an Affiliate (other than an Affiliate that is a Broker-Dealer) is the Existing Holder will be disregarded and not deemed Outstanding; (B) for purposes of determining the Preferred Shares Basic Maintenance Amount, Preferred Shares held by the Fund will be disregarded and not deemed Outstanding.

          (nnn) "Person" shall mean and include an individual, a partnership, a corporation, a Fund, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

          (ooo) "Potential Beneficial Owner" with respect to the Preferred Shares, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of Preferred Shares but that wishes to purchase Preferred Shares, or that is a Beneficial Owner of Preferred Shares that wishes to purchase additional Preferred Shares.

          (ppp) "Potential Holder" with respect to the Preferred Shares, shall mean a Broker-Dealer (or any such other person as may be permitted by the Fund) that is not an Existing Holder of Preferred Shares or that is an Existing Holder of Preferred Shares that wishes to become the Existing Holder of additional Preferred Shares.

          (qqq) "Preferred Shares" shall have the meaning set forth under "DESIGNATION" above.

          (rrr) "Preferred Shares Basic Maintenance Amount" as of any Valuation Date, shall mean the dollar amount equal to the sum of:

                    (i) the sum of (A) the products resulting from multiplying the number of Outstanding Preferred Shares on such date by the Liquidation Preference (and applicable redemption premium, if any) per share; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) for each Outstanding Preferred Share to the 30th day after such Valuation Date (or, with respect to a Special Rate Period, to the next Dividend Payment Date); (C) the amount of anticipated non-interest expenses of the Fund for the 90 days subsequent to such Valuation Date; (D) the amount of the current outstanding balances of any indebtedness which is senior to the Preferred Shares plus interest thereon actually accrued to such Valuation Date, together with 30 days' additional interest on the current outstanding balances calculated at the current rate; (E) (i) with respect to Moody's Eligible Assets, the amount of any liabilities described in the second full paragraph in Section 10(b) of Part I of these Articles Supplementary and (ii) with respect to Fitch Eligible Assets, the amount of any liabilities described in Section 10(d) of Part I of these Articles Supplementary; and (F) any other current liabilities payable during the 30 days subsequent to such Valuation Date, including, without limitation, other indebtedness due within one year and any redemption premium due with respect to a redemption of the Preferred Shares for which a Notice of Redemption has been given, as of such Valuation Date, to the extent not reflected in any of (i)(A) through (i)(E);

          less

                    (ii) the sum of any cash plus the value of any of the Fund's assets irrevocably deposited by the Fund for the payment of any
          (i)(B) through (i)(E) ("value," for purposes of this clause (ii), means the Discounted Value of the security, except that if a security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated at least P-1 by Moody's, it will be valued at its face value).

          (sss) "Preferred Shares Basic Maintenance Cure Date," with respect to the failure by the Fund to satisfy the Preferred Shares Basic Maintenance Amount (as required by paragraph 6(a) of Part I of these Articles Supplementary) as of a given Valuation Date, shall mean the tenth Business Day following such Valuation Date.

          (ttt) "Preferred Shares Basic Maintenance Report" shall mean a report signed by the Chief Executive Officer, President, Chief Operating Officer, Treasurer, Assistant Treasurer or any Vice President of the Fund which sets forth, as of the related Valuation Date, the assets of the Fund, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the Preferred Shares Basic Maintenance Amount.

          (uuu) "Premium Call Period" has the meaning set forth under the definition of "Special Redemption Provisions."

          (vvv) "Quarterly Valuation Date" shall mean the last Valuation Date of each fiscal quarter of the Fund.

          (www) "Rate Period" with respect to a Series of Preferred Shares shall mean the Initial Rate Period of such Series and any Subsequent Rate Period of such Series, including any Special Rate Period of such Series.

          (xxx) "Rate Period Days," for any Rate Period or Dividend Period, means the number of days that would constitute such Rate Period or Dividend Period but for the application of paragraph 2(d) of Part I of these Articles Supplementary.

          (yyy) "Rating Agency" means a nationally recognized statistical rating organization.

          (zzz) "Redemption Default" has the meaning set forth in paragraph 2(e)(ii) of Part I of these Articles Supplementary.

          (aaaa) "Redemption Price" shall mean the applicable redemption price specified in paragraph 8(a) or paragraph 8(b), as the case may be, of
     Part I of these Articles Supplementary.

          (bbbb) "Reference Rate" means the applicable "AA" Financial Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more).

          (cccc) "Remaining Shares" shall have the meaning specified in paragraph 4(a)(iv) of Part II of these Articles Supplementary.

          (dddd) "S&P" shall mean Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successors.

          (eeee) "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

          (ffff) "Securities Depository" shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Fund which agrees to follow the procedures required to be followed by such securities depository in connection with the Preferred Shares.

          (gggg) "Sell Order" and "Sell Orders" shall have the respective meanings specified in paragraph 1(a) of Part II of these Articles Supplementary.

          (hhhh) "Short-Term Money Market Instruments" shall mean the following types of instruments if, on the date of purchase or other acquisition thereof by the Fund, the remaining term to maturity thereof is not in excess of 180 days:

                    (i) commercial paper rated A-1 if such commercial paper matures in 30 days or A-1+ if such commercial paper matures in over 30 days;

                    (ii) demand or time deposits in, and banker's acceptances and certificates of deposit of (A) a depository institution or Fund company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or
          (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

                    (iii)     overnight funds; and

                    (iv)      U.S. Government Securities.

          (iiii) "Special Rate Period" shall have the meaning specified in paragraph 3(a) of Part I of these Articles Supplementary. For the avoidance of doubt, a Minimum Rate Period shall not be deemed to be a Special Rate Period.

          (jjjj) "Special Redemption Provisions" means, with respect to any Special Rate Period of more than one year, either, or any combination of
     (i) a period (a "Non-Call Period") determined by the Board of Directors after consultation with the Broker-Dealers, during which the shares subject to such Special Rate Period are not subject to redemption at the option of the Fund and (ii) a period (a "Premium Call Period"), consisting of a number of whole years as determined by the Board of Directors after consultation with the Broker-Dealers, during each year of which the shares subject to such Special Rate Period will be redeemable at the Fund's option at a price per share equal to $25,000 plus accumulated but unpaid dividends (whether or not earned or declared) to (but not including) the date fixed for redemption plus a premium expressed as a percentage or percentages of $25,000 or expressed as a formula using specified variables, in each case as determined by the Board of Directors after consultation with the Broker-Dealers.

          (kkkk) "Submission Deadline" shall mean 1:30 P.M., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time

          (llll) "Submitted Bid" and "Submitted Bids" shall have the respective meanings specified in paragraph 3(a) of Part II of these Articles Supplementary.

          (mmmm) "Submitted Hold Order" and "Submitted Hold Orders" shall have the respective meanings specified in paragraph 3(a) of Part II of these Articles Supplementary.

          (nnnn) "Submitted Order" and "Submitted Orders" shall have the respective meanings specified in paragraph 3(a) of Part II of these Articles Supplementary.

          (oooo) "Submitted Sell Order" and "Submitted Sell Orders" shall have the respective meanings specified in paragraph 3(a) of Part II of these Articles Supplementary.

          (pppp) a "Subsequent Rate Period" shall mean the period from and including the first day following the Initial Rate Period to but excluding the next Dividend Payment Date and any period thereafter from and including one Dividend Payment Date to but excluding the next succeeding Dividend Payment Date; PROVIDED, HOWEVER, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Dividend Period thereof.

          (qqqq) "Substitute Commercial Paper Dealer" shall mean Credit Suisse First Boston or Morgan Stanley & Co., Incorporated or their respective affiliates or successors, if such entities are commercial paper dealers; PROVIDED, HOWEVER, that none of the entities named above shall be a Commercial Paper Dealer.

          (rrrr) "Substitute Rating Agency" means a Rating Agency selected by the Fund to act as a substitute Rating Agency to determine the credit rating of the Preferred Shares.

          (ssss) "Sufficient Clearing Bids" shall have the meaning specified in paragraph 3(a) of Part II of these Articles Supplementary.

          (tttt) "Treasury Bill" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of 364 days or less.

          (uuuu) "Treasury Index Rate" shall mean the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity, treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15 (519)); PROVIDED, HOWEVER, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, then the foregoing computations shall be based upon the average of comparable data as quoted to the Fund by at least three U.S. Government Securities Dealers.

          (vvvv) "U.S. Government Securities" shall mean direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption, including, without limitation, U.S. Treasury Securities and U.S. Treasury Strips.

          (wwww) "U.S. Government Securities Dealer" shall mean Lehman Government Securities Incorporated, Goldman, Sachs & Co., Salomon Brothers Inc., Morgan Guaranty Trust Company of New York and any other U.S. Government Securities dealer selected by the Fund as to which Moody's (if Moody's is then rating the Preferred Shares) or Fitch (if Fitch is then rating the Preferred Shares) shall not have objected, and in each case their respective affiliates or successors, if such entities are U.S. Government Securities dealers.

          (xxxx) "U.S. Treasury Securities" shall mean direct obligations of the United States Treasury that are entitled to the full faith and credit of the United States.

          (yyyy) "U.S. Treasury Strips" shall mean securities based on U.S. Treasury Securities created through the Separate Trading of Registered Interest and Principal of Securities program of the U.S. Treasury.

          (zzzz) "Valuation Date" shall mean, for purposes of determining whether the Fund is maintaining the Preferred Shares Basic Maintenance Amount, the last Business Day of each week or such other date as the Fund and Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) may agree to for purposes of determining the Preferred Shares Basic Maintenance Amount.

          (aaaaa)   "Voting Period" shall have the meaning specified in
     paragraph 4(b)(i) of Part I of these Articles Supplementary.

          (bbbbb)   "Winning Bid Rate" shall have the meaning specified in
     paragraph 3(a) of Part II of these Articles Supplementary.

                                     PART I.

1.   NUMBER OF AUTHORIZED SHARES.

     The initial number of authorized shares constituting Series T7 and Series W28 is 2,570 and 2,570 shares, respectively.

2.   DIVIDENDS.

          (a) RANKING. The Preferred Shares shall rank on a parity with one another and with shares of any other series of shares of preferred stock issued by the Fund as to the payment of dividends by the Fund and the distribution of assets upon liquidation of the Fund.

          (b) CUMULATIVE CASH DIVIDENDS. The Holders of a Series of Preferred Shares shall be entitled to receive, when, as and if declared by the Directors, out of funds legally available therefor in accordance with the Charter and applicable law, cumulative cash dividends at the Applicable Rate for such Series, determined as set forth in paragraph 2(e) of this
     Part I, and no more, payable on the Dividend Payment Dates determined pursuant to paragraph 2(d) of this Part I. Holders of any Series of Preferred Shares shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on such Series of Preferred Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on any Series of Preferred Shares which may be in arrears, and, except to the extent set forth in paragraph 2(e)(iii) of this Part I, no additional sum of money shall be payable in respect of any such arrearage.

          (c) DIVIDENDS CUMULATIVE FROM DATE OF ORIGINAL ISSUE. Dividends on each Series of Preferred Shares shall accumulate at the Applicable Rate for such Series from the Date of Original Issue thereof.

          (d) DIVIDEND PAYMENT DATES AND ADJUSTMENT THEREOF. Dividends shall be payable on each Series of Preferred Shares for the Initial Rate Period on the Initial Dividend Payment Date for such Series, and on each 7th day thereafter for Series T7 and on each 28th day thereafter for Series W28 (each date being a "Dividend Payment Date"); provided, however, that:

                    (i) if the day on which dividends would otherwise be payable is not a Business Day, then such dividends shall be payable on the first Business Day that falls after such day (subject to paragraph 7 of Part II of these Articles Supplementary); and

                    (ii) notwithstanding this paragraph 2(d), the Dividend Payment Dates with respect to a Special Rate Period shall be determined in the discretion of the Fund and set forth in the Notice of Special Rate Period relating to such Special

          Rate Period, as delivered to the Auction Agent, which Notice of Special Rate Period shall be filed with the Secretary of the Fund; provided, however, that with respect to any Special Rate Period consisting of more than 30 days, dividends shall be payable on first Business Day of each calendar month within such Special Rate Period, if applicable, and on the Business Day following the last day of such Special Rate Period.

                    (iii) Each Dividend Payment Date determined pursuant to this paragraph 2(d) shall be a Business Day when determined (and if not a Business Day at the time of payment, the provisions of clause
          (i) above will apply, subject to paragraph 7 of Part II of these Articles Supplementary);

                    (iv) Although any particular Dividend Payment Date may not occur on the originally scheduled date because of the provisions hereof, the next succeeding Dividend Payment Date, subject to such provisions, will occur on the next following originally scheduled date; and

                    (v) notwithstanding the above, if for any reason a Dividend Period for any Series of Preferred Shares is scheduled to begin on the same day and end on the same day as a Dividend Period for any other series of shares of preferred stock of the Fund, then the last day of such Dividend Period for such other series of shares of preferred stock shall be the second Business Day next succeeding such scheduled day unless the Fund obtains the opinion of tax counsel referred to in this paragraph. Subject to the limitation in the next sentence, if for any reason a Dividend Payment Date cannot be fixed as described above, then the Directors shall otherwise fix the Dividend Payment Date. In no event, however, may the Dividend Period of any Series of Preferred Shares be co-extensive with any dividend period of any other series of shares of preferred stock unless the Fund has received an opinion of tax counsel that having such co-extensive periods will not affect the deductibility, for federal income tax purposes, of dividends paid on the different series of shares of preferred stock.

          (e)       DIVIDEND RATES AND CALCULATION OF DIVIDENDS.

                    (i) DIVIDEND RATES. The dividend rate on a Series of Preferred Shares during the period from and after the Date of Original Issue to and including the last day of the Initial Rate Period for that Series shall be the Initial Dividend Rate for that Series. For each Subsequent Rate Period thereafter, the dividend rate on a series of Preferred Shares shall be equal to the rate per annum that results from an Auction (but the rate set at the Auction may not exceed the Maximum Rate) on the Auction Date for that Series next preceding such Subsequent Rate Period; PROVIDED, HOWEVER, that if an Auction for any such Subsequent Rate Period is not held for any reason (except as provided in paragraph 7 of Part II of these Articles Supplementary), the dividend rate for such Subsequent Rate Period will be the Maximum Rate on the Auction Date therefor (except (A) during a Default Period when the dividend rate shall be the Default Rate, as set forth in paragraph 2(e)(ii) below, or (B) after a Default Period and prior to the beginning of the next

          Dividend Period, when the dividend rate shall be the Maximum Rate at the close of business on the last day of such Default Period). The rate per annum at which dividends are payable on a Series of Preferred Shares for any Rate Period thereof in accordance with these Articles Supplementary is herein referred to as the "Applicable Rate" for that Series.

                    (ii) DEFAULT PERIOD. Subject to the cure provisions in paragraph 2(e)(iii) below, a "Default Period" will commence on any date the Fund fails to deposit irrevocably in trust with the Auction Agent, not later than 12:00 Noon, New York City time, (A) on any Dividend Payment Date, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on the relevant Series of Preferred Shares (a "Dividend Default") or (B) on any redemption date set by the Fund with respect to any Preferred Shares, in funds available on such redemption date in The City of New York, New York, the full amount of any Redemption Price to be paid on such redemption date for any Preferred Shares with respect to which a Notice of Redemption has been mailed pursuant to paragraph 8(c) of Part I of these Articles Supplementary (a "Redemption Default," and together with a Dividend Default, hereinafter referred to as a "Default"); provided, however, that the foregoing clause (B) shall not apply to the Fund's failure to pay the Redemption Price in respect of Preferred Shares when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

                    Subject to the cure provisions of paragraph 2(e)(iii) below, a Default Period with respect to a Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, all unpaid dividends and any unpaid Redemption Price, as applicable, shall have been deposited irrevocably in trust in same-day funds with the Auction Agent. The Applicable Rate for a Series for each Dividend Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Dividend Period commencing during a Default Period shall be a Minimum Rate Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. No Auction for a Series shall be held during a Default Period for that Series. The "Default Rate" shall be equal to the Reference Rate multiplied by three (3).

                    (iii) CURING A DEFAULT. No Default Period with respect to a Dividend Default or Redemption Default shall be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to the willful failure of the Fund to pay such dividend or Redemption Price) is deposited irrevocably in trust, in same-day funds with the Auction Agent by 12:00 noon, New York City time, within three Business Days after the applicable Dividend Payment Date or redemption date set by the Fund, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising the period beginning on the applicable Dividend Payment Date or redemption date and ending on the date of such deposit, divided by 360 (a "Late Charge"). In the case of a default that is solely due to the willful failure of the Fund to pay a dividend or Redemption Price when due, the provisions of paragraph 2(e)(ii) above shall apply.

                    (iv) CALCULATION OF DIVIDENDS. The amount of dividends per share payable on a Series of Preferred Shares on any date on which dividends shall be payable on that Series of Preferred Shares shall be computed by multiplying the Applicable Rate for that Series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof that such share was outstanding and the denominator of which shall be 360; and multiplying the rate obtained by $25,000, and rounding the amount so obtained to the nearest cent.

          (f) DIVIDEND PAYMENTS BY FUND TO AUCTION AGENT. The Fund shall pay to the Auction Agent, not later than 12:00 noon, New York City time, on each Dividend Payment Date for a Series of Preferred Shares, an aggregate amount of funds available on such Dividend Payment Date equal to the dividends to be paid to all Holders of that Series of Preferred Shares on such Dividend Payment Date. The Fund shall not be required to establish any reserves for payment of dividends on the Preferred Shares.

          (g) AUCTION AGENT AS TRUSTEE OF DIVIDEND PAYMENTS BY FUND. All moneys paid to the Auction Agent for the payment of dividends or any Redemption Price (or for the payment of any Late Charge) shall be held in trust for the payment of such dividends or any Redemption Price (and any such Late Charge) by the Auction Agent for the benefit of the Holders specified in paragraph 2(h) of this Part I of these Articles Supplementary. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of such dividends or Redemption Price (and any such Late Charge) will, to the extent permitted by law, be repaid to the Fund at the end of 90 days from the date on which such moneys were so to have been applied.

          (h) DIVIDENDS PAID TO HOLDERS. Each dividend on a series of Preferred Shares shall be paid on the Dividend Payment Date therefor to the Holders thereof as their names appear on the record books of the Fund on the Business Day next preceding such Dividend Payment Date.

          (i) DIVIDENDS CREDITED AGAINST EARLIEST ACCUMULATED BUT UNPAID DIVIDENDS. Any dividend payment made on a Series of Preferred Shares shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared and paid on any date as may be fixed by the Directors, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the record books of the Fund on the record date fixed by the Directors, not exceeding 15 days preceding the payment date thereof.

3.   DESIGNATION OF SPECIAL RATE PERIODS.

          (a) LENGTH OF AND PRECONDITIONS FOR SPECIAL RATE PERIOD. The Fund, in consultation with the Lead Broker-Dealer, may designate any succeeding Subsequent Rate Period for a Series of Preferred Shares as a "Special Rate Period" consisting of a specified number of Rate Period Days evenly divisible by 7 and not more than 1,820. A designation of a Special Rate Period for a Series shall be effective only if (A) notice thereof shall have been given as provided herein, (B) an Auction for such Series shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids shall have existed in such Auction, (C) if any Notice of Redemption shall have been mailed by the Fund pursuant to paragraph 8(c) of this Part I with respect to any shares of such Series, the Redemption Price with respect to such shares shall have been deposited with the Auction Agent and, if such redemption is subject to one or more conditions precedent, each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption, (D) full cumulative dividends on such Series of Preferred Shares shall have been paid in full or deposited with the Auction Agent, (E) the Fund shall have obtained written confirmation from Moody's, if Moody's is then rating the Preferred Shares, Fitch, if Fitch is then rating the Preferred Shares, and from any Substitute Rating Agency then rating the Preferred Shares, that such proposed Special Rate Period will not impair the rating then assigned by Moody's, Fitch or such Substitute Rating Agency to such Series of Preferred Shares, and (F) the Lead Broker-Dealer shall not have objected to the declaration of the proposed Special Rate Period in writing.

          (b) NOTICE OF PROPOSED SPECIAL RATE PERIOD. If the Fund proposes to designate any succeeding Rate Period as a Special Rate Period pursuant to paragraph 3(a) of this Part I, not fewer than seven Business Days (or two Business Days in the event the duration of the Dividend Period prior to such Special Rate Period is fewer than eight days) nor more than 30 Business Days prior to the date the Fund proposes to designate as the first day of such Special Rate Period, notice shall be (i) made by press release and (ii) communicated by the Fund by telephonic or other means to the Auction Agent, Moody's, if Moody's is then rating the Preferred Shares, Fitch, if Fitch is then rating the Preferred Shares, and each Broker-Dealer and confirmed in writing promptly thereafter. Each such notice (a "Notice of Special Rate Period") shall state (A) that the Fund proposes to exercise its option to designate a Special Rate Period for a specified Series, specifying the first and last days thereof and the Maximum Rate for such Special Rate Period and (B) that the Fund will by 3:00 P.M., New York City time, on the second Business Day next preceding the first day of such Special Rate Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Rate Period, subject to the terms of any Special Redemption Provisions, or (y) its determination not to proceed with such Special Rate Period, in which latter event the succeeding Dividend Period shall be a Minimum Rate Period. No later than 3:00 P.M., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period, the Fund shall deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

                    (I) a notice stating (A) that the Fund has determined to designate the next succeeding Rate Period for a Series as a Special Rate Period, specifying the first and last days thereof and (B) the terms of any Special Redemption Provisions; or

                    (II) a notice stating that the Fund has determined not to exercise its option to designate a Special Rate Period.

     If the Fund fails to deliver the notices required by this provision with respect to any designation of any proposed Special Rate Period to the Auction Agent by 3:00 P.M., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period, the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (II) above.

          (c) SPECIAL REDEMPTION PROVISIONS. Subject to the next sentence, the Notice of Special Rate Period relating to a Special Rate Period of a Series of Preferred Shares, as delivered to the Auction Agent and Broker-Dealers and filed with the Secretary of the Fund, shall set forth any Special Redemption Provisions with respect to such Special Rate Period. A Notice of Special Rate Period may contain Special Redemption Provisions only if the Directors, after consultation with the Broker-Dealers, determine that such Special Redemption Provisions are in the best interest of the Fund.

4.   VOTING RIGHTS.

          (a) ONE VOTE PER SHARE OF PREFERRED SHARES. Except as otherwise provided herein or in the Charter or as otherwise required by law, (i) each Holder of Preferred Shares shall be entitled to one vote for each Preferred Share held by such Holder on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding shares of preferred stock of the Fund, including the Preferred Shares, and of Common Shares shall vote together as a single class; provided, however, that, subject to the division of the Directors into classes with respect to their respective terms of office, as provided in the Charter, at any meeting of the shareholders of the Fund held for the election of Directors, the holders of outstanding shares of preferred stock of the Fund, including the Preferred Shares, represented in person or by proxy at said meeting shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of shares of capital stock of the Fund, to elect two Directors of the Fund, each Preferred Share entitling the holder thereof to one vote. Subject to paragraph 4(b) of this Part I, the holders of outstanding Common Shares and shares of preferred stock, including the Preferred Shares, voting together as a single class, shall elect the balance of the Directors.

          (b)       VOTING FOR ADDITIONAL DIRECTORS.

                    (i) VOTING PERIOD. Except as otherwise provided in the Charter or as otherwise required by law, during any period in which any one or more of the conditions described in subparagraphs (A) or
          (B) of this subparagraph (b)(i) shall exist (such period being referred to herein as a "Voting Period"), the number of directors constituting the Directors shall be automatically increased by the smallest number that, when added to the two Directors elected exclusively by the holders of shares of preferred stock, including the Preferred Shares, would constitute a majority of the Directors as so increased by such smallest number, and the holders of shares of preferred stock, including the Preferred Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of capital stock of the Fund), to elect such smallest number of additional Directors, together with the two Directors that such holders are in any event entitled to elect. A Voting Period shall commence:

                    (A) if at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on any outstanding shares of preferred stock, including the Preferred Shares, equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

                    (B) if at any time holders of shares of preferred stock, including the Preferred Shares, are entitled under the 1940 Act to elect a majority of the Directors of the Fund.

          Upon the termination of a Voting Period, the voting rights described in this subparagraph (b)(i) shall cease, subject always, however, to the revesting of such voting rights in the holders of shares of preferred stock upon the further occurrence of any of the events described in this subparagraph (b)(i).

          (ii) NOTICE OF SPECIAL MEETING. As soon as practicable after the accrual of any right of the holders of shares of preferred stock, including the Preferred Shares, to elect additional Directors as described in paragraph 4(b)(i) of this Part I, the Fund shall so notify the Auction Agent and a special meeting of such holders shall be called by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 80 days after the date of mailing of such notice. If the Fund fails to send such notice to the Auction Agent or if such special meeting is not called, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of shares of preferred stock, including the Preferred Shares, held during a Voting Period at which Directors are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of capital stock of the Fund), shall be entitled to elect the number of Directors prescribed in paragraph 4(b)(i) of this Part I on a one-vote-per-share basis.

          (iii) TERMS OF OFFICE OF EXISTING DIRECTORS. Except as provided in the next succeeding sentence, the terms of office of all persons who are Directors of the Fund at the time of a special meeting of Holders and holders of other shares of preferred stock to elect Directors shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of Directors that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent Directors elected by the Holders and such other holders of shares of preferred stock and the remaining incumbent Directors elected by the holders of the Common Shares and shares of preferred stock, shall constitute the duly elected Directors. If the election of additional Directors by the holders of shares of preferred stock, including the Preferred Shares, would cause the number of Directors to exceed 12, then the terms of office of a number of Directors elected by the holders of Common Shares and preferred stock, voting as a single class, shall terminate at the time of the special meeting to elect such additional Directors such that the sum of the number of remaining Directors and the number of additional Directors does not exceed 12 and the number of additional Directors and the two Directors elected by the holders of shares of preferred stock, including the Preferred Shares constitute a majority of the entire Board of Directors.

          (iv) TERMS OF OFFICE OF CERTAIN DIRECTORS TO TERMINATE UPON TERMINATION OF VOTING PERIOD. Simultaneously with the termination of a Voting Period, the terms of office of the additional Directors elected by the Holders and holders of other Preferred Shares pursuant to paragraph 4(b)(i) of this Part I shall automatically terminate, the remaining Directors shall constitute the Directors of the Fund and the voting rights of the Holders and such other holders to elect additional Directors pursuant to paragraph 4(b)(i) of this Part I shall cease, subject to the provisions of the last sentence of paragraph 4(b)(i) of this Part I.

     (c)  HOLDERS OF PREFERRED SHARES TO VOTE ON CERTAIN OTHER MATTERS.

          (i) INCREASE IN CAPITALIZATION; VOLUNTARY PETITION FOR BANKRUPTCY. So long as any Preferred Shares are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a "majority of the outstanding" Preferred Shares (unless a higher percentage is provided for herein or in the Charter or by applicable law), in person or by proxy, either in writing or at a meeting, voting as a separate class, authorize, create or issue any class or series of shares ranking prior to or on a parity with the Preferred Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, or authorize, create or issue additional Preferred Shares (except that, notwithstanding the foregoing, but subject to the provisions of these Articles Supplementary, the Directors, without the vote or consent of the Holders of Preferred Shares, may from time to time authorize and create, and the Fund may from time to time issue, additional Preferred Shares or classes or series of other shares of preferred stock ranking on a parity with Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund if the Fund receives written confirmation from Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) and from any Substitute Rating Agency then rating the Preferred Shares that such authorization, creation or issuance would not impair the rating then assigned by such Rating Agency to the Preferred Shares). So long as any Preferred Shares are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a "majority of the outstanding" Preferred Shares (unless a higher percentage is provided for herein or in the Charter or by applicable law), in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

          For purposes of paragraph 4 of this Part I, "majority of the outstanding" Preferred Shares (or any other series of shares of preferred stock of the Fund, as applicable) means (i) 67% or more of such shares present at a meeting or represented by proxy, if the Holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

          (ii) 1940 ACT MATTERS. Unless a higher percentage is provided for herein or in the Charter or by applicable law, (A) the affirmative vote of the Holders of at least a "majority of the outstanding" Preferred Shares, voting as a separate class, shall be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (B) the affirmative vote of the Holders of a "majority of the outstanding" Preferred Shares, voting as a separate class, shall be required to approve any plan of "reorganization" (as such term is defined in Section 2(a)(33) of the 1940 Act) adversely affecting such shares. The affirmative vote of the Holders of at least a "majority of the outstanding" Preferred Shares, voting as a separate class, shall also be required to approve any action not described in the first sentence of this paragraph 4(c)(ii) requiring a vote of security holders of the Fund under section 13(a) of the 1940 Act. In the event a vote of Holders of Preferred Shares is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Fund shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The Fund shall, not later than ten Business Days after the date on which such vote is taken, notify Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) of the results of such vote.

     (d) BOARD MAY TAKE CERTAIN ACTIONS WITHOUT SHAREHOLDER APPROVAL. The Board of Directors, without the vote or consent of any Holders of Preferred Shares or the holders of any other shares of preferred stock of the Fund, or any other stockholder of the Fund, may from time to time amend, alter or repeal the provisions of paragraph 10 of this Part I as well as any or all of the definitions contained within these Articles Supplementary (and any terms defined within, or related to, such definitions), add covenants and other obligations of the Fund, or confirm the applicability of covenants and other obligations set forth herein, all in connection with obtaining or maintaining the rating of any Rating Agency with respect to the Preferred Shares, and any such amendment, alteration or repeal will be deemed not to affect the preferences, rights or powers of the Holders of Preferred Shares or the holders of any other shares of preferred stock of the Fund expressly set forth in the Charter or these Articles Supplementary, provided that the Board of Directors shall have obtained written confirmation from Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) and from any Substitute Rating Agency then rating the Preferred Shares (with such confirmation in no event being required to be obtained from a particular Rating Agency with respect to definitions or other provisions relevant only to and adopted in connection with another Rating Agency's rating of the Preferred Shares) that any such amendment, alteration or repeal would not adversely affect the rating then assigned by such Rating Agency.

     (e) The affirmative vote of the Holders of a majority, as defined in the 1940 Act, of the outstanding shares of preferred stock of any series, including the Preferred Shares, voting separately from any other series, shall be required with respect to any matter that materially and adversely affects the rights, preferences or powers of that series in a manner different from that of other series or classes of the Fund's shares of capital stock. For purposes of the foregoing, no matter shall be deemed to adversely affect any rights, preference or power unless such matter (i) adversely alters or abolishes any preferential right of such series; (ii) creates, adversely alters or abolishes any right in respect of redemption of such series; or (iii) creates or adversely alters (other than to abolish) any restriction on transfer applicable to such series. The vote of holders of any series described in this Section (e) will in each case be in addition to a separate vote of the requisite percentage of Common Shares and/or preferred stock, if any, necessary to authorize the action in question.

     (f) The affirmative vote of the Holders of a majority, as defined in the 1940 Act, of the Preferred Shares, voting as a separate class, shall be required to amend, alter or repeal the provisions of the Articles Supplementary if such amendment, alteration or repeal would affect adversely the rights, preferences or powers expressly set forth in the Articles of Incorporation or these Articles Supplementary of Holders of the Preferred Shares, unless, in each case, the Fund obtains written confirmation from Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) or any Substitute Rating Agency then rating the Preferred Shares that such amendment, alteration or repeal would not impair the rating then assigned by such rating agency to the Preferred Shares, in which case the vote or consent of the Holders of the Preferred Shares is not required. For purposes of the foregoing, no matter shall be deemed to adversely affect any rights, preference or power unless such matter (i) adversely alters or abolishes any preferential right of the Preferred Shares; (ii) creates, adversely alters or abolishes any right in respect of redemption of the Preferred Shares; or (iii) creates or adversely alters (other than to abolish) any restriction on transfer applicable to the Preferred Shares. The vote of holders of any Preferred Shares described in this Section (f) will in each case be in addition to a separate vote of the requisite percentage, if any, of Common Shares and/or preferred stock necessary to authorize the action in question.

     (g) RIGHTS AND PREFERENCES SET FORTH IN THESE ARTICLES SUPPLEMENTARY ARE SOLE RIGHTS AND PREFERENCES. Unless otherwise required by law, the Holders of Preferred Shares shall not have any relative rights or preferences or other special rights other than those specifically set forth in these Articles Supplementary.

     (h) NO PREEMPTIVE RIGHTS OR CUMULATIVE VOTING. The Holders of Preferred Shares shall have no preemptive rights or rights to cumulative voting.

     (i) VOTING FOR DIRECTORS SOLE REMEDY FOR FUND'S FAILURE TO PAY DIVIDENDS. In the event that the Fund fails to pay any dividends on the Preferred Shares, the exclusive remedy of the Holders shall be the right to vote for Directors pursuant to the provisions of this paragraph 4.

     (j) HOLDERS ENTITLED TO VOTE. For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by these Articles Supplementary, by provisions of the Charter, by statute or otherwise, no Holder shall be entitled to vote any Preferred Share and no Preferred Share shall be deemed to be "outstanding" for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been mailed as provided in paragraph 8(c) of this Part I and the Redemption Price for the redemption of such shares shall have been deposited in trust with the Auction Agent for that purpose. No Preferred Shares held by the Fund shall have any voting rights or be deemed to be outstanding for voting or other purposes.

5.   1940 ACT PREFERRED SHARES ASSET COVERAGE.

     The Fund shall maintain, as of the last Business Day of each month in which any Preferred Shares are outstanding, the 1940 Act Preferred Shares Asset Coverage.

6.   PREFERRED SHARES BASIC MAINTENANCE AMOUNT.

          (a) So long as Preferred Shares are outstanding, the Fund shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date, Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Moody's is then rating the Preferred Shares) and Fitch Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Fitch is then rating the Preferred Shares).

          (b) (i) On or before 5:00 P.M., New York City time, on the third Business Day after a Valuation Date on which the Fund fails to satisfy the Preferred Shares Basic Maintenance Amount, and on the third Business Day after the Preferred Shares Basic Maintenance Cure Date with respect to such Valuation Date, the Fund shall complete and deliver to Moody's (if Moody's is then rating the Preferred Shares and the Fund failed to maintain Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount) and Fitch (if Fitch is then rating the Preferred Shares and the Fund failed to maintain Fitch Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount) and the Auction Agent (if either Moody's or Fitch is then rating the Preferred Shares) a Preferred Shares Basic Maintenance Report as of the date of such failure or such Preferred Shares Basic Maintenance Cure Date, as the case may be, which will be deemed to have been delivered to each such party if such party receives a copy or telecopy, telex or other electronic transcription thereof and on the same day the Fund mails to such party for delivery on the next Business Day the full Preferred Shares Basic Maintenance Report.

          (ii) The Fund shall also deliver a Preferred Shares Basic Maintenance Report to Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares):

                    (A) As of the last Valuation Date of each calendar month (or, if such day is not a Business Day, the immediately preceding Business Day), and

                    (B) As of any Quarterly Valuation Date, in each case on or before the third Business Day after such day.

     A failure by the Fund to deliver a Preferred Shares Basic Maintenance Report pursuant to the preceding sentence shall be deemed to be delivery of a Preferred Shares Basic Maintenance Report indicating the Discounted Value for all assets of the Fund is less than the Preferred Shares Basic Maintenance Amount, as of the relevant Valuation Date.

          (c) Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph 6(b)(ii)(B) of this Part I relating to a Quarterly Valuation Date, the Fund shall deliver to Moody's (if Moody's is then rating the Preferred Shares), Fitch (if Fitch is then rating the Preferred Shares) and the Auction Agent (if either Moody's or Fitch is then rating the Preferred Shares) a letter from the Independent Accountant (an "Accountant's Confirmation") regarding the mathematical accuracy of the calculations reflected in such Preferred Shares Basic Maintenance Report (and in any other Preferred Shares Basic Maintenance Report, randomly selected by the Independent Accountant, that was prepared by the Fund during the quarter ending on such Quarterly Valuation Date).

          (d) Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph 6(b)(i) of this Part I relating to any Valuation Date on which the Fund failed to satisfy the Preferred Shares Basic Maintenance Amount, and relating to the Preferred Shares Basic Maintenance Cure Date with respect to such failure to satisfy the Preferred Shares Basic Maintenance Amount, the Fund shall cause the Independent Accountant to provide to Moody's (if Moody's is then rating the Preferred Shares and has received such Preferred Shares Basic Maintenance Report in accordance with paragraph 6(b)(i) of this Part I), Fitch (if Fitch is then rating the Preferred Shares and has received such Preferred Shares Basic Maintenance Report in accordance with paragraph 6(b)(i) of this Part I) and the Auction

     Agent (if either Moody's or Fitch is then rating the Preferred Shares) an Accountant's Confirmation regarding the mathematical accuracy of the calculations set forth in such Preferred Shares Basic Maintenance Report.

          (e) If any Accountant's Confirmation delivered pursuant to paragraph 6(c) or 6(d) of this Part I shows that an error was made in the Preferred Shares Basic Maintenance Report for a particular Valuation Date for which such Accountant's Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) or Fitch Eligible Assets (if Fitch is then rating the Preferred Shares), as the case may be, of the Fund was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Fund.

          (f) On or before 5:00 p.m., New York City time, on the first Business Day after the Date of Original Issue of the Preferred Shares, the Fund shall complete and deliver to Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) a Preferred Shares Basic Maintenance Report as of the close of business on the Valuation Date immediately prior to such Date of Original Issue, but assuming in such Preferred Shares Basic Maintenance Report the issuance of the Preferred Shares. Within ten Business Days of such Date of Original Issue, the Fund shall cause the Independent Accountant to deliver in writing to Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) an Accountant's Confirmation regarding the mathematical accuracy of the calculations reflected in such Preferred Shares Basic Maintenance Report.

          (g) On or before 5:00 p.m., New York City time, on the third Business Day after:

                    (i)       the Fund shall have redeemed Common Shares,

                    (ii) the ratio of the Discounted Value of Moody's Eligible Assets to the Preferred Shares Basic Maintenance Amount is less than or equal to 130%, if Moody's is then rating the Preferred Shares,

                    (iii) the ratio of the Discounted Value of Fitch Eligible Assets to the Preferred Shares Basic Maintenance Amount is less than or equal to 115%, if Fitch is then rating the Preferred Shares, or

                    (iv) a written request by Moody's (if Moody's is then rating the Preferred Shares) or Fitch (if Fitch is then rating the Preferred Shares),

     the Fund shall complete and deliver to Moody's (if Moody's is then rating the Preferred Shares) or Fitch (if Fitch is then rating the Preferred Shares), as the case may be, a Preferred Shares Basic Maintenance Report as of the date of such event.

7.   RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS.

          (a) DIVIDENDS ON PARITY SHARES. Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares of capital stock of the Fund ranking, as to the payment of dividends, on a parity with any Series of Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on all Preferred Shares through their most recent Dividend Payment Date. When dividends are not paid in full upon any Series of Preferred Shares through their most recent Dividend Payment Date or upon the shares of any other class or series of shares of capital stock of the Fund ranking on a parity as to the payment of dividends with any Series of Preferred Shares through their most recent respective dividend payment dates, all dividends declared upon the Preferred Shares and any other such class or series of shares of capital stock ranking on a parity as to the payment of dividends with any Series of Preferred Shares shall be declared pro rata so that the amount of dividends declared per share on the Preferred Shares and such other class or series of shares of capital stock shall in all cases bear to each other the same ratio that accumulated dividends per share on the Preferred Shares and such other class or series of shares of capital stock bear to each other.

          (b) DIVIDENDS AND OTHER DISTRIBUTIONS WITH RESPECT TO COMMON SHARES UNDER THE 1940 ACT. The Directors shall not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the Fund maintains, at the time of any such declaration or purchase, the 1940 Act Preferred Shares Asset Coverage after deducting the amount of such dividend, distribution or purchase price, as the case may be.

          (c) OTHER RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. For so long as any Preferred Shares are outstanding, and except as otherwise contemplated by these Articles Supplementary, (A) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Fund ranking junior to the Preferred Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on the Preferred Shares through their most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (ii) the Fund has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption pertaining thereto, and (iii) immediately after such transaction the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) and Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) would each at least equal the Preferred Shares Basic Maintenance Amount.

8.   REDEMPTION.

          (a)       OPTIONAL REDEMPTION.

                    (i) Subject to the provisions of subparagraph (iii) of this paragraph 8(a) and to any applicable Special Redemption Provisions, Preferred Shares may be redeemed from time to time, at the option of the Fund, in whole or in part, on any Dividend Payment Date, out of funds legally available therefor, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but excluding any interest thereon) to (but not including) the date fixed for redemption; provided, however, that Preferred Shares may not be redeemed at the option of the Fund during the Initial Rate Period.

                    (ii) If fewer than all of the outstanding Preferred Shares of a Series are to be redeemed pursuant to subparagraph (i) of this paragraph 8(a), the shares to be redeemed shall be selected by lot or using such other method as the Board of Directors shall deem fair and reasonable.

                    (iii) The Fund may not on any date give a Notice of Redemption pursuant to paragraph 8(c) of this Part I in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date (1) the Fund has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of Preferred Shares by reason of the redemption of such shares on such redemption date and
          (2) the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) and Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) each at least equals the Preferred Shares Basic Maintenance Amount and would at least equal the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date. The Fund shall not be required to have available Deposit Securities as described in clause (1) of this subparagraph (iii) in respect of a redemption of the Preferred Shares, in whole or in part, contemplated to be effected pursuant to paragraph 8(a) where such redemption is subject to the issuance of shares of any other series of shares of preferred stock of the Fund.

          (b) MANDATORY REDEMPTION. The Fund shall redeem Preferred Shares, at a redemption price equal to $25,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared but excluding any interest thereon) to (but not including) the date fixed by the Directors for redemption, if the Fund fails to have either Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) or Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or fails to maintain the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the terms of these Articles Supplementary, and such failure is not cured on or before the Preferred Shares

     Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be. The number of Preferred Shares to be redeemed shall be equal to the lesser of:

                    (i) the minimum number of Preferred Shares, together with all other shares of preferred stock subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Preferred Shares Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be, would have resulted in the Fund's (A) having Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) and Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or (B) maintaining the 1940 Act Preferred Shares Asset Coverage, as the case may be, on such Cure Date (provided, however, that if there is no such minimum number of Preferred Shares and other shares of preferred stock the redemption or retirement of which would have had such result, all Preferred Shares and other shares of preferred stock then outstanding shall be redeemed), and

                    (ii) the maximum number of Preferred Shares, together with all other shares of preferred stock subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor in accordance with the Charter and applicable law.

          In determining the Preferred Shares required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among Preferred Shares and other shares of preferred stock (and, then, pro rata among the Preferred Shares) subject to redemption or retirement.

          The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be earlier than 20 days nor later than 24 days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of the Preferred Shares and other shares of preferred stock that are required to be redeemed pursuant to (i) above but which cannot be redeemed because of the operation of (ii) above or the Fund otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Fund shall redeem those Preferred Shares and other shares of preferred stock which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding Preferred Shares are to be redeemed pursuant to this paragraph 8(b), the Preferred Shares to be redeemed shall be selected by lot or using such other method as the Board of Directors shall deem fair and reasonable.

          (c) NOTICE OF REDEMPTION. If the Fund shall determine or be required to redeem Preferred Shares pursuant to paragraph 8(a) or 8(b) of this Part I, it shall mail a notice (a "Notice of Redemption") with respect to such redemption by first-class mail, postage prepaid, to each Holder of the relevant Series of Preferred Shares, at such Holder's address as the same appears on the record books of the Fund on the record date established by the Directors, and shall provide such notice to the Auction Agent, Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares). Such Notice of Redemption shall be so mailed not less than 20 nor more than 30 days prior to the date fixed for redemption. Each such Notice of Redemption shall state:

                    (1)  the redemption date;

                    (2) the number of Preferred Shares of the specified Series to be redeemed;

                    (3)  the CUSIP number for the Preferred Shares;

                    (4)  the Redemption Price;

                    (5) that dividends on the Preferred Shares to be redeemed will cease to accumulate on such redemption date; and

                    (6) the provisions of this paragraph 8 under which such redemption is made.

          If fewer than all the Preferred Shares of a Series held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of Preferred Shares of that Series to be redeemed from such Holder. The Fund may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to paragraph 8(a) of this Part I that such redemption is subject to one or more conditions precedent and that the Fund shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

          (d)       NO REDEMPTION UNDER CERTAIN CIRCUMSTANCES.

                    (i) Notwithstanding the provisions of paragraphs 8(a) or 8(b) of this Part I, if any dividends on the Preferred Shares (whether or not earned or declared) are in arrears, no Preferred Shares shall be redeemed unless all outstanding Preferred Shares are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any Preferred Shares; provided, however, that the foregoing shall not prevent the purchase or acquisition of outstanding Preferred Shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to Holders of all outstanding Preferred Shares.

                    (ii) To the extent that any redemption for which a Notice of Redemption has been mailed is not made by reason of the absence of legally available funds therefor in accordance with the Charter and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem Preferred Shares shall be deemed to exist at any time there is a Redemption Default with respect to a redemption specified in a Notice of Redemption.

          Notwithstanding the fact that the Fund may not have redeemed Preferred Shares for which a Notice of Redemption has been mailed, dividends may be declared and paid on Preferred Shares and shall include those Preferred Shares for which a Notice of Redemption has been mailed.

          (e) AUCTION AGENT AS TRUSTEE OF REDEMPTION PAYMENTS BY FUND. All moneys paid to the Auction Agent for payment of the Redemption Price of Preferred Shares called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

          (f) SHARES FOR WHICH NOTICE OF REDEMPTION HAS BEEN GIVEN ARE NO LONGER OUTSTANDING. Provided a Notice of Redemption has been mailed pursuant to paragraph 8(c) of this Part I, upon the deposit with the Auction Agent (not later than 12:00 Noon, New York City time, on the date fixed for redemption thereby, in funds available on such date in The City of New York, New York) of funds sufficient to redeem the Preferred Shares that are the subject of such notice, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be Outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate (including without limitation voting rights), except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in subparagraph 2(e)(iii) of this Part I. Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Directors shall so require and the Notice of Redemption shall so state), the Redemption Price shall be paid by the Auction Agent to the Holders of Preferred Shares subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Fund shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of:

                    (i) the aggregate Redemption Price of the Preferred Shares called for redemption on such date, and

                    (ii) all other amounts to which Holders of Preferred Shares called for redemption may be entitled.

                    Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Fund, after which time the Holders of Preferred Shares so called for redemption may look only to the Fund for payment of the Redemption Price and all other amounts to which they may be entitled. The Fund shall be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited.

          (g) COMPLIANCE WITH APPLICABLE LAW. In effecting any redemption pursuant to this paragraph 8, the Fund shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable Maryland law, and shall effect no redemption except in accordance with the 1940 Act and any applicable Maryland law.

          (h) ONLY WHOLE PREFERRED SHARES MAY BE REDEEMED. In the case of any redemption pursuant to this paragraph 8, only whole Preferred Shares shall be redeemed, and in the event that any provision of the Charter would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

9.   LIQUIDATION RIGHTS.

          (a) RANKING. The Preferred Shares shall rank on a parity with one another and with shares of any other series of shares of preferred stock as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

          (b) DISTRIBUTIONS UPON LIQUIDATION. Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of Preferred Shares then outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Fund ranking junior to the Preferred Shares upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared but excluding any interest thereon) accumulated but unpaid to (but not including) the date of final distribution in same-day funds. After the payment to the Holders of the Preferred Shares of the full preferential amounts provided for in this paragraph 9(b), the Holders of Preferred Shares as such shall have no right or claim to any of the remaining assets of the Fund.

          (c) PRO RATA DISTRIBUTIONS. In the event the assets of the Fund available for distribution to the Holders of Preferred Shares upon any dissolution, liquidation, or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph 9(b) of this Part I, no such distribution shall be made on account of any shares of any other class or series of shares of preferred stock ranking on a parity with the Preferred Shares with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the Preferred Shares, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

          (d) RIGHTS OF JUNIOR SHARES. Subject to the rights of the holders of shares of any series or class or classes of shares ranking on a parity with the Preferred Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the Holders of the Preferred Shares as provided in paragraph 9(b) of this Part I, but not prior thereto, any other series or class or classes of shares ranking junior to the Preferred Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the Preferred Shares shall not be entitled to share therein.

          (e) CERTAIN EVENTS NOT CONSTITUTING LIQUIDATION. Neither the sale of all or substantially all, or any portion of, the property or business of the Fund, nor the merger or consolidation of the Fund into or with any corporation, business trust or other entity nor the merger or consolidation of any corporation, business trust or other entity into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this paragraph 9.

10. CERTAIN OTHER RESTRICTIONS. (a) So long as any Preferred Shares are Outstanding and Moody's or Fitch so requires, the Fund will not, unless it has received written confirmation from Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) that any such action would not impair the rating then assigned by such Rating Agency to the Preferred Shares, engage in any one or more of the following transactions:

                    (i) enter into options and futures transactions except, with respect to Moody's, as set forth in paragraph (b) of this
          Section 10 and, with respect to Fitch, as set forth in paragraph (d) of this Section 10;

                    (ii) make short sales of securities unless at all times when a short position is open, the Fund owns an equal or greater amount of such securities or owns preferred stock, debt or warrants convertible or exchangeable into an equal or greater number of the shares of common stocks sold short;

                    (iii) overdraw any bank account (except as may be necessary for the clearance of security transactions); or

                    (iv) except in connection with a refinancing of the Preferred Shares, borrow money or issue senior securities (as defined in the 1940 Act) other than the Preferred Shares.

          (b) For so long as the Preferred Shares are rated by Moody's, the Fund (i) may buy call or put option contracts on securities or related indices, (ii) may write only covered call options on securities or related indices, (iii) may write put options on securities or related indices, (iv) may only sell futures contracts as a bona fide hedge of assets held by the Fund, (v) may only engage in futures transactions on an exchange where the exchange or its clearinghouse takes the opposite side of the transaction,
     (vi) may buy call or put options on futures contracts, (vii) may write put options on futures contracts and may only write call options on futures contracts if such call options are covered by: (1) purchased futures contracts underlying the option, (2) call positions owned on the futures contracts underlying the call option written, or (3) holdings of securities for which the written call options are a bona fide hedge, (viii) may purchase futures contracts as a hedge, (ix) may buy call or put options on interest rate swaps (commonly known as swaptions), (x) may buy credit default protection derivatives, (xi) to the extent an asset or financial instrument is used to cover a particular option, futures contract or option on a futures contract, will not be able to use such asset or financial instrument to cover any additional option, futures contract or option on a futures contract, and (xii) will only engage in common equity index-based futures or options transactions if Moody's advises the Fund in writing that such transactions will not adversely affect its then-current rating on the Preferred Shares.

          For so long as the Preferred Shares are rated by Moody's, unless, in each case, Moody's advises the Fund in writing that such action or actions will not adversely affect its then-current rating on the Preferred Shares, in determining the Preferred Shares Basic Maintenance Amount, the Fund shall include as a liability (i) 10% of the exercise value of a written call option on securities or related indices, (ii) 100% of the exercise value of any written put option on securities or related indices, (iii) 10% of the settlement value of the assets underlying futures contracts sold or call options written on futures contracts, (iv) 100% of the settlement value of the assets underlying futures contracts purchased and (v) 100% of the settlement value of the assets underlying the futures contracts based on exercise price if the Fund writes put options on futures contracts.

          Also, for so long as the Preferred Shares are rated by Moody's, unless, in each case, Moody's advises the Fund in writing that such action or actions will not adversely affect its then-current rating on the Preferred Shares, the Fund (i) will limit its transactions in futures contracts and written options thereon to those relating to U.S. Treasury Bonds, U.S. Treasury Notes, debt securities of agencies of the U.S. Government and debt securities of Government Sponsored Enterprises of the U.S. Government, (ii) will not engage in options and futures transactions for leveraging or speculative purposes, (iii) will not enter into an options or futures transaction unless after giving effect to such transaction the Fund is in compliance with the provisions of these Articles Supplementary relating to the Preferred Shares Basic Maintenance Amount,
     (iv) shall not include in Moody's Eligible Assets any assets pledged in margin accounts in connection with futures transactions, (v) will assume for purposes of determining the Discounted Value, when the Fund has purchased futures contracts or has written put options, ownership by the Fund of the underlying asset, which will be the security resulting in the lowest Discounted Value when delivery may be made to the Fund with any of a class of securities, (vi) will engage only in exchange traded futures contracts and written options thereon on exchanges approved by Moody's in writing, which, as of the date of these Articles Supplementary, consist of the Chicago Board of Trade, the Chicago Mercantile Exchange and the Financial Exchange, (vii) will limit the transactions in futures contracts sold and call options written on futures contracts so that the settlement value of the underlying futures contracts does not in total exceed 65% of the value of the Moody's Eligible Assets of the Fund rated the equivalent of Baa3 or better by Moody's and not otherwise hedged by a written call and
     (viii) will only take positions in futures which are deliverable in the nearby and next following contract months that are not any later than three months after such nearby contract month and will close out such futures positions by the fifth business day of the delivery month.

          (c) For so long as the Preferred Shares are rated by Moody's, unless, in each case, Moody's advises the Fund in writing that such action or actions will not adversely affect its then-current rating on the Preferred Shares:

                    (i) the composition of the Fund's portfolio will not be altered if the effect of any such alteration would be to cause the Fund, immediately after giving effect to the transaction, to have a Preferred Shares Basic Maintenance Amount equal to or in excess of the Discounted Value of Moody's Eligible Assets as of the previous Valuation Date;

                    (ii) if the Preferred Shares Basic Maintenance Amount exceeds the Discounted Value of Moody's Eligible Assets, the Fund will invest the proceeds of the sale or other disposition of a Moody's Eligible Asset in an investment having a greater Discount Factor or in an issuer in a different industry from the investment sold or otherwise disposed of only if the effect of such transaction immediately after giving effect thereto would be to reduce the excess of the Preferred Shares Basic Maintenance Amount over the Discounted Value; and

                    (iii) at such time that the Discounted Value of Moody's Eligible Assets is less than 25% greater than the Preferred Shares Basic Maintenance Amount, the composition of the Fund 's portfolio will not be altered if, in the Fund 's reasonable judgment, the result of such alteration would cause the Fund to fail to be in compliance with the provisions of these Articles Supplementary relating to the Preferred Shares Basic Maintenance Amount.

          (d) For so long as the Preferred Shares are rated by Fitch, the Fund (i) may buy call or put option contracts on securities or related indices, (ii) may write only covered call options on securities or related indices, (iii) may write put options on securities or related indices, (iv) may only sell futures contracts as a bona fide hedge of assets held by the Fund, (v) may only engage in futures transactions on an exchange where the exchange or its clearinghouse takes the opposite side of the transaction,
     (vi) may buy call or put options on futures contracts, (vii) may write put options on futures contracts and may only write call options on futures contracts if such call options are covered by: (1) purchased futures contracts underlying the option, (2) call positions owned on the futures contracts underlying the call option written, or (3) holdings of securities for which the written call options are a bona fide hedge, (viii) may purchase futures contracts as a hedge, (ix) may buy call or put options on interest rate swaps (commonly known as swaptions), (x) may buy credit default protection derivatives, (xi) to the extent an asset or financial instrument is used to cover a particular option, futures contract or option on a futures contract, will not be able to use such asset or financial instrument to cover any additional option, futures contract or option on a futures contract, and (xii) will only engage in common equity index-based futures or options transactions if Fitch advises the Fund in writing that such transactions will not adversely affect its then-current rating on the Preferred Shares.

          For so long as the Preferred Shares are rated by Fitch, unless, in each case, Fitch advises the Fund in writing that such action or actions will not adversely affect its then-current rating on the Preferred Shares, in determining the Preferred Shares Basic Maintenance Amount, the Fund shall include as a liability (i) 10% of the exercise value of a written call option on securities or related indices, (ii) 100% of the exercise value of any written put option on securities or related indices, (iii) 10% of the settlement value of the assets underlying futures contracts sold or call options written on futures contracts, (iv) 100% of the settlement value of the assets underlying futures contracts purchased and (v) 100% of the settlement value of the assets underlying the futures contracts based on exercise price if the Fund writes put options on futures contracts.

          Also, for so long as the Preferred Shares are rated by Fitch, unless, in each case, Fitch advises the Fund in writing that such action or actions will not adversely affect its then-current rating on the Preferred Shares, the Fund (i) will limit its transactions in futures contracts and written options thereon to those relating to U.S. Treasury Bonds, U.S. Treasury Notes, debt securities of agencies of the U.S. Government and debt securities of Government Sponsored Enterprises of the U.S. Government, (ii) will not engage in options and futures transactions for leveraging or speculative purposes, (iii) will not enter into an options or futures transaction unless after giving effect to such transaction the Fund is in compliance with the provisions of these Articles Supplementary relating to the Preferred Shares Basic Maintenance Amount, (iv) shall not include in Fitch Eligible Assets any assets pledged in margin accounts in connection with futures transactions, (v) will assume for purposes of determining the Discounted Value, when the Fund has purchased futures contracts or has written put options, ownership by the Fund of the underlying asset, which will be the security resulting in the lowest Discounted Value when delivery may be made to the Fund with any of a class of securities, (vi) will engage only in exchange traded futures contracts and written options thereon on exchanges approved by Fitch in writing, which, as of the date of these Articles Supplementary, consist of the Chicago Board of Trade, the Chicago Mercantile Exchange and the Financial Exchange, (vii) will limit the transactions in futures contracts sold and call options written on futures contracts so that the settlement value of the underlying futures contracts does not in total exceed 65% of the value of the Fitch Eligible Assets of the Fund rated the equivalent of BBB- or better by Fitch and not otherwise hedged by a written call and (viii) will only take positions in futures which are deliverable in the nearby and next following contract months that are not any later than three months after such nearby contract month and will close out such futures positions by the fifth business day of the delivery month.

          (e) For so long as the Preferred Shares are rated by Fitch, unless, in each case, Fitch advises the Fund in writing that such action or actions will not adversely affect its then-current rating on the Preferred
     Shares:

                    (i) the composition of the Fund's portfolio will not be altered if the effect of any such alteration would be to cause the Fund, immediately after giving effect to the transaction, to have a Preferred Shares Basic Maintenance Amount equal to or in excess of the Discounted Value of Fitch Eligible Assets as of the previous Valuation Date;

                    (ii) if the Preferred Shares Basic Maintenance Amount exceeds the Discounted Value of Fitch Eligible Assets, the Fund will invest the proceeds of the sale or other disposition of a Fitch Eligible Asset in an investment having a greater Discount Factor or in an issuer in a different industry from the investment sold or otherwise disposed of only if the effect of such transaction immediately after giving effect thereto would be to reduce the excess of the Preferred Shares Basic Maintenance Amount over the Discounted Value; and

                    (iii) at such time that the Discounted Value of Fitch Eligible Assets is less than 25% greater than the Preferred Shares Basic Maintenance Amount, the composition of the Fund 's portfolio will not be altered if, in the Fund 's reasonable judgment, the result of such alteration would cause the Fund to fail to be in compliance with the provisions of these Articles Supplementary relating to the Preferred Shares Basic Maintenance Amount.

11.  MISCELLANEOUS.

          (a) NO FRACTIONAL SHARES. No fractional Preferred Shares shall be issued.

          (b) STATUS OF PREFERRED SHARES REDEEMED, EXCHANGED OR OTHERWISE ACQUIRED BY THE FUND. Preferred Shares which are redeemed, exchanged or otherwise acquired by the Fund shall return to the status of authorized and unissued shares of preferred stock without designation as to series.

          (c) BOARD MAY RESOLVE AMBIGUITIES. To the extent permitted by applicable law, the Directors may interpret or adjust the provisions of these Articles Supplementary to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend these Articles Supplementary with respect to the Preferred Shares prior to the issuance of the Preferred Shares.

          (d) HEADING NOT DETERMINATIVE. The headings contained in these Articles Supplementary are for convenience of reference only and shall not affect the meaning or interpretation of these Articles Supplementary.

          (e) NOTICES. All notices or communications to be given pursuant to these Articles Supplementary, unless otherwise specified in these Articles Supplementary, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid.

                                    PART II.

1. ORDERS. Unless otherwise permitted by the Fund, Beneficial Owners and Potential Beneficial Owners may only participate in Auctions through their Broker-Dealers. Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. A Broker-Dealer may also hold in its own account as a Beneficial Owner; provided, however, that a Broker-Dealer that is an Affiliate of the Fund may not hold Preferred Shares in its own account as a Beneficial Owner. A Broker-Dealer may thus submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. A Broker-Dealer that is an Affiliate of the Fund may submit Orders to the Auction Agent as provided herein, but only if such Orders are not for its own account.

          (a) Prior to the Submission Deadline on each Auction Date for a Series of Preferred Shares:

                    (i) each Beneficial Owner of such Series of Preferred Shares may submit to its Broker-Dealer by telephone or otherwise information as to:

                              (A) the number of Outstanding Preferred Shares, if any, of such Series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for such Series of Preferred Shares for the next succeeding Rate Period of such Series;

                              (B) the number of Outstanding Preferred Shares, if any, of such Series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for Preferred Shares for the next succeeding Rate Period for such Series of Preferred Shares shall be less than the rate per annum specified by such Beneficial Owner; and/or

                              (C) the number of Outstanding Preferred Shares, if any, of such Series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for such Series of the Preferred Shares for the next succeeding Rate Period of such Series; and

                    (ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith, for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of Preferred Shares, if any, of such Series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for such Series of Preferred Shares for the next succeeding Rate Period shall not be less than the rate per annum specified by such Potential Beneficial Owner.

     For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i)(A), (i)(B), (i)(C) or
(ii) of this paragraph 1(a) is hereinafter referred to as an "Order" and collectively as "Orders," and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph

(a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or
(ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders." Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be its customers or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented.

          (b) (i) A Bid by a Beneficial Owner or an Existing Holder of a Series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                              (A) the number of Outstanding Preferred Shares of such Series specified in such Bid if the Applicable Rate for Preferred Shares of such Series determined on such Auction Date shall be less than the rate specified therein;

                              (B)       such number or a lesser number of
                    Outstanding Preferred Shares of such Series to be determined as set forth in clause (iv) of paragraph 4(a) of this Part II if the Applicable Rate for Preferred Shares of such Series determined on such Auction Date shall be equal to the rate specified therein; or

                              (C) the number of Outstanding Preferred Shares of such Series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for Preferred Shares of such Series, or such number or a lesser number of Outstanding Preferred Shares of such Series to be determined as set forth in clause (iii) of paragraph 4(b) of this Part II if the rate specified therein shall be higher than the Maximum Rate for Preferred Shares of such Series and Sufficient Clearing Bids for the Preferred Shares of such Series do not exist.

                    (ii) A Sell Order by a Beneficial Owner or an Existing Holder of a Series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                              (A) the number of Outstanding Preferred Shares of such Series specified in such Sell Order; or

                              (B)       such number or a lesser number of
                    Outstanding Preferred Shares of such Series as set forth in clause (iii) of paragraph 4(b) of this Part II if Sufficient Clearing Bids for the Preferred Shares of such Series do not exist; PROVIDED, HOWEVER, that a Broker-Dealer that is an Existing Holder with respect to Preferred Shares of such Series shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph 2(c) of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Fund) with the provisions of paragraph 5 of this Part II or (2) such Broker-Dealer reasonably believes it is not the Existing Holder of such shares, and such Broker-Dealer has informed the Auction Agent of such belief pursuant to the terms of its Broker-Dealer Agreement.

                    (iii) A Bid by a Potential Beneficial Holder or a Potential Holder of Preferred Shares of a Series subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

                              (A) the number of Outstanding Preferred Shares of such Series specified in such Bid if the Applicable Rate for Preferred Shares of such Series determined on such Auction Date shall be higher than the rate specified therein; or

                              (B)       such number or a lesser number of
                    Outstanding Preferred Shares of such Series as set forth in clause (v) of paragraph 4(a) of this Part II if the Applicable Rate for Preferred Shares of such Series determined on such Auction Date shall be equal to the rate specified therein.

          (c) No Order for any number of Preferred Shares other than whole shares shall be valid.

2.   SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT.

          (a) Each Broker-Dealer shall submit in writing or through the Auction Agent's auction processing system to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for Preferred Shares of a Series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

                    (i) the name of the Bidder placing such Order (which shall be the Broker- Dealer unless otherwise permitted by the Fund);

                    (ii) the aggregate number of Outstanding Preferred Shares of the relevant Series that are the subject of such Order;

                    (iii) to the extent that such Bidder is an Existing Holder of Preferred Shares:

                              (A) the number of Preferred Shares, if any, of such Series subject to any Hold Order of such Existing Holder;

                              (B) the number of Preferred Shares, if any, of such Series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

                              (C) the number of Preferred Shares, if any, of such Series subject to any Sell Order of such Existing Holder; and

                    (iv) to the extent such Bidder is a Potential Holder of Preferred Shares, the rate and number of Preferred Shares of such Series specified in such Potential Holder's Bid.

          (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

          (c) If an Order or Orders covering all of the outstanding Preferred Shares of a Series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding Preferred Shares of such Series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, HOWEVER, that if an Order or Orders covering all of the Outstanding Preferred Shares held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than 91 Rate Period Days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding Preferred Shares of such Series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

          (d) If one or more Orders of an Existing Holder are submitted to the Auction Agent covering in the aggregate more than the number of Outstanding Preferred Shares of a Series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

                    (i) all Hold Orders shall be considered valid, but only up to and including in the aggregate the number of Outstanding Preferred Shares of such Series held by such Existing Holder, and if the number of Preferred Shares of such Series subject to such Hold Orders exceeds the number of Outstanding Preferred Shares of such Series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover exactly the number of Outstanding Preferred Shares of such Series held by such Existing Holder;

                    (ii) (A) any Bid for shares of a Series shall be considered valid up to and including the excess of the number of Outstanding Preferred Shares of such

          Series held by such Existing Holder over the Preferred Shares subject to any Hold Orders referred to in clause (i) above;

                              (B) subject to subclause (A), if more than one Bid of an Existing Holder for Preferred Shares of such Series is submitted to the Auction Agent with the same rate and the number of Outstanding Preferred Shares of such Series subject to such Bids is greater than the excess of the number of Outstanding Preferred Shares of such Series held by such Existing Holder over the Preferred Shares subject to any Hold Orders referred to in clause (i) above, such Bids shall be considered valid up to and including the amount of such excess, and the number of Preferred Shares subject to each Bid with the same rate shall be reduced pro rata to cover exactly the number of Preferred Shares of such Series equal to such excess;

                              (C) subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for Preferred Shares of such Series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of the excess of the number of Outstanding Preferred Shares of such Series held by such Existing Holder over the Preferred Shares of such Series subject to any Hold Orders referred to in clause (i) above; and

                              (D) in any such event, the number, if any, of such Outstanding Preferred Shares of such Series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for Preferred Shares of such Series by or on behalf of a Potential Holder at the rate therein specified; and

                    (iii) all Sell Orders shall be considered valid up to and including the excess of the number of Outstanding Preferred Shares of such Series held by such Existing Holder over the sum of the Preferred Shares of such Series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

          (e) If more than one Bid for one or more shares of a Series is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid, with the rate and number of shares therein specified.

          (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

          (g) The Fund shall not be responsible for a Broker-Dealer's failure to act in accordance with the instructions of Beneficial Owners or Potential Beneficial Owners or failure to comply with the Auction Procedures contained in this Part II of these Articles Supplementary.

3. DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE RATE.

          (a) Not earlier than the Submission Deadline on each Auction Date for a Series of Preferred Shares, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such Series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine:

                    (i) the excess of the number of Outstanding Preferred Shares of such Series over the number of Outstanding Preferred Shares of such Series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available Preferred Shares" of such Series);

                    (ii) from the Submitted Orders for shares of such Series whether:

                              (A) the number of Outstanding Preferred Shares of such Series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate;

                    exceeds or is equal to the sum of:

                              (B) the number of Outstanding Preferred Shares of such Series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate; and

                              (C) the number of Outstanding Preferred Shares of such Series subject to Submitted Sell Orders

                    (in the event such excess or such equality exists (other than because the number of Preferred Shares of such Series in subclauses (B) and (C) above is zero because all of the Outstanding Preferred Shares of such Series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids"); and

                    (iii) if Sufficient Clearing Bids for shares of such Series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for such Series) which if:

                              (A) (I) each such Submitted Bid of Existing Holders specifying the Winning Bid Rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the Preferred Shares of such Series that are subject to such Submitted Bids; and

                              (B) (I) each such Submitted Bid of Potential Holders specifying such Winning Bid Rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted, thus entitling such Potential Holders to purchase the number of Preferred Shares that are subject to such Submitted Bids;

                    would result in such Existing Holders described in subclause
                    (A) above continuing to hold an aggregate number of Outstanding Preferred Shares of such Series which, when added to the number of Outstanding Preferred Shares of such Series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available Preferred Shares of such Series.

          (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph 3(a) of this Part II, the Auction Agent shall advise the Fund of the Maximum Rate for the Series of Preferred Shares for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for Preferred Shares of such Series for the next succeeding Rate Period thereof as follows:

                    (i) if Sufficient Clearing Bids for Preferred Shares of such Series exist, that the Applicable Rate for all Preferred Shares of such Series for the next Succeeding Rate Period thereof shall be equal to the Winning Bid Rate of such Series so determined;

                    (ii) if Sufficient Clearing Bids for shares of such Series do not exist (other than because all of the Outstanding Preferred Shares of such Series are subject to Submitted Hold Orders), that the Applicable Rate for all Preferred Shares of such Series for the next succeeding Rate Period thereof shall be equal to the Maximum Rate for shares of such Series; or

                    (iii) if all of the Outstanding Preferred Shares of such Series are subject to Submitted Hold Orders, that the Dividend Period next succeeding the Auction for shares of such Series shall automatically be the same length as the immediately preceding Dividend Period and the Applicable Rate for all Preferred Shares of such Series for the next succeeding Dividend Period thereof shall be 80% of the Reference Rate.

4. ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES.

     Existing Holders shall continue to hold the Preferred Shares that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph 3(a) of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

          (a) If Sufficient Clearing Bids for shares of a Series have been made, all Submitted Sell Orders shall be accepted with respect to shares of such Series and, subject to the provisions of paragraphs 4(d) and 4(e) of this Part II, Submitted Bids with respect to shares of such Series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such Series shall be rejected:

                    (i) Existing Holders' Submitted Bids for shares of such Series specifying any rate that is higher than the Winning Bid Rate for such Series shall be accepted, thus requiring each such Existing Holder to sell the Preferred Shares subject to such Submitted Bids;

                    (ii) Existing Holders' Submitted Bids for shares of such Series specifying any rate that is lower than the Winning Bid Rate for shares of such Series shall be rejected, thus entitling each such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bids;

                    (iii) Potential Holders' Submitted Bids for shares of such Series specifying any rate that is lower than the Winning Bid Rate for shares of such Series shall be accepted;

                    (iv) Each Existing Holder's Submitted Bid for shares of such Series specifying a rate that is equal to the Winning Bid Rate for shares of such Series shall be rejected, thus entitling such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bid, unless the number of Outstanding Preferred Shares subject to all such Submitted Bids shall be greater than the number of Preferred Shares ("Remaining Shares") equal to the excess of the Available Preferred Shares of such Series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph 4(a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold Preferred Shares subject to such Submitted Bid, but only in an amount equal to the number of Preferred Shares of such Series obtained by multiplying the number of Remaining Shares by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such Series; and

                    (v) each Potential Holder's Submitted Bid for shares of such Series specifying a rate that is equal to the Winning Bid Rate for shares of such Series shall be accepted but only in an amount equal to the number of Preferred Shares of such Series obtained by multiplying the number of shares in the excess of the Available Preferred Shares of such Series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph 4(a) by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares subject to such

          Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such Series.

          (b) If Sufficient Clearing Bids for shares of a Series have not been made (other than because all of the Outstanding Preferred Shares of such Series are subject to Submitted Hold Orders), subject to the provisions of paragraph 4(d) of this Part II, Submitted Orders for shares of such Series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such Series shall be rejected:

                    (i) Existing Holders' Submitted Bids for shares of such Series specifying any rate that is equal to or lower than the Maximum Rate for shares of such Series shall be rejected, thus entitling such Existing Holders to continue to hold the Preferred Shares subject to such Submitted Bids;

                    (ii) Potential Holders' Submitted Bids for shares of such Series specifying any rate that is equal to or lower than the Maximum Rate for shares of such Series shall be accepted; and

                    (iii) Each Existing Holder's Submitted Bid for shares of such Series specifying any rate that is higher than the Maximum Rate for shares of such Series and the Submitted Sell Orders of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such Series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of Preferred Shares of such Series obtained by multiplying the number of Preferred Shares of such Series subject to Submitted Bids described in clause (ii) of this paragraph
          (b) by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares of such Series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding Preferred Shares of such Series subject to all such Submitted Bids and Submitted Sell Orders.

          (c) If all of the Outstanding Preferred Shares of a Series are subject to Submitted Hold Orders, all Submitted Bids for shares of such Series shall be rejected.

          (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph 4(a) or clause (iii) of paragraph 4(b) of this Part II, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a Series of Preferred Share on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of Preferred Shares of such Series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole Preferred Shares.

          (e) If, as a result of the procedures described in clause (v) of paragraph 4(a) of this Part II, any Potential Holder would be entitled or required to purchase less than a whole share of a Series of Preferred Share on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate Preferred Shares of such Series for purchase among Potential Holders so that only whole shares of Preferred Shares of such Series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing Preferred Shares of such Series on such Auction Date.

          (f) Based on the results of each Auction for shares of a Series of Preferred Shares, the Auction Agent shall determine the aggregate number of Preferred Shares of such Series to be purchased and the aggregate number of Preferred Shares of such Series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, Preferred Shares of such Series. Notwithstanding any provision of the Auction Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of shares of a Series of Preferred Shares with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of Preferred Shares that have been made in respect of Potential Holders' or Potential Beneficial Owners' Submitted Bids for shares of such Series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

          (g) Neither the Fund nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver Preferred Shares of any Series or to pay for Preferred Shares of any Series sold or purchased pursuant to the Auction Procedures or otherwise.

5.   TRANSFER OF PREFERRED SHARES.

     Unless otherwise permitted by the Fund, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer; provided, however, that (a) a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this paragraph 5 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.

6.   GLOBAL CERTIFICATE.

     Prior to the commencement of a Voting Period, (i) all of the Preferred Shares of a Series outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of Preferred Shares shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee.

7.   FORCE MAJEURE.

          (a)       Notwithstanding anything else set forth herein,

                    (i) if an Auction Date is not a Business Day because the New York Stock Exchange is closed for business for more than three consecutive calendar days (excluding Saturdays and Sundays and previously announced New York Stock Exchange holidays) due to an act of God, natural disaster, extreme weather, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or if the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Applicable Rate for the next Dividend Period shall be the Applicable Rate determined on the previous Auction Date; and

                    (ii) if an Auction Date is not a Business Day because the New York Stock Exchange is closed for business for three or fewer than three consecutive calendar days (excluding Saturdays and Sundays and previously announced New York Stock Exchange holidays) due to an act of God, natural disaster, extreme weather, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or if the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Applicable Rate for the next Dividend Period shall be the Applicable Rate determined by auction on the first Business Day following such Auction Date.

          (b) Notwithstanding anything else set forth herein, if a Dividend Payment Date is not a Business Day because the New York Stock Exchange is closed for business for more than three consecutive calendar days due to an act of God, natural disaster, extreme weather, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or if the dividend payable on such date can not be paid for any such reason, then:

                    (i) The Dividend Payment Date for the affected Dividend Period shall be the next Business Day on which the Fund and the Auction Agent are able to cause the dividend to be paid using commercially reasonable best efforts;

                    (ii) The affected Dividend Period shall end on the day it would have ended had such event not occurred and the Dividend Payment Date had remained the scheduled date; and

                    (iii) The next Dividend Period will begin and end on the dates on which it would have begun and ended had such event not occurred and the Dividend Payment Date remained the scheduled date.

          (c) In the event that either provision (a) or (b) of this Section 7 is applicable for a Series of Preferred Shares, each Beneficial Owner or Existing Holder, as the case may be, of such Series of Preferred Shares shall hold all of the Preferred Shares of such Series held by such Beneficial Owner or Existing Holder until the next Auction Date for such Series of Preferred Shares (unless the Beneficial Owner or Existing Holder, as the case may be, of such Series of Preferred Shares sells his or her Preferred Shares outside of an Auction in a secondary trading market).

8. AUCTION AGENT. For so long as any Preferred Shares are outstanding, the Auction Agent, duly appointed by the Fund so to act, shall be in each case a commercial bank, Fund company or other institution independent of the Fund and its Affiliates (which, however, may engage or have engaged in business transactions with the Fund or its Affiliates), and at no time shall the Fund or any of its Affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any Preferred Shares are outstanding, the Directors shall attempt to appoint another qualified commercial bank, Fund company or other institution to act as the Auction Agent. The Auction Agent's registry of Existing Holders of the Preferred Shares shall be conclusive and binding on the Broker-Dealers.

     IN WITNESS WHEREOF, FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND INCORPORATED has caused these presents to be signed as of _______ __, 2003 in its name and on its behalf by its Chief Executive Officer, and witnessed by its Secretary.

     The undersigned, who executed on behalf of the Fund the foregoing Articles Supplementary, hereby acknowledges the foregoing Articles Supplementary to be the corporate act of the Fund and hereby certifies to the best of his knowledge, information, and belief that the matters and facts set forth herein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

                                            FLAHERTY & CRUMRINE/CLAYMORE
                                            TOTAL RETURN FUND INCORPORATED

                                            By:
                                                --------------------------------
                                                Donald F. Crumrine
                                                Chief Executive Officer


WITNESS:

-----------------------------
R. Eric Chadwick
Secretary

                                   APPENDIX C-
                               PROXY VOTING POLICY

                FLAHERTY & CRUMRINE INCORPORATED (THE "ADVISER")
             POLICIES AND PROCEDURES FOR VOTING PROXIES FOR CLIENTS

            (The definition of clients includes Preferred Income Fund, Preferred Income Opportunity Fund, F&C/Claymore Preferred Securities Income Fund, and Flaherty & Crumrine/Claymore Total Return Fund - collectively, the "Funds")

PURPOSE

            These Policies and Procedures are designed to satisfy the Adviser's duties of care and loyalty to its clients with respect to monitoring corporate events and exercising proxy authority in the best interests of such clients.

            In connection with this objective, these Policies and Procedures are designed to deal with potential complexities which may arise in cases where the Adviser's interests conflict or appear to conflict with the interests of its clients.

            These Policies and Procedures are also designed to communicate with clients the methods and rationale whereby the Adviser exercises proxy authority.

            This document is available to any client or Fund shareholder upon request and the Adviser will make available to such clients and Fund shareholders the record of the Adviser's votes promptly upon request and to the extent required by Federal law and regulations.(1)

FUNDAMENTAL STANDARD
            The Adviser will be guided by the principle that, in those cases where it has discretion, it is bound to vote proxies and take such other corporate actions consistent with the interest of its clients with regard to the objective of wealth maximization.

GENERAL
            The Adviser has divided its discussion in this document into two major categories: voting with respect to common stock and voting with respect to senior equity, e.g., preferred stock and similar securities. In those events where the Adviser may have to take action with respect to debt, such as in the case of amendments of covenants or in the case of default, bankruptcy, reorganization, etc., the Adviser will apply the same principles as would apply to common or preferred stock, MUTATIS MUTANDIS.

            These Policies and Procedures apply only where the client has granted discretionary authority with respect to proxy voting of an issuer. Where the Adviser does not have authority, it

--------
            (1) This will include Fund web site reporting of proxy votes on Form N-PX no later than 8/31/2004 for the twelve month period ended 6/30/2004.

will keep appropriate written records evidencing that such discretionary authority has not been granted.

            The Adviser may choose not to keep written copies of proxy materials that are subject to SEC regulation and maintained in the SEC's EDGAR database. In other instances, the Adviser will keep appropriate written records in its files or in reasonably accessible storage.

            Similarly, the Adviser will keep in its files, or reasonably accessible storage, work papers and other materials that were significant to the Adviser in making a decision how to vote.

            For purposes of decision making, the Adviser will assume that each ballot for which it casts votes is the only security of an issuer held by the client. Thus, when casting votes where the Adviser may have discretionary authority with regard to several different securities of the same issuer, it may vote securities "in favor" for those securities or classes where the Adviser has determined the matter in question to be beneficial while, at the same time, voting "against" for those securities or classes where the Adviser has determined the matter to be adverse. Such cases occasionally arise, for example, in those instances where a vote is required by both common and preferred shareholders, voting as separate classes, for a change in the terms regarding preferred stock issuance.

            The Adviser will reach its voting decisions independently, after appropriate investigation. It does not generally intend to delegate its decision making or to rely on the recommendations of any third party, although it may take such recommendations into consideration. The Adviser may consult with such other experts, such as CPA's, investment bankers, attorneys, etc., as it regards necessary to help it reach informed decisions.

            Absent good reason to the contrary, the Adviser will generally give substantial weight to management recommendations regarding voting. This is based on the view that management is usually in the best position to know which corporate actions are in the best interests of common shareholders as a whole.

            With regard to those shareholder-originated proposals which are typically described as "social, environmental, and corporate responsibility" matters, the Adviser will typically give weight to management's recommendations and vote against such shareholder proposals, particularly if the adoption of such proposals would bring about burdens or costs not borne by those of the issuer's competitors.

            In cases where the voting of proxies would not justify the time and costs involved, the Adviser may refrain from voting. From the individual client's perspective, this would most typically come about in the case of small holdings, such as might arise in connection with spin-offs or other corporate reorganizations. From the perspective of the Adviser's institutional clients, this envisions cases (1) as more fully described below where preferred and common shareholders vote together as a class or (2) other similar or analogous instances.

            Ultimately, all voting decisions are made on a case-by-case basis, taking relevant considerations into account.

VOTING OF COMMON STOCK PROXIES
            The Adviser categorizes matters as either routine or non-routine, which definition may or may not precisely conform to the definitions set forth by securities exchanges or other bodies categorizing such matters. Routine matters would include such things as the voting for directors and the ratification of auditors and most shareholder proposals regarding social, environmental, and corporate responsibility matters. Absent good reason to the contrary, the Adviser normally will vote in favor of management's recommendations on these routine matters.

            Non-routine matters might include, without limitation, such things as (1) amendments to management incentive plans, (2) the authorization of additional common or preferred stock, (3) initiation or termination of barriers to takeover or acquisition, (4) mergers or acquisitions, (5) changes in the state of incorporation, (6) corporate reorganizations, and (7) "contested" director slates. In non-routine matters, the Adviser, as a matter of policy, will attempt to be generally familiar with the questions at issue. This will include, without limitation, studying news in the popular press, regulatory filings, and competing proxy solicitation materials, if any. Non-routine matters will be voted on a case-by-case basis, given the complexity of many of these issues.

VOTING OF PREFERRED STOCK PROXIES
            Preferred stock, which is defined to include any form of equity senior to common stock, generally has voting rights only in the event that the issuer has not made timely payments of income and principal to shareholders or in the event that a corporation desires to effectuate some change in its articles of incorporation which might modify the rights of preferred stockholders. These are non-routine in both form and substance.

            In the case of non-routine matters having to do with the modification of the rights or protections accorded preferred stock shareholders, the Adviser will attempt, wherever possible, to quantify the costs and benefits of such modifications and will vote in favor of such modifications only if they are in the bests interests of preferred shareholders or if the issuer has offered sufficient compensation to preferred stock shareholders to offset the reasonably foreseeable adverse consequences of such modifications. A similar type of analysis would be made in the case where preferred shares, as a class, are entitled to vote on a merger or other substantial transaction.

            In the case of the election of directors when timely payments to preferred shareholders have not been made ("contingent voting"), the Adviser will cast its votes on a case-by-case basis after investigation of the qualifications and independence of the persons standing for election.

            Routine matters regarding preferred stock are the exception, rather than the rule, and typically arise when the preferred and common shareholders vote together as a class on such matters as election of directors. The Adviser will vote on a case-by-case basis, reflecting the principles set forth elsewhere in this document. However, in those instances where the common shares of an issuer are held by a holding company and where, because of that, the election outcome is not in doubt, the Adviser does not intend to vote such proxies since the time and costs would outweigh the benefits.

ACTUAL AND APPARENT CONFLICTS OF INTEREST
            Potential conflicts of interest between the Adviser and the Adviser's clients may arise when the Adviser's relationships with an issuer or with a related third party conflict or appear to conflict with the best interests of the Adviser's clients.

            The Adviser will indicate in its voting records available to clients whether or not a material conflict exists or appears to exist. In addition, the Adviser will communicate with the client (which shall mean the independent Directors or Director(s) they may so designate in the case of the Funds) in instances when a material conflict of interest may be apparent. The Adviser shall describe the conflict to the client and state the Adviser's voting recommendation and the basis therefor. If the client considers there to be a reasonable basis for the proposed vote notwithstanding the conflict or, in the case of the Funds, that the recommendation was not affected by the conflict (without considering the merits of the proposal), the Adviser shall vote in accordance with the recommendation it had made to the client.

            In all such instances, the Adviser will keep reasonable documentation supporting its voting decisions and/or recommendations to clients.

AMENDMENT OF THE POLICIES AND PROCEDURES
            These Policies and Procedures may be modified at any time by action of the Board of Directors of the Adviser but will not become effective, in the case of the Funds, unless they are approved by majority vote of the non-interested Directors of the Funds. Any such modifications will be made to the Adviser's clients by mail and/or other electronic means in a timely manner. These Policies and Procedures, and any amendments thereto, will be posted on the Funds' webs sites and will be disclosed in reports to shareholders as required by law.

Dated:      7/24/2003

                                     PART C

                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(1)  Financial Statements:
     Part A -- None
     Part B -- Report of Independent Accountants

(2)  Exhibits:

     (a)  (1)  Articles of Incorporation*
          (2)  Amendment to Articles of Incorporation***
          (3)  Form of Articles Supplementary
     (b)  (1)  By-Laws***
     (c)  Not applicable.
     (d) (1) Specimen certificate for Common Stock, par value $.01 per share***
          (2) Form of specimen stock certificate representing shares of preferred stock
     (e)  Dividend Reinvestment and Cash Purchase Plan
     (f)  Not applicable.
     (g) Investment Advisory Agreement between the Fund and Flaherty & Crumrine Incorporated ("F&C")
     (h) (1) Purchase Agreement with Merrill Lynch & Co. for the issuance of common stock
          (2) Form of Purchase Agreement with Merrill Lynch & Co. for the issuance of preferred stock
     (i)  Not applicable.
     (j)  (1)  Custodian Services Agreement between the Fund and PFPC Trust
               Company
     (k)  (1)  Transfer Agency and Registrar Agreement between the Fund and
               PFPC Inc.
          (2)  Administration Agreement between the Fund and PFPC Inc.
          (3)  Servicing Agreement between the Fund and Claymore
          Securities, Inc. ("Claymore")
          (4)  Form of Auction Agency Agreement between the Fund and
          Wilmington Trust Company
          (5) Form of Broker-Dealer Agreement between the Fund and Merrill Lynch & Co.
          (6)  Form of Letter of Representations
          (7) Additional Compensation Agreement between F&C and Merrill Lynch & Co.
          (8)  Underwriting Participation Agreement between the Fund and
          Claymore
     (l)  (1)  Opinion and Consent of Willkie Farr & Gallagher LLP
          (2)  Opinion and Consent of Venable LLP
     (m)  Not applicable.
     (n)  (1)  Consent of KPMG LLP
          (2)  Power of Attorney****

     (o)  Not applicable.
     (p)  Purchase Agreement
     (q)  Not applicable.
     (r)  (1)  Code of Ethics of the Fund***
          (2)  Code of Ethics of F&C***
          (3)  Code of Ethics of Claymore***

----------
* Incorporated by reference to the registrant's Registration Statement on Form N-2, filed June 23, 2003.

** Incorporated by reference to Pre-Effective Amendment No. 1 to the registrant's Registration Statement on Form N-2, filed July 25, 2003.

*** Incorporated by reference to Pre-Effective Amendment No. 2 to the registrant's Registration Statement on Form N-2, filed August 26, 2003.

**** Incorporated by reference to the registrant's Registration Statement on Form N-2, filed on September 22, 2003.

ITEM 25. MARKETING ARRANGEMENTS

          Reference is made to the Form of Purchase Agreement for the Preferred Shares to be filed as Exhibit h(2).

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

          The approximate expenses in connection with the offering, all of which are being borne by the Registrant, are as follows:

          SEC Registration Fees                          $10,436
          Printing Expenses                              $55,000
          Legal Fees and Expenses                       $165,000
          Auditing Fees and Expenses                     $25,000
          Rating Agency Fees                             $77,100
          Miscellaneous                                  $43,344
                                                        ----------
          Total                                         $375,880
                                                        ==========

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          None.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES

          As of October 23, 2003


                                                              NUMBER OF RECORD
          TITLE OF CLASS                                          HOLDERS
          --------------------------------------------      --------------------
          Common Stock, par value $.01 per share                    15
          Preferred Stock, par value $.01 per share                  0

ITEM 29. INDEMNIFICATION

          Section 2-418 of the General Corporation Law of the State of Maryland and Article VIII of the Registrant's Articles of Incorporation provide for indemnification.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it as against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and directors of its investment advisers, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by that entity or those of its officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940 by F&C (SEC File No. 801-19384).

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

          Flaherty & Crumrine/Claymore Total Return Fund Incorporated c/o Flaherty & Crumrine Incorporated
          301 E. Colorado Blvd. - Suite 720
          Pasadena, CA 91101
          (Registrant's Articles of Incorporation and By Laws)

          Flaherty & Crumrine Incorporated
          301 E. Colorado Blvd. - Suite 720
          Pasadena, CA 91101
          (with respect to its services as Adviser)

          Claymore Securities, Inc.
          210 N. Hale Street
          Wheaton, IL 60187
          (with respect to its services as Servicing Agent)

          PFPC, Inc.
          P.O. Box 8030
          Boston, MA 02266
          (with respect to its services as Administrator, Transfer Agent, Registrar and Dividend-Paying Agent with respect to the Fund's Common Stock)

          PFPC Trust Company
          P.O. Box 8030
          Boston, MA 02266
          (with respect to its services as Custodian for the Fund's assets)

ITEM 32. MANAGEMENT SERVICES

          Not applicable.

ITEM 33. UNDERTAKINGS

          (1) Registrant undertakes to suspend offering its shares until it amends its prospectus if (1) subsequent to the effective date of its registration statement, the net asset value per share declines more than 10 percent from its net asset value per share as of the effective date of this registration statement, or (2) the net asset value per share increases to an amount greater than its net proceeds as stated in the prospectus.

          (2)  Not applicable.

          (3)  Not applicable.

          (4)  Not applicable.

          (5)  Registrant hereby undertakes that:

               (a) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by Registrant pursuant to 497(h) under the Act shall be deemed to be part of the registration statement as of the time it was declared effective.

               (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days or receipt of a written request or oral request, any Statement of Additional Information.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pasadena, State of California, on the 27th day of October, 2003.

                                      FLAHERTY & CRUMRINE/CLAYMORE TOTAL
                                      RETURN FUND INCORPORATED

                                      By: /s/ Donald F. Crumrine
                                          ----------------------
                                          Donald F. Crumrine
                                          Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


SIGNATURE                            TITLE                     DATE
---------                            -----                     ----
/s/ Donald F. Crumrine      Director, Chairman of       October 27, 2003
-----------------------     the Board and
Donald F. Crumrine          Chief Executive Officer

/s/ Peter C. Stimes         Chief Financial Officer     October 27, 2003
-------------------
Peter C. Stimes

/s/ Martin Brody*           Director                    October 27, 2003
----------------
Martin Brody

/s/ Nicholas Dalmaso*       Director                    October 27, 2003
--------------------
Nicholas Dalmaso

/s/ David Gale*             Director                    October 27, 2003
--------------
David Gale

/s/ Morgan Gust*            Director                    October 27, 2003
---------------
Morgan Gust

/s/ Robert F. Wulf*         Director                    October 27, 2003
------------------
Robert F. Wulf

* Signatures affixed by Donald F. Crumrine pursuant to a power of attorney dated September 22, 2003, which was filed with the Registrant's Registration Statement on Form N-2 (File Nos. 333-109001 and 811-21380) on September 22, 2003.

                                  EXHIBIT INDEX

 Exhibit (a)(3)   Form of Articles Supplementary

 Exhibit (d)(2)   Form of specimen stock certificate representing shares of preferred stock

 Exhibit (e)      Dividend Reinvestment and Cash Purchase Plan

 Exhibit (g)      Investment Advisory Agreement between the Fund and Flaherty & Crumrine Incorporated

 Exhibit (h)(1)   Purchase Agreement with Merrill Lynch & Co. for the issuance of common stock

 Exhibit (h)(2)   Form of Purchase Agreement with Merrill Lynch & Co. for the issuance of preferred stock

 Exhibit (j)(1)   Custodian Services Agreement between the Fund and PFPC Trust Company

 Exhibit (k)(1)   Transfer Agency and Registrar Agreement between the Fund and
                  PFPC Inc.

 Exhibit (k)(2)   Administration Agreement between the Fund and PFPC Inc.

 Exhibit (k)(3)   Servicing Agreement between the Fund and Claymore Securities, Inc.

 Exhibit (k)(4)   Form of Auction Agency Agreement between the Fund and Wilmington Trust Company

 Exhibit (k)(5)   Form of Broker-Dealer Agreement between the Fund and Merrill
                  Lynch & Co.

 Exhibit (k)(6)   Letter of Representations

 Exhibit (k)(7)   Additional Compensation Agreement between F&C and Merrill
                  Lynch & Co.

 Exhibit (k)(8)   Underwriting Participation Agreement between the Fund and Claymore

 Exhibit (l)(1)   Opinion and Consent of Willkie Farr & Gallagher LLP

 Exhibit (l)(2)   Opinion and Consent of Venable LLP

 Exhibit (n)(1)   Consent of KPMG LLP

 Exhibit (p)      Purchase Agreement